As filed with the U.S. Securities and Exchange Commission
on March 29, 2023
Securities Act File No. 333-151713
Investment Company Act File No. 811-22209

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933 ☑

Pre-Effective Amendment No. ________ ❑

Post-Effective Amendment No. 716 ☑

and/or

Registration Statement Under The Investment Company Act Of 1940 ☑

Amendment No. 719 ☑
(Check appropriate box or boxes)

Global X Funds
(Exact Name of Registrant as Specified in Charter)
605 3rd Avenue, 43rd Floor
New York, NY 10158
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code:  (212) 644-6440

Send Copies of Communications to:

Luis Berruga	Eric S. Purple, Esquire
605 3rd Avenue, 43rd Floor	Stradley Ronon Stevens & Young, LLP
New York, New York 10158	2000 K Street, N.W., Suite 700
(NAME AND ADDRESS OF AGENT FOR SERVICE)	Washington D.C. 20006

It is proposed that this filing will become effective (check appropriate box)
❑ immediately upon filing pursuant to paragraph (b)
☑ on April 1, 2023 pursuant to paragraph (b)
❑ 60 days after filing pursuant to paragraph (a)(1)
❑ on (date) pursuant to paragraph (a)(1)
❑ 75 days after filing pursuant to paragraph (a)(2)
❑ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
❑ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED APRIL 1, 2023
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A AND SCHEDULE B HERETO (TOGETHER, "THE FUNDS"), AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the respective Statutory Prospectus and SAI.

From the date of this supplement until on or about June 30, 2023, the following disclosures are in effect and shall supersede the corresponding disclosure in each Fund’s Statutory Prospectus and SAI.

1a. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the second paragraph of the section titled “OTHER SERVICE PROVIDERS” in the Funds' Statutory Prospectus:

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

1b. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “Custodian and Transfer Agent” of the Funds' Statutory Prospectus:

Custodian and Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

1c. For the Funds listed in Schedule A and Schedule B hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “MANAGEMENT OF THE TRUST – CUSTODIAN AND TRANSFER AGENT” in the Funds' SAI:

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. ("BBH"), located at 50 Post Office Square, Boston, MA 02110, serves as custodian of the Funds' assets ("Custodian"). As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds' operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

1d. For the Funds listed in Schedule A and Schedule B hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “MANAGEMENT OF THE TRUST - SECURITIES LENDING AGENT” in the Funds' SAI:

SECURITIES LENDING AGENT

The Board of Trustees has approved each Fund's participation in a securities lending program. Under the securities lending program, BBH serves as the Funds' securities lending agent ("Securities Lending Agent").

SCHEDULE A
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Robotics & Artificial Intelligence ETF	April 1, 2023	April 1, 2023
Global X Internet of Things ETF	April 1, 2023	April 1, 2023
Global X FinTech ETF	April 1, 2023	April 1, 2023
Global X Video Games & Esports ETF	April 1, 2023	April 1, 2023
Global X Autonomous & Electric Vehicles ETF	April 1, 2023	April 1, 2023
Global X Cloud Computing ETF	April 1, 2023	April 1, 2023
Global X Data Center REITs & Digital Infrastructure ETF	April 1, 2023	April 1, 2023
Global X Cybersecurity ETF	April 1, 2023	April 1, 2023
Global X Artificial Intelligence & Technology ETF	April 1, 2023	April 1, 2023
Global X Metaverse ETF	April 1, 2023	April 1, 2023
Global X Millennial Consumer ETF	April 1, 2023	April 1, 2023
Global X Education ETF	April 1, 2023	April 1, 2023
Global X Cannabis ETF	April 1, 2023	April 1, 2023
Global X Genomics & Biotechnology ETF	April 1, 2023	April 1, 2023
Global X China Biotech Innovation ETF	April 1, 2023	April 1, 2023
Global X Telemedicine & Digital Health ETF	April 1, 2023	April 1, 2023
Global X Aging Population ETF	April 1, 2023	April 1, 2023
Global X Health & Wellness ETF	April 1, 2023	April 1, 2023
Global X CleanTech ETF	April 1, 2023	April 1, 2023
Global X U.S. Infrastructure Development ETF	April 1, 2023	April 1, 2023
Global X AgTech & Food Innovation ETF	April 1, 2023	April 1, 2023
Global X Blockchain ETF	April 1, 2023	April 1, 2023
Global X Clean Water ETF	April 1, 2023	April 1, 2023
Global X Hydrogen ETF	April 1, 2023	April 1, 2023
Global X Solar ETF	April 1, 2023	April 1, 2023
Global X Wind Energy ETF	April 1, 2023	April 1, 2023
Global X Green Building ETF	April 1, 2023	April 1, 2023
Global X Thematic Growth ETF	April 1, 2023	April 1, 2023

SCHEDULE B
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Alternative Income ETF	April 1, 2023	April 1, 2023
Global X S&P 500® Quality Dividend ETF	April 1, 2023	April 1, 2023
Global X U.S. Preferred ETF	April 1, 2023	April 1, 2023
Global X Variable Rate Preferred ETF	April 1, 2023	April 1, 2023
Global X MLP ETF	April 1, 2023	April 1, 2023
Global X MLP & Energy Infrastructure ETF	April 1, 2023	April 1, 2023
Global X Conscious Companies ETF	April 1, 2023	April 1, 2023
Global X Adaptive U.S. Factor ETF	April 1, 2023	April 1, 2023

Global X Adaptive U.S. Risk Management ETF	April 1, 2023	April 1, 2023
Global X Founder-Run Companies ETF	April 1, 2023	April 1, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED APRIL 1, 2023
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A HERETO (TOGETHER, "THE FUNDS"), AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statutory Prospectus and SAI.

From the date of this supplement until on or about June 30, 2023, the following disclosures are in effect and shall supersede the corresponding disclosure in each Fund’s Statutory Prospectus and SAI.

1a. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the second paragraph of the section titled “OTHER SERVICE PROVIDERS” in the Funds' Statutory Prospectus:

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

1b. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “Custodian and Transfer Agent” on the back cover page of the Funds' Statutory Prospectus:

Custodian and Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

1c. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “MANAGEMENT OF THE TRUST – CUSTODIAN AND TRANSFER AGENT” in the Funds' SAI:

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, serves as custodian of the Funds' assets (“Custodian”). As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund‘s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds' operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

SCHEDULE A
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Emerging Markets Bond ETF	April 1, 2023	April 1, 2023
Global X China Innovation ETF	April 1, 2023	April 1, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED APRIL 1, 2023
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A HERETO (TOGETHER, "THE FUNDS"), AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the respective Statutory Prospectus and SAI.

From the date of this supplement until on or about June 30, 2023, the following disclosures are in effect and shall supersede the corresponding disclosures in each Fund’s Statutory Prospectus and SAI.

1a. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the second paragraph of the section titled “OTHER SERVICE PROVIDERS” in the Funds' Statutory Prospectus:

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

1b. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “Custodian and Transfer Agent” on the back cover page of the Funds' Statutory Prospectus:

Custodian and Transfer Agent
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

1c. For the Funds listed in Schedule A hereto, until on or about June 30, 2023, the following disclosure replaces and supersedes the section titled “MANAGEMENT OF THE TRUST – CUSTODIAN AND TRANSFER AGENT” in the Funds' SAI:

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, serves as custodian of the Funds' assets (“Custodian”). As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund‘s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds' operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

SCHEDULE A
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Interest Rate Hedge ETF	April 1, 2023	April 1, 2023
Global X Interest Rate Volatility & Inflation Hedge ETF	April 1, 2023	April 1, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Global X Alternative Income ETF NASDAQ: ALTY	Global X MLP & Energy Infrastructure ETF NYSE Arca: MLPX
Global X S&P 500® Quality Dividend ETF NYSE Arca: QDIV	Global X Conscious Companies ETF NASDAQ: KRMA
Global X U.S. Preferred ETF NYSE Arca: PFFD	Global X Adaptive U.S. Factor ETF NYSE Arca: AUSF
Global X Variable Rate Preferred ETF NYSE Arca: PFFV	Global X Adaptive U.S. Risk Management ETF NYSE Arca: ONOF
Global X MLP ETF NYSE Arca: MLPA	Global X Founder-Run Companies ETF Cboe BZX: BOSS

Prospectus

April 1, 2023

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund (defined below) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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FUND SUMMARIES

Global X Alternative Income ETF

Ticker: ALTY Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Alternative Income ETF ("Fund") seeks to track, before fees and expenses, the price and yield performance of the Indxx SuperDividend® Alternatives Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 18.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx SuperDividend® Alternatives Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is intended to provide exposure to five income-producing categories: Master Limited Partnerships ("MLPs") and Infrastructure, Real Estate, Preferreds, Emerging Market Bonds and Covered Calls. The MLPs and Infrastructure categories primarily consist of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global real estate investment trusts ("REITs"), and gains this exposure through investing directly in the Global X SuperDividend® REIT ETF. The Preferreds category provides exposure to U.S. preferred securities, and gains this exposure through investing directly in the Global X U.S. Preferred ETF. The Emerging Markets Bonds category provides exposure to emerging markets debt, and gains this exposure through investing directly in the Global X Emerging Markets Bond ETF. The Covered Call category provides exposure to a covered call strategy, and gains this exposure through investing directly in the Global X Nasdaq 100 Covered Call ETF. At the annual reconstitution, each of the five categories is equally weighted at 20%.
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The Underlying Index may rebalance quarterly if any one category deviates more than 3% from its target weight, in which case each category is rebalanced back to equal weight of 20%. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by Indxx, LLC (the “Index Provider”), which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "outperform" the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was not concentrated in any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Actively Managed Portfolios Investment Risk: Certain of the Underlying Index constituents are actively managed portfolios, and their success depends upon the investment skills and analytical abilities of the investment adviser to that constituent to develop and effectively implement strategies to achieve the Underlying Index constituent’s investment objective. Subjective decisions made by the investment adviser may cause the Underlying Index constituent to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Bond Investment Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

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Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Leveraged Portfolios Investment Risk: Certain of the Underlying Index components may engage in transactions that give rise to leverage. Such transactions may include, among others, reverse repurchase agreements, securities lending, forward commitment transactions, short sales and certain derivative transactions. The use of leverage may cause the Underlying Index components to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Underlying Index component’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Underlying Index component’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Master Limited Partnerships Investment Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by changes in macro-economic and other factors affecting the stock market in general, including changes in growth, unemployment, and inflation rates, as well as expectations of interest rates. MLP common units and other equity securities can also be affected by investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Mortgage Real Estate Investment Trusts (Mortgage REITs) Investment Risk: Mortgage REITs are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk.

Non-Hedging Foreign Currency Trading Exposure Risk: Certain of the Underlying Index constituents may engage in forward foreign currency transactions for speculative purposes. The Underlying Index constituents' advisors may purchase or sell foreign currencies through the use of forward contracts based on the applicable advisors’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the advisors seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the advisors’ expectations may produce significant losses to the Underlying Index constituent.

Option Trading Strategies Exposure Risk: Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by an Underlying Index constituent may be particularly subject to this risk because of the volatility of the underlying stocks selected by an Underlying Index
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constituent. An Underlying Index constituent may incur a form of economic leverage through its use of options, which will increase the volatility of an Underlying Index constituent’s returns and may increase the risk of loss to an Underlying Index constituent. While an Underlying Index constituent will collect premiums on the options it writes, an Underlying Index constituent’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to an Underlying Index constituent from the receipt of such option premiums. Moreover, the options sold by an Underlying Index constituent may have imperfect correlation to the returns of their underlying stocks.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Infrastructure Companies: Infrastructure companies may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utility companies face intense competition, which may have an adverse effect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Commodity Exposure Risk: To the extent that its Underlying Index has exposure to securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, military conflict, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change
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quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Foreign Financial Institution Risk: Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow or decelerating economic growth, and high levels of debt.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic
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conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

High Dividend Yield Stocks Risk: High-yielding stocks are often speculative, high risk investments. These companies may be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Securities that pay dividends, as a group, can fall out of favor with the market, potentially during periods of rising interest rates, causing such companies to underperform companies that do not pay dividends.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as "junk bonds", including those bonds rated lower than "BBB-" by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch"), "Baa3" by Moody’s® Investors Service, Inc. ("Moody’s"), or "BBB (low)" by Dominion Bond Rating Service Limited("DBRS"), or are unrated but may be judged to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Investing in junk bonds is speculative.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

MLP Tax Risk: Subject to the application of the partnership audit rules, MLPs that elect to be taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which the Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. The Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP. Additionally, as a result of the Fund's exposure to MLPs taxed as partnerships, a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who sell their Shares for less than they bought them may still recognize a gain due to the reduction in tax basis.
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Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a
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national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
17.41%
10.40%
-5.73%
21.36%
-12.98%
23.50%
-12.12%
2016
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	25.60%
Worst Quarter:	3/31/2020	-39.48%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (07/13/2015)
Global X Alternative Income ETF:
·Return before taxes	-12.12%	1.56%	3.95%
·Return after taxes on distributions[1]	-14.17%	-0.80%	1.62%
·Return after taxes on distributions and sale of Fund Shares[1]	-7.03%	0.59%	2.40%
Indxx SuperDividend® Alternatives Index (net) (Index returns do not reflect deduction for fees, expenses, or taxes)	-12.01%	1.75%	4.37%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.42%	10.47%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager
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of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Global X S&P 500® Quality Dividend ETF

Ticker: QDIV Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X S&P 500® Quality Dividend ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Quality High Dividend Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.20%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.20%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$20	$64	$113	$255

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 78.73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the S&P 500® Quality High Dividend Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index that exhibit high quality and dividend yield characteristics, as determined by Standard & Poor's Financial Services LLC, the provider of the Underlying Index (the "Index Provider"). All constituents of the Underlying Index are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, eligible constituents are screened to include only securities that rank within the top 200 of the S&P 500® Index universe by both quality score and dividend yield. The Underlying Index is equal weighted and is reconstituted and rebalanced semi-annually. At each semi-annual rebalance, a sector capping methodology is applied to reduce sector concentration and increase diversification of the Underlying Index. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of January 31, 2023, the Underlying Index had 77 constituents.

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The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was not concentrated in any industry.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Also, a company may reduce or eliminate its dividend, and dividends may become the subject of scrutiny from central governments.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.
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Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its
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methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION
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The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
25.47%
0.26%
28.54%
-0.53%
2019
2020
2021
2022

Best Quarter:	12/31/2020	19.86%
Worst Quarter:	3/31/2020	-31.00%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/13/2018)
Global X S&P 500® Quality Dividend ETF:
·Return before taxes	-0.53%	8.69%
·Return after taxes on distributions[1]	-1.25%	7.87%
·Return after taxes on distributions and sale of Fund Shares[1]	0.17%	6.67%
S&P 500® Quality High Dividend Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-0.31%	9.01%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.20%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since the Fund's inception. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X U.S. Preferred ETF

Ticker: PFFD Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X U.S. Preferred ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Diversified Core U.S. Preferred Securities Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.23%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.23%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$24	$74	$130	$293

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 33.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the ICE BofA Diversified Core U.S. Preferred Securities Index ("Underlying Index"). The Fund also invests at least 80% of its total assets in preferred securities that are domiciled in, principally traded in or whose revenues are primarily from the U.S. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to track the broad-based performance of the U.S. preferred securities market. The Underlying Index includes different categories of preferred stock, such as floating, variable and fixed-rate preferreds, cumulative and non-cumulative preferreds, and trust preferreds. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, and have a minimum amount outstanding of $50 million. Qualifying securities must meet minimum price, liquidity, maturity and other requirements as determined by ICE Data Indices, LLC (the "Index Provider").

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level to limit the aggregate weight of a single issuer to 10% at each rebalance. The Underlying Index may include large-, mid- or small-capitalization companies. Components of
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the Underlying Index primarily include financials, real estate, telecommunications and utility companies. The Underlying Index is rebalanced quarterly. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the banking industry and had significant exposure to the financials sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Fixed-to-Floating Rate Securities Risk: The Fund invests in fixed-to-floating rate preferred securities, which are securities that have an initial term with a fixed dividend rate and following this initial term bear a floating dividend rate. Securities which include a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Although floating rate preferred securities can be less sensitive to interest rate risk than fixed-rate preferred securities, they are subject to the risks applicable to preferred securities more generally.

Hybrid Securities Investment Risk: Hybrid securities are subject to the risks of equity securities and risks of debt securities. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities may be more volatile and subject to greater risk than traditional debt securities and may, in certain circumstances, even be more volatile than traditional equity securities. At the same time, hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.

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LIBOR Transition Risk: The Fund invests in financial instruments that utilize London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Preferred Stock Investment Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Banking Industry: The performance of stocks in the banking industry may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact
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banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. The impact of changes in capital requirements and recent or future regulation of any individual banking company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of current or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Foreign Financial Institution Risk: Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow or decelerating economic growth, and high levels of debt.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as "junk bonds", including those bonds rated lower than "BBB-" by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch"), "Baa3" by Moody’s® Investors Service, Inc. ("Moody’s"), or "BBB (low)" by Dominion Bond Rating Service Limited("DBRS"), or are unrated but may be judged to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Investing in junk bonds is speculative.
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Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market
21

volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market
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performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

20%
10%
0%
-10%
-20%
-30%
17.76%
8.85%
4.91%
-3.93%
-20.47%
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	8.71%
Worst Quarter:	3/31/2020	-11.89%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (09/11/2017)
Global X U.S. Preferred ETF:
·Return before taxes	-20.47%	0.54%	0.66%
·Return after taxes on distributions[1]	-21.84%	-1.10%	-1.05%
·Return after taxes on distributions and sale of Fund Shares[1]	-11.46%	0.20%	0.22%
ICE BofA Diversified Core U.S. Preferred Securities Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-20.42%	0.72%	0.84%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.42%	10.46%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

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Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X Variable Rate Preferred ETF

Ticker: PFFV Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Variable Rate Preferred ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE U.S. Variable Rate Preferred Securities Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.25%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.25%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$26	$80	$141	$318

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 74.41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the ICE U.S. Variable Rate Preferred Securities Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to track the broad-based performance of the U.S.-listed variable rate preferred securities market. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, have floating or variable dividends or coupons, and have a minimum amount outstanding of $50 million. Qualifying preferred securities may, however, be issued by non-U.S. companies. Qualifying securities must be issued in $25, $50, $100, or $1000 par/liquidation preference increments, must have a traded market value of greater than $6 million in each of the previous three calendar months, and must have at least one year remaining to maturity, as determined by ICE Data Indices, LLC (the "Index Provider").

Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level to limit the aggregate weight of a single issuer
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to 10% at each rebalance. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include financials companies. The Underlying Index is rebalanced quarterly. The Underlying Index may include securities that are rated below investment grade or that are unrated but may be deemed to be of a comparable quality. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the banking industry and had significant exposure to the financials sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Fixed-to-Floating Rate Securities Risk: The Fund invests in fixed-to-floating rate preferred securities, which are securities that have an initial term with a fixed dividend rate and following this initial term bear a floating dividend rate. Securities which include a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Although floating rate preferred securities can be less sensitive to interest rate risk than fixed-rate preferred securities, they are subject to the risks applicable to preferred securities more generally.

Hybrid Securities Investment Risk: Hybrid securities are subject to the risks of equity securities and risks of debt securities. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities may be more volatile and subject to greater risk than traditional debt securities and may, in certain circumstances, even be more volatile than traditional equity securities. At the same time, hybrid securities may not fully participate in gains of their issuer and thus potential
26

returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.

LIBOR Transition Risk: The Fund invests in financial instruments that utilize London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Preferred Stock Investment Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including risks associated with floating rate debt.

Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate securities may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. A downward adjustment in coupon rates may decrease the Fund's income as a result of its investment in variable or floating rate securities.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

27

Focus Risk To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Banking Industry: The performance of stocks in the banking industry may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. The impact of changes in capital requirements and recent or future regulation of any individual banking company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of current or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Foreign Financial Institution Risk: Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow or decelerating economic growth, and high levels of debt.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed
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countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as "junk bonds", including those bonds rated lower than "BBB-" by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch"), "Baa3" by Moody’s® Investors Service, Inc. ("Moody’s"), or "BBB (low)" by Dominion Bond Rating Service Limited("DBRS"), or are unrated but may be judged to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Investing in junk bonds is speculative.

Interest Rate Risk: Variable and floating rate securities generally are less sensitive to interest rate changes than fixed rate securities but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s Shares.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security.
29

Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value
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of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	6/30/2021	4.17%
Worst Quarter:	6/30/2022	-6.01%
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Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (06/22/2020)
Global X Variable Rate Preferred ETF:
·Return before taxes	-14.20%	1.48%
·Return after taxes on distributions[1]	-15.59%	0.01%
·Return after taxes on distributions and sale of Fund Shares[1]	-7.70%	1.02%
ICE U.S. Variable Rate Preferred Securities Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-14.06%	1.71%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	10.29%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.
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Global X MLP ETF

Ticker: MLPA Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X MLP ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP Infrastructure Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Deferred Income Tax Expense and/or Franchise Tax Expense):[1]	0.00%
Total Annual Fund Operating Expenses:	0.45%

1     The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ''C'' corporation. As a ''C'' corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund's accrued deferred tax liability, if any, is reflected each day in the Fund's net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. The Fund also accrues state franchise tax liability. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund's investments, the Fund may be required to file franchise state returns in several states.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 47.13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive MLP Infrastructure Index ("Underlying Index"). Moreover, at least 80% of the Fund's total assets will be invested in securities that have economic characteristics of the
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Master Limited Partnership ("MLP") asset class. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed.

The Underlying Index is intended to give investors a means of tracking the performance of the energy infrastructure MLP asset class in the United States. As of January 31, 2023, the Underlying Index was comprised of 15 MLPs engaged in the transportation, storage, and processing of natural resources ("Midstream MLPs"). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by Solactive AG, the provider of the Underlying Index ("Index Provider"), which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not the Underlying Index.

Midstream MLPs are publicly traded partnerships engaged in the transportation, storage and processing of natural resources. By confining their operations to these specific activities, the interests, or units, of MLPs that elect to be taxed as a partnership are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. The Fund may also invest in MLPs that elect to be taxed as corporations.

To refrain from being taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, or the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Due to the nature of the Fund's investments, the Fund will not qualify as a regulated investment company under the Code. As a result, the Fund will be taxed as a regular corporation ("C" corporation) for federal income tax purposes.

The Adviser seeks a correlation over time of 95% or better between the Fund's performance, before fund fees, expenses and taxes, and the performance of the Underlying Index. A correlation percentage of 100% would indicate perfect correlation. If the
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Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the oil, gas and consumable fuels industry and had significant exposure to the energy sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Master Limited Partnerships Investment Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by changes in macro-economic and other factors affecting the stock market in general, including changes in growth, unemployment, and inflation rates, as well as expectations of interest rates. MLP common units and other equity securities can also be affected by investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Midstream MLPs Investment Risk: MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Midstream MLPs may be particularly susceptible to large drops in energy prices, which have the ability to impact more drastically production in the oil and gas fields that they serve. Further, MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Associated Risks Related to Investing in Energy Infrastructure Companies: The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

• reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
• new construction and acquisition risk, which can limit growth potential;
• a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
• changes in the regulatory environment;
• extreme weather;
• rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and
• threats of attack by terrorists.
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Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Commodity Exposure Risk: To the extent that its Underlying Index has exposure to securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, military conflict, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Actions taken by central governments may dramatically impact supply and demand forces that influence energy prices, resulting in sudden decreases in value for companies in the energy sector.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the market price of fuel, resulting in sudden decreases in value for companies in the oil, gas and consumable fuels industry. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in
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which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

MLP Tax Risk: Subject to the application of the partnership audit rules, MLPs that elect to be taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which the Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. The Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP. Additionally, as a result of the Fund's exposure to MLPs taxed as partnerships, a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who sell their Shares for less than they bought them may still recognize a gain due to the reduction in tax basis. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

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Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Potential Substantial After-Tax Tracking Error From Index Performance Risk: The Fund will be subject to taxation on its taxable income. The NAV of Shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index, however, is calculated without any deductions for taxes. As a result, the Fund’s performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated. The performance of the Fund may diverge from that of the Underlying Index.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

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Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Taxable Fund Risk: Tax risks associated with the Fund's structure include, but are not limited to, the following:

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with its investment in MLPs, including as a result of ordinary income incurred by the MLPs as well as resulting from capital appreciation of the Fund’s investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease the Fund's NAV. Conversely, decreases in deferred tax liability will increase the Fund's NAV. The Fund will rely to some extent on information provided by the MLPs in which it invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. The Fund may accrue separately for taxes associated with both capital gains and ordinary income realized by the Fund. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith. However, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 21%) and an assumed rate attributable to state taxes. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

Tax Status of the Fund. The Fund is taxed as a regular corporation ("C" corporation) for federal income tax purposes. This differs from most investment companies, which elect to be treated as regulated investment companies under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes may reduce your return from an investment in the Fund. Additionally, in accordance with the provisions of the Inflation Reduction Act of 2022, a Fund may become liable for federal excise tax on share redemptions occurring on or after January 1, 2023. A Fund will incur an excise tax liability equal to one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

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Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. On or around March 30, 2015, there was a change in the Fund's Underlying Index from Solactive MLP Composite Index to Solactive MLP Infrastructure Index. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

60%
40%
20%
0%
-20%
-40%
17.82%
4.15%
-30.13%
21.12%
-8.51%
-15.47%
11.88%
-33.93%
39.96%
26.98%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	47.60%
Worst Quarter:	3/31/2020	-58.62%

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Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Ten Years Ended December 31, 2022
Global X MLP ETF:
·Return before taxes	26.98%	2.12%	0.54%
·Return after taxes on distributions[1]	24.81%	1.75%	0.18%
·Return after taxes on distributions and sale of Fund Shares[1]	17.42%	1.61%	0.38%
Hybrid Solactive MLP Infrastructure Index (gross)[2] (Index returns do not reflect deduction for fees, expenses, or taxes)	29.08%	2.82%	1.93%
S&P 500® Index (Index returns do not reflect deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

2    Hybrid Index performance reflects the performance of the Solactive MLP Composite Index through March 31, 2015 and the Solactive MLP Infrastructure Index thereafter.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you. A portion of the Fund's distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

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The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X MLP & Energy Infrastructure ETF

Ticker: MLPX Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X MLP & Energy Infrastructure ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP & Energy Infrastructure Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.45%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 23.48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive MLP & Energy Infrastructure Index ("Underlying Index"). The Fund also invests at least 80% of its total assets in securities of master limited partnerships ("MLPs") and energy infrastructure corporations. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index tracks the performance of midstream energy infrastructure MLPs and corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products. The Underlying Index limits its exposure to partnerships in order to comply with applicable tax diversification rules. Securities must be publicly traded in the United States. As of January 31, 2023, the Underlying Index was comprised of 27 securities. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by Solactive AG, the provider of the Underlying Index ("Index Provider"), which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment
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adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Adviser will use a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

MLPs, including midstream energy infrastructure MLPs, are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, or the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

The Adviser seeks a correlation over time of 95% or better between the Fund's performance, before fund fees, expenses and taxes, and the performance of the Underlying Index. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the oil, gas and consumable fuels industry and had significant exposure to the energy sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well
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as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Master Limited Partnerships Investment Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by changes in macro-economic and other factors affecting the stock market in general, including changes in growth, unemployment, and inflation rates, as well as expectations of interest rates. MLP common units and other equity securities can also be affected by investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Midstream MLPs Investment Risk: MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Midstream MLPs may be particularly susceptible to large drops in energy prices, which have the ability to impact more drastically production in the oil and gas fields that they serve. Further, MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Associated Risks Related to Investing in Energy Infrastructure Companies: The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

• reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
• new construction and acquisition risk, which can limit growth potential;
• a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
• changes in the regulatory environment;
• extreme weather;
• rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and
• threats of attack by terrorists.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

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Commodity Exposure Risk: To the extent that its Underlying Index has exposure to securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, military conflict, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Actions taken by central governments may dramatically impact supply and demand forces that influence energy prices, resulting in sudden decreases in value for companies in the energy sector.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the market price of fuel, resulting in sudden decreases in value for companies in the oil, gas and consumable fuels industry. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and
46

distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

MLP Tax Risk: Subject to the application of the partnership audit rules, MLPs that elect to be taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which the Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. The Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP. Additionally, as a result of the Fund's exposure to MLPs taxed as partnerships, a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who sell their Shares for less than they bought them may still recognize a gain due to the reduction in tax basis. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not
47

assume that the source of the distributions is from the net profits of the Fund. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

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Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

60%
40%
20%
0%
-20%
-40%
16.53%
-35.23%
36.18%
-4.75%
-15.32%
19.02%
-20.15%
39.48%
21.51%
2014
2015
2016
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	37.87%
Worst Quarter:	3/31/2020	-48.88%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (08/06/2013)
Global X MLP & Energy Infrastructure ETF:
·Return before taxes	21.51%	6.40%	4.06%
·Return after taxes on distributions[1]	20.34%	4.91%	2.81%
·Return after taxes on distributions and sale of Fund Shares[1]	13.18%	4.44%	2.72%
Solactive MLP & Energy Infrastructure Index (Index returns do not reflect deduction for fees, expenses, or taxes)	22.47%	7.09%	4.74%
S&P 500® Index (Index returns do not reflect deduction for fees, expenses, or taxes)	-18.11%	9.42%	11.18%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager
50

of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X Conscious Companies ETF

Ticker: KRMA Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Conscious Companies ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Concinnity Conscious Companies Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.43%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.43%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$44	$138	$241	$542

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 31.92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Concinnity Conscious Companies Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies listed in the U.S. that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system ("MsOS"), as defined by Concinnity Advisors LP, the provider of the Underlying Index ("Index Provider"). The MsOS is a corporate governance structure that seeks to account for the multiple stakeholders that are critical for the ongoing success of the business, and incorporate the considerations of these stakeholders into the corporate decision-making and problem-solving process. The Index Provider conducts its analysis based on the following five key stakeholder groups: (1) Customers, (2) Employees, (3) Suppliers, (4) Stock and Debt Holders, and (5) Communities in which the companies operate.

The universe of companies eligible for inclusion in the Underlying Index is comprised of companies listed in the United States. with a market capitalization greater than $2 billion. From this initial universe, the Index Provider applies a proprietary, three-step analysis to select companies for the Underlying Index. In the first step, the Index Provider utilizes approximately forty information sources and public rankings to identify and evaluate companies based on their demonstrated ability to achieve positive outcomes across all five stakeholder groups. Positive outcomes vary by stakeholder group, but include metrics that
52

assess areas such as employee productivity, customer loyalty and corporate governance. These information sources are vetted annually by the Index Provider and evaluated based on stakeholder focus, research methodology and third party or in-house analysis of a source's potential as a leading indicator of corporate and/or stock performance. Companies are scored by the Index Provider based on their appearance and performance in these sources and rankings. Of the approximately 1,100 - 1,400 companies that typically make up the eligible universe, approximately 600-700 are generally selected by the Index Provider for further analysis and potential inclusion in the Underlying Index.

In the second step of the research process, the Index Provider uses a composite analysis to apply a deeper evaluation on the remaining companies. The composite analysis is a process that assesses various MsOS criteria by combining ratings data from multiple research entities that specialize in various stakeholder assessment categories. Companies are evaluated through a series of scoring lenses that combine to form a composite score, which is underpinned by several hundred MsOS criteria. Composite analysis MsOS criteria include, but are not limited to: employee engagement, executive integrity, customer relationship quality, labor and human rights, and quality of financial reporting. Various modeling techniques are then used by the Index Provider to combine qualitative and quantitative data into a single score for each company. This score reflects the degree to which a company operates its business using the MsOS approach, as defined by the research process. The approximately 300-350 highest scoring companies ultimately comprise the MsOS investable universe for the purposes of constructing the Underlying Index.

In the final step, the Index Provider applies a screen for consistent achievement to the MsOS investable universe of the approximately 300-350 highest scoring companies. In order to be included in the Underlying Index, a company must have qualified for inclusion in the MsOS investable universe for at least three consecutive years. The Underlying Index is equal-weighted. The Underlying Index may include large- or mid-capitalization companies, and will generally provide exposure to all major sectors. As of January 31, 2023, the Underlying Index had 177 constituents, with no single sector having an allocation greater than 25%. The three largest sectors represented in the Underlying Index as of January 31, 2023, were information technology, health care and financials. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely
53

affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Socially Responsible Investments: Certain social responsibility investment criteria limit the types of securities that can be included in the Underlying Index. This could cause the Underlying Index to underperform other benchmark indices, and could cause the Fund to underperform other funds that do not have a social responsibility focus.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

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Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those
55

Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.
PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
23.04%
-3.18%
30.33%
16.84%
27.82%
-19.01%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	21.51%
Worst Quarter:	3/31/2020	-22.43%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (07/11/2016)
Global X Conscious Companies ETF:
·Return before taxes	-19.01%	8.83%	11.28%
·Return after taxes on distributions[1]	-19.17%	8.49%	10.93%
·Return after taxes on distributions and sale of Fund Shares[1]	-11.13%	6.94%	9.06%
Concinnity Conscious Companies Index (Index returns do not reflect deduction for fees, expenses, or taxes)	-19.03%	9.18%	11.67%
S&P 500® Index (Index returns do not reflect deduction for fees, expenses, or taxes)	-18.11%	9.42%	11.49%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a
57

Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
58

Global X Adaptive U.S. Factor ETF

Ticker: AUSF Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Adaptive U.S. Factor ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Adaptive Wealth Strategies U.S. Factor Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.27%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.27%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$28	$87	$152	$343

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 115.74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Adaptive Wealth Strategies U.S. Factor Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is owned and was developed by NorthCrest Asset Management (the "Index Provider"). The Index is calculated and maintained by Solactive AG (the "Calculation Agent"). The Underlying Index is designed to dynamically allocate across three sub-indices that provide exposure to U.S. equities that exhibit characteristics of one of three primary factors: value, momentum and low volatility. Each factor is represented by a sub-index that is derived from the Solactive U.S. Large & Mid Cap Index, which is designed to measure the 1,000 largest companies, by free float market capitalization, that are exchange-listed in the United States:

•Solactive U.S. Large & Mid Cap Value 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the greatest exposure to the value factor.

•Solactive U.S. Large & Mid Cap Momentum 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the highest degree of relative performance.

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•Solactive U.S. Large & Mid Cap Minimum Downside Volatility 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the lowest degree of downside volatility.

The Underlying Index is rebalanced quarterly. At each rebalance, the Underlying Index allocates weight to the three sub-indices based on the relative performance of each sub-index since the last rebalance of the Underlying Index. The Underlying Index is designed to always be fully allocated to at least two of the three sub-indices described above. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider,which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). As of January 31, 2023, the Underlying Index had 173 constituents.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

60

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
61

Model Portfolio Risk: The Underlying Index utilizes a proprietary methodology to determine its allocations to the securities in which the Fund invests. Investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Reliance on Trading Partners Risk: The United States is dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner's economy, may cause an adverse impact on the economy in which the Fund invests. Through its portfolio companies' trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk, Latin American Economic Risk, Middle East Economic Risk and North American Economic Risk.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

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Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

63

Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
23.77%
1.41%
27.21%
-0.09%
2019
2020
2021
2022

Best Quarter:	6/30/2020	20.38%
Worst Quarter:	3/31/2020	-31.47%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (08/24/2018)
Global X Adaptive U.S. Factor ETF:
·Return before taxes	-0.09%	8.54%
·Return after taxes on distributions[1]	-0.71%	7.62%
·Return after taxes on distributions and sale of Fund Shares[1]	0.29%	6.43%
Adaptive Wealth Strategies U.S. Factor Index (Index returns do not reflect deductions for fees, expenses, or taxes)	0.19%	8.88%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	8.75%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since the Fund's inception. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has
64

been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

65

Global X Adaptive U.S. Risk Management ETF

Ticker: ONOF Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Adaptive U.S. Risk Management ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Adaptive Wealth Strategies U.S. Risk Management Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.39%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.39%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$40	$125	$219	$493

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 1,481.94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Adaptive Wealth Strategies U.S. Risk Management Index (the "Underlying Index"), or in investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities, either individually or in the aggregate. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is owned and was developed by NorthCrest Asset Management (the "Index Provider"). The Underlying Index is calculated and maintained by Solactive AG (the "Calculation Agent"). The Underlying Index is designed to dynamically allocate between either 100% exposure to the Solactive GBS United States 500 Index TR ("U.S. Equity Position") or 100% exposure to the Solactive U.S. 1-3 Year Treasury Bond Index ("U.S. Treasury Position"). The Solactive U.S. 1-3 Year Treasury Bond Index is a rules-based, market value weighted index designed to track the performance of USD-denominated bonds issued by the U.S. Treasury with at least 1 year until maturity but less than 3 years until maturity, as of the selection date of the index. The Solactive GBS United States 500 Index TR is a float-adjusted market capitalization weighted index which measures the performance of the equity securities of the 500 largest companies from the United States stock market across all sectors. A float-adjusted market capitalization weighted index weights each index component according to its market
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capitalization, using the number of shares that are readily available for purchase on the open market, rather than the total number of shares outstanding of an issuer. The Underlying Index seeks to provide exposure to the U.S. Equity Position during periods of normal equity market returns, and seeks to provide exposure to the U.S. Treasury Position prior to and during periods of adverse market conditions, as determined by the quantitative model developed by the Index Provider. The Underlying Index seeks to anticipate periods of adverse market conditions using quantitative signals (explained in further detail below) that have been developed based on historical data. The Underlying Index uses four quantitative signals calculated daily by the Calculation Agent to determine how the Underlying Index will be allocated between either the U.S. Equity Position or the U.S. Treasury Position, as further described below:

i.The 200-day simple moving average (“SMA”) of the U.S. Equity Position, which measures the average closing price of securities within the Solactive GBS United States 500 Index TR over a 200-day period;

ii.The moving average convergence divergence (“MACD”), which shows the relationship between two moving averages of the prices of securities within the U.S. Equity Position by subtracting the 26-day exponential moving average of the U.S. Equity Position from the 12-day exponential moving average;

iii.The drawdown percentage, where drawdown is defined as the peak-to-valley total change in market price of the U.S. Equity Position, and;

iv.The level of the Cboe Volatility Index (“VIX”), which is a benchmark index designed to measure the market’s expectation of future volatility.

Each of the signals above is given an equal “vote” in determining whether the Underlying Index is allocated to the U.S. Equity Position or to the U.S. Treasury Position. The allocation to either the U.S. Equity Position or the U.S. Treasury Position is determined as follows:

•Exit Voting: If the Underlying Index is currently invested in the U.S. Equity Position, at least three of the exit signals must be triggered (and no more than one entry signal) for the Underlying Index to exit the U.S. Equity Position and enter the U.S. Treasury Position.
•Entry Voting: If the Underlying Index is currently invested in the U.S. Treasury Position, at least two of the entry signals must be triggered for the Underlying Index to exit the U.S. Treasury Position and enter the U.S. Equity Position.

The trigger threshold for each signal is based on a predetermined Z-score level for that given signal. A Z-score (often referred to as a “standard score”) is a measure of how many standard deviations below or above the mean a data point is, and can be used to identify data points that may be considered outliers relative to the mean. The Z-score threshold for each vote is determined using historical returns data for the U.S. Equity Position starting in January of 1993. Each signal looks at the recent performance of the U.S. Equity Position or the VIX, and compares that to the historical performance of the U.S. Equity Position or the VIX, respectively. The Z-scores used in determining an exit or entry vote are designed to identify cases where the recent performance of the U.S. Equity Position or the VIX are sufficiently statistically different from the historical performance to indicate a drawdown event or period of positive market returns may be likely going forward. Depending on the performance of the U.S. Equity Position and the VIX, each signal can go for months without changing direction, or can change as frequently as within the course of a few days. Below is a description of each signal and its trigger threshold for market entry or exit:

◦SMA Signal:
▪Market Exit Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the 200-day SMA is below -0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the 200-day SMA is below -4.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦MACD Signal:
▪Market Exit Vote: If the prior day Z-Score of the MACD is below -0.25, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the MACD is below -0.25, based on
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historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Z-Score of the MACD is above 4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the MACD is above 4.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦Drawdown Percentage Signal:
•Market Exit Vote: If the prior day Drawdown Percentage Z-Score is below 0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the drawdown percentage is below 0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Drawdown Percentage Z-Score is below -2.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the drawdown percentage is below -2.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦VIX Signal:
▪Market Exit Vote: If the Z-Score of the level of the VIX is above 1.25, the signal votes to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the level of the VIX is above 1.25, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the Z-Score of the level of the VIX is above 5.5, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the level of the VIX is above 5.5, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

Each of the signals are calculated daily by the Calculation Agent. Whenever the required number of signals are triggered, the Underlying Index allocates 100% weight to either the constituents of the U.S. Equity Position or the U.S. Treasury Position. As a result, the Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objective. Whenever the Underlying Index rebalances into either the U.S. Equity Position or into the Treasury Position, the new weights go into effect three trading days after the quantitative signals indicate a rebalance is required. After changing its allocation, the Underlying Index must remain in the same allocation (the U.S. Equity Position or the U.S. Treasury Position) for at least ten trading days before it can change its allocation again. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

In seeking to track the Underlying Index, the Fund may purchase the component securities of the U.S. Equity Position and/or U.S. Treasuries with 1-3 years remaining to maturity or may purchase other ETFs that have economic characteristics that are substantially identical to the economic characteristics of such component securities and/or U.S. Treasuries.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in replicating the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.
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The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
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Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.
Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

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Model Portfolio Risk: The Underlying Index utilizes a proprietary methodology to determine its allocations to the securities in which the Fund invests. Investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.
Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Optimization Risk: The Fund is based on the “modern portfolio theory” approach to asset allocation, which is a framework for determining the allocation of a portfolio with the goal of achieving an intended investment outcome based on a given level of risk. This framework relies heavily on the anticipated volatilities, investment returns and correlations of particular asset classes or securities. There is no guarantee that the Underlying Index will outperform any alternative strategy that might be employed in respect of the component assets or that past volatilities and correlations of particular asset classes or securities will be indicative of future results.

Passive Investment Risk: The Fund is not actively managed. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Quantitative Signals Risk: The performance of the Underlying Index will be significantly affected by the extent to which the signals utilized to determine whether the Underlying Index is invested in the U.S. Equity Position or the U.S. Treasury Position correctly identify potential drawdowns and periods of positive returns. The methodology upon which the Underlying Index relies is based on certain assumptions made in reliance on historical market data and it may fail to predict future market events
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or respond in a way that is advantageous for the Fund. There can be no assurance that the signals will behave as expected in all market conditions.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.
Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Trend Lag Risk: Trend indicator signal changes pursuant to which the Fund's exposure and investments are determined, are designed to become effective three trading days after the quantitative signals indicate a rebalance is required, and after changing its allocation the Underlying Index must remain in the same allocation for at least ten trading days before it can change its allocation again. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.
Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

0.00%
-2.50%
-5.00%
-7.50%
-10.00%
-12.50%
-11.59%
2022

Best Quarter:	9/30/2022	9.01%
Worst Quarter:	3/31/2022	-15.29%

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Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (01/12/2021)
Global X Adaptive U.S. Risk Management ETF:
·Return before taxes	-11.59%	5.38%
·Return after taxes on distributions[1]	-12.31%	4.85%
·Return after taxes on distributions and sale of Fund Shares[1]	-6.88%	3.93%
Adaptive Wealth Strategies U.S. Risk Management Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-11.18%	5.40%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	2.06%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.
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Global X Founder-Run Companies ETF

Ticker: BOSS Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X Founder-Run Companies ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive U.S. Founder-Run Companies Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.45%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 33.97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive U.S. Founder-Run Companies Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to U.S. companies in which a founder or co-founder of the company is serving as the Chief Executive Officer of the company (collectively, "Founder-Run Companies"), as defined by Solactive AG, the provider of the Underlying Index ("Index Provider").

The starting universe of companies eligible for inclusion in the Underlying Index is the Solactive U.S. Broad Market Index. From this initial universe, the Index Provider identifies Founder-Run Companies using company-level data and ranks these Founder-Run Companies by market capitalization. Founder-Run Companies are then screened for liquidity to determine eligibility for inclusion in the Underlying Index. As of the respective selection date, new constituents must have a minimum six-month average daily traded value of $5 million to be eligible for inclusion, while existing constituents must have a minimum six-month average daily traded value of $4 million to remain in the Underlying Index. If more than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the top 100 companies by market capitalization are selected for inclusion in the Underlying Index. If fewer than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the companies that meet the liquidity criteria will comprise the constituents of the Underlying Index. The Underlying Index also applies a sector capping approach relative to the Solactive U.S. Broad Market Index to ensure that no
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sector deviates significantly from the sector weights in the Solactive U.S. Broad Market Index. The Underlying Index is equal-weighted and rebalanced annually.

The Underlying Index may include large- or mid-capitalization companies. As of January 31, 2023, the Underlying Index had 98 constituents. The three largest sectors represented in the Underlying Index as of January 31, 2023, were Information Technology, Health Care and Financials. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

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Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

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Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

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Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-3.32%
25.08%
49.69%
12.80%
-34.76%
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	39.91%
Worst Quarter:	6/30/2022	-24.08%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (02/13/2017)
Global X Founder-Run Companies ETF:
·Return before taxes	-34.76%	5.90%	7.75%
·Return after taxes on distributions[1]	-34.83%	5.63%	7.41%
·Return after taxes on distributions and sale of Fund Shares[1]	-20.53%	4.54%	6.02%
Solactive U.S. Founder-Run Companies Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-34.50%	6.43%	8.32%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.42%	10.86%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager
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of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS

This Prospectus contains information about investing in a Fund. Please read this Prospectus carefully before you make any investment decisions. Shares of a Fund are listed for trading on a national securities exchange. The market price for a Share of a Fund may be different from the Fund's most recent NAV. ETFs are funds that trade like other publicly-traded securities. A Fund is designed to track an Underlying Index. Similar to shares of an index mutual fund, each Share of a Fund represents an ownership interest in an underlying portfolio of securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, Shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program. An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a Fund’s portfolio and the Underlying Index resulting from the Fund's legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index.

Each Fund invests at least 80% of its total assets in the securities of the Underlying Index, other than the Global X U.S. Preferred ETF and the Global X Variable Rate Preferred ETF, which will invest at least 80% of its total assets in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Each Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Adviser anticipates that, generally, each Fund (other than the Global X U.S. Preferred ETF and the Global X Variable Rate Preferred ETF, which may invest in a representative sample of securities that collectively has an investment profile similar to the Underlying Index) will hold all of the securities that comprise its Underlying Index in proportion to their weightings in such Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Underlying Index, purchase securities not in the Fund’s Underlying Index that the Adviser believes are appropriate to substitute for certain securities in such Underlying Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of a Fund’s Underlying Index. In addition, each Fund may also invest in equity index futures for cash flow management purposes and as a portfolio management technique. Each Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from such Underlying Index or purchase securities not represented in its Index in anticipation of their addition to such Underlying Index. Each Fund’s investment objective and its Underlying Index may be changed without shareholder approval upon at least 60 days prior written notice to shareholders.
An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates.

A FURTHER DISCUSSION OF PRINCIPAL RISKS

Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk

The returns from the types of securities and/or assets in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The assets in the Underlying Index may under-perform investments that track other markets, segments, sectors or assets. Different types of assets tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Actively Managed Portfolios Investment Risk

Actively Managed Portfolios Investment Risk applies to the Global X Alternative Income ETF

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Certain of the Underlying Index constituents are actively managed portfolios, and their success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Underlying Index constituent’s investment objective. Subjective decisions made by the investment adviser may cause the Index constituent to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Bond Investment Risk

Bond Investment Risk applies to the Global X Alternative Income ETF

Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

Equity Securities Risk

Equity Securities Risk applies to each Fund

The Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

ETF Investment Risk

ETF Investment Risk applies to the Global X Alternative Income ETF and Global X Adaptive U.S. Risk Management ETF

The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV.
In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

If an underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.
A complete list of each underlying ETF held by the Fund can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each underlying ETF prior to investing in the Fund.
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Fixed-to-Floating Rate Securities Risk

Fixed-to-Floating Rate Securities Risk applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

The Fund invests in fixed-to-floating rate preferred securities, which are securities that have an initial term with a fixed dividend rate and following this initial term bear a floating dividend rate. Securities which include a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than similar fixed rate securities. The interest rate for a floating rate security resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Fixed-to-floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. Benchmark interest rates, such as the LIBOR, may not accurately track market interest rates. On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. The rate will likely cease to exist by June 2023. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. There is no guarantee or assurance that: (i) the Fund will be able to invest in a desired amount of fixed-to-floating rate securities, (ii) the Fund will be able to buy such securities at a desirable price, or (iii) floating rate securities in which it invests or seeks to invest will be actively traded. Any or all of the foregoing, should they occur, could negatively impact the Fund.

Hybrid Securities Investment Risk

Hybrid Securities Investment Risk applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

Hybrid securities are securities which contain characteristics of both a debt security and an equity security. Therefore, hybrid securities are subject to the risks of equity securities and risks of debt securities. The terms of hybrid instruments may vary substantially, and certain hybrid securities may be subject to similar risks as preferred stocks, such as interest rate risk, issuer risk, dividend risk, call risk, and extension risk. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances even be more volatile than traditional equity securities. At the same time, hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. Hybrid securities may also be more limited in their rights to participate in management decisions of an issuer (such as voting for the board of directors). Certain hybrid securities may be more thinly traded and less liquid than either publicly issued equity securities or debt securities, especially hybrid securities that are “customized” to meet the needs of particular investors, potentially making it difficult for the Fund to sell such securities at a favorable price or at all. Any of these features could cause a loss in market value of hybrid securities held by the Fund or otherwise adversely affect the Fund.

Leveraged Portfolios Investment Risk

Leveraged Portfolios Investment Risk applies to the Global X Alternative Income ETF

Certain of the Underlying Index constituents may engage in transactions that give rise to leverage. Such transactions may include, among others, reverse repurchase agreements, securities lending, forward commitment transactions, short sales and certain derivative transactions. The use of leverage may cause the Underlying Index constituent to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Underlying Index constituent’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the
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Underlying Index constituent’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

LIBOR Transition Risk

LIBOR Transition Risk applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

The Fund invests in financial instruments that utilize London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Master Limited Partnerships Investment Risk

Master Limited Partnerships Investment Risk applies to the Global X Alternative Income ETF, Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting such MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLPs, which may permit the general partners to favor their own interests over the MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for a majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

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MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces an MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Midstream MLPs Investment Risk

Midstream MLPs Investment Risk applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Midstream MLPs may be particularly susceptible to large drops in energy prices, which have the ability to impact more drastically production in the oil and gas fields that they serve. Further, MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Mortgage Real Estate Investment Trusts (Mortgage REITs) Investment Risk

Mortgage Real Estate Investment Trusts (Mortgage REITs) Investment Risk applies to the Global X Alternative Income ETF

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Mortgage REITs are organized and operated. Mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a Mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a Mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a Mortgage REIT’s investment in fixed rate obligations goes up.

Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a Mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time, increase the volatility of the values of securities issued by the Mortgage REIT and incur substantial losses if its borrowing costs increase.

Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a Mortgage REIT’s profitability because the Mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a Mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Real estate investment trusts are subject to special U.S. federal tax requirements. A real estate investment trust’s failure to comply with these requirements may negatively affect its performance.

Mortgage REITs may be dependent upon their management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a Mortgage REIT’s shareholders.

Non-Hedging Foreign Currency Trading Exposure Risk

Non-Hedging Foreign Currency Trading Exposure Risk applies to the Global X Alternative Income ETF
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Certain of the Underlying Index components may engage in forward foreign currency transactions for speculative purposes. The Underlying Index component may purchase or sell foreign currencies through the use of forward contracts based on the applicable advisors’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the advisors seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the advisors’ expectations may produce significant losses to the Underlying Index component.

Option Trading Strategies Exposure Risk

Option Trading Strategies Exposure Risk applies to the Global X Alternative Income ETF

Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by an Underlying Index constituent may be particularly subject to this risk because of the volatility of the underlying stocks selected by an Underlying Index constituent. An Underlying Index constituent may incur a form of economic leverage through its use of options, which will increase the volatility of an Underlying Index constituent’s returns and may increase the risk of loss to an Underlying Index constituent. While an Underlying Index constituent will collect premiums on the options it writes, an Underlying Index constituent’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to an Underlying Index constituent from the receipt of such option premiums. Moreover, the options sold by an Underlying Index constituent may have imperfect correlation to the returns of their underlying stocks.

Preferred Stock Investment Risk

Preferred Stock Investment Risk applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Fund.

Interest Rate Risk

Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk

Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Dividend Risk

There is a chance that the issuer of any of the Fund’s holdings will have its ability to pay dividends deteriorate or will default (fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Call Risk

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Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features which allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from the Underlying Index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the Underlying Index and the Fund.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk applies to the Global X Alternative Income ETF

The Fund invests in companies or underlying funds that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Concentration Risk

Real estate companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type.

Equity REITs Risk

Certain REITs may make direct investments in real estate. These REITs are often referred to as "Equity REITs." Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of the properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Interest Rate Risk

Rising interest rate could result in higher costs of capital for real estate companies, which could negatively affect a real estate company's ability to meet its payment obligations.

Leverage Risk

Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financing covenants related to a real estate company's leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Liquidity Risk

Investing in real estate companies may involve risks similar to those associated with investing in small-capitalization companies. Real estate company securities may be volatile. There may be less trading in real estate company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Operational Risk

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Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company's shareholders. A real estate company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk

Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local developments.

Regulatory Risk

Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

Repayment Risk

The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate companies to make payments of interest and principal on their loans will be adversely affected.

U.S. Tax Risk

Certain U.S. real estate companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures.

U.S. Treasury Obligations Risk

U.S. Treasury Obligations Risk applies to the Global X Adaptive U.S. Risk Management ETF

Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of longer-term U.S. Treasury securities are greater than price fluctuations of shorter-term U.S. Treasury securities and may be as great as price fluctuations of common stock. The Fund’s yield on investments in U.S. Treasury securities will fluctuate as the Fund is invested in U.S. Treasury securities with different interest rates.

Variable and Floating Rate Securities Risk

Variable and Floating Rate Securities Risk applies to the Global X Variable Rate Preferred ETF

Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow the Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate securities may trade infrequently, and their value may be impaired when the Fund needs to
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liquidate such securities. A downward adjustment in coupon rates may decrease the Fund's income as a result of its investment in variable or floating rate securities. The Fund may also invest in variable or floating rate equity securities whose payments vary based on changes in market rates of interest or other factors. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.

Associated Risks Related to Investing in Energy Infrastructure Companies

Associated Risks Related to Investing in Energy Infrastructure Companies applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

Companies engaged in the energy infrastructure sector also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business include the following:

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Companies engaged in the energy infrastructure sector employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies engaged in the energy infrastructure sector may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy infrastructure industry could reduce the growth rate of cash flows received by a Fund from companies engaged in the energy infrastructure sector that grow through acquisitions.

The volatility of energy commodity prices can indirectly affect certain entities engaged in the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

In addition, a significant decrease in the production of natural gas, oil or other energy commodity due to a decline in production from existing facilities, import supply disruption or otherwise would reduce revenue and operating income of certain MLPs in the energy infrastructure sector and, therefore, the ability of MLPs to make distributions would be reduced.

The profitability of companies engaged in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Most assets of such companies are heavily regulated by federal and state governments in diverse matters, such as the way in which such company assets are constructed, maintained and operated and the prices such companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of a process may be declared hazardous by a regulatory agency and unexpectedly increase production costs for a company engaged in the energy infrastructure sector. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure such a company may face.

Extreme weather patterns could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which each Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of companies engaged in the energy infrastructure sector. Rising interest rates could limit the capital appreciation of equity units of such companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this industry. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a
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limitation, suspension or discontinuation of the operations of companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Associated Risks Related to Investing in Infrastructure Companies

Associated Risks Related to Investing in Infrastructure Companies applies to the Global X Alternative Income ETF

Infrastructure companies may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns. Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products.

Infrastructure companies in the oil and gas industry may be adversely affected by government regulation or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Operations Risk

The failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Customer Risk

Infrastructure companies can be dependent upon a narrow customer base. Additionally, if these customers fail to pay their obligations, significant revenues could be lost and may not be replaceable.

Regulatory Risk

Infrastructure companies may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Strategic Asset Risk

Infrastructure companies may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.

Interest Rate Risk

Rising interest rates could result in higher costs of capital for infrastructure companies, which could negatively impact their ability to meet payment obligations.

Leverage Risk

Infrastructure companies can be highly leveraged which increases investments risk and other risks normally associated with debt financing, and could adversely affect an infrastructure company’s operations and market value in periods of rising interest rates.
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Inflation Risk

Many infrastructure companies may have fixed income streams. Consequently, their market values may decline in times of higher inflation. Additionally, the prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the company’s profitability.

Transportation Risk

The stock prices of companies in the transportation industry group are affected by both supply and demand for their specific product. Government regulation, world events and economic conditions may affect the performance of companies in the transportation sector.

Oil and Gas Risk

The profitability of oil and gas companies is related to worldwide energy prices, exploration, and production spending.

Associated Risks Related to Socially Responsible Investments

Associated Risks Related to Socially Responsible Investments applies to the Global X Conscious Companies ETF

Certain social responsibility investment criteria limit the types of securities that can be included in the Underlying Index. In order to comply with its social responsibility investment criteria, the Underlying Index may be required to exclude advantageous investment opportunities or reduce exposure at inappropriate times. This could cause the Underlying Index to underperform other benchmark indices. The Fund’s social responsibility investment criteria could therefore cause it to underperform funds that do not maintain social responsibility investment criteria by limiting the Fund’s exposure to certain types of profitable activity.

Capitalization Risk

Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk

Large-Capitalization Companies Risk applies to each Fund

Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk

Mid-Capitalization Companies Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF, Global X MLP ETF, Global X Adaptive U.S. Factor ETF and Global X Founder-Run Companies ETF

Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk

Small-Capitalization Companies Risk applies to the Global X Alternative Income ETF and Global X Variable Rate Preferred ETF

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The Fund may invest a significant percentage of its assets in small-capitalization companies. If it does so, it may be subject to certain risks associated with small-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Cash Transaction Risk

Cash Transaction Risk applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

Unlike most ETFs, the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

Commodity Exposure Risk

Commodity Exposure Risk applies to the Global X Alternative Income ETF, Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

To the extent that its Underlying Index invests in, or otherwise has exposure to, securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on the Fund. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Focus Risk

Focus Risk applies to each Fund

In following its methodology, the Underlying Index may be focused to a significant degree in securities of issuers in a particular industry or group of industries and/or may have significant exposure to one or more sectors. To the extent that the Underlying Index focuses in the securities of issuers in such an area, the Fund will also focus its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, and the Fund will face greater risk than if it were diversified broadly over numerous such areas. Such heightened risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. In addition, at times, such industry, group of industries or sector may be out of favor and underperform other such categories or the market as a whole.

Risks Related to Investing in the Banking Industry

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Risks Related to Investing in the Banking Industry applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

Companies in the banking sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Extensive governmental regulation may limit the amounts and types of loans and other financial commitments companies in the banking sector can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Such governmental regulation may change frequently and may have significant adverse consequences for companies in the banking sector, including effects not intended by such regulation. Legislation enacted in 2018 in the U.S. relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Banking companies may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Their profitability is heavily dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. The banking sector is particularly sensitive to fluctuations in interest rates. The banking sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Risks Related to Investing in the Energy Sector

Risks Related to Investing in the Energy Sector applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

The success of companies in the energy sector may be cyclical and highly dependent on energy prices. Securities of companies in the energy sector are subject to swift energy price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Actions taken by central governments may dramatically impact supply and demand forces that influence energy prices, resulting in sudden decreases in value for companies in the energy sector. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Companies in the oil and gas sector (including alternative energy suppliers) may be adversely affected by natural disasters or other catastrophes and may be at risk for environmental damage claims. Additionally, these companies could be negatively impacted by the adoption of other and/or novel energy sources, driven by economic, environmental, and/or regulatory reasons, among others. These companies may also be adversely affected by changes in exchange rates, interest rates, economic conditions or world events in the regions that the companies operate (i.e., expropriation, nationalization, confiscation of assets and coups, social unrest, violence or labor unrest). Investments in companies located in emerging market countries may heighten these risks. Companies engaged in the distribution of energy, including electricity and gas, may be adversely affected by governmental limitation on rates charged to customers. Deregulation and greater competition may adversely affect the profitability of these companies and lead to diversification outside of their original geographic regions and their traditional lines of business, potentially increasing risk and making the price of their equity securities more volatile.

Risks Related to Investing in the Financials Sector

Risks Related to Investing in the Financials Sector applies to the Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

Companies in the financials sector are subject to government intervention and extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently
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enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. The financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Additionally, the deterioration of the credit markets during the 2008-2009 global financial crisis caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies experienced downgrades in their credit ratings, declines in the valuations of their assets, took action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions caused the securities of many financial services companies to decline in value and could occur again if credit markets were substantially affected once more. Insurance companies may be subject to severe price competition. The financials sector is also a target for cyber-attacks and may experience technology malfunctions and disruptions. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Risks Related to Investing in the Health Care Sector

Risks Related to Investing in the Health Care Sector applies to the Global X Adaptive U.S. Factor ETF

The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on U.S. and non-U.S. companies in the health care sector. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Information Technology Sector

Risks Related to Investing in the Information Technology Sector applies to the Global X Conscious Companies ETF, Global X Adaptive U.S. Risk Management ETF and Global X Founder-Run Companies ETF

Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are facing
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increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the market price of fuel, resulting in sudden decreases in value for companies in the oil, gas and consumable fuels industry. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Companies in the oil, gas and consumable fuels industry may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Companies in the oil, gas and consumable fuels industry also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Companies in the oil, gas and consumable fuels industry can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions.

Credit Risk

Credit Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X Adaptive U.S. Risk Management ETF

Credit risk is the risk that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

Currency Risk applies to the Global X Alternative Income ETF

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which the Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which the Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local
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exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the USD/foreign currency exchange rate could materially and adversely affect the performance of the Fund.

Dividend-Paying Stock Risk

Dividend-Paying Stock Risk applies to the Global X S&P 500® Quality Dividend ETF

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to continue to pay dividends. Therefore, there is the possibility that such companies could significantly reduce or eliminate the payment of dividends in the future. Certain companies have increasingly faced pressure from governments and other actors to reduce or eliminate dividends, and may continue to face such pressure in the future. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.  In these conditions, the Fund may become more concentrated in a fewer number of companies and therefore be less diversified.

Foreign Financial Institution Risk

Foreign Financial Institution Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing, and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to fewer governmental regulations than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow economic growth, and high levels of debt.

Foreign Securities Risk

Foreign Securities Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X MLP & Energy Infrastructure ETF

The Fund’s assets may be invested within the equity markets of countries outside of the United States. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk
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Geographic Risk applies to each Fund

Geographic risk is the risk that the Fund’s assets may be focused in countries located in the same geographic region. This investment focus will subject the Fund to risks associated with that particular region, or a region economically tied to that particular region, such as a natural, biological or other disaster. Outbreaks of contagious viruses and diseases may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks in the countries and regions in which they occur. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada

Risk of Investing in Canada applies to the Global X MLP & Energy Infrastructure ETF

The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy and by changes in U.S. trade policy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. Any trade policy changes by the United States, China or the European Union which reduced Canada's ability to trade with such regions could therefore have significant impact on the Canadian economy. Developments in the United States, including renegotiation of NAFTA, ratification of the successor USMCA, which received legislative approval and went into effect in 2020, and imposition of tariffs by the United States, may have implications for the trade arrangements among the United States and Canada, which could negatively affect the value of securities held by the Funds. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Developed Markets

Risk of Investing in Developed Markets applies to each Fund

Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Emerging Markets

Risk of Investing in Emerging Markets applies to the Global X Alternative Income ETF

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The securities markets of emerging market countries may be less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. Issuers and securities markets in emerging markets are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the developed markets. In particular, the assets and profits appearing on the financial statements of emerging market issuers may not reflect their financial position or results of operations in the same manner as financial statements for developed market issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in developed markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies.

Emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, and Africa. Emerging markets typically are classified as such by lacking one or more of the following characteristics: sustainability of economic development, large and liquid securities markets, openness to foreign ownership, ease of capital inflows and outflows, efficiency of the market’s operational framework, and/or stability of the institutional framework. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), the Fund may invest in such countries through other investment funds in such countries. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Many emerging market countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, and economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent upon commodity prices and international trade and, accordingly, have been, and may continue to be, affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging market countries are particularly vulnerable to downturns of the world economy. The 2008-2009 global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging market countries.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Many emerging market countries have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political, social, and public health developments
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may result in sudden and significant investment losses. Many emerging markets may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Investing in emerging market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

As a result of heightened geopolitical tensions, various countries have imposed economic sanctions, imposed non-trade barriers and renewed existing economic sanctions on specific emerging markets and on issuers within those markets. These non-trade barriers consist of prohibiting certain securities trades, prohibiting certain private transactions in certain sectors and with respect to certain companies, asset freezes, and prohibition of all business, against certain individuals and companies. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect certain emerging markets in the future. These actions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of the Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. Actions barring some or all transactions with a specific company will likely have a substantial, negative impact on the value of such company’s securities. These sanctions may also lead to changes in the Fund’s Underlying Index. The Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. The Fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging market countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of the Fund's currency exposure in emerging market countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

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Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Risk of Investing in the United States

Risk of Investing in the United States applies to each Fund

A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The U.S. has developed increasingly strained relations with a number of foreign countries. If these relations continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Geographic Economic Exposure Risk

Geographic Economic Exposure Risk applies to each Fund

The constituents held by the Fund may have partners, suppliers and/or customers located in various geographic regions, and the geographic regions in which Fund constituents are located may have trading partners in other geographic regions. As a result, an economic downturn in one or more of these regions may impact the performance of the constituents in which the Fund invests, even if the Fund does not invest directly in companies located in such region. The risks related to such regions may include:

African Economic Risk

The economies of African countries are subject to risks not typically associated with more developed economies, countries or geographic regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These
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factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Asian Economic Risk

Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, as well as economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. Hong Kong is currently administered as a Special Administrative Region under the sovereignty of the People’s Republic of China, but pro-independence sentiment and political dissatisfaction towards China have resulted and may continue to result in widespread protests. In 2020, China passed the National Security Law in Hong Kong, which tightened political freedoms and heightens risk for any businesses or individuals that express pro-independence views. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Maritime disputes in the South China Sea are complex and involve conflicting claims by China, Brunei, Indonesia, Malaysia, the Philippines, Taiwan and Vietnam, and there is a risk that these disputes could escalate into armed conflict between any of the aforementioned countries. Furthermore, there are numerous disputes over islands in East Asia that pose security risks, including but not necessarily limited to the Liancourt Rocks dispute between Japan and Korea, the Senkaku/Diaoyu Islands dispute between China and Japan, and the Kuril Islands dispute between Japan and Russia. Although Taiwan currently has a government that is separate from that of the People’s Republic of China, the PRC lays claim to Taiwan and has enacted legislation mandating military invasion should Taiwan’s government formally declare independence. China may also choose to launch an invasion of Taiwan even without the Taiwanese government formally declaring independence and there is a high risk that such a conflict would draw in other actors such as the United States and Japan. In response to the elevated risk of conflict in Taiwan, in 2022 the government of Japan moved to dramatically raise its defense budget and lift longstanding restrictions on obtaining missiles with strike capabilities. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

European Economic Risk

The economies of Europe are highly dependent on each other, both as key trading partners and, in many cases, as fellow members maintaining the euro. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited
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to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Latin American Economic Risk

High interest rates, inflation, government defaults and unemployment rates are characteristics of the economies in some Latin American countries. Currency devaluations in any Latin American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals can represent a significant percentage of the region’s exports, the economies of Latin American countries may be particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries could experience significant volatility. Political stability is also a concern in Latin America, with the risk of contested election results, military coups, and mass social disorder presenting complex risks.

Middle East Economic Risk

Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic or socioeconomic unrest and sudden outbreaks of hostilities with neighboring countries. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. Many Middle Eastern countries have little or no democratic tradition. Many Middle Eastern countries periodically have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in a governmental regime change, internal conflict or civil war. If further regime changes were to occur, internal conflict were to intensify, or a civil war were to continue in any of these countries, such instability could adversely affect the economies of Middle Eastern countries.

North American Economic Risk

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries to which the Fund has economic exposure. The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including the renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in any of the three countries may have a significant effect on North American economies generally, as well as on the value of certain securities held by the Fund.

High Dividend Yield Stocks Risk

High Dividend Yield Stocks Risk applies to the Global X Alternative Income ETF

High-yielding stocks are often speculative, high risk investments. These companies may be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Securities that pay dividends, as a group, can fall out of favor with the market, potentially during periods of rising interest rates, causing such companies to underperform companies that do not pay dividends.

High Yield Securities Risk

High Yield Securities Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF

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High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

The Fund may invest in high yield securities that offer generally a higher current yield than that available from higher grade issues, but they typically involve greater risk. Securities rated below investment grade commonly are referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume.

Income Risk

Income Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF and Global X Adaptive U.S. Risk Management ETF

The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may invest in or have exposure to lower-yielding bonds as bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.

Interest Rate Risk

Interest Rate Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X Adaptive U.S. Risk Management ETF

Interest rate risk is the risk that prices of fixed income securities generally increase in value when interest rates decline and decrease in value when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investors should note that interest rates are currently at, or near, decade highs, but may ultimately remain high or continue to rise, with potentially sudden and unpredictable effects on the markets and the Fund's investments. Interest rates are measured by the US 10-Year Treasury Yield for long-term yields and the Federal Funds rate (continuous series) for short-term rates.

Securities of lower credit quality or with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than securities of higher credit quality or with shorter durations. Interest rate fluctuations may also negatively impact the values of equity and other non-fixed income securities.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise (the real interest rate is the rate of interest an investor expects to receive after allowing for inflation). In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s Shares.

Following the pandemic of 2020, the Board of Governors of the Federal Reserve System (“Federal Reserve”) has attempted to stabilize the U.S. inflation and tighten financial conditions by raising the federal funds rate, which contradicts the zero-bound range during the pandemic. In addition, the Federal Reserve started quantitative tightening (QT) by rolling off large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by letting them expire and not adding new securities. There is a risk that interest rates across the U.S. financial system will remain elevated. Such policies may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which
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could cause the value of the Fund’s investments and the NAV of the Fund’s Shares to decline. To the extent the Fund experiences high redemptions in connection with these developments or otherwise, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s investments may also be affected.

Further, fixed income markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. If sudden or large-scale rises in interest rates were to occur, the Fund could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.

Investable Universe of Companies Risk

Investable Universe of Companies Risk applies to the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.
Issuer Risk

Issuer Risk applies to each Fund

Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Market Risk

Market Risk applies to each Fund

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, the unknown is the length of time they remain restrictive and when inflation returns to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from their zero-COVID policy creates both opportunities and risks, establishing China as the wildcard for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

MLP Tax Risk

MLP Tax Risk applies to the Global X Alternative Income ETF, Global X MLP ETF and Global X MLP & Energy Infrastructure ETF

Subject to the application of the partnership audit rules, MLPs that elect to be taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result
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in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which the Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. The Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP. Additionally, as a result of the Fund's exposure to MLPs taxed as partnerships, a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who sell their Shares for less than they bought them may still recognize a gain due to the reduction in tax basis. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

Model Portfolio Risk

Model Portfolio Risk applies to the Global X Adaptive U.S. Factor ETF and Global X Adaptive U.S. Risk Management ETF

The Underlying Index utilizes a proprietary methodology to determine its allocations to the securities in which the Fund invests. Investments selected using a proprietary methodology, including quantitative models, may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Non-Diversification Risk

Non-Diversification Risk applies to the Global X Variable Rate Preferred ETF, Global X MLP ETF, Global X MLP & Energy Infrastructure ETF and Global X Adaptive U.S. Risk Management ETF

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

Operational Risk applies to each Fund

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cyber security failures by or breaches of the systems of the Adviser and the Fund’s distributor and other service providers (including, but not limited to, the Index Provider, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants, or the issuers of securities in which the Fund invests, have
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the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Optimization Risk

Optimization Risk applies to the Global X Adaptive U.S. Risk Management ETF

The Fund is based on the “modern portfolio theory” approach to asset allocation, which is a framework for determining the allocation of a portfolio with the goal of achieving an intended investment outcome based on a given level of risk. This framework relies heavily on the anticipated volatilities, investment returns and correlations of particular asset classes or securities. There is no guarantee that the Underlying Index will outperform any alternative strategy that might be employed in respect of the component assets or that past volatilities and correlations of particular asset classes or securities will be indicative of future results.

Passive Investment Risk

Passive Investment Risk applies to each Fund

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits, and the Adviser does not otherwise attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk

The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. While the Fund is passively managed, implementation of the Fund’s principal investment strategy may result in tracking error risk, which is described below. The ability of the Adviser to successfully implement the Fund’s investment strategies will influence the Fund’s performance significantly.
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Tracking Error Risk

Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Potential Substantial After-Tax Tracking Error From Index Performance Risk

Potential Substantial After-Tax Tracking Error From Index Performance Risk applies to the Global X MLP ETF

The Fund will be subject to taxation on its taxable income. The NAV of Shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

Quantitative Signals Risk

Quantitative Signals Risk applies to the Global X Adaptive U.S. Risk Management ETF

The performance of the Underlying Index will be significantly affected by the extent to which the signals utilized to determine whether the Underlying Index is invested in the U.S. Equity Position or the U.S. Treasury Position correctly identify potential drawdowns and periods of positive returns. The methodology upon which the Underlying Index relies is based on certain assumptions made in reliance on historical market data and it may fail to predict future market events or respond in a way that is advantageous for the Fund. There can be no assurance that the signals will behave as expected in all market conditions.

Reliance on Trading Partners Risk

Reliance on Trading Partners Risk applies to the Global X Adaptive U.S. Factor ETF

The Fund may invest in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of its key trading partners may cause an adverse impact on the economies of the markets in which the Fund invests.

Risks Associated with Exchange-Traded Funds

Risks Associated with Exchange-Traded Funds applies to each Fund

As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk

The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, and no other Authorized Participant is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and/or at wider intraday bid-ask spreads, and may possibly face trading halts and/or delisting from the Exchange.

Large Shareholder Risk

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Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks

Absence of Active Market

Although Shares of the Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Risks of Secondary Listings

The Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their brokers direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares from Authorized Participants. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in the Fund's NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility or when the Fund has relatively few assets or experiences a lower trading volume. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing
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reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending Risk

Securities Lending Risk applies to the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X MLP & Energy Infrastructure ETF

The Fund may engage in lending its portfolio securities. The Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Taxable Fund Risk

Taxable Fund Risk applies to the Global X MLP ETF

In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of each Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect the investment in each Fund.

Deferred Tax Liability

Cash distributions from an MLP to a Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. A Fund will accrue deferred income taxes for any future tax liability associated with its investment in MLPs, including as a result of ordinary income incurred by the MLPs as well as resulting from capital appreciation of the Fund’s investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. A Fund will rely to some extent on information provided by the MLPs in which its invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. However, the daily estimate of the Fund's deferred tax liability used to calculate the Fund's NAV could vary significantly from the Fund's actual tax liability. A Fund may accrue separately for taxes associated with both capital gains and ordinary income realized by the Fund. From time to time, the Adviser will modify the estimates or assumptions regarding a Fund’s deferred tax liability as new information becomes available. A Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 21%) and an assumed rate attributable to state taxes.

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Historically, MLPs have been able to offset a significant portion of their current taxable income with tax deductions, including depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which ultimately defer the recognition of taxable income by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV. Additionally, the Fund could consequently be subject to U.S. federal, state and local corporate income taxes on a greater portion of the amount of the distributions it receives from the MLPs, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs taxed as partnerships in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable ordinary income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution. Additionally, the ordinary income associated with the recapture of such deductions cannot be offset by capital losses incurred by a Fund, which may increase the deferred taxes for which the Fund accrues and the amount of taxes for which the Fund may be liable.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs taxed as partnerships, which incorporates the recapture of previous deductions, will not be known until the Fund receives a Schedule K-1 for that year with respect to certain of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Individuals and certain other non-corporate investors might be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. In contrast, neither the Fund directly nor the Fund’s shareholders indirectly will be entitled to this deduction with respect to the Fund’s MLP investments.

Tax Status of A Fund

The Fund is taxed as a regular corporation ("C" corporation) for federal income tax purposes. This differs from most investment companies, which elect to be treated as RICs under the Code in order to avoid paying entity level income taxes. Under current law, a Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income, as opposed to most other investment companies, which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, and such taxes will reduce your return from an investment in the Fund. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes even if the MLP security is sold at a loss. Additionally, in accordance with the provisions of the Inflation Reduction Act of 2022, a Fund may become liable for federal excise tax on share redemptions occurring on or after January 1, 2023. A Fund will incur an excise tax liability equal to one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

Trading Halt Risk

Trading Halt Risk applies to each Fund

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Trend Lag Risk

Trend Lag Risk applies to the Global X Adaptive U.S. Risk Management ETF

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Trend indicator signal changes pursuant to which the Fund's exposure and investments are determined, are designed to become effective three trading days after the quantitative signals indicate a rebalance is required, and after changing its allocation the Underlying Index must remain in the same allocation for at least ten trading days before it can change its allocation again. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Turnover Risk

Turnover Risk applies to the Global X Adaptive U.S. Factor ETF and Global X Adaptive U.S. Risk Management ETF

The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk

Valuation Risk applies to each Fund

The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

A FURTHER DISCUSSION OF OTHER RISKS

Each Fund may also be subject to certain other risks associated with its investments and investment strategies.

Exclusion from the Definition of a Commodity Pool Operator Risk

With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Leverage Risk

Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Qualification as a Regulated Investment Company Risk

Qualification as a Regulated Investment Company Risk Applies to each Fund except the Global X MLP ETF
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The Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Fund makes such investments from borrowings) are likely to reduce the Fund’s return to investors.
Tax Treaty Reclaims Uncertainty

When the Fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. The Fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when the Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s NAV. Investors in the Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

PORTFOLIO HOLDINGS INFORMATION

A description of the policies and procedures of Global X Funds® (the "Trust") with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund and Fund Fact Sheets providing information regarding each Fund’s top holdings can be found at www.globalxetfs.com/explore/(click on the name of your Fund) and may be requested by calling 1-888-493-8631.

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC (the "Adviser") serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 605 3rd Avenue, 43rd Floor, New York, New York 10158. As of March 1, 2023, the Adviser provided investment advisory services for assets of approximately $38.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement. The Supervision and Administration Agreement for the Global X Alternative Income ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies.

Each Fund pays the Adviser a fee ("Management Fee") in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended November 30, 2022, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
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Fund	Management Fee
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X Alternative Income ETF	0.50%
Global X Conscious Companies ETF	0.43%
Global X Founder-Run Companies ETF	0.45%
Global X U.S. Preferred ETF	0.23%
Global X S&P 500® Quality Dividend ETF	0.20%
Global X Adaptive U.S. Factor ETF	0.27%
Global X Variable Rate Preferred ETF	0.25%
Global X Adaptive U.S. Risk Management ETF	0.39%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of each Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s Management Fee or other resources and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“revenue sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Approval of Advisory Agreement

Discussions regarding the basis for the Board of Trustees' approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Fund's Semi-Annual Report to Shareholders for the fiscal half-year ended May 31 and/or Annual Report to Shareholders for the fiscal year ended November 30.

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of each Fund's portfolio are Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu.

Nam To: Nam To, CFA, Portfolio Manager, joined the Adviser in July 2017. Prior to that, Mr. To was a Global Economics Research Analyst at Bunge Limited from 2014 to 2017. Mr. To received his Bachelor of Arts in Philosophy and Economics from Cornell University in 2014.

Wayne Xie: Wayne Xie, Director of Portfolio Management, joined the Adviser in July 2018 as a Portfolio Management Associate. Previously, Mr. Xie was an Analyst at VanEck Associates on the Equity ETF Investment Management team from 2010 to 2018 and a Portfolio Administrator at VanEck Associates from 2007 to 2010. Mr. Xie received his Bachelor of Science from the State University of New York at Buffalo in 2002.

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Kimberly Chan: Kimberly Chan, Portfolio Manager, joined the Adviser in June 2018. Previously, Ms. Chan was a U.S. Associate Trader at Credit Agricole from 2016 to 2018, and an Investment Analyst at MetLife Investments from 2015 to 2016. Ms. Chan received her Bachelor of Science from New York University in 2015.

Vanessa Yang: Vanessa Yang, Portfolio Manager, joined the Adviser in 2016 as a Portfolio Administrator. She was appointed to the portfolio management team in June 2019. Previously, Ms. Yang was a Portfolio Administrator at VanEck Associates from 2011 to 2014. Ms. Yang received her MS in Financial Engineering from Drucker School of Management in 2010 and her BS in Economics from Guangdong University of Foreign Studies in 2008.

Sandy Lu: Sandy Lu, CFA, Portfolio Manager, joined the Adviser in September 2021. Previously, Mr. Lu was a Portfolio Analyst and Junior Portfolio Manager at PGIM Fixed Income from 2014 to 2021, and a Fixed Income Portfolio Analyst at Lincoln Financial Group from 2010 to 2014. Mr. Lu received his Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. He earned his CFA designation in September 2015, and holds the Series 3 license.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Shares of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a national securities exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly-traded securities. There is no minimum investment for purchases made on a national securities exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity and is generally lower if a Fund has significant trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment returns.

Shares of a Fund may be acquired or redeemed directly from the Fund only by Authorized Participants (as defined in the SAI) and only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Except for the Global X MLP ETF and Global X MLP & Energy Infrastructure ETF, the Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbol listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds are listed on a national securities exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem the Funds' Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICES PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

DIVIDENDS AND DISTRIBUTIONS

The following discussion applies to the Global X MLP ETF

Net Investment Income and Capital Gains. The Fund currently anticipates making distributions to its shareholders quarterly in an amount that is approximately equal to the distributions the Fund receives from its investments, including the MLPs in which it invests, less the actual, estimated or anticipated expenses of the Fund, including taxes imposed on the Fund (if any). The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Generally, the Fund expects, based on its investment objective and strategies, that its distributions, if any, will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains.

Unlike the MLPs in which the Fund invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund may differ greatly from those of the MLPs in which the Fund invests. The Fund's ability to meet its investment objective will depend, in part, on the character and amount of distributions it receives from such MLP investments. The Fund will have no control over the timing of the distributions it receives from its MLP investments because such MLPs have the ability to modify their distribution policies from time to time generally without input from or the approval of the Fund.

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The Trust is an open-end registered investment company under the 1940 Act. As such, each Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by each Fund. In this regard, that portion of a Fund's income which consists of gain realized by each Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. Cash distributions received by a Fund from the MLPs in which such Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Fund's tax basis in its equity units in such MLP. A Fund does not expect that a material portion of the cash distributions it receives from MLPs in which it invests will constitute long-term capital gain.

The following discussion applies to each Fund except the Global X MLP ETF

Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

It is the policy of the Trust each fiscal year to distribute substantially all of each Fund's net investment income (i.e., generally, the income earned from cash distributions and interest on investments, and any capital gains, net of each Fund's expenses). A portion of each Fund's distributions are also expected to be treated as a return of capital for tax purposes.

The Trust is an open-end registered investment company under the 1940 Act. As such, each Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by each Fund. In this regard, that portion of a Fund's income which consists of gain realized by each Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. Cash distributions received by a Fund from the MLPs in which such Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Fund's tax basis in its equity units in such MLP. A Fund does not expect that a material portion of the cash distributions it receives from MLPs in which it invests will constitute long-term capital gain.

A Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital. Distributions in cash may be reinvested automatically in additional Shares of the applicable Fund only if the broker through which you purchased Shares makes such option available.

INVESTMENTS BY INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies and unit investment trusts that enter into a fund-of-funds investment agreement with the Trust ("Investing Funds") are permitted to invest in certain Global X Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act, subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act. With respect to the Global X Alternative Income ETF, which invests in underlying ETFs, Investing Funds must adhere to the limits set forth in Section 12(d)(1) when investing in such Fund.

TAXES FOR THE GLOBAL X MLP ETF

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of relevant Fund Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this Prospectus, all of which are subject to change. No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to any Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection
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with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders that are, or that are holding Shares through, a partnership (or other pass-through entity), or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

Federal Income Taxation. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local, and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as regulated investment companies under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a RIC due to its investments in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income, as opposed to most other investment companies, which are not so obligated.

As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, and such taxes may reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser's review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund also will be subject to U.S. federal income tax (and possibly state, local, or foreign taxes) at the corporate tax rate on any gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed the Fund's allocable share of such MLP's net taxable income will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with its investment in MLPs, including as a result of ordinary income incurred by the MLPs as well as resulting from capital appreciation of the Fund’s investments. Upon the sale of any security of an MLP, the Fund may be liable for previously deferred taxes. The Fund's accrued deferred tax liability will be reflected each day in the Fund's NAV. Increases in deferred tax liability will decrease the NAV. Conversely, decreases in deferred tax liability will increase the NAV. The Fund will rely to some extent on information provided by the MLPs in which it invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. The Fund may accrue separately for taxes associated with both capital gains and ordinary income realized by the Fund. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund's deferred tax liability as new information becomes available. The Fund's estimates regarding its deferred tax liability are made in good faith. However, the daily estimate of the Fund's deferred tax liability used to calculate the Fund's NAV could vary significantly from the Fund's actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 21%) and an assumed rate attributable to state taxes.

Distributions. Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). If the amount of the Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax- deferred return of capital to the extent of, and in reduction of, a shareholder's tax basis in the shares, and thereafter as capital gain to the extent the shareholder held the shares as a capital asset. Any such capital gain will be long-term capital gain if such shareholder has held the applicable shares for more than one year. The portion of the distribution received by a shareholder from the Fund that is treated as a return of capital will decrease the shareholder's tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain(or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of the Fund shares.

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Qualified Publicly Traded Partnership Income. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA") certain "qualified publicly traded partnership income" (e.g., certain income from certain of the MLPs in which the Fund invests) is treated as eligible for a 20% deduction by noncorporate taxpayers. Neither the TCJA nor applicable regulations contain a provision permitting an entity, such as the Fund, to benefit from this deduction (since the Fund is taxed as a "C" corporation) or pass the special character of this income through to its shareholders. Direct investors in MLPs that are allocated qualified publicly traded partnership income, however, might be eligible for the deduction.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called "wash sale" rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan, unless the Shares were purchased with borrowed funds.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has failed to certify to the Fund, when required to do so, that he or she is not subject to backup withholding or is an "exempt recipient."

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by the Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.
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Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

TAXES FOR EACH FUND OTHER THAN THE GLOBAL X MLP ETF

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund has elected and intends to qualify as a RIC under the Code for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions you receive. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long- term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash or additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions received by individual shareholders of a Fund will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions received by individual shareholders of a Fund will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

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You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Qualified REIT Dividends. Under the 2017 Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends”. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided Fund shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend). The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if a Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain payments received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain
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distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan, unless the Shares were purchased with borrowed funds.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

Cost Basis Reporting. Federal law requires that shareholders' cost basis, gain/loss, and holding period be reported to the IRS and to shareholders on the Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, accurate cost basis and tax lot information must be maintained for tax reporting purposes. This information is not required for Shares that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares or on capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain
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dividends, if such amounts are reported by the Fund. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

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Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” pursuant to Rule 2a-5 under the 1940 Act, performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.

The following discussion applies to the Global X MLP ETF

In calculating the Fund's daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund's daily NAV.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund's current and deferred tax liability, if any, will depend upon the Fund's net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund's NAV. Upon the Fund's sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund's deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund's assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund's investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund's forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund's NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in
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calculating the Fund's daily NAV, the application of such final valuation allowance could have a material impact on the Fund's NAV.

The Fund's deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund's estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund's deferred tax liability and/or asset balances used to calculate the Fund's NAV could vary dramatically from the Fund's actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors. As a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV. The Fund's daily NAV calculation will be based on then current estimates and assumptions regarding the Fund's deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes inapplicable tax law could result in increases or decreases in the Fund's NAV per share, which could be material.

PREMIUM/DISCOUNT AND SHARE INFORMATION

Once available, information regarding how often the Shares of each Fund traded on the national securities exchanges at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Fund, the Fund's per share NAV, and the median bid-ask spread of the Shares can be found at www.globalxetfs.com.

TOTAL RETURN INFORMATION

Each Fund had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of each Fund's Underlying Index and the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended November 30, 2022.

“Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.
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Annualized Total Returns
Inception to 11/30/22

	NAV	MARKET	UNDERLYING INDEX
Global X MLP ETF[1]	1.02%	1.01%	2.60%
Global X MLP & Energy Infrastructure ETF[2]	4.82%	4.84%	5.50%
Global X Alternative Income ETF[3]	4.36%	4.38%	4.78%
Global X Conscious Companies ETF[4]	12.49%	12.47%	12.90%
Global X Founder-Run Companies ETF[5]	9.51%	9.47%	10.09%
Global X U.S. Preferred ETF[6]	1.69%	1.72%	1.88%
Global X S&P 500® Quality Dividend ETF[7]	9.92%	9.95%	10.25%
Global X Adaptive U.S. Factor ETF[8]	9.59%	9.54%	9.93%
Global X Variable Rate Preferred ETF[9]	3.20%	3.17%	3.42%
Global X Adaptive U.S. Risk Management ETF[10]	7.70%	7.58%	7.67%
1    For the period since inception on 04/18/12 to 11/30/22
2    For the period since inception on 08/06/13 to 11/30/22
3    For the period since inception on 07/13/15 to 11/30/22
4    For the period since inception on 07/11/16 to 11/30/22
5    For the period since inception on 02/13/17 to 11/30/22
6    For the period since inception on 09/11/17 to 11/30/22
7    For the period since inception on 07/13/18 to 11/30/22
8    For the period since inception on 08/24/18 to 11/30/22
9    For the period since inception on 06/22/20 to 11/30/22
10    For the period since inception on 01/12/21 to 11/30/21

Cumulative Total Returns
Inception to 11/30/22

	NAV	MARKET	UNDERLYING INDEX
Global X MLP ETF[1]	11.37%	11.32%	31.34%
Global X MLP & Energy Infrastructure ETF[2]	55.07%	55.37%	64.81%
Global X Alternative Income ETF[3]	37.07%	37.30%	41.24%
Global X Conscious Companies ETF[4]	112.19%	111.96%	117.16%
Global X Founder-Run Companies ETF[5]	69.28%	69.00%	74.57%
Global X U.S. Preferred ETF[6]	9.16%	9.31%	10.19%
Global X S&P 500® Quality Dividend ETF[7]	51.39%	51.57%	53.42%
Global X Adaptive U.S. Factor ETF[8]	47.86%	47.59%	49.85%
Global X Variable Rate Preferred ETF[9]	7.98%	7.92%	8.54%
Global X Adaptive U.S. Risk Management ETF[10]	14.99%	14.74%	14.93%
1    For the period since inception on 04/18/12 to 11/30/22
2    For the period since inception on 08/06/13 to 11/30/22
3    For the period since inception on 07/13/15 to 11/30/22
4    For the period since inception on 07/11/16 to 11/30/22
5    For the period since inception on 02/13/17 to 11/30/22
6    For the period since inception on 09/11/17 to 11/30/22
7    For the period since inception on 07/13/18 to 11/30/22
8    For the period since inception on 08/24/18 to 11/30/22
9    For the period since inception on 06/22/20 to 11/30/22
10    For the period since inception on 01/12/21 to 11/30/21

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INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Solactive MLP Infrastructure Index

The Solactive MLP Infrastructure Index is intended to give investors a means of tracking the performance of the energy infrastructure MLP asset class in the United States. As of January 31, 2023, the index was comprised of 15 MLPs engaged in the transportation, storage, and processing of natural resources. The index is comprised of MLPs that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Solactive MLP & Energy Infrastructure Index

The Solactive MLP & Energy Infrastructure Index is intended to give investors a means of tracking the performance of MLPs and energy infrastructure corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products. The index limits its exposure to partnerships in order to comply with applicable tax diversification rules. Securities must be publicly traded in the United States. As of January 31, 2023, the index was comprised of 27 securities. The index is comprised of securities that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Indxx SuperDividend® Alternatives Index

The Indxx SuperDividend® Alternatives Index is intended to provide exposure to five income producing categories: Master Limited Partnerships ("MLPs") and Infrastructure, Real Estate, Preferreds, Emerging Market Bonds and Covered Calls. The MLPs and Infrastructure categories primarily consist of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global real estate investment trusts ("REITs"), and gains this exposure through investing directly in the Global X SuperDividend® REIT ETF. The Preferreds category provides exposure to U.S. preferred securities, and gains this exposure through investing directly in the Global X U.S. Preferred ETF. The Emerging Markets Bonds category provides exposure to emerging markets debt, and gains this exposure through investing directly in the Global X Emerging Markets Bond ETF. The Covered Call category provides exposure to a covered call strategy, and gains this exposure through investing directly in the Global X Nasdaq 100 Covered Call ETF. At the annual reconstitution, each of the five categories is equally weighted at 20%. The Underlying Index may rebalance quarterly if any one category deviates more than 3% from its target weight, in which case each category is rebalanced back to equal weight of 20%. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

Concinnity Conscious Companies Index

The Concinnity Conscious Companies Index is designed to provide exposure to companies listed in the U.S. that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system ("MsOS"), as defined by Concinnity Advisors LP ("Concinnity"), the provider of the Concinnity Conscious Companies Index. The MsOS is a corporate governance structure that seeks to account for the multiple stakeholders that are critical for the ongoing success of the business, and incorporate the considerations of these stakeholders into the corporate decision-making and problem-solving process. Concinnity conducts its analysis based on the following five key stakeholder groups: (1) Customers, (2) Employees, (3) Suppliers, (4) Stock and Debt Holders, and (5) Communities in which the companies operate.

The universe of companies eligible for inclusion in the Concinnity Conscious Companies Index is comprised of companies listed in the U.S. with a market capitalization greater than $2 billion. From this initial universe, Concinnity applies a proprietary, three-step analysis to select companies for the Concinnity Conscious Companies Index. In the first step, Concinnity utilizes approximately forty information sources and public rankings to identify and evaluate companies based on their demonstrated ability to achieve positive outcomes across all five stakeholder groups. Positive outcomes vary by stakeholder group, but include metrics that assess areas such as employee productivity, customer loyalty and corporate governance. These information sources are vetted annually by Concinnity and evaluated based on stakeholder focus, research methodology and third party or in-house analysis of a source's potential as a leading indicator of corporate and/or stock performance. Companies are scored by Concinnity based on their appearance and performance in these sources and rankings. Of the approximately 1,100 - 1,400 companies that typically make up the eligible universe, approximately 600-700 are generally selected by Concinnity for further analysis and potential inclusion in the Concinnity Conscious Companies Index.

In the second step of the research process, Concinnity uses a composite analysis to apply a deeper evaluation on the remaining companies. The composite analysis is a process that assesses various MsOS criteria by combining ratings data from multiple
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research entities that specialize in various stakeholder assessment categories. Companies are evaluated through a series of scoring lenses that combine to form a composite score, which is underpinned by several hundred MsOS criteria. Composite analysis MsOS criteria include, but are not limited to: employee engagement, executive integrity, customer relationship quality, labor and human rights, and quality of financial reporting. Various modeling techniques are then used by Concinnity to combine qualitative and quantitative data into a single score for each company. This score reflects the degree to which a company operates its business using the MsOS approach, as defined by the research process. The approximately 300-350 highest scoring companies ultimately comprise the MsOS investable universe for the purposes of constructing the Concinnity Conscious Companies Index.

In the final step, Concinnity applies a screen for consistent achievement to the MsOS investable universe of the approximately 300-350 highest scoring companies. In order to be included in the Concinnity Conscious Companies Index, a company must have qualified for inclusion in the MsOS investable universe for at least three consecutive years. The Concinnity Conscious Companies Index is equal-weighted. The Concinnity Conscious Companies Index may include large- or mid-capitalization companies, and will generally provide exposure to all major sectors. As of January 31, 2023, the Concinnity Conscious Companies Index had 177 constituents, with no single sector having an allocation greater than 25%. The three largest sectors represented in the Concinnity Conscious Companies Index as of January 31, 2023, were information technology, health care and financials.

Solactive U.S. Founder-Run Companies Index

The Solactive U.S. Founder-Run Companies Index is designed to provide exposure to U.S. companies in which a founder or co-founder of the company is serving as the Chief Executive Officer of the company (collectively, "Founder-Run Companies"). The starting universe of companies eligible for inclusion is the Solactive U.S. Broad Market Index. From this initial universe, Founder-Run Companies are identified using company-level data, and are then ranked by market capitalization. Founder-Run Companies are then screened for liquidity to determine eligibility for inclusion in the Solactive U.S. Founder-Run Companies Index. As of the respective selection date, new constituents must have a minimum six-month average daily traded value of $5 million to be eligible for inclusion, while existing constituents must have a minimum six-month average daily traded value of $4 million to remain in the Solactive U.S. Founder-Run Companies Index. If more than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the top 100 companies by market capitalization are selected for inclusion. If fewer than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the companies that meet the liquidity criteria will comprise the constituents of the Solactive U.S. Founder-Run Companies Index. The Solactive U.S. Founder-Run Companies Index is equal-weighted and rebalanced annually.

ICE BofA Diversified Core U.S. Preferred Securities Index

The ICE BofA Diversified Core U.S. Preferred Securities Index is designed to track the broad-based performance of the U.S. preferred securities market. The ICE BofA Diversified Core U.S. Preferred Securities Index includes different categories of preferred stock, such as floating, variable and fixed-rate preferreds, cumulative and non-cumulative preferreds, and trust preferreds. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, and have a minimum amount outstanding of $50 million. Qualifying preferred securities must meet minimum price, liquidity, maturity and other requirements as determined by ICE Data Indices, LLC.
Constituents in the ICE BofA Diversified Core U.S. Preferred Securities Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level in order to limit the aggregate weight of a single issuer to 10% at each rebalance. The ICE BofA Diversified Core U.S. Preferred Securities Index is rebalanced quarterly.

S&P 500® Quality High Dividend Index

The S&P 500® Quality High Dividend Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index that exhibit high quality and dividend yield characteristics, as determined by Standard & Poor's Financial Services LLC, the provider of the S&P 500® Quality High Dividend Index. All constituents of the S&P 500® Quality High Dividend Index are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, eligible constituents are screened to include only securities that rank within the top 200 of the S&P 500® Index universe by both quality score and dividend yield. The S&P 500® Quality High Dividend Index is equal weighted and is reconstituted and rebalanced semi-annually. At each semi-annual rebalance, a sector capping methodology is applied to reduce sector concentration and increase diversification of the S&P 500® Quality High Dividend Index. As of January 31, 2023, the S&P 500® Quality High Dividend Index had 77 constituents.

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Adaptive Wealth Strategies U.S. Factor Index

The Adaptive Wealth Strategies U.S. Factor Index is owned and was developed by NorthCrest Asset Management. The Index is calculated and maintained by Solactive AG. The Adaptive Wealth Strategies U.S. Factor Index is designed to dynamically allocate across three sub-indices that provide exposure to U.S. equities that exhibit characteristics of one of three primary factors: value, momentum and low volatility. Each factor is represented by a sub-index that is derived from the Solactive U.S. Large & Mid Cap Index, which is designed to measure the 1,000 largest companies, by free float market capitalization, that are exchange-listed in the United States:

•Solactive U.S. Large & Mid Cap Value 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the greatest exposure to the value factor.

•Solactive U.S. Large & Mid Cap Momentum 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the highest degree of relative performance.

•Solactive U.S. Large & Mid Cap Minimum Downside Volatility 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the lowest degree of downside volatility.

The Adaptive Wealth Strategies U.S. Factor Index is rebalanced quarterly. At each rebalance, the Adaptive Wealth Strategies U.S. Factor Index allocates weight to the three sub-indices based on the relative performance of each sub-index since the last rebalance of the Adaptive Wealth Strategies U.S. Factor Index. The Adaptive Wealth Strategies U.S. Factor Index is designed to always be fully allocated to at least two of the three sub-indices described above. As of January 31, 2023, the Adaptive Wealth Strategies U.S. Factor Index had 173 constituents.

ICE U.S. Variable Rate Preferred Securities Index

The ICE U.S. Variable Rate Preferred Securities Index is designed to track the broad-based performance of the U.S. variable rate preferred securities market. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, have floating or variable dividends or coupons, and have a minimum amount outstanding of $50 million. Qualifying preferred securities may, however, be issued by non-U.S. companies. Qualifying securities must be issued in $25, $50, $100, or $1000 par/liquidation preference increments, must have a traded market value of greater than $6 million in each of the previous three calendar months, and must have at least one year remaining to maturity, as determined by ICE Data Indices, LLC (the "Index Provider").

Constituents in the ICE U.S. Variable Rate Preferred Securities Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level to limit the aggregate weight of a single issuer to 10% at each rebalance. The ICE U.S. Variable Rate Preferred Securities Index may include large-, mid- or small-capitalization companies. Components of the ICE U.S. Variable Rate Preferred Securities Index primarily include financials companies. The ICE U.S. Variable Rate Preferred Securities Index is rebalanced quarterly.

Adaptive Wealth Strategies U.S. Risk Management Index

The Adaptive Wealth Strategies U.S. Risk Management Index is owned and was developed by NorthCrest Asset Management. The Adaptive Wealth Strategies U.S. Risk Management Index is calculated and maintained by Solactive AG. The Adaptive Wealth Strategies U.S. Risk Management Index is designed to dynamically allocate between either 100% exposure to the Solactive GBS United States 500 Index TR ("U.S. Equity Position") or 100% exposure to the Solactive U.S. 1-3 Year Treasury Bond Index ("U.S. Treasury Position"). The Solactive U.S. 1-3 Year Treasury Bond Index is a rules-based, market value weighted index designed to track the performance of USD-denominated bonds issued by the U.S. Treasury with at least 1 year until maturity but less than 3 years until maturity, as of the selection date of the index. The Solactive GBS United States 500 Index TR is a float-adjusted market capitalization weighted index which measures the performance of the equity securities of the 500 largest companies from the United States stock market across all sectors. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market, rather than the total number of shares outstanding of an issuer. The Adaptive Wealth Strategies U.S. Risk Management Index seeks to provide exposure to the U.S. Equity Position during periods of normal equity market returns, and seeks to provide exposure to the U.S. Treasury Position prior to and during periods of adverse market conditions, as determined by the quantitative model developed by the Index Provider. The Adaptive Wealth Strategies
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U.S. Risk Management Index seeks to anticipate periods of adverse market conditions using quantitative signals (explained in further detail below) that have been developed based on historical data.

The Adaptive Wealth Strategies U.S. Risk Management Index uses four quantitative signals calculated daily by Solactive AG to determine how the Adaptive Wealth Strategies U.S. Risk Management Index will be allocated between either the U.S. Equity Position or the U.S. Treasury Position, as further described below:

i.The 200-day simple moving average (“SMA”) of the U.S. Equity Position, which measures the average closing price of securities within the Solactive GBS United States 500 Index TR over a 200-day period;

ii.The moving average convergence divergence (“MACD”), which shows the relationship between two moving averages of the prices of securities within the U.S. Equity Position by subtracting the 26-day exponential moving average of the U.S. Equity Position from the 12-day exponential moving average;

iii.The drawdown percentage, where drawdown is defined as the peak-to-valley total change in market price of the U.S. Equity Position, and;

iv.The level of the Cboe Volatility Index (“VIX”), which is a benchmark index designed to measure the market’s expectation of future volatility.

Each of the signals above is given an equal “vote” in determining whether the Adaptive Wealth Strategies U.S. Risk Management Index is allocated to the U.S. Equity Position or to the U.S. Treasury Position. The allocation to either the U.S. Equity Position or the U.S. Treasury Position is determined as follows:

•Exit Voting: If the Adaptive Wealth Strategies U.S. Risk Management Index is currently invested in the U.S. Equity Position, at least three of the exit signals must be triggered (and no more than one entry signal) for the Adaptive Wealth Strategies U.S. Risk Management Index to exit the U.S. Equity Position and enter the U.S. Treasury Position.
•Entry Voting: If the Adaptive Wealth Strategies U.S. Risk Management Index is currently invested in the U.S. Treasury Position, at least two of the entry signals must be triggered for the Adaptive Wealth Strategies U.S. Risk Management Index to exit the U.S. Treasury Position and enter the U.S. Equity Position.

The trigger threshold for each signal is based on a predetermined Z-score level for that given signal. A Z-score (often referred to as a “standard score”) is a measure of how many standard deviations below or above the mean a data point is, and can be used to identify data points that may be considered outliers relative to the mean. The Z-score threshold for each vote is determined using historical returns data for the U.S. Equity Position starting in January of 1993. Each signal looks at the recent performance of the U.S. Equity Position or the VIX, and compares that to the historical performance of the U.S. Equity Position or the VIX, respectively. The Z-scores used in determining an exit or entry vote are designed to identify cases where the recent performance of the U.S. Equity Position or the VIX are sufficiently statistically different from the historical performance to indicate a drawdown event or period of positive market returns may be likely going forward. Depending on the performance of the U.S. Equity Position and the VIX, each signal can go for months without changing direction, or can change as frequently as within the course of a few days. Below is a description of each signal and its trigger threshold for market entry or exit:

◦SMA Signal:
▪Market Exit Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the 200-day SMA is below -0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the 200-day SMA is below -4.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

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◦MACD Signal:
▪Market Exit Vote: If the prior day Z-Score of the MACD is below -0.25, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the MACD is below -0.25, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Z-Score of the MACD is above 4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the MACD is above 4.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦Drawdown Percentage Signal:
•Market Exit Vote: If the prior day Drawdown Percentage Z-Score is below 0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the drawdown percentage is below 0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Drawdown Percentage Z-Score is below -2.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the drawdown percentage is below -2.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦VIX Signal:
▪Market Exit Vote: If the Z-Score of the level of the VIX is above 1.25, the signal votes to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the level of the VIX is above 1.25, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the Z-Score of the level of the VIX is above 5.5, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the level of the VIX is above 5.5, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

Each of the signals are calculated daily by Solactive AG. Whenever the required number of signals are triggered, the Adaptive Wealth Strategies U.S. Risk Management Index allocates 100% weight to either the constituents of the U.S. Equity Position or the U.S. Treasury Position. As a result, the Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objective. Whenever the Adaptive Wealth Strategies U.S. Risk Management Index rebalances into either the U.S. Equity Position or into the Treasury Position, the new weights go into effect three trading days after the quantitative signals indicate a rebalance is required. After changing its allocation, the Adaptive Wealth Strategies U.S. Risk Management Index must remain in the same allocation (the U.S. Equity Position or the U.S. Treasury Position) for at least ten trading days before it can change its allocation again. The Fund's investment objective and Adaptive Wealth Strategies U.S. Risk Management Index may be changed without shareholder approval.

Disclaimers

The Index Providers are independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Providers determine the relative weightings of the constituents of the Underlying Index and publish information regarding the market value of the Underlying Index.

Solactive AG (Solactive) is a leading company in the structuring and indexing business for institutional clients. Solactive runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive does not sponsor, endorse or promote any Fund and is not in any way connected to it and does not accept any liability in relation to their issue, operation and trading.

131

Indxx is a service mark of Indxx, LLC and has been licensed for use for certain purposes by the Adviser. The Fund are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Indices. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE® and ICE BofA® are trade marks of ICE Data Indices, LLC or its affiliates and have been licensed, along with the BofA Diversified Core U.S. Preferred Securities Index and ICE U.S. Variable Rate Preferred Securities Index (each, an “Index”) for use by Global X Management Company LLC (the “LICENSEE”) in connection with the Global X U.S. Preferred ETF and the Global X Variable Rate Preferred ETF (each, a “Product”). Neither the LICENSEE, Global X Funds (the “Trust”) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to LICENSEE is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the LICENSEE or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of LICENSEE or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by the Adviser. The Global X S&P 500® Quality Dividend ETF ("ETF") is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P 500® Quality High Dividend Index (the "Index") to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard to the Adviser or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF.

Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by to Adviser, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages.
132

The Global X Adaptive U.S. Factor ETF and the Global X Adaptive U.S. Risk Management ETF and their common shares are not sponsored, endorsed, sold or promoted by NorthCrest Asset Management. NorthCrest Asset Management makes no representation or warranty, express or implied, to the shareholders of the Global X Adaptive U.S. Factor ETF, the Global X Adaptive U.S. Risk Management ETF or any member of the public regarding the advisability of investing in securities generally or in the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF particularly or the ability of any data supplied by NorthCrest Asset Management, to track general stock market performance. NorthCrest Asset Management's only relationship to the Adviser is the licensing of certain trademarks and trade names of Adaptive Wealth Strategies and of the data supplied by NorthCrest Asset Management related to the Adaptive Wealth Strategies U.S. Factor Index and the Adaptive Wealth Strategies U.S. Risk Management Index, which is determined, composed and calculated by Solactive AG without regard to the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF or its common shares. NorthCrest Asset Management has no obligation to take the needs of the Adviser or the shareholders of the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF into consideration in determining, composing or calculating the data supplied by NorthCrest Asset Management. NorthCrest Asset Management is not responsible for and has not participated in the determination of the prices of the common shares of the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF or the timing of the issuance or sale of such common shares. NorthCrest Asset Management has no obligation or liability in connection with the administration, marketing or trading of the Global X Adaptive U.S. Factor ETF, the Global X Adaptive U.S. Risk Management ETF or their common shares.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. serves as the custodian and transfer agent for each Fund.

Stradley Ronon Stevens & Young, LLP serves as counsel for the Trust and the Trust's Independent Trustees.

PricewaterhouseCoopers LLP serves as each Fund's independent registered public accounting firm.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ Adviser, sub-adviser(s) (as applicable), custodian(s), and transfer agent(s) who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that investors should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

Each Fund has commenced operations and has financial highlights. The financial highlights tables are intended to help investors understand a Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal years ended November 30, 2018, 2019, 2020, 2021 and 2022. The Funds' financial statements are available without charge upon request.
133

FINANCIAL HIGHLIGHTS

                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Tax Expense	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X MLP ETF
2022	33.59	(0.02)	12.44	12.42	(3.02)	—	—	(3.02)	42.99	37.69	1,378,279	0.44‡	(0.01)^^	(0.04)	47.13
2021	26.73	(0.06)	9.97	9.91	—	—	(3.05)	(3.05)	33.59	37.49	992,935	0.43‡	(0.02)	(0.19)	33.79
2020(1)	43.92	(0.26)	(13.13)	(13.39)	—	—	(3.80)	(3.80)	26.73	(30.51)	687,577	0.46‡	0.46	(0.85)	33.78
2019(1)	51.24	(0.24)	(2.76)	(3.00)	—	—	(4.32)	(4.32)	43.92	(6.54)	947,045	0.46‡	—	(0.46)	55.65
2018(1)	56.52	(0.24)	(0.42)	(0.66)	(0.12)	—	(4.50)	(4.62)	51.24	(1.72)	828,622	0.45‡	—	(0.45)	30.35
Global X MLP & Energy Infrastructure ETF
2022	34.89	0.75	9.98	10.73	(1.39)	—	(0.76)	(2.15)	43.47	31.26	1,090,000	0.45	—	1.85	23.48
2021	26.59	0.42	9.97	10.39	(1.05)	—	(1.04)	(2.09)	34.89	39.64	738,092	0.45	—	1.25	16.88
2020(2)	33.45	0.71	(5.33)	(4.62)	(1.95)	—	(0.29)	(2.24)	26.59	(13.34)	538,344	0.45	—	2.66	35.86
2019(2)	36.39	1.14	(1.89)	(0.75)	(2.01)	—	(0.18)	(2.19)	33.45	(2.34)	612,300	0.45	—	3.03	36.57
2018(2)	38.40	1.05	(1.11)	(0.06)	(1.56)	—	(0.39)	(1.95)	36.39	(0.43)	540,381	0.45	—	2.65	25.68
Global X Alternative Income ETF
2022	13.16	0.61	(1.45)	(0.84)	(0.77)	—	(0.13)	(0.90)	11.42	(6.64)	37,216	0.50#	—	5.03	18.10
2021	11.51	0.49	2.05	2.54	(0.62)	—	(0.27)	(0.89)	13.16	22.52	35,921	0.63#^‡‡	—	3.77	86.85
2020	14.74	0.66	(2.64)	(1.98)	(0.98)	(0.15)	(0.12)	(1.25)	11.51	(13.13)	19,573	0.75#	—	5.61	52.78
2019	14.52	0.94	0.44	1.38	(1.07)	(0.09)	—	(1.16)	14.74	9.89	28,012	0.75#	—	6.39	18.16
2018	15.40	0.92	(0.64)	0.28	(1.16)	—	—	(1.16)	14.52	1.89	16,698	0.75#	—	6.19	18.32

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡ The Before Net Deferred Tax Expense/(Benefit) expense ratios for the periods ending November 30, 2018, 2019, 2020, 2021, 2022 was 0.45%, 0.46%, 0.45%, 0.45%, and 0.45%..
‡‡ Effective for the fiscal year ended November 30, 2022, the Fund began presenting acquired fund fees borne by the Adviser as part of its unitary fee agreement (See Note 3 in Notes to Financial Statements) as a realized gain on the Statement of Operations as compared to a contra-expense as in prior fiscal years. If such amounts had been presented as a realized gain in the year ended November 30, 2021 (first year of this agreement), the ratio of Expenses to Average Net Assets would have been 0.70%..
# Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
^ Effective September 28, 2021, the fund's fee were permanently lowered to 0.50%.
^^ Amount presented represents impact on expense ratio from tax benefit or expense. Includes amount of tax benefit or expense associated with expenses. Including amount of tax benefit or expense associated for all components of the Statement of Operations, the impact would be (2.29)%.
(1) Per share amounts have been adjusted for a 1 for 6 reverse stock split on April 28, 2020 (see Note 9 in the Notes to Financial Statements).
(2) Per share amounts have been adjusted for a 1 for 3 reverse share split on April 28, 2020 (See Note 9 in Notes to Financial Statements).

Amounts designated as "—" are either $0 or have been rounded to $0.
134

FINANCIAL HIGHLIGHTS
                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Conscious Companies ETF
2022	32.97	0.31	(3.40)	(3.09)	(0.36)	—	—	(0.36)	29.52	(9.45)	673,733	0.43	1.06	31.92
2021	26.46	0.31	6.49	6.80	(0.29)	—	—	(0.29)	32.97	25.84	654,764	0.43	1.00	22.92
2020	23.10	0.33	3.32	3.65	(0.27)	(0.02)	—	(0.29)	26.46	16.01	403,499	0.43	1.45	48.73
2019	20.55	0.37	2.68	3.05	(0.50)	—	—	(0.50)	23.10	15.35	85,459	0.43	1.73	34.97
2018	19.23	0.33	1.22	1.55	(0.23)	—	—	(0.23)	20.55	8.16	56,504	0.43	1.65	36.35
Global X Founder-Run Companies ETF
2022	34.44	0.07	(10.26)	(10.19)	(0.07)	—	—	(0.07)	24.18	(29.64)	7,979	0.45	0.25	33.97
2021	28.66	0.18	5.94	6.12	(0.34)	—	—	(0.34)	34.44	21.51	15,842	0.45	0.54	47.49
2020	20.50	0.09	8.14	8.23	(0.07)	—	—	(0.07)	28.66	40.29	5,732	0.45	0.39	31.51
2019	18.63	0.05	2.12	2.17	(0.07)	(0.23)	—	(0.30)	20.50	12.05	4,100	0.52	0.29	33.82
2018	17.41	0.04	1.45	1.49	(0.04)	(0.23)	—	(0.27)	18.63	8.67	4,657	0.65	0.13	25.22
Global X U.S. Preferred ETF
2022	25.21	1.23	(4.64)	(3.41)	(1.29)	—	—	(1.29)	20.51	(13.82)	2,214,461	0.23	5.51	33.20
2021	25.36	1.28	(0.12)	1.16	(1.31)	—	—	(1.31)	25.21	4.61	2,458,022	0.23^^	4.99	47.89
2020	24.79	1.33	0.58	1.91	(1.34)	—	—	(1.34)	25.36	8.13	868,550	0.23^^	5.49	39.14
2019	22.97	1.36	1.83	3.19	(1.37)	—	—	(1.37)	24.79	14.25	585,150	0.24	5.57	32.93
2018	25.03	1.44	(2.08)	(0.64)	(1.42)	—	—	(1.42)	22.97	(2.72)	188,314	0.23	5.98	42.90

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^^ Effective April 1, 2020, until April 1, 2021, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.23%.

Amounts designated as "—" are either $0 or have been rounded to $0.
135

FINANCIAL HIGHLIGHTS
                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X S&P 500® Quality Dividend ETF
2022	31.02	1.03	2.10	3.13	(0.91)	—	—	(0.91)	33.24	10.25	61,156	0.20	3.24	78.73
2021	25.20	0.78	5.84	6.62	(0.80)	—	—	(0.80)	31.02	26.45	9,615	0.20	2.60	70.66
2020	26.51	0.75	(1.24)	(0.49)	(0.82)	—	—***	(0.82)	25.20	(1.47)	6,300	0.20	3.27	93.40
2019	24.60	0.75	1.89	2.64	(0.73)	—	—	(0.73)	26.51	11.01	9,278	0.28‡	2.99	49.18
2018(1)	25.00	0.26	(0.44)	(0.18)	(0.22)	—	—	(0.22)	24.60	(0.72)	2,460	0.36†	2.70†	1.18
Global X Adaptive U.S. Factor ETF
2022	29.86	0.62	2.50	3.12	(0.71)	—	(0.04)	(0.75)	32.23	10.61	178,533	0.27	2.03	115.74
2021	24.91	0.61	5.09	5.70	(0.70)	—	(0.05)	(0.75)	29.86	23.01	172,008	0.27	2.09	96.21
2020	25.79	0.63	(0.67)	(0.04)	(0.70)	(0.05)	(0.09)	(0.84)	24.91	0.14	144,484	0.27	2.78	159.91
2019	24.39	0.89	1.53	2.42	(1.02)	—***	—	(1.02)	25.79	10.27	189,564	0.27	3.63	112.43
2018(2)	25.00	0.22	(0.61)	(0.39)	(0.19)	—	(0.03)	(0.22)	24.39	(1.58)	102,438	0.27†	3.31†	28.89
Global X Variable Rate Preferred ETF
2022	27.28	1.45	(3.70)	(2.25)	(1.39)	(0.02)	(0.07)	(1.48)	23.55	(8.40)	285,389	0.25	5.93	74.41
2021	26.97	1.40	0.37	1.77	(1.29)	(0.02)	(0.15)	(1.46)	27.28	6.60	89,217	0.25	5.01	26.17
2020(3)	24.85	0.61	2.00	2.61	(0.49)	—	—	(0.49)	26.97	10.59	1,349	0.25†	5.38†	10.96
Global X Adaptive U.S. Risk Management ETF
2022	29.88	0.40	(1.71)	(1.31)	(0.31)	—	—	(0.31)	28.26	(4.28)	66,408	0.39	1.49	1,481.94
2021(4)	24.95	0.25	4.77	5.02	(0.09)	—	—	(0.09)	29.88	20.13	104,574	0.39†	1.01†	30.10

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡ Effective April 1, 2019, the Fund's fees were permanently lowered to 0.20%. Prior to April 1, 2019, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.31% for the year ended November 30, 2019.
(1) The Fund commenced operations on July 13, 2018.
(2) The Fund commenced operations on August 24, 2018.
(3) The Fund commenced operations on June 22, 2020.
(4) The Fund commenced operations on January 12, 2021.

Amounts designated as "—" are either $0 or have been rounded to $0.
136

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in certain of the Funds beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with such Fund.
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca, NASDAQ or Cboe BZX is satisfied by the fact that the prospectus is available at NYSE Arca, NASDAQ or Cboe BZX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

137

For more information visit our website at

www.globalxetfs.com

or call 1-888-493-8631

Investment Adviser and Administrator Global X Management Company LLC 605 3rd Avenue, 43rd Floor New York, NY 10158
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103
138

A Statement of Additional Information dated April 1, 2023, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-493-8631. Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxetfs.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

April 1, 2023

Investment Company Act File No.: 811-22209

GLX-PS-032-1100

139

Global X Robotics & Artificial Intelligence ETF NASDAQ: BOTZ	Global X China Biotech Innovation ETF NASDAQ: CHB
Global X Internet of Things ETF NASDAQ: SNSR	Global X Telemedicine & Digital Health ETF NASDAQ: EDOC
Global X FinTech ETF NASDAQ: FINX	Global X Aging Population ETF NASDAQ: AGNG
Global X Video Games & Esports ETF NASDAQ: HERO	Global X Health & Wellness ETF NASDAQ: BFIT
Global X Autonomous & Electric Vehicles ETF NASDAQ: DRIV	Global X CleanTech ETF NASDAQ: CTEC
Global X Cloud Computing ETF NASDAQ: CLOU	Global X U.S. Infrastructure Development ETF Cboe BZX: PAVE
Global X Data Center REITs & Digital Infrastructure ETF NASDAQ: VPN	Global X AgTech & Food Innovation ETF NASDAQ: KROP
Global X Cybersecurity ETF NASDAQ: BUG	Global X Blockchain ETF NASDAQ: BKCH
Global X Artificial Intelligence & Technology ETF NASDAQ: AIQ	Global X Clean Water ETF NASDAQ: AQWA
Global X Metaverse ETF NASDAQ: VR	Global X Hydrogen ETF NASDAQ: HYDR
Global X Millennial Consumer ETF NASDAQ: MILN	Global X Solar ETF NASDAQ: RAYS
Global X Education ETF NASDAQ: EDUT	Global X Wind Energy ETF NASDAQ: WNDY
Global X Cannabis ETF NASDAQ: POTX	Global X Green Building ETF NASDAQ: GRNR
Global X Genomics & Biotechnology ETF NASDAQ: GNOM	Global X Thematic Growth ETF NASDAQ: GXTG
Prospectus

April 1, 2023

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund (defined below) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

i

FUND SUMMARIES

Global X Robotics & Artificial Intelligence ETF

Ticker: BOTZ Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Robotics & Artificial Intelligence ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Robotics & Artificial Intelligence Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$70	$221	$384	$859

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 29.86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Global Robotics & Artificial Intelligence Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that are involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Robotics & Artificial Intelligence Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, the Index Provider analyzes industry reports, investment research and consumer data related to the robotics and artificial intelligence industry in order to establish the themes that are expected to provide the most exposure to the growth of the robotics and artificial intelligence industry. As of January 31, 2023, the Index Provider has identified the following four robotics and artificial intelligence themes: (1) Industrial Robotics and Automation, (2) Unmanned Vehicles and Drones, (3) Artificial Intelligence and (4) Non-Industrial Robotics (collectively, "Robotics & Artificial Intelligence Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these Robotics & Artificial Intelligence Themes, as determined by the Index Provider. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Robotics & Artificial Intelligence Themes if (i) according to a public filing, it derives a significant portion of its revenue from the Robotics & Artificial Intelligence Themes, or (ii) it has stated its primary business to be in products and services focused on the Robotics & Artificial Intelligence Themes, as determined by the Index Provider. Accordingly, the Fund's assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to Robotics & Artificial Intelligence Themes.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the machinery industry and had significant exposure to the industrials and information technology sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Robotics & Artificial Intelligence Companies: Robotics & Artificial Intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics & Artificial Intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics & Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Robotics & Artificial Intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. In addition, robotics and artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Robotics & Artificial Intelligence companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of Robotics & Artificial Intelligence companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Robotics & Artificial Intelligence companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Machinery Industry: The machinery industry is capital-intensive. Working capital and cash flow management can be crucial to a company's success, as investments in research and development and acquisitions may be important to maintain sales and earnings. A long capital investment cycle can add challenges to management decisions regarding the expansion of capacity, which may limit a company’s ability to grow during periods of increasing demand and may result in overcapacity during periods of decreasing demand. The performance of the machinery industry may therefore be highly dependent on the business cycle and highly correlated with the performance of the broader equity market. Machinery industry companies with large barriers to entry based on proprietary technology may face potentially rapid product obsolescence. Conversely, machine industry companies that produce commodity-like offerings are likely to face thin margins and must maintain expansive distribution and support networks in order to maintain adequate volume.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy has suffered from low growth and low inflation for a prolonged period of time since the collapse of its bubble economy, and that may continue despite the efforts of the Bank of Japan and policymakers. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

Risk of Investing in Switzerland: Investments in Swiss issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners in order to sustain continued economic growth. Switzerland’s economic growth generally mirrors slowdowns and growth spurts experienced in other countries, including the U.S. and certain Western European countries.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
58.54%
-27.79%
31.67%
50.68%
8.83%
-42.49%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	31.02%
Worst Quarter:	6/30/2022	-30.31%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (09/12/2016)
Global X Robotics & Artificial Intelligence ETF:
·Return before taxes	-42.49%	-2.16%	5.87%
·Return after taxes on distributions[1]	-42.46%	-2.23%	5.81%
·Return after taxes on distributions and sale of Fund Shares[1]	-25.09%	-1.59%	4.67%
Indxx Global Robotics & Artificial Intelligence Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-42.20%	-1.69%	6.26%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.23%	8.08%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Internet of Things ETF

Ticker: SNSR Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Internet of Things ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Internet of Things Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 8.40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Global Internet of Things Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the Internet of Things industry, including companies involved in wearable technology, home automation, connected automotive technology, sensors, networking infrastructure/software, smart metering and energy control devices (collectively, "Internet of Things Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider"). The Internet of Things refers to the network of physical objects (such as electronic devices, wearables, connected vehicles, infrastructure, equipment, smart home appliances, buildings) that are connected to the internet. Such objects often utilize embedded semiconductors, sensors, and software to collect, analyze, receive, and transfer data via networks enabled by technologies such as WiFi, 4G and 5G telecommunications infrastructure, and fiber optics.

The eligible universe of the Underlying Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Internet of Things Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, the Index Provider analyzes industry reports, investment research and consumer data related to the Internet of Things industry in order to establish the themes that are expected to provide the most exposure to the growth of the Internet of Things industry. As of January 31, 2023, the Index Provider has identified the following four Internet of Things themes: (1) Consumer Internet of Things Technology, (2) Equipment, Vehicle, and Infrastructure/Building Technology, (3) Semiconductors and Sensors and (4) Networking Infrastructure/Software (collectively, "Internet of Things Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these Internet of Things Themes, as determined by the Index Provider. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Internet of Things Themes if (i) according to a public filing, it derives a significant portion of its revenue from the Internet of Things Themes, or (ii) it has stated its primary business to be in products and services focused on the Internet of Things Themes, as determined by the Index Provider. In addition, companies with more diversified revenue streams may also be included in the Underlying Index if they meet the following criteria: (1) identified as being critical to the Internet of Things ecosystem due to scale in certain Internet of Things technologies and services, (2) have a distinct business unit focused on Internet of Things products and services, and (3) have a core competency that is expected to benefit from increased adoption of Internet of Things, as determined by the Index Provider. Companies that meet these criteria are eligible for inclusion in the Underlying Index with a weighting cap of 2%. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that provide exposure to Internet of Things Themes.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the semiconductors and semiconductor equipment industry and had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Internet of Things Companies: Internet of Things companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Internet of Things companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Internet of Things companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Internet of Things companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Internet of Things companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Internet of Things companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Internet of Things companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry: The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: The Fund targets Internet of Things Companies globally and is expected to invest in securities in emerging market countries. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Taiwan: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
27.42%
-16.45%
47.45%
35.17%
23.80%
-25.33%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	32.24%
Worst Quarter:	6/30/2022	-22.57%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (09/12/2016)
Global X Internet of Things ETF:
·Return before taxes	-25.33%	9.01%	11.95%
·Return after taxes on distributions[1]	-25.48%	8.80%	11.70%
·Return after taxes on distributions and sale of Fund Shares[1]	-14.89%	7.09%	9.61%
Indxx Global Internet of Things Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-25.17%	9.35%	12.30%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.23%	8.08%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X FinTech ETF

Ticker: FINX Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X FinTech ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Fintech Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 38.15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Global Fintech Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that provide financial technology products and services, including companies involved in mobile payments, peer-to-peer ("P2P") and marketplace lending, financial analytics software and alternative currencies (collectively, "FinTech Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg,

Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies FinTech Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, the Index Provider analyzes industry reports, investment research and consumer data related to the fintech industry in order to establish the themes that are expected to provide the most exposure to the growth of the fintech industry. As of January 31, 2023, the Index Provider has identified the following six fintech themes: (1) Mobile Payments, (2) P2P and Marketplace Lending, (3) Enterprise Solutions, (4) Blockchain and Alternative Currencies, (5) Crowdfunding, and (6) Personal Finance Software and Automated Wealth Management/Trading (collectively, "FinTech Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these FinTech Themes, as determined by the Index Provider. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the FinTech Themes if (i) it derives a significant portion of its revenue from the FinTech Themes, or (ii) it has stated its primary business to be in products and services focused on the FinTech Themes, in each case as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to FinTech Themes.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial and information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the IT services and software industries and had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in FinTech Companies: FinTech companies may be adversely impacted by government regulations, economic conditions, and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech companies with significant alternative currency exposure may also be negatively impacted during high periods of volatility within the crypto markets. FinTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and Latin American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the IT Services Industry: The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: The Fund targets FinTech Companies globally and is expected to invest in securities in emerging market countries. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index.

Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.
PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
50.72%
1.56%
37.14%
53.67%
-9.71%
-52.01%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	36.97%
Worst Quarter:	6/30/2022	-33.44%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (09/12/2016)
Global X FinTech ETF:
·Return before taxes	-52.01%	-1.50%	4.82%
·Return after taxes on distributions[1]	-52.01%	-1.91%	4.47%
·Return after taxes on distributions and sale of Fund Shares[1]	-30.79%	-1.14%	3.77%
Indxx Global Fintech Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-51.92%	-0.96%	5.40%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.23%	8.08%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Video Games & Esports ETF

Ticker: HERO Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Video Games & Esports ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Video Games & Esports Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 55.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive Video Games & Esports Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Video Games & Esports Companies (as defined below), and in ADRs and GDRs based on such securities. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased consumption related to video games and esports, including companies whose principal business is in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware (collectively, "Video Games & Esports Companies"), as defined by Solactive AG, the provider of the Underlying Index ("Index Provider").

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which screens filings, disclosures and other public information (e.g., regulatory filings, earnings transcripts, etc.) for keywords that describe the index theme, to identify and rank companies with direct exposure to the video games and esports industry. Companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider on the basis of revenue related to video games and esports activities. To be eligible for the Underlying Index, a company is considered by the Index Provider to be a Video Games & Esports Company if the company generates at least 50% of its revenues from video games and esports activities, as determined by the Index Provider. Video Games & Esports Companies are those companies that (i) develop and/or publish video games, (ii) facilitate the streaming or distribution of video gaming and/or esports content, (iii) operate and/or own competitive esports leagues and/or competitive esports teams, and/or (iv) produce hardware used in video games and/or esports, including augmented and virtual reality.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies. As of January 31, 2023, the Underlying Index had 50 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the entertainment industry and had significant exposure to the communication services sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Video Game & Esports Companies: Video Game & Esports companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Video Game & Esports companies may be dependent on one or a small number of product or product franchises for a significant portion of their revenue and profits. They may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. Video Game & Esports companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, Video Game & Esports companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games or limited the hours that video games can be played by individuals. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Video Game & Esports companies could be negatively impacted by disruptions in service caused by hardware or software failure. Video Game & Esports companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Video Game & Esports companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Video Game & Esports companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Communication Services Sector: Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Risks Related to Investing in the Entertainment Industry: Entertainment companies may be impacted by high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. Sales of content through physical formats and traditional content delivery services may be displaced by new content delivery mechanisms, such as streaming technology, and it is possible that such new content delivery mechanisms may themselves become obsolete over time.  The entertainment industry is regulated, and changes to rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy has suffered from low growth and low inflation for a prolonged period of time since the collapse of its bubble economy, and that may continue despite the efforts of the Bank of Japan and policymakers. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
90.95%
-7.92%
-33.52%
2020
2021
2022

Best Quarter:	6/30/2020	40.47%
Worst Quarter:	6/30/2022	-16.70%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (10/25/2019)
Global X Video Games & Esports ETF:
·Return before taxes	-33.52%	7.94%
·Return after taxes on distributions[1]	-33.53%	7.77%
·Return after taxes on distributions and sale of Fund Shares[1]	-19.84%	6.18%
Solactive Video Games & Esports Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-33.32%	8.43%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.87%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Autonomous & Electric Vehicles ETF

Ticker: DRIV Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Autonomous & Electric Vehicles ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Autonomous & Electric Vehicles Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 34.76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive Autonomous & Electric Vehicles Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric/hybrid vehicles, electric/hybrid vehicle components and materials, autonomous driving technology, and network connected services for transportation, (collectively, "Autonomous and Electric Vehicle Companies"), as defined by Solactive AG, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with the eligible markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies from the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New

Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

From the eligible universe, the Index Provider identifies Autonomous and Electric Vehicle Companies by applying a proprietary natural language processing algorithm process that seeks to identify companies with exposure to the following categories:

•Electric Vehicles ("EV") - companies that produce electric/hybrid vehicles, including cars, trucks, motorcycles/scooters, buses, and electric rail.

•Electric Vehicle Components ("EVC") - companies that produce electric/hybrid vehicle components, including electric drivetrains, lithium-ion and other types of electric batteries, and fuel cells. In addition, companies that produce the chemicals and raw materials (including but not limited to lithium and cobalt) that comprise these electric/hybrid vehicle components are eligible for inclusion.

•Autonomous Vehicle Technology ("AVT") - companies that build autonomous vehicles and/or develop hardware and software that facilitates the development of autonomous vehicles, including sensors, mapping technology, artificial intelligence, advanced driver assistance systems, ride-share platforms, and network-connected services for transportation.

In order to be included in the Underlying Index, a company must be identified as having exposure to these categories based on the ranking it receives from the natural language processing algorithm ("Segment Score"), as determined by the Index Provider. Within each category listed above, companies are ranked by the Index Provider according to their respective Segment Score. The Index Provider then reviews the companies to ensure relevance to one or more of the categories above based on the business operations of the company. The Underlying Index is comprised of the highest ranking 15 companies in the EV segment, the highest ranking 30 companies in the EVC segment, and the highest ranking 30 companies in the AVT segment, as determined by the Index Provider and subject to certain buffer rules intended to reduce turnover. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to electric vehicles and autonomous vehicles.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted semi-annually. At the semi-annual reconstitution, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials, information technology, materials, and consumer discretionary companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the Lithium-Ion Battery industry and had significant exposure to the consumer discretionary and information technology sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Autonomous & Electric Vehicle Companies: Autonomous & Electric Vehicle companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Autonomous & Electric Vehicle companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Autonomous & Electric Vehicle companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Autonomous & Electric Vehicle companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of Autonomous & Electric Vehicle companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Autonomous & Electric Vehicle companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Automobiles Industry: The automobiles industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Lithium-Ion Battery Industry: Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, developments in battery and alternative energy technology, the possibility that government subsidies for alternative energy will be eliminated and the possibility that lithium-ion technology is not suitable for widespread adoption.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: The Fund targets Autonomous and Electric Vehicles Companies globally and is expected to invest in securities in emerging market countries. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
28.04%
62.21%
27.98%
-33.63%
2019
2020
2021
2022

Best Quarter:	12/31/2020	42.08%
Worst Quarter:	3/31/2020	-24.71%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (04/13/2018)
Global X Autonomous & Electric Vehicles ETF:
·Return before taxes	-33.63%	7.66%
·Return after taxes on distributions[1]	-33.82%	7.33%
·Return after taxes on distributions and sale of Fund Shares[1]	-19.77%	5.95%
Solactive Autonomous & Electric Vehicles Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-33.57%	7.85%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.54%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since the Fund's inception. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Cloud Computing ETF

Ticker: CLOU Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Cloud Computing ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Cloud Computing Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 31.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Global Cloud Computing Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of cloud computing technology, including but not limited to companies whose principal business is in offering computing Software-as-a-Service ("SaaS"), Platform-as-a-Service ("PaaS"), Infrastructure-as-a-Service ("IaaS"), managed server storage space and data center real estate investment trusts ("REITs"), and/or cloud and edge computing infrastructure and hardware (collectively, "Cloud Computing Companies"), as defined by Indxx LLC, the provider of the Underlying Index ("Index Provider").

In constructing the Underlying Index, the Index Provider first identifies FactSet Industries related to cloud computing. Companies within these Industries, as of the selection date, are further reviewed by the Index Provider on the basis of revenue related to cloud computing activities. To be eligible for the Underlying Index, a company is considered by the Index Provider to be a Cloud Computing Company if the company generates at least 50% of its revenues from cloud computing activities, as determined by the Index Provider. The Index Provider classifies Cloud Computing Companies as those companies that (i)

license and deliver software over the internet on a subscription basis (SaaS), (ii) provide a platform for creating software applications which are delivered over the internet (PaaS), (iii) provide virtualized computing infrastructure over the internet (IaaS), (iv) own and manage facilities customers use to store data and servers, including data center REITs, and/or (v) manufacture or distribute infrastructure and/or hardware components used in cloud and edge computing activities, as determined by the Index Provider. In addition, companies that generate at least $500 million of revenue from providing public cloud infrastructure (but less than 50% of their overall revenues), are eligible for inclusion in the Underlying Index. These companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Indxx Global Cloud Computing Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Underlying Index had 36 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the software industry and had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Cloud Computing Companies: Cloud Computing companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Computing companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Computing companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud Computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Computing companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Computing companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Computing companies. Cloud Computing companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
77.08%
-3.26%
-39.52%
2020
2021
2022

Best Quarter:	6/30/2020	46.55%
Worst Quarter:	6/30/2022	-24.98%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (04/12/2019)
Global X Cloud Computing ETF:
·Return before taxes	-39.52%	2.19%
·Return after taxes on distributions[1]	-39.52%	2.08%
·Return after taxes on distributions and sale of Fund Shares[1]	-23.39%	1.74%
Indxx Global Cloud Computing Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-39.10%	2.83%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.89%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie have been Portfolio Managers of the Fund since the Fund's inception. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Data Center REITs & Digital Infrastructure ETF

Ticker: VPN Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Data Center REITs & Digital Infrastructure ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Data Center REITs & Digital Infrastructure Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 36.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Data Center REITs & Digital Infrastructure Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that have business operations in the fields of data centers, cellular towers, and/or digital infrastructure hardware. Specifically, the Underlying Index will include securities issued by “Data Center REITs & Digital Infrastructure Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). Data Center REITs & Digital Infrastructure Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Data Center Companies: Companies that own, operate, and/or develop data centers (including data center REITs (as defined below)), which are publicly-listed companies that own and manage facilities that customers use to safely and efficiently store computer servers and data. Data Center Companies offer a range of products and services to help secure, maintain, and facilitate the use of servers and data within data centers, including providing uninterruptable power supplies, temperature regulation, and physical security.

ii.Cellular Tower Companies: Companies that own, operate and/or develop cellular towers (including cellular tower REITs), which are publicly-listed companies that lease antennae and equipment space on cellular towers to wireless carriers. Wireless carriers utilize the cellular tower space provided by Cellular Tower Companies to operate antennae and equipment that transmit and receive the signal reception of cellular phones, televisions, radios, and other wireless communication devices.

iii.Digital Infrastructure Hardware Companies: Companies that manufacture, design, and/or assemble the servers and/or other hardware often used in data centers and cellular towers, including data center servers, processors and data center switches.

Data Center Companies and Cellular Tower Companies can be (but are not required to be) structured as real estate investment trusts (“REITs”), which are publicly listed companies that own or finance income-producing real estate assets. In order to qualify as a REIT under the Internal Revenue Code of 1986, as amended, a company needs to satisfy several regulatory requirements including but not limited to:

i.Investing at least 75% of its assets in real estate.

ii.Deriving at least 75% of its gross income from rents from real property, interest on mortgages financing real property, or from sales of real estate.

iii.Distributing at least 90% of its taxable income in the form of shareholder dividends each year.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies that operate data centers and/or companies with direct exposure to digital infrastructure based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues, operating income, or assets from Data Center REITs and/or Digital Infrastructure.

The eligible universe of the Underlying Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States. The Fund may invest in securities denominated in foreign currencies.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a Data Center Company or Cellular Tower Company (defined by the Index Provider as companies that own, operate, and/or develop data centers (including data center REITs) and cellular towers (including Cellular Tower REITs)), respectively, is capped at 12% and the maximum weight of a Digital Infrastructure Hardware Company (defined by the Index Provider as companies that manufacture the servers and/or other hardware often used in data centers and cellular towers, including semiconductors, integrated circuits, and processors) is capped at 2%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies but may increase the number of constituents included within the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include real estate and information technology companies. As of January 31, 2023, the Underlying Index had 24 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the equity real estate investment industry and had significant exposure to the real estate and information technology sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Data Center REITs and Digital Infrastructure Companies: Data Center REITs and Digital Infrastructure Companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Data Center REITs and Digital Infrastructure Companies are utilized and operated. Data Center REITs and Digital Infrastructure Companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Data Center REITs and Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including those affecting the number or type of wireless infrastructure needed to provide wireless connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing wireless networks. Data Center REITs and Digital Infrastructure Companies may be subject to external risks including, but not limited to, natural disasters and supplier outages. Certain geographical areas may be at higher risk for natural disasters, which can increase the likelihood of power surges and supplier outages. Natural disasters and supplier outages can lead to significant downtime, data loss, and associated expenses. Data Center REITs and Digital Infrastructure Companies may be subject to internal risks including, but not limited to, water supply and climate risk and data security risk. Water damage or an imprecise climate may cause extensive damage to critical infrastructure if adequate systems aimed at water penetration and climate control are not installed. Data centers increasingly rely on the use of electronic data, which may make them more vulnerable to data security risk. Data centers are potential targets for cyberattacks, which may have a materially adverse impact on the performance of these companies. Data centers that do not implement more advanced access control and security monitoring in response to internal and external threats may be at greater risk of potential breaches or damage to data integrity.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Equity Real Estate Investment Industry: The Fund is concentrated in the Equity Real Estate Investment Industry, which comprises Real Estate Investment Trusts (REITs). For more information, see Asset Class Risk - Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk in the SUMMARY OF PRINCIPAL RISKS and A FURTHER DISCUSSION OF PRINCIPAL RISKS sections of the Prospectus.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Real Estate Sector: The real estate sector includes real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts (“REITs”). Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the Southeast Asian Nations (ASEAN) Region: Investments in the ASEAN region involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Singapore, Malaysia, Thailand, Indonesia and the Philippines present different economic and political conditions from those in Western markets, and less social, political and economic stability. In the past, some of these economies have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Indonesia: Investments in Indonesian issuers may subject the Fund to legal, regulatory, political, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States. In the past, Indonesia has experienced acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner's economy, may cause an adverse impact on the Chinese economy and on the companies in which the Fund invests. Because of this interdependence, the Fund may be indirectly exposed to downturns in other markets, and may be exposed to Asian Economic Risk, European Economic Risk, and North American Economic Risk, as discussed more fully in the Prospectus.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
-30%
-40%
20.82%
-30.47%
2021
2022

Best Quarter:	12/31/2021	11.62%
Worst Quarter:	9/30/2022	-17.14%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (10/27/2020)
Global X Data Center REITs & Digital Infrastructure ETF:
·Return before taxes	-30.47%	-6.16%
·Return after taxes on distributions[1]	-31.06%	-6.79%
·Return after taxes on distributions and sale of Fund Shares[1]	-17.93%	-4.82%
Solactive Data Center REITs & Digital Infrastructure Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-30.51%	-6.19%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	4.33%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan

have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Cybersecurity ETF

Ticker: BUG Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Cybersecurity ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Cybersecurity Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.51%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$164	$285	$640

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 57.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Cybersecurity Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Cybersecurity Companies (as defined below), and in ADRs and GDRs based on such securities. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased adoption of cybersecurity technology, including but not limited to companies whose principal business is in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices (collectively, "Cybersecurity Companies"), as determined by Indxx LLC, the provider of the Underlying Index ("Index Provider").

In constructing the Underlying Index, the Index Provider first identifies FactSet Industries related to cybersecurity. Companies within these FactSet Industries, as of the selection date, are further reviewed by the Index Provider on the basis of revenue related to cybersecurity activities. To be eligible for the Underlying Index as a Cybersecurity Company, a company must generate at least 50% of its revenues from cybersecurity activities, which the Index Provider classifies as the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last six months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization companies. As of January 31, 2023, the Underlying Index had 23 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the software industry and had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Cybersecurity Companies: Cybersecurity companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Cybersecurity companies may be adversely impacted by government regulations and actions, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Cybersecurity companies may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cybersecurity companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cybersecurity companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cybersecurity companies. Confronting cyberthreats amid increasing remote work environments could result in challenges for Cybersecurity companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and

increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
71.17%
13.67%
-33.68%
2020
2021
2022

Best Quarter:	6/30/2020	32.85%
Worst Quarter:	6/30/2022	-20.48%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (10/25/2019)
Global X Cybersecurity ETF:
·Return before taxes	-33.68%	11.19%
·Return after taxes on distributions[1]	-33.92%	10.91%
·Return after taxes on distributions and sale of Fund Shares[1]	-19.76%	8.75%
Indxx Cybersecurity Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-33.28%	11.67%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.87%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Artificial Intelligence & Technology ETF

Ticker: AIQ Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Artificial Intelligence & Technology ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Artificial Intelligence & Big Data Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 21.28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Artificial Intelligence & Big Data Index ("Underlying Index"). The Underlying Index is designed to track the performance of companies involved in the development and utilization of artificial intelligence ("AI") and big data. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the further development and utilization of artificial intelligence technology in their products and services, as well as to companies that provide hardware which facilitates the use of artificial intelligence for the analysis of big data (collectively, "Artificial Intelligence & Big Data Companies"), as defined by Indxx, LLC the provider of the Underlying Index (the "Index Provider").

As technology continues to advance, artificial intelligence and big data are converging as complementary technology themes that enable companies to extract useful information from large and complex data sets. The increasing availability and accessibility of big data is creating more potential applications for artificial intelligence technology, which further incentivizes companies to develop capabilities in this area. Advances in artificial intelligence and big data technology have the potential to impact companies across many sectors, and are particularly applicable to companies that have acquired significant amounts of consumer, industrial, financial or other types of data.

The eligible universe of the Underlying Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed or incorporated in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and the United States. In addition, ADRs and GDRs of companies incorporated or with primary listing in China are eligible for inclusion.

From the eligible universe, the Index Provider identifies Artificial Intelligence & Big Data Companies by applying a proprietary analysis that seeks to identify companies that can be classified in the following categories:

•Artificial Intelligence Developers

▪Artificial Intelligence Applied to Products and Services - Companies that have developed internal artificial intelligence capabilities (organically or through acquisition) and are applying artificial intelligence technology directly in their products and services. Artificial intelligence applications include but are not limited to language/ image processing and recognition, automated communications, threat detection, recommendation generation, and other predictive analytics.

▪Artificial Intelligence-as-a-Service ("AIaaS") for Big Data Applications - Companies that provide artificial intelligence capabilities to their customers as a service. Companies in this segment typically offer cloud-based platforms that allow their customers to apply artificial intelligence techniques to big data without the need for a direct investment in their own artificial intelligence-related infrastructure or capabilities.

Many companies in the Artificial Intelligence Developers category are considered "big data owners" due to the large amounts of consumer, industry, financial or other types of data that has been acquired through their platforms, products and services.  These companies have typically developed internal capabilities in artificial intelligence technology and are using these capabilities to create competitive advantage in their businesses.  This category may include companies from sectors including, but not limited to, Information Technology, Industrials, Financials, and Consumer Discretionary.

•Artificial Intelligence and Big Data Analytics Hardware

◦Artificial Intelligence Hardware - Companies that produce semiconductors, memory storage and other hardware that is utilized for artificial intelligence applications. This currently includes, but is not limited to, companies that produce graphics processing units (GPUs), application-specific integrated circuit ("ASIC") chips, field-programmable gate array ("FPGA") chips, and all-flash array storage.

◦Quantum Computing - Companies that are developing quantum computing technology.  While currently in the process of being commercialized, quantum computing is expected to have significant potential for artificial intelligence and big data applications.

In order to be included in the Underlying Index, a company must be classified in the categories described above, as determined by the Index Provider. This classification is based on a composite analysis of public filings, products and services, official company statements and other information regarding direct involvement in the artificial intelligence and big data categories as described above. Eligible companies are then ranked by the Index Provider using a research framework that assesses a company's exposure to these categories. Companies must receive a minimum score within a given category to be selected in the Underlying Index, as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to Artificial Intelligence & Big Data.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted annually with a semi-annual re-weighting. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Artificial Intelligence & Big Data Companies: Artificial Intelligence & Big Data Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence & Big Data Companies typically engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence & Big Data Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence & Big Data Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence & Big Data Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Artificial Intelligence & Big Data Companies. Country, government, and/or region-specific regulations or restrictions could have an impact on Artificial Intelligence & Big Data companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands.

The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: The Fund targets Artificial Intelligence & Big Data Companies globally and is expected to invest in securities in emerging market countries. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
38.28%
52.94%
17.03%
-36.18%
2019
2020
2021
2022

Best Quarter:	6/30/2020	32.53%
Worst Quarter:	6/30/2022	-22.73%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (05/11/2018)
Global X Artificial Intelligence & Technology ETF:
·Return before taxes	-36.18%	7.11%
·Return after taxes on distributions[1]	-36.26%	6.98%
·Return after taxes on distributions and sale of Fund Shares[1]	-21.36%	5.57%
Indxx Artificial Intelligence & Big Data Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-35.93%	7.53%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.18%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since the Fund's inception. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Metaverse ETF

Ticker: VR Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Metaverse ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Global X Metaverse Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.50%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From the Fund's commencement of operations on April 26, 2022 to the end of the most recent fiscal period, the Fund's portfolio turnover rate was 30.52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of the Global X Metaverse Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for the purposes of complying with this policy, the Fund views securities issued by Metaverse Leaders only (as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of collateral received).

The Underlying Index is owned and was developed by Global X Management Company LLC (the “Index Provider”), an affiliate of the Fund and the Fund's investment adviser (the “Adviser”). The Underlying Index is administered and calculated by Indxx, LLC (the “Index Administrator”). The Underlying Index is designed to provide exposure to companies that are positioned to benefit from the development and commercialization of the metaverse. The metaverse is a set of virtual, three dimensional (“3D”), real-time rendered spaces and simulations that can be experienced simultaneously by users regardless of the users’ physical location. Specifically, the Underlying Index consists of securities issued by “Metaverse Leaders”, as determined by the Index Administrator. Metaverse Leaders are those companies that derive at least 50% of their revenues from one or more of the following business activities in aggregate (“Metaverse Business Activities”):

i.Augmented/Virtual/Mixed Reality and Spatial Computing – Companies involved in the development of hardware and/or software that allow users to experience or interact with extended digital realities, including fully immersive simulated virtual experience (“Virtual Reality”), real-world environments that are enhanced by computer generated information (“Augmented Reality”), and hybridized displays that represent both physical and virtual worlds, providing users the ability to experience and interact with both simultaneously (“Mixed Reality”). Such technologies can simulate or relay visual, audio, haptic (creating the sensation of touch for users by utilizing vibrations or other forces), or movement-driven information, among others.

ii.Creator Platforms - Companies involved in the development of immersive digital platforms that enable users to create, share, and consume content and digital goods, including social networking, online video games/video game engines and esports, live streaming, digital live events, and other media content in three dimensional simulations, environments or worlds.

iii.Creator Economy – Companies involved in the development of infrastructure and applications that involve digital payment services for the metaverse, including cryptocurrency payments, blockchain technologies, decentralized finance solutions, the creation and distribution of Non-Fungible Tokens (“NFTs”) and digital asset payment gateways.

iv.Digital Infrastructure/Hardware – Companies that produce semiconductors, cloud computing technology (including edge computing and cloud computing security) and 5G infrastructure that are utilized for digital media consumption and/or in the development and maintenance of metaverse and related devices.

In constructing the Underlying Index, the Index Administrator first identifies FactSet Industries related to the metaverse. FactSet is a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units. Companies within these FactSet Industries, as of the selection date, are further reviewed by the Index Administrator on the basis of revenue related to Metaverse Business Activities. To be eligible for the Underlying Index, a company is considered by the Index Administrator to be a Metaverse Leader if the company generates at least 50% of its revenues from Metaverse Business Activities, as determined by the Index Administrator.

In addition, companies identified by the Index Administrator as having primary business operations in Metaverse Business Activities but that do not currently generate revenues (“Pre-Revenue Metaverse Leaders”), as well as companies that derive greater than 0% but less than 50% of revenue from Metaverse Business Activities (“Diversified Metaverse Leaders”), are eligible for inclusion. Primary business operations are determined by the Index Administrator based on the business description provided by the company in official reporting documents such as Form 10-K or equivalent. Diversified Metaverse Leaders and Pre-Revenue Metaverse Leaders are subject to an individual weight cap of 4% and an aggregate weight cap of 15% at each semi-annual rebalance.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Administrator, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of each Metaverse Leader is individually capped at 6%, the aggregate weight of Metaverse Leaders with a weight greater than or equal to 4.5% is capped at 40%, all remaining Metaverse Leaders are individually capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include communication services and information technology companies. As of January 31, 2023, the Underlying Index included companies with market capitalizations ranging from $280 million to $2.3 trillion. As of January 31, 2023, the Underlying Index had 41 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is created and sponsored by the Index Provider. Any determinations related to the constituents of the Underlying Index are made by the Index Administrator and are independent of the Fund's portfolio managers. The Index Administrator determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the entertainment industry and had significant exposure to the communication services sector. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information ("SAI"). The order of the below risk factors does not indicate the significance of any particular risk factor.

Affiliated Index Provider Risk: The Adviser also serves as the Fund’s Index Provider, which may present the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds managed by the Adviser with similar exposure. Although the Adviser has taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and ensure independence with respect to the operation of the Underlying Index, as well as the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Companies Involved in the Metaverse: Metaverse Leaders have exposure to various products and services, including but not limited to video games and esports, live streaming, social media, blockchain technology, artificial intelligence (“AI”), extended reality (e.g., augmented reality (“AR”), virtual reality (“VR”) mixed reality (“MR”)), and technology software and hardware (e.g., semiconductors, 5G, etc.). The risks related to investing in Metaverse Leaders include intense competition and rapid product obsolescence, changes in consumer preferences and/or spending, disruption in service caused by hardware or software failure, security breaches involving certain private, sensitive, proprietary, and confidential information and privacy laws. In addition, there can be no assurance that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Metaverse Leaders typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will develop into viable economic opportunities. Metaverse Leaders are potential targets for cyberattacks, which can have a materially adverse impact on their performance. As a result, these companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and security risk. In addition, Metaverse technology could face increasing regulatory scrutiny in the future, which may limit the development and impede the growth of companies that utilize these technological advancements. Metaverse Leaders may be adversely affected by increased scrutiny of privacy concerns, which could limit the growth and adoption of Metaverse technology. The customers and/or suppliers of Metaverse Leaders may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Metaverse Leaders. Country, government, and/or region-specific regulations or restrictions could have an impact on Metaverse Leaders.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Communication Services Sector: Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Risks Related to Investing in the Entertainment Industry: Entertainment companies may be impacted by high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. Sales of content through physical formats and traditional content delivery services may be displaced by new content delivery mechanisms, such as streaming technology, and it is possible that such new content delivery mechanisms may themselves become obsolete over time.  The entertainment industry is regulated, and changes to rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy has suffered from low growth and low inflation for a prolonged period of time since the collapse of its bubble economy, and that may continue despite the efforts of the Bank of Japan and policymakers. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Administrator for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to the Underlying Index. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Millennial Consumer ETF

Ticker: MILN Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Millennial Consumer ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Millennials Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 14.75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Indxx Millennials Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure the performance of U.S. listed companies that provide exposure to the millennial generation consumption trends, (collectively, "Millennial Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider"). The millennial generation refers to the demographic in the U.S. with birth years ranging from 1980 to 2000.

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index only includes companies listed in the United States. The Underlying Index is developed using a proprietary, multi-step research process to identify Millennial Companies. First, the Index Provider conducts fundamental research on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, the Index Provider determines key categories that appear to be most reflective of how individuals from the millennial generation spend their time and money (collectively, "Spending Categories"). As of January 31, 2023, the Index Provider has identified the following eight key Spending Categories for millennials: (1) Social and Entertainment, (2) Clothing and Apparel, (3) Travel and Mobility, (4) Food/Restaurants and Consumer Staples, (5) Financial Services and Investments, (6) Housing and Home Goods, (7) Education and Employment, and (8) Health and Fitness. These Spending Categories may change over time, as determined by the Index Provider.

After establishing these Spending Categories, the Index Provider uses a variety of sources - including, but not limited to: industry reports, investment research and financial statements published by companies - to identify companies with significant exposure to these Spending Categories. A company is determined to have significant exposure to the Spending Categories if (i) it derives a significant portion of its revenue from the Spending Categories, or (ii) it has stated its primary business to be in products and services focused on the Spending Categories, as determined by the Index Provider. The companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Underlying Index.

In the final step of the selection process, the Index Provider conducts a composite analysis on the remaining companies to identify Millennial Companies within each of the Spending Categories. As part of this process, the Index Provider utilizes the fundamental research it has conducted on trends related to the millennial generation in order to evaluate companies based on quantitative and qualitative criteria that have been identified as being consistent with millennial demographics and consumer preferences. As of January 31, 2023, some examples of the criteria used in the evaluation process include but are not limited to: E-commerce, social and professional networks, digital media streaming services, athletic and outdoor apparel, multi-family apartments, and peer reviews/recommendations. The Index Provider then scores the companies based on these criteria to determine the companies that are most reflective of Millennial Companies within each Spending Category. These criteria will vary by Spending Category and are subject to evaluation by the Index Provider on an annual basis. A minimum of five and a maximum of fifteen companies from each Spending Category are included in the Underlying Index, primarily based on their score in the composite analysis conducted by the Index Provider.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, information technology and financial services companies as well as real estate investment trusts ("REITs"). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the consumer discretionary sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Millennial Companies: The Fund invests in millennial companies, including companies involved in producing or distributing clothing and apparel, food (including restaurants), and consumer staples, as well as companies involved in the provision of social networks and social media, digital media, live events and entertainment, travel and transportation services, financial services and investments, housing and housing services and educational services. Millennial companies may be affected by changes in consumers’ disposable income, consumer preferences, social trends and marketing campaigns. Millennial companies generally face a high degree of competition and potentially rapid product obsolescence. The customers and/or suppliers of millennial companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on millennial companies. Millennial companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
24.38%
3.10%
31.64%
44.92%
14.08%
-38.50%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	37.75%
Worst Quarter:	6/30/2022	-28.35%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (05/04/2016)
Global X Millennial Consumer ETF:
·Return before taxes	-38.50%	6.65%	9.18%
·Return after taxes on distributions[1]	-38.54%	6.58%	9.06%
·Return after taxes on distributions and sale of Fund Shares[1]	-22.77%	5.22%	7.35%
Indxx Millennials Thematic Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-38.24%	7.20%	9.69%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.42%	11.92%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Education ETF

Ticker: EDUT Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Education ETF ("Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Education Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 26.33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx Global Education Thematic Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The objective of the Underlying Index is to provide exposure to exchange-listed companies globally that provide educational products and services, including companies primarily involved in digital learning and educational content/publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms, (collectively, "Education Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with developed and emerging markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia,

Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

From the eligible universe, the Index Provider identifies Education Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, the Index Provider analyzes industry reports, investment research and consumer data related to the education industry in order to establish the themes that are expected to provide the most exposure to the growth of the education industry. As of January 31, 2023, the Index Provider has identified the following five education themes (collectively, "Education Themes"):

i.    Educational Content/Publishing: Includes companies involved in developing, providing and publishing educational content, including but not limited to companies providing digital content for test preparations, language learning courses, and traditional and interactive e-textbooks for purchase or rental.
ii.    Digital Learning Platforms: Includes companies which are involved in providing digital learning platforms, MOOCs (Massive Open Online Courses), accredited online courses, recognized educational degrees, vocational training, educational games and training/tutor services, content delivery tools (e.g. digital whiteboards), augmented/virtual reality-based education/training, and artificial intelligence tools for augmenting teaching and learning.
iii.    Early Childhood Education: Includes companies involved in providing early/pre-school education services, managing child-care centers and related services.
iv.    Secondary, Higher and Professional Education: Includes companies that provide campus-based courses, classroom-based tutoring services and companies providing professional education services and programs excluding for-profit schools/universities.
v.    Enterprise Video and Chat Communication Platforms: Includes companies that provide cloud-based platforms with communications capabilities such as voice, video and messaging to its users.

In order to be included in the Underlying Index, a company must be identified by the Index Provider as having significant exposure to one or more of these Education Themes, as determined by the Index Provider. In the second step of the process, the Index Provider analyzes companies based on revenue exposure to the Education Themes. A company is identified as having significant exposure to the Education Themes if it derives a significant portion of its revenue from the sale of products or services from one or more of the Education Themes, as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to Education Themes.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. Additionally, Enterprise Video and Chat Communication Platforms are subject to an aggregate weight cap of 15% at each semi-annual rebalance. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary and communication services companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the diversified consumer services industry and had significant exposure to the consumer discretionary sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Education Companies: Education Companies may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by Education Companies, and the prices that they charge their customers. Some Education Companies rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Education Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Some Education Companies have faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers. Ongoing and future legal actions could have a negative impact on Education Companies. The customers and/or suppliers of Education Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Education Companies. Such events could include, but are not limited to, changing policies that affect birth rates, regulations that require privatization or non-profit status, pandemics, pandemic-related school closures, and pandemic-driven changes in school enrollment. Under the Double Reduction policy, Chinese Education Companies engaged in afterschool tutoring services for mandatory subjects are prohibited from using the VIE structure to list abroad and are required to become non-profit.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Risks Related to Investing in the Diversified Consumer Services Industry: The diversified consumer services industry includes companies providing educational services, either online or through conventional teaching methods. It also includes specialized consumer services not classified elsewhere, such as residential, home security, legal, personal, renovation & interior design, consumer auctions, and wedding & funeral services. Government regulations, programs and policies can have a significant impact on the products and services provided by companies in the diversified consumer services industry. Some companies in the diversified consumer services industry rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Companies in the diversified consumer services industry are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for products and services. Some companies in the diversified consumer services industry have recently faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

0%
-10%
-20%
-30%
-40%
-50%
-60%
-49.93%
-18.37%
2021
2022

Best Quarter:	12/31/2022	20.95%
Worst Quarter:	9/30/2021	-22.68%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/10/2020)
Global X Education ETF:
·Return before taxes	-18.37%	-25.34%
·Return after taxes on distributions[1]	-18.71%	-25.47%
·Return after taxes on distributions and sale of Fund Shares[1]	-10.76%	-18.25%
Indxx Global Education Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-17.89%	-24.95%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	6.24%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan

have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Cannabis ETF

Ticker: POTX Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Cannabis ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cannabis Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.51%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$164	$285	$640

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 65.14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Cannabis Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index.  The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Cannabis Companies (as defined below), and in ADRs and GDRs based on such securities. The Fund's 80% investment policies are non-fundamental and requires 60 days prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are active in the cannabis industry (collectively, "Cannabis Companies"), as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). In order to be eligible for inclusion in the Underlying Index, a company is considered by the Index Provider to be a Cannabis Company if it derives at least 50% of its revenue, operating income, or assets from the cannabis industry. The cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of marijuana, as well as extracts, derivative products or synthetic versions thereof; (ii) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (iii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iv) pharmaceutical applications of cannabis; (v) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; (vi) products that may be used to consume cannabis; and (vii) the provision of software and/or online marketplaces or platforms primarily for the cannabis sector. "Hemp" refers to cannabis plants with a delta-9 tetrahydrocannabinol ("THC") concentration of not more than 0.3 percent on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof. In addition, companies that the Index Provider expects to derive at least 50% of future revenue, operating income or assets from the cannabis industry based on its review of their primary business operations, capital investments and/or operating expenses, as well as other public statements, are eligible for inclusion in the Underlying Index ("Pre-Revenue Companies"). Pre-Revenue Companies are subject to an aggregate weight cap of 15% at each quarterly rebalance. Additionally, Pre-Revenue Companies do not count towards satisfaction of the Fund's policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Cannabis Companies, and in ADRs and GDRs based on such securities.
To be a part of the eligible universe of the Underlying Index, a Cannabis Company must be listed on a regulated stock exchange that requires issuers to maintain compliance with all laws, rules and regulations applicable to their business. As such, the Underlying Index is designed to invest in Cannabis Companies that represent that they operate cannabis-related business activities, or supply products and perform services for companies that grow, produce, distribute, or sell cannabis or products derived from cannabis, in a manner that is legal under all laws, rules and regulations applicable to the company's business. A company must also meet certain minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last three and/or six months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index as of the selection date. Companies in the Underlying Index must retain a minimum market capitalization of $80 million and average daily turnover for the last three and/or six months greater than or equal to $1.4 million as of the selection date in order to be eligible to remain in the Underlying Index. The aforementioned criteria may be reduced , as per the Underlying Index methodology, in the event that fewer than 25 companies meet these criteria. The market capitalization minimum requirement can be reduced to $50 million for new index constituents and $35 million for companies that are already index constituents. Similarly, the average daily turnover minimum requirement can be reduced to $500,000 for new index constituents and $200,000 for companies that are already index constituents. If there are still an insufficient number of companies that meet these reduced criteria to fulfill the weighting scheme requirements, the market capitalization and average daily turnover criteria can be reduced stepwise by 10% for companies that are index constituents until the index retains a sufficient number of securities. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Canada, United Kingdom, and the United States.

The Underlying Index is weighted according to modified effective market capitalization, using a scheme that accounts for liquidity in determining final weights and is reconstituted and re-weighted quarterly. Additionally, on an intra-quarter basis, if the Index Provider determines that a constituent of the Underlying Index does not meet the index requirements with respect to compliance with laws, rules and regulations, the Index Provider may remove such constituent outside of the regular rebalance schedule. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization and small-capitalization companies. As of January 31, 2023, the Underlying Index had 17 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Additionally, the Fund will not invest in companies that, in the opinion of the Adviser, fail to meet any the criteria outlined below (collectively, the "Eligibility Criteria"):

•Each company must have securities listed on an exchange that requires compliance with all laws, rules and regulations applicable to their business, which includes U.S. federal laws if the company performs activities in the U.S. or is otherwise subject to U.S. jurisdiction.

•Each company may only supply products and/or perform services related to the cannabis industry in a manner that is legal under applicable national and local laws, including U.S. federal, state, and local laws.

"Legal under applicable national and local laws" refers to being permitted under the applicable (i) controlled substance or (ii) food, drug, and cosmetics, or equivalent laws and regulations under whose jurisdiction the company is subject that govern the cultivation, production or distribution, for medical or non-medical purposes, of cannabis in a particular country. The Adviser reviews publicly available information related to Underlying Index constituents for violations of Eligibility Criteria in connection with each quarterly and intra-quarter reconstitution of the Underlying Index. If, after acquiring a company's securities, the company, in the Adviser's opinion, no longer meets the Eligibility Criteria, or if the Index Provider removes the company from the Underlying Index for failure to comply with laws, rules and regulations applicable to their business, the Fund will promptly sell that position, potentially at a time when it is disadvantageous to do so. As of the date of this Prospectus, Cannabis Companies that grow or distribute marijuana inside the U.S. fail to meet Eligibility Criteria.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index, in particular if the Adviser determines that one or more of the securities in the Underlying Index may fail to meet the Eligibility Criteria.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the pharmaceuticals industry and had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Cannabis Companies: The cannabis industry is a very young, fast evolving industry with increased exposure to the risks associated with changes in applicable laws (including increased regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of securities held by the Fund.

General Legal Considerations: Cannabis Companies are subject to various laws and regulations that may differ at the state/local, federal and international level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing and traditional banking services, impact the market for cannabis business sales and services, and set limitations on cannabis use, production, transportation, export and storage. There is a risk that a Cannabis Company currently operating legally may suddenly find itself accused (or found guilty) of illegal activities, including because of changes to applicable law. Cannabis Companies may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, provincial, state, or local governmental and/or regulatory authorities, which could consume considerable amounts of financial and other corporate resources and have a negative impact on sales, revenue, profitability, and growth prospects. Additionally, to the extent that the United States and other countries pass laws that permit individuals to grow cannabis for personal, non-commercial use, the markets may shrink for certain Cannabis Companies in which the Fund invests. Similarly, certain Cannabis Companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost. Failure to comply with or to obtain the necessary licenses, permits, authorizations, or accreditations could result in restrictions on a Cannabis Company’s ability to legally engage in its business activity, which could have a negative impact on the value of the Fund’s investments. Actions taken against certain Cannabis Companies could have an indirect, negative effect on the value of other Cannabis Companies in the cannabis industry, even Cannabis Companies not directly affected by such actions.

U.S. Federal Marijuana Regulation: The possession, use and importation of marijuana remains illegal under U.S. federal law. Federal law criminalizing the use of marijuana remains enforceable notwithstanding state laws that legalize its use for medicinal and recreational purposes. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all Cannabis Companies, and any stepped-up enforcement of marijuana laws by the federal government could adversely affect the value of the Fund’s investments. Pronouncements from the current United States Attorney General suggested during his confirmation testimony that the Department of Justice (“DOJ”) may likely take a more passive approach in states where marijuana use and possession is legal and not step up the enforcement of federal marijuana laws in those states so long as operators in those states comply with state cannabis laws and regulations. Currently, the Rohrabacher-Blumenauer amendment to appropriations legislation prohibits the DOJ from using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. In the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, the DOJ may begin using federal funds to prevent states from implementing such laws. Since the cultivation, sale and use of marijuana is illegal under U.S. federal law, institutions may be unwilling to make services available to growers and sellers of marijuana. Any stepped-up enforcement efforts by the U.S. federal government could produce a chilling effect on the industry’s growth and discourage more traditional financial institutions, including banks, from expanding their services to Cannabis Companies, where such services are currently limited, and could potentially curtail the ability of investors to purchase or hold Cannabis Companies. The current federal regulatory stance will limit the number of companies that could otherwise be eligible for inclusion in the Underlying Index, and consequently could limit the range of companies eligible for investment by the Fund. Additionally, U.S. Federal tax law prohibits a taxpayer from claiming ordinary deductions or credit for any amount paid or incurred during the tax year (other than only the costs of goods sold) in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in controlled substances (e.g., marijuana (cannabis) for this purpose) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted. Consequently, Cannabis Companies may pay higher amounts of taxes than non-Cannabis Companies, which could result in less income to the Fund and, in turn, less for the Fund to distribute to shareholders.

U.S. Regulation of Hemp: Although legislation has recently expanded the permissible industrial use of hemp, such activity remains heavily regulated, and it is possible that future federal and/or state legislation and/or regulations could drastically curtail permissible uses of hemp. Certain Underlying Index constituents may sell dietary supplements and/or foods containing CBD within the U.S. The Agricultural Improvement Act of 2018, also known as the “2018 Farm Bill”, altered the legal landscape in the United States with respect to the manufacturing, distribution and sale of hemp and hemp derivatives, including CBD. As a result of the 2018 Farm Bill, “hemp” (defined as the plant Cannabis sativa L. plant and extracts thereof with a delta-9 tetrahydrocannabinol concentration of not more than 0.3% on a dry weight basis), was exempted from the definition of “marijuana” under the U.S. Controlled Substances Act. The 2018 Farm Bill delegates to the Food and Drug Administration (“FDA”) responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. On January 26, 2023, the FDA announced that it would not be issuing CBD regulations but rather has asked Congress to take a legislative approach to the regulation of hemp-derived CBD. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, the Advisor has not determined that the sale of dietary supplements and/or foods containing CBD within the U.S. would cause an Underlying Index Constituent to fail to meet the applicable Eligibility Criteria.

U.S. Regulation of Medical Cannabis: Few drug products containing cannabis or cannabis extracts have been approved for use by the FDA or obtained registrations for commercial production from the Drug Enforcement Administration (“DEA”), and there is no guarantee that such products will ever be legally produced or sold in the United States. Cannabis Companies in the United States that engage in medical or pharmaceutical research or the production and distribution of controlled substances, such as marijuana, must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. The current regulatory state of medical cannabis in the United States may limit the number of pharmaceutical companies that could otherwise be eligible for inclusion in the Underlying Index, and consequently could limit the range of companies eligible for investment by the Fund.

Non-U.S. Regulation of Cannabis: Laws and regulations related to the possession, use (medical or recreational), sale, transport and cultivation of cannabis vary throughout the world, and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products. Additionally, even if a company’s operations are legal under current law, such operations may become illegal in the future if the applicable law changes to prohibit cannabis-related activities vital to the company’s business. Any such change would have a significant impact on the cannabis industry and Cannabis Companies in which the Fund may invest. The Fund will only invest in non-U.S. Cannabis Companies if such companies are operating legally in their relevant jurisdiction. In addition, even if Cannabis Companies operate permissibly under local law, importation of their products in other countries, such as the United States, may be prohibited, which could result in a reduced market for their products.

Eligibility Criteria Risk: The Fund intends to invest only in those Cannabis Companies that meet the Eligibility Criteria.  To the extent that any securities included in the Underlying Index are unable to meet the Eligibility Criteria, the Fund would not invest in such securities, which would increase the tracking error between the Fund’s performance and the performance of the Underlying Index and may cause the Fund to underperform the Underlying Index.  Moreover, it is possible that the Fund may invest in Cannabis Companies that ultimately fail to meet the Eligibility Criteria, and any change in regulation and/or enforcement of U.S. federal law could cause securities held by the Fund to cease to meet the Eligibility Criteria.  If the Fund were to hold securities of a Cannabis Company that fails to meet the Eligibility Criteria, the value of such security may decrease substantially; additionally, the Fund could be required to rapidly divest itself of such securities. Such divestment would likely contribute to substantial underperformance relative to the Underlying Index, particularly in the event that numerous Fund securities are impacted by changes in U.S. federal law.

Service Provider Risk: Because of legal and reputational concerns associated with the Fund’s investments in Cannabis Companies, Fund service providers may be reluctant to provide, or to continue to provide, services to the Fund. If a service provider were to terminate its relationship with the Fund, the use of an alternate service provider could negatively impact the Fund’s operations. Additionally, the Fund’s service providers may raise concerns with respect to specific securities included in the Underlying Index, and may be unwilling to continue to act as a service provider to the Fund if the Fund invests in such security. If the Fund does not invest in a security included in the Underlying Index as a result of such concerns, the Fund would experience tracking error versus the performance of the Underlying Index and may underperform the Underlying Index.

Legal Liability of the Fund: The breadth of U.S. federal law affecting the cannabis industry is significant. Given the uncertain nature of the regulation of the cannabis industry in the United States, the Fund’s investment in certain entities could, under unique circumstances, raise issues under one or more of those laws, and any investigation or prosecution related to those investments could result in expense and losses to the Fund. The Fund and the Adviser have taken steps to mitigate this risk through the implementation of the Eligibility Criteria, which have been discussed previously, and which are intended to ensure that the Fund is not invested in any Cannabis Company that is operating in contravention of applicable U.S. law. However, the application of the Eligibility Criteria cannot guarantee that a Cannabis Company is not engaged in impermissible activities, which could result in the Fund inadvertently holding such a company for a limited period of time prior to divestment. In addition, the Adviser has obtained a legal opinion on behalf of the Fund indicating that the Fund’s investments in Cannabis Companies that meet the Eligibility Criteria should not cause the Fund to violate federal drug and anti-money laundering laws. However, such legal opinion does not prevent or otherwise estop any governmental agency or the courts from taking a contrary position.

Cannabis Price Fluctuation Risk: The Fund invests in companies engaged in the cannabis industry, which may be susceptible to fluctuations in the price of cannabis. Cannabis prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, such as cannabis, may typically exhibit even higher volatility attributable to cannabis prices.

In addition, the lack of a futures market in cannabis may impede the ability of Cannabis Companies to hedge their cannabis exposure risks.

Cannabis Price Relationship Risk: The Underlying Index measures the performance of companies involved in the cannabis industry and not the performance of the price of cannabis itself. The securities of companies involved in the cannabis industry may under- or over-perform the price of cannabis over the short-term or the long-term.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Pharmaceuticals Industry: Companies in the pharmaceuticals industry may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Demand for pharmaceuticals, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact pharmaceutical companies.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those

Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-30.37%
-38.91%
-67.42%
2020
2021
2022

Best Quarter:	3/31/2021	61.56%
Worst Quarter:	3/31/2022	-50.97%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (09/17/2019)
Global X Cannabis ETF:
·Return before taxes	-67.42%	-52.56%
·Return after taxes on distributions[1]	-67.74%	-53.28%
·Return after taxes on distributions and sale of Fund Shares[1]	-39.85%	-30.18%
Cannabis Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-68.38%	-54.74%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	6.06%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Genomics & Biotechnology ETF

Ticker: GNOM Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Genomics & Biotechnology ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Genomics Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%
Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 39.39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive Genomics Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of genomic science and biotechnology, as well as applications thereof (collectively, "Genomics & Biotechnology Companies"), as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). In order to be eligible for inclusion in the Underlying Index, a company is considered by the Index Provider to be a Genomics & Biotechnology Company if it derives at least 50% of its revenue, operating income, or assets from genomics and/or biotechnology. These companies include those involved in the following business activities: (i) gene editing, (ii) genomic sequencing, (iii) development and testing of genetic medicine/therapies, (iv) computational genomics and genetic diagnostics, and/or (v) biotechnology.

In constructing the Underlying Index, the Index Provider first establishes the eligible universe by utilizing FactSet sector classifications: only companies classified by FactSet as healthcare companies are eligible for the Underlying Index. The Index Provider then applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the genomics industry based on filings, disclosures and other public information (e.g.

regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Gene Editing: Companies that develop technology for the insertion, deletion, or replacement of DNA at a specific site in the genome of an organism.
ii.Genomic Sequencing: Companies that are engaged in the process of determining the complete DNA sequence of an organism's genome.
iii.Genetic Medicine/Therapies: Companies that seek to detect, cure or treat diseases by identifying and/or modifying an organism's gene expression or functioning.
iv.Computational Genomics and Genetic Diagnostics: Companies that use computational and statistical analysis to decipher biological insights from genome sequences and related data.
v.Biotechnology: Companies that combine biologic processes and technology to develop products and services.

The eligible universe of the Underlying Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. Additionally, ADRs of any company whose primary listing is in a country that is part of the Emerging markets are eligible.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Underlying Index had 40 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the biotechnology and life sciences tools & services industries and had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Genomics Companies: Genomics companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Genomics companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. The customers and/or suppliers of genomics companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on genomics companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk. Demand for Genomics products, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact Genomics Companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Biotechnology Industry: Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations. Demand for Biotechnology products and services, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact Biotechnology companies.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Life Sciences Tools & Services Industry: Companies in the life science tools and service industry may be affected by industry competition, dependency on a limited number of products, product obsolescence, and government approvals and regulations. Demand for life science tools and services, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact life science tools and services companies.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
51.62%
-16.00%
-36.09%
2020
2021
2022

Best Quarter:	6/30/2020	38.84%
Worst Quarter:	3/31/2022	-24.18%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (04/05/2019)
Global X Genomics & Biotechnology ETF:
·Return before taxes	-36.09%	-4.86%
·Return after taxes on distributions[1]	-36.09%	-4.87%
·Return after taxes on distributions and sale of Fund Shares[1]	-21.37%	-3.64%
Solactive Genomics Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-35.86%	-4.41%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	6.00%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie have been Portfolio Managers of the Fund since the Fund's inception. Ms. Chan has been a Portfolio Manager of the Fund since June 10,

2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X China Biotech Innovation ETF

Ticker: CHB Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X China Biotech Innovation ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Biotech Innovation Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 41.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive China Biotech Innovation Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to exchange-listed companies that are directly involved in China’s biotechnology industry. The securities eligible for inclusion in the Underlying Index include:

•H-Shares (securities of companies incorporated in China that are denominated in Hong Kong Dollars and listed on the Hong Kong Stock Exchange (the "HKSE"));
•Red Chips (securities of companies with a majority of their business operations in mainland China and that are controlled by the national government or local governments of China, traded on the HKSE in Hong Kong dollars);
•P-Chips (securities of companies with the majority of their business operations in mainland China and controlled by individuals in China, but that are incorporated outside of China);
•A-Shares (securities of companies incorporated in mainland China that trade on Chinese exchanges in renminbi) that are accessible through the Shanghai-Hong Kong Stock Connect program ("Shanghai Connect") or the Shenzhen-Hong Kong Stock Connect program ("Shenzhen Connect", and together with Shanghai Connect, "Stock Connect Programs"); and

•Foreign listings such as American Depository Receipts ("ADRs").

The Stock Connect Programs are securities trading and clearing programs that aim to achieve mutual stock market access between China and Hong Kong. Under the Stock Connect Programs, the Fund's trading of eligible A-Shares listed on the Shanghai Stock Exchange ("SSE") or Shenzhen Stock Exchange ("SZSE"), as applicable, would be effectuated through its Hong Kong brokers. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under Stock Connect Programs each day, and as such, buy orders for A-Shares would be rejected once the daily quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the daily quota balance). The daily quota is not specific to the Fund. From time to time, other stock exchanges in China may participate in Stock Connect Programs, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect Programs may be added to the Underlying Index, as determined by Solactive AG, the provider of the Underlying Index (the “Index Provider”).

In constructing the Underlying Index, the Index Provider utilizes FactSet Industry classifications to identify companies that are directly involved in the biotechnology industry. Only those securities classified in the biotechnology industry according to FactSet as of each rebalance date are eligible for inclusion in the Underlying Index.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum free float market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at 40%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include health care companies. As of January 31, 2023, the Underlying Index had 26 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the Underlying Index was concentrated in the biotechnology industry and had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

China State-Owned Enterprises Risk Investing in companies controlled by various Chinese governmental authorities involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of such companies. State-owned or controlled companies may be less efficiently run and less profitable than other companies.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: Because the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, because the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors. The Fund's performance is expected to be particularly impacted by:

Risks Related to Investing in the Biotechnology Industry: Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations. Demand for Biotechnology products and services, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact Biotechnology companies.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Emerging Markets: As of the date of this Prospectus, China is an emerging market country. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner's economy, may cause an adverse impact on the Chinese economy and on the companies in which the Fund invests. Because of this interdependence, the Fund may be indirectly exposed to downturns in other markets, and may be exposed to Asian Economic Risk, European Economic Risk, and North American Economic Risk, as discussed more fully in the Prospectus.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	6/30/2021	15.87%
Worst Quarter:	9/30/2022	-23.79%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (09/22/2020)
Global X China Biotech Innovation ETF:
·Return before taxes	-33.21%	-18.05%
·Return after taxes on distributions[1]	-33.21%	-18.05%
·Return after taxes on distributions and sale of Fund Shares[1]	-19.66%	-13.31%
Solactive China Biotech Innovation Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-32.74%	-17.50%
MSCI Emerging Markets Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-20.09%	-3.06%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Telemedicine & Digital Health ETF

Ticker: EDOC Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Telemedicine & Digital Health ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Telemedicine & Digital Health Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.68%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 43.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Telemedicine & Digital Health Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of telemedicine and digital health, as well as applications thereof (collectively, "Telemedicine & Digital Health Companies"), as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). In order to be eligible for inclusion in the Underlying Index, a company is considered by the Index Provider to be a Telemedicine & Digital Health Company if it derives at least 50% of its revenue, operating income, or assets from telemedicine and/or digital health. Telemedicine & Digital Health Companies include those involved in the following business activities: (i) telemedicine, (ii) healthcare analytics, (iii) connected healthcare devices, and/or (iv) administrative digitization.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the telemedicine and digital health industry based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:
i.Telemedicine: Companies that connect physicians and patients digitally, facilitating a range of medical activities that include diagnosis, treatment, and medication management, as well as offering online pharmaceutical services, and/or providing internet healthcare platforms.
ii.Healthcare Analytics: Companies that collect, produce, utilize, and/or store data for healthcare related statistical and/or computational analyses, including artificial intelligence analyses and cloud-based analytics platforms.
iii.Connected Healthcare Devices: Companies that develop healthcare devices which automatically transmit data and results to patients and/or physicians to assist in real-time, dynamic patient treatment and preventative care.
iv.Administrative Digitization: Companies that enhance healthcare provider management processes including patient intake, staffing solutions, revenue/billing cycle management, digital healthcare security, as well as doctor/hospital search, booking and/or rating services for patient use.

The eligible universe of the Underlying Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.
The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Underlying Index had 40 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Telemedicine & Digital Health Companies: Telemedicine & Digital Health Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Telemedicine & Digital Health Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of digital health and telemedicine could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Many Telemedicine & Digital Health Companies store and transmit sensitive data that is subject to strict regulations. As a result, these companies may be particularly vulnerable to cybersecurity breaches or other means by which sensitive data could be exposed. Breaches of this nature would have a materially adverse effect on a given company, and could lead to stricter regulation in the future. The customers and/or suppliers of Telemedicine & Digital Health Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Telemedicine & Digital Health Companies. Demand for Telemedicine & Digital Health services may fluctuate due to unexpected events, including but not limited to pandemics and related strains on health care systems. Such demand fluctuations could positively or negatively impact Telemedicine & Digital Health Companies. Telemedicine & Digital Health services may not be eligible for reimbursement from insurance policies or government programs, potentially limiting the adoption of such services. Any changes in reimbursement policies may negatively impact the operations of Telemedicine & Digital Health service providers.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Health Care Technology Industry: Companies in the health care technology industry are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Companies in the health care technology industry may be particularly susceptible to changes in government regulation. In addition, companies in the health care technology industry may have limited product lines, markets, financial resources or personnel.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	3.18%
Worst Quarter:	6/30/2022	-20.63%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/29/2020)
Global X Telemedicine & Digital Health ETF:
·Return before taxes	-29.43%	-10.36%
·Return after taxes on distributions[1]	-29.43%	-10.36%
·Return after taxes on distributions and sale of Fund Shares[1]	-17.42%	-7.74%
Solactive Telemedicine & Digital Health Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-29.07%	-9.85%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.27%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Aging Population ETF

Ticker: AGNG Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Aging Population ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Aging Population Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 13.50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Indxx Aging Population Thematic Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, "Aging Population Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Aging Population Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, the Index Provider has identified the following four themes that are expected to provide the most exposure to Aging Population Companies: (1) Health Care Products, (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, "Longevity Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these Aging Population Themes, as determined by the Index Provider. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Aging Population Themes if (i) it derives a significant portion of its revenue from the Aging Population Themes, or (ii) it has stated its primary business to be in products and services focused on the Aging Population Themes, as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate the aging of the global population.
The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts ("REITs"). The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the biotechnology and pharmaceuticals industries and had significant exposure to the health care sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Aging Population Companies: The Fund invests in aging population companies, including pharmaceutical and biotechnology companies involved in the research, development, production and/or manufacturing of drugs; suppliers or manufacturers of medical devices; companies operating skilled nursing homes, senior living homes and continuing care communities; and providers of health care services, including home healthcare providers. Aging population companies may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Aging population companies may also be affected by unforeseen health circumstances including but not limited to the spread of infectious disease which could impact longevity-related drug development priorities and pipelines, supply and demand dynamics for longevity health care equipment as well as the ability to receive care in longevity-related health care service facilities. Aging population companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims. Many aging population companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. The customers and/or suppliers of aging population companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on aging population companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Biotechnology Industry: Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations. Demand for Biotechnology products and services, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact Biotechnology companies.

Risks Related to Investing in the Health Care Sector: The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Pharmaceuticals Industry: Companies in the pharmaceuticals industry may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Demand for pharmaceuticals, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact pharmaceutical companies.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets:Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
29.20%
-0.71%
24.98%
19.28%
3.63%
-8.52%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	20.88%
Worst Quarter:	12/31/2018	-14.41%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (05/09/2016)
Global X Aging Population ETF:
·Return before taxes	-8.52%	7.01%	9.34%
·Return after taxes on distributions[1]	-8.61%	6.83%	9.09%
·Return after taxes on distributions and sale of Fund Shares[1]	-4.99%	5.48%	7.43%
Indxx Aging Population Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-8.36%	7.22%	9.62%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.23%	8.58%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a

Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X Health & Wellness ETF

Ticker: BFIT Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Health & Wellness ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global Health & Wellness Thematic Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 13.49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests more than 80% of its total assets in the securities of the Indxx Global Health & Wellness Thematic Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, (collectively, "Health & Wellness Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, the Index Provider identifies Health & Wellness Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, the Index Provider has identified the following four themes that are expected to provide the most exposure to Health & Wellness Companies: (1) Healthy Food, Nutrition and Weight Loss, (2) Fitness and Fitness Apparel, (3) Nutritional Supplements and Preventive Health Care, (4) Anti-Aging and Wellness (collectively, "Health & Wellness Themes"). In order to be included in the Underlying Index, a company must be identified as having significant exposure to these Health & Wellness Themes, as determined by the Index Provider. The Index Provider analyzes companies based on two primary criteria: revenue exposure and primary business operations. A company is to have significant exposure to the Health & Wellness Themes if (i) it derives a significant portion of its revenue from the sale of products or services from the Health & Wellness Themes, or (ii) it has stated its primary business to be in products and services focused on the Health & Wellness Themes, as determined by the Index Provider. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide products and services that facilitate physical health and wellness.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, health care and information technology companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the textiles, apparel and luxury goods industry and had significant exposure to the consumer discretionary sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Health & Wellness Companies: The Fund invests in health and wellness companies, including companies that operate gyms and fitness/wellness facilities as well as companies that provide, manufacture or distribute natural/organic foods, sports/fitness equipment, wearable fitness technology, fitness/athletic apparel, nutritional supplements, anti-aging products and dietary services. The risks related to investing in such companies include rapid changes in consumer trends, social trends, marketing campaigns, and consumers’ disposable income. Health & Wellness Companies that manufacture or distribute natural/organic foods may enter the cannabis space which would increase the risk of facing increased regulatory scrutiny in the future. Exposure to cannabis companies could increase the volatility of the stocks. In addition, these companies typically face intense competition domestically and abroad, which could adversely impact the success of these companies. The customers and/or suppliers of health and wellness companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on health and wellness companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Risks Related to Investing in the Textiles, Apparel and Luxury Goods Industry: Companies in the textiles, apparel and luxury goods industry face intense competition and are dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by textiles, apparel and luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction of underproduction, which can impact company profitability.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments.

Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: The Fund targets Health and Wellness Companies globally and is expected to invest in securities in emerging market countries. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy has suffered from low growth and low inflation for a prolonged period of time since the collapse of its bubble economy, and that may continue despite the efforts of the Bank of Japan and policymakers. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

Risk of Investing in Taiwan: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
-30%
17.35%
5.86%
25.65%
18.19%
10.84%
-23.93%
2017
2018
2019
2020
2021
2022

Best Quarter:	6/30/2020	26.38%
Worst Quarter:	3/31/2020	-27.52%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (05/09/2016)
Global X Health & Wellness ETF:
·Return before taxes	-23.93%	5.80%	6.25%
·Return after taxes on distributions[1]	-24.04%	5.65%	5.97%
·Return after taxes on distributions and sale of Fund Shares[1]	-13.99%	4.55%	4.89%
Indxx Global Health & Wellness Thematic Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-23.71%	6.16%	6.67%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.23%	8.58%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a

Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X CleanTech ETF

Ticker: CTEC Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X CleanTech ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx Global CleanTech Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 15.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Indxx Global CleanTech Index ("Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of technologies focused on improving the efficiency of renewable energy production and/or mitigating the adverse environmental effects of resource consumption (“CleanTech”), including, but not limited to, companies whose principal business is in developing technology relating to renewable energy, energy efficiency and storage, smart grid, lithium-ion batteries and/or fuel cells, and/or pollution prevention/amelioration (collectively, "CleanTech Companies"), as defined by Indxx LLC, the provider of the Underlying Index ("Index Provider").
In constructing the Underlying Index, the Index Provider first identifies FactSet Industries related to CleanTech. Companies within these Industries, as of the selection date, are further reviewed by the Index Provider on the basis of revenue related to CleanTech activities. To be eligible for the Underlying Index, a company is considered by the Index Provider to be a CleanTech Company if the company generates at least 50% of its revenues from developing technologies and/or equipment relating to: (i) renewable energy production, (ii) residential and commercial energy efficiency and storage, (iii) smart grid implementation, (iv)

lithium-ion batteries and/or fuel cells, or (v) preventing/ameliorating the negative environmental effects of pollution, in each case, as determined by the Index Provider.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 6%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies. As of January 31, 2023, the Underlying Index had 29 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the electrical equipment and semiconductors & semiconductor equipment industries and had significant exposure to the industrials and information technology sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in CleanTech Companies: CleanTech Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies, and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. CleanTech Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on CleanTech Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with CleanTech Companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Electrical Equipment Industry: The Electrical Equipment Industry is fragmented but includes a number of large incumbent companies that may compete heavily for market share in the space. Companies in the Electrical Equipment Industry may involve operations with high fixed costs. Because copper, aluminum, steel and other raw materials are often critical components of the products manufactured in the Electrical Equipment Industry, fluctuations in commodities prices for such raw materials may impact the profitability of companies in this industry. Purchasers of such products may be geographically dispersed, which may subject companies in this industry to any increases in geopolitical uncertainty or global macroeconomic trends.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry: The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands.

The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index.

Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	5.34%
Worst Quarter:	6/30/2022	-18.56%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (09/22/2020)
Global X CleanTech ETF:
·Return before taxes	-16.60%	-0.84%
·Return after taxes on distributions[1]	-16.65%	-0.91%
·Return after taxes on distributions and sale of Fund Shares[1]	-9.79%	-0.64%
Indxx Global CleanTech Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-16.22%	-1.66%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	4.33%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X U.S. Infrastructure Development ETF

Ticker: PAVE Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X U.S. Infrastructure Development ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx U.S. Infrastructure Development Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.47%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.47%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$48	$151	$263	$591

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 9.78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Indxx U.S. Infrastructure Development Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure the performance of U.S. listed companies that provide exposure to domestic infrastructure development, including companies involved in construction and engineering; production of infrastructure raw materials, composites and products; industrial transportation; and producers/distributors of heavy construction equipment (collectively, "U.S. Infrastructure Development Companies"), as defined by Indxx, LLC, the provider of the Underlying Index ("Index Provider").

The eligible universe of the Underlying Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by the Index Provider) greater than or equal to $1 million in order to be eligible for inclusion in the Underlying Index. The Underlying Index only includes companies listed in the United States.

From the eligible universe, the Index Provider identifies U.S. Infrastructure Development Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, the Index Provider analyzes industry reports, investment research and spending trends related to infrastructure development in order to establish the themes that are expected to provide the most exposure to increased investment in U.S. infrastructure. As of January 31, 2023, the Index Provider has identified the following four U.S. infrastructure development themes: (1) Construction and Engineering Services, (2) Raw Materials and Composites, (3) Products and Equipment, and (4) Industrial Transportation (collectively, "U.S. Infrastructure Development Themes").

In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is eligible for inclusion in the Underlying Index if (i) it derives a significant portion of its revenue from the U.S. Infrastructure Development Themes, or (ii) it has stated its primary business to be in products and services focused on the U.S. Infrastructure Development Themes, as determined by the Index Provider. Furthermore, only companies that generate greater than 50% of revenues from the United States as of the index selection date, as determined by the Index Provider, are eligible for inclusion in the Underlying Index. Accordingly, the Fund assets will be concentrated (that is, it will hold 25% or more of its total assets) in companies that provide exposure to U.S. infrastructure development.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and materials companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the industrials sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Infrastructure Development Companies: The Fund invests in infrastructure development companies, including companies involved in construction, engineering, production of raw materials, production and distribution of heavy construction equipment and industrial transportation.  General risks of infrastructure development companies include the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity.  In addition, infrastructure development companies may also be significantly affected by overall capital spending levels (including both private and public sector spending), economic cycles, technical obsolescence, delays in modernization, labor relations and government regulations.  Some infrastructure development companies may rely heavily on local, state or national government contracts, and are therefore subject to higher degrees of political risk and could be negatively impacted by changes in government policies or a deterioration in government balance sheets in the future. The customers and/or suppliers of Infrastructure Development companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on infrastructure development companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to North American Economic Risk.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
32.49%
36.26%
20.10%
-18.62%
-7.08%
2018
2019
2020
2021
2022

Best Quarter:	12/31/2020	26.41%
Worst Quarter:	3/31/2020	-30.24%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Five Years Ended December 31, 2022	Since Inception (03/06/2017)
Global X U.S. Infrastructure Development ETF:
·Return before taxes	-7.08%	10.39%	10.99%
·Return after taxes on distributions[1]	-7.27%	10.22%	10.82%
·Return after taxes on distributions and sale of Fund Shares[1]	-4.06%	8.22%	8.79%
Indxx U.S. Infrastructure Development Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-6.55%	10.95%	11.55%
S&P® 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.11%	9.42%	10.56%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Mr. To has been a Portfolio Manager of the Fund since March 1, 2018. Mr. Xie has been a Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been a Portfolio Manager of the Fund since June 10, 2019. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Global X AgTech & Food Innovation ETF

Ticker: KROP Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X AgTech & Food Innovation ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive AgTech & Food Innovation Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 55.85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive AgTech & Food Innovation Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for purposes of complying with this policy, the Fund only views securities issued by AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies (both as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the fields of agricultural technology (“AgTech”) and food innovation. Specifically, the Underlying Index will include securities issued by “AgTech & Food Innovation Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). “AgTech & Food Innovation Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

•AgTech
◦Precision Agriculture: Technologies used to increase crop yields and reduce levels of traditional agricultural inputs (land, water, fertilizer, etc.) to grow crops more profitably/efficiently. Business activities include the development of Geographic Information System (“GIS”) software and hardware for GIS-based agriculture, precision weed control technologies, soil and water sensors, weather tracking, and satellite imaging.
◦Robotics/Automation: Technologies used to reduce labor and other farming inputs. Business activities include the development of farming drones and autonomous farm equipment for irrigation, soil management (agronomy), pollination, harvesting and processing (e.g. robotic-enabled harvesters).
◦Controlled Environment Agriculture (“CEA”): Technologies and systems that optimize plant and/or fish farming and use controlled environments to reduce the types and/or quantity of inputs required for farming. Business activities include vertical farming, hydroponics, aquaponics and aeroponics.
◦Agricultural Biotechnology: Biological/genetic technologies used to enhance agricultural cultivation and yield. Business activities include the use of gene editing to develop crops with higher yield, less water requirements, greater insect resistance, etc.
•Food Innovation
◦Protein & Dairy Alternatives: Products containing protein-rich ingredients sourced from plants, insects, fungi, or through tissue culture that replace conventional animal-based protein sources like meat and dairy. Business activities include the development of plant-based and/or food-technology (e.g. molecular based) alternative proteins and dairy.
◦Food Waste Reduction: Technologies and/or systems designed to reduce food-waste in the supply chain. Business activities include the development of technology to track, monitor, and/or preserve food (e.g. blockchain-based food sourcing and tracking systems and software), as well as the development of products and services (e.g. marketplaces) that reduce food waste.

In addition, companies identified by the Index Provider as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified AgTech & Food Innovation Companies"), as well as companies identified by the Index Provider as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue AgTech & Food Innovation Companies”), are eligible for inclusion in the Underlying Index if there are fewer than 30 eligible AgTech & Food Innovation Companies. Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are collectively subject to an aggregate weight cap of 15% at each semi-annual rebalance.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of agriculture technology and food innovation based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified AgTech & Food Innovation Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue AgTech & Food Innovation Companies.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2022, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2022, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples and materials companies. As of January 31, 2022, the

Underlying Index had 30 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the chemicals and food products industries and had significant exposure to the consumer staples and materials sectors. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of

Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in AgTech & Food Innovation Companies: AgTech & Food Innovation companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. AgTech & Food Innovation companies are substantially affected by developments related to the agriculture industry, including the impact of global climate change on agricultural production. AgTech & Food Innovation companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. AgTech & Food Innovation companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. AgTech & Food Innovation companies are also subject to significant environmental and safety regulations that could adversely affect their business. The customers and/or suppliers of AgTech & Food Innovation companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AgTech & Food Innovation companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Chemicals Industry: The chemicals industry can be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation, and can be subject to risks associated with the production, handling and disposal of hazardous components, and litigation arising out of environmental contamination.

Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Risks Related to Investing in the Food Products Industry: The food products industry is subject to various risks, including evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, risks of product tampering, and the availability and expense of liability insurance. The meat and poultry industries are subject to scrutiny due to the association of meat and poultry products with outbreaks of illness caused by food borne pathogens. Product recalls are sometimes required in the food industry to withdraw contaminated or mislabeled products from the market. Additionally, the failure to identify and react appropriately to changes in consumer trends, demands and preferences could lead to, among other things, reduced demand and price reduction for a company’s products. Companies in the food products industry may be adversely affected by changes in domestic or foreign economic conditions, including inflation or deflation, interest rates, availability of capital markets, consumer spending rates, and energy availability and costs (including fuel surcharges).

Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technological progress, labor relations, governmental regulations and environmental damage and product liability claims.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	3/31/2022	0.66%
Worst Quarter:	6/30/2022	-20.39%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/12/2021)
Global X AgTech & Food Innovation ETF:
·Return before taxes	-27.09%	-31.72%
·Return after taxes on distributions[1]	-27.20%	-31.90%
·Return after taxes on distributions and sale of Fund Shares[1]	-15.94%	-23.63%
Solactive AgTech & Food Innovation Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-26.76%	-31.44%
MSCI ACWI Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-10.28%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Blockchain ETF

Ticker: BKCH Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Blockchain ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Blockchain Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 36.47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Blockchain Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for purposes of complying with this policy, the Fund only views securities issued by Blockchain Companies (as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of blockchain technology. A blockchain is a peer-to-peer shared, distributed ledger (or decentralized database) that facilitates the recording of transactions and tracking of assets without the need for the use of a central authority acting as a trusted intermediary (i.e., a bank). Certain users, known as nodes, elect to maintain a copy of the database (“ledger”) on their computer. Nodes connect on a peer-to-peer basis with other nodes, propagating transactions and blocks across the network to be independently verified by other nodes according to the network’s rules. Transactions are aggregated into blocks which record the time and sequence of transactions, like new pages of a ledger. “Blocks” are linked together with the prior block to form a “chain”, or a “blockchain”, which grows linearly in time with the addition of each subsequent block, or page of the ledger. The resulting blockchain is a distributed, time-stamped ledger of information—because the rules for adding information to the ledger are public, any transactions and new pages of the ledger can be independently verified by any user maintaining a copy of the ledger, resulting in a shared and continually reconciled database. Blockchains may also be private or public networks. A public blockchain network is a publicly available set of rules that anyone can download and run to participate in the network. A private blockchain network is a centralized blockchain that requires an invitation from the originator of the network to participate. Specifically, the Underlying Index will include securities issued by “Blockchain Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). “Blockchain Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Digital Asset Mining: Companies involved in verifying and adding digital asset transactions to a blockchain ledger (i.e., digital asset mining), or that produce technology used in digital asset mining.
2.Blockchain & Digital Asset Transactions: Companies that operate trading platforms/exchanges, custodians, wallets, and/or payment gateways for digital assets issued on a blockchain.
3.Blockchain Applications: Companies involved in the development and distribution of applications and software services related to blockchain technology and digital assets issued on a blockchain, including smart contracts.
4.Blockchain & Digital Asset Hardware: Companies that manufacture and distribute infrastructure and/or hardware used for blockchain activities and digital assets issued on a blockchain.
5.Blockchain & Digital Asset Integration: Companies that provide engineering and consulting services for the adoption and utilization of blockchain technology and digital assets issued on a blockchain. For purposes of the definition of “Blockchain Companies”, the Index Provider will consider only those revenues, operating income, or assets from consulting and/or engineering services specifically related to blockchain and digital asset technologies.

The Fund will not invest in digital assets (including cryptocurrencies) (i) directly or (ii) indirectly through the use of digital asset derivatives.

In addition, companies identified by the Index Provider as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Blockchain Companies"), as well as companies identified by the Index Provider as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Blockchain Companies”, are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Blockchain Companies. Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the blockchain fields based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Blockchain Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Blockchain Companies.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 3 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Underlying Index is weighted according to a modified effective market capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified effective market capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include information technology and financials companies. As of January 31, 2023, the Underlying Index had 24 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the software industry and had significant exposure to the information technology sector. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Blockchain Companies: Blockchain companies may be adversely impacted by government regulations, limited operating histories, or economic conditions. Blockchain technology is new and its uses are in many cases untested or unclear. These companies may also have significant exposure to fluctuations in the spot prices of digital assets, particularly to the extent that demand for a company’s hardware or services may increase as the spot price of digital assets increase. Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many Blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect, a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain.

Many Blockchain companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. For example, companies that operate trading platforms and/or exchanges may face heightened regulatory risks associated with their operations. The SEC has made several public statements indicating that some cryptocurrency exchanges may be operating unregistered securities exchanges in violation of applicable regulations. In August 2021, the SEC settled charges with Poloniex for selling digital asset securities between 2017 and 2019 without registering as a national securities exchange. Higher levels of regulation could increase costs and adversely impact the current business models of some Blockchain companies and could even result in the outright prohibition of certain business activities. For example, on September 24, 2021, multiple Chinese regulators issued prohibitions on all cryptocurrency transactions and mining. Any further restrictions imposed by governments, including China or the United States of America, on crypto-currency related activities may adversely impact Blockchain Companies and, in turn, the Fund. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Blockchain companies involved in digital assets may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. Blockchain companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Blockchain companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Blockchain companies. Many Blockchain companies have limited operating histories and may lack the necessary safeguards to ensure their long-term viability. On July 6, 2022, Voyager Digital, a U.S. crypto brokerage, filed for Chapter 11 bankruptcy protection. Voyager Digital suffered significant losses due to its lending practices in which it issued under-collateralized loans to companies within the digital asset ecosystem. Shares of Voyager Digital were subsequently delisted from the Toronto Stock Exchange.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Software Industry: The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	9/30/2022	15.81%
Worst Quarter:	6/30/2022	-70.75%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/12/2021)
Global X Blockchain ETF:
·Return before taxes	-85.23%	-74.42%
·Return after taxes on distributions[1]	-85.27%	-74.75%
·Return after taxes on distributions and sale of Fund Shares[1]	-50.45%	-51.57%
Solactive Blockchain Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-85.50%	-74.78%
MSCI ACWI Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-10.28%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Clean Water ETF

Ticker: AQWA Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Clean Water ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Clean Water Industry Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 28.19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Global Clean Water Industry Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that have business operations in the provision of clean water. Specifically, the Underlying Index will include securities issued by “Clean Water Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). Clean Water Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Industrial water treatment, recycling (including water reclamation), purification, and conservation.
2.Water storage, transportation, metering, and distribution infrastructure.
3.Production of household and commercial water purifier and heating products.
4.Provision of consulting services identifying and implementing water efficiency strategies at the corporate and/or municipal levels.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the provision of clean water based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The Index Provider also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. The Index Provider, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Underlying Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Underlying Index, as determined by the Index Provider. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the provision of clean water.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Underlying Index had 39 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the machinery and water utilities industries and had significant exposure to the industrials and utilities sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Clean Water Companies: Clean Water Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may also be heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Clean Water Companies are subject to significant regulation regarding the usage, treatment, and distribution of water. Clean Water Companies may also be adversely affected by the impact of global climate change on the available supply of clean water reserves. The ability of Clean Water Companies to effectively distribute clean water is dependent on the infrastructure in which they operate. The customers and/or suppliers of Clean Water Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Clean Water Companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Risks Related to Investing in the Machinery Industry: The machinery industry is capital-intensive. Working capital and cash flow management can be crucial to a company's success, as investments in research and development and acquisitions may be important to maintain sales and earnings. A long capital investment cycle can add challenges to management decisions regarding the expansion of capacity, which may limit a company’s ability to grow during periods of increasing demand and may result in overcapacity during periods of decreasing demand. The performance of the machinery industry may therefore be highly dependent on the business cycle and highly correlated with the performance of the broader equity market. Machinery industry companies with large barriers to entry based on proprietary technology may face potentially rapid product obsolescence. Conversely, machine industry companies that produce commodity-like offerings are likely to face thin margins and must maintain expansive distribution and support networks in order to maintain adequate volume.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization and deregulation in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities sector may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. In addition, companies in the utilities sector may be adversely affected due to increase in fuel and operating costs and the costs of complying with regulations.

Risks Related to Investing in the Water Utilities Industry: Companies in the water utilities industry may face difficulty in obtaining water resources for resale or may be faced with increased regulation or operating costs. Reliance on capital construction projects may increase the risks associated with natural disasters, terrorist attacks, government intervention or other factors that may render a water utility company’s equipment unusable or obsolete and negatively impact profitability.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner's economy, may cause an adverse impact on the Chinese economy and on the companies in which the Fund invests. Because of this interdependence, the Fund may be indirectly exposed to downturns in other markets, and may be exposed to Asian Economic Risk, European Economic Risk, and North American Economic Risk, as discussed more fully in the Prospectus.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	12.70%
Worst Quarter:	6/30/2022	-13.41%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (04/08/2021)
Global X Clean Water ETF:
·Return before taxes	-19.62%	-3.14%
·Return after taxes on distributions[1]	-19.92%	-3.51%
·Return after taxes on distributions and sale of Fund Shares[1]	-11.41%	-2.36%
Solactive Global Clean Water Industry Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-19.38%	-2.83%
MSCI ACWI (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-5.94%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Hydrogen ETF

Ticker: HYDR Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Hydrogen ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Hydrogen Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 36.44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Global Hydrogen Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for purposes of complying with this policy, the Fund only views securities issued by Hydrogen Companies and Pre-Revenue Hydrogen Companies (both as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of hydrogen technology. Hydrogen technology includes products and services focused on the development and implementation of hydrogen gas as a renewable fuel source. Hydrogen technology may play an important role in the transition toward renewable energy from fossil fuels. Specifically, the Underlying Index will include securities issued by “Hydrogen Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). “Hydrogen Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Hydrogen Production: Companies involved in the production, transportation, storage, and distribution of hydrogen (including renewable hydrogen) that can be used as an energy source.
2.Hydrogen Fuel Cells: Companies that develop and/or manufacture fuel cells (and the components thereof) that convert chemical energy into electricity and heat, powered by hydrogen fuel and/or reformed hydrogen-rich gas.
3.Hydrogen Technology: Companies involved in the production of hydrogen electrolyzers (which produce hydrogen gas from water), tanks and pipelines, commercial and residential infrastructure, generators, engines, and vehicles powered by hydrogen fuel cells, as well as hydrogen fueling stations.
4.Hydrogen Integration: Companies that provide engineering and consulting services for the adoption and utilization of hydrogen-based fuel and/or energy sources at the residential, commercial, and industrial levels.

In addition, companies identified by the Index Provider as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Hydrogen Companies"), as well as companies identified by the Index Provider as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Hydrogen Companies”), are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Hydrogen Companies. Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of hydrogen and fuel cells based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Hydrogen Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Hydrogen Companies.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 3 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include industrials companies. As of January 31, 2023, the Underlying Index had 25 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the electrical equipment industry and had significant exposure to the industrials sector. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Hydrogen Companies: Hydrogen companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence due to significant R&D expenses and the possibility that other emerging energy technologies could become more commercially viable. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Hydrogen companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Hydrogen Companies. Energy companies are increasingly becoming the target of malicious cybersecurity attacks, which could adversely affect Hydrogen companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Electrical Equipment Industry: The Electrical Equipment Industry is fragmented but includes a number of large incumbent companies that may compete heavily for market share in the space. Companies in the Electrical Equipment Industry may involve operations with high fixed costs. Because copper, aluminum, steel and other raw materials are often critical components of the products manufactured in the Electrical Equipment Industry, fluctuations in commodities prices for such raw materials may impact the profitability of companies in this industry. Purchasers of such products may be geographically dispersed, which may subject companies in this industry to any increases in geopolitical uncertainty or global macroeconomic trends.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Norway: Investments in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway's economy is subject to the risk of fluctuations in oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Risk of Investing in the United Kingdom: Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the European Union, which departure has become known as “Brexit”. The United Kingdom officially stopped being a member of the European Union on January 31, 2020. On December 30, 2020, the United Kingdom and the European Union signed an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular, as to the arrangements which will apply to the United Kingdom’s relationships with the European Union and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	-1.88%
Worst Quarter:	6/30/2022	-37.20%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (07/12/2021)
Global X Hydrogen ETF:
·Return before taxes	-46.74%	-42.98%
·Return after taxes on distributions[1]	-46.74%	-42.99%
·Return after taxes on distributions and sale of Fund Shares[1]	-27.67%	-31.64%
Solactive Global Hydrogen Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-46.64%	-42.84%
MSCI ACWI Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-10.28%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Solar ETF

Ticker: RAYS Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Solar ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Solar Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.51%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$164	$285	$640

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 128.22% of the average value of its portfolio. .

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Solar Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of solar technology. Specifically, the Underlying Index consists of securities issued by “Solar Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). Solar Companies are those companies that derive at least 50% of their revenues from the following business activities:

Solar Energy Materials: Companies involved in the production of raw materials that are primarily used in photovoltaic solar cells or concentrating solar-thermal mirrors or lenses (including silicon, cadmium telluride, copper indium gallium deselenide, titanium dioxide, and/or perovskite).

Solar Energy Systems & Components: Companies involved in the development and/or manufacturing of solar energy systems (and the components thereof) that harness energy from the photovoltaic effect or from sunlight to generate electricity. For example, a company involved in the production of solar panels may be categorized as having business activities related to Solar Energy Systems & Components. Solar panels consist of an arrangement of solar photovoltaic cells mounted in a framework for installation.

Solar Power Production: Companies that generate and distribute electricity from light energy.

Solar Technology: Companies that develop commercial and residential infrastructure, generators, and engines powered by solar energy, as well as residential and commercial scale batteries for electricity produced from solar power, and solar-powered charging systems for electric vehicles or other electric devices.

Solar Installation, Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, integration, maintenance, and/or utilization of solar power at the residential, commercial, and industrial levels.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the field of solar technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The Index Provider also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. The Index Provider, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Underlying Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Underlying Index, as determined by the Index Provider. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Underlying Index had 50 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the semiconductors & semiconductor equipment industries and had significant exposure to the information technology sector. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Solar Companies: Solar Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Solar Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Solar Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with Solar Companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry: The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	6/30/2022	2.30%
Worst Quarter:	3/31/2022	-8.45%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (09/09/2021)
Global X Solar ETF:
·Return before taxes	-12.44%	-12.13%
·Return after taxes on distributions[1]	-12.44%	-12.14%
·Return after taxes on distributions and sale of Fund Shares[1]	-7.37%	-9.20%
Solactive Solar Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-11.95%	-11.65%
MSCI ACWI Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-13.01%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan

and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Wind Energy ETF

Ticker: WNDY Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Wind Energy ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Wind Energy Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 34.53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Wind Energy Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Solely for purposes of complying with this policy, the Fund views securities issued by Wind Energy Companies and Pre-Revenue Wind Energy Companies (both as defined below) as satisfying this criterion. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of wind energy technology. Specifically, the Underlying Index will include securities issued by “Wind Energy Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). Wind Energy Companies are those companies that derive at least 50% of their revenues from the following business activities:

Wind Energy Systems: Companies involved in development, manufacturing, integration, and/or maintenance of turbine components and turbines that harness energy from the wind and convert it into electrical power.

Wind Power Production: Companies that generate and distribute electricity from wind power.

Wind Energy Technology: Companies that develop commercial and residential infrastructure and systems powered by wind energy, as well as residential and commercial scale batteries for electricity produced from wind power.

Wind Power Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, maintenance, and/or utilization of wind energy at the residential, commercial, and industrial levels.

In addition, companies identified by the Index Provider as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Wind Energy Companies”), are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Wind Energy Companies. Pre-Revenue Wind Energy Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Underlying Index, the Index Provider first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in field of wind energy technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The Index Provider also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. The Index Provider, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Underlying Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Underlying Index, as determined by the Index Provider. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by the Index Provider to confirm they derive at least 50% of their revenues from the business activities described above, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Wind Energy Companies.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As ofJanuary 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Underlying Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Pre-Revenue Wind Energy Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Underlying Index had 29 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the electrical equipment and independent power & renewable electricity industries and had significant exposure to the industrials and utilities sectors.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Wind Energy Companies: Wind Energy Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Wind Energy Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Wind Energy Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with Wind Energy Companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Electrical Equipment Industry: The Electrical Equipment Industry is fragmented but includes a number of large incumbent companies that may compete heavily for market share in the space. Companies in the Electrical Equipment Industry may involve operations with high fixed costs. Because copper, aluminum, steel and other raw materials are often critical components of the products manufactured in the Electrical

Equipment Industry, fluctuations in commodities prices for such raw materials may impact the profitability of companies in this industry. Purchasers of such products may be geographically dispersed, which may subject companies in this industry to any increases in geopolitical uncertainty or global macroeconomic trends.

Risks Related to Investing in the Independent Power and Renewable Electricity Producers Industry: Companies in the independent power and renewable electricity producers industry may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for energy products, changes in energy prices, and international political events may cause fluctuations in the performance of independent power and renewable electricity producers companies and the prices of their securities.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization and deregulation in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities sector may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. In addition, companies in the utilities sector may be adversely affected due to increase in fuel and operating costs and the costs of complying with regulations.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Denmark: Investments in Danish issuers subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	10.17%
Worst Quarter:	9/30/2022	-16.07%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (09/09/2021)
Global X Wind Energy ETF:
·Return before taxes	-22.26%	-21.31%
·Return after taxes on distributions[1]	-22.30%	-21.34%
·Return after taxes on distributions and sale of Fund Shares[1]	-12.99%	-16.01%
Solactive Wind Energy Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-21.90%	-20.93%
MSCI ACWI Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-18.36%	-13.01%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Green Building ETF

Ticker: GRNR Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Green Building ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Green Building Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.45%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From the Fund’s commencement of operations on April 11, 2022 to the end of the most recent fiscal period, the Fund’s portfolio turnover rate was 30.18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the securities of the Solactive Green Building Index (the "Underlying Index") and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to provide exposure to companies that are positioned to benefit from increased demand for buildings that reduce or eliminate negative impacts, and/or create positive impacts, on the natural environment (“Green Building”). Specifically, the Underlying Index consists of securities issued by “Green Building Companies” as defined by Solactive AG, the provider of the Underlying Index (the "Index Provider"). “Green Building Companies” are those companies that derive at least 50% of their revenues from one or more of the following business activities, as determined by the Index Provider:

•Green Building Development: Companies that design, construct, redevelop, or retrofit properties that meet reputable green building certification standards. The Index Provider utilizes ESG (Environmental, Social and Governance) data provider Sustainalytics for its assessment of reputable green building certification standards. As of April 1, 2022 examples of green building certification standards that Sustainalytics has identified as reputable currently include LEED, BREEAM, Greenstar, DGNB, CASBEE, and Verde.
•Green Building Management: Companies that manage and/or operate buildings that have obtained a green certification.
•Green Building Technologies & Materials: Companies that provide products/services that increase the energy efficiency of residential, commercial, or public buildings. This includes products/services such as insulation and building envelopes, controls and displays for heating, cooling, lighting and home automation, HVAC, energy management services, windows, doors, elevators, etc. These products and services help residential, commercial and/or public buildings to reduce or eliminate negative impacts on the natural environment and/or to create positive impacts on the natural environment, which improves the environmental footprint of a building and makes it more “green” across measures such as energy efficiency, water usage, carbon emissions, and overall environmental impact.

To be a part of the eligible universe of the Underlying Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States

In constructing the Underlying Index, the Index Provider, in partnership with ESG (Environmental, Social and Governance) data provider Sustainalytics, reviews the companies from the eligible universe to confirm the companies that derive at least 50% of their revenues from the business activities described above. Revenue exposure is determined using company filings, disclosures, and other public information. In addition, the Index Provider also applies an ESG screening process to the universe of eligible companies. The Index Provider, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Underlying Index for compliance with the principles of the United Nations Global Compact, as well as their involvement in controversial activities. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Underlying Index, as determined by the Index Provider.

The Underlying Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include real estate companies. As of January 31, 2023, the Underlying Index had 84 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). In addition, any determinations related to the constituents of the Underlying Index are made independent of the Fund's portfolio managers. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index was concentrated in the industrials and real estate industries and had significant exposure to the equity real estate investment sector. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information ("SAI"). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Associated Risks Related to Investing in Green Building Companies: Green Building companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Green Building companies are utilized and operated. Green Building companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for energy efficient technology and materials. Green Building companies may be significantly affected by changes in government spending or regulation, zoning laws, interest rates, taxation, and real estate market trends. Green Building companies typically engage in significant amounts of spending on research and development and could face risks associated with higher building costs, availability of construction materials, and the effort associated with securing and maintaining third-party certifications. Green Building companies typically face intense competition and potentially rapid product obsolescence and are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Green Building companies may be concentrated in a particular country or region, and any adverse event affecting one of these countries or regions could have a negative impact on Green Building companies.

Associated Risks Related to Socially Responsible Investments: Certain social responsibility investment criteria limit the types of securities that can be included in the Underlying Index. This could cause the Underlying Index to underperform other benchmark indices, and could cause the Fund to underperform other funds that do not have a social responsibility focus.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Equity Real Estate Investment Industry: The Fund is concentrated in the Equity Real Estate Investment Industry, which comprises Real Estate Investment Trusts (REITs). For more information, see Asset Class Risk - Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk in the SUMMARY OF PRINCIPAL RISKS and A FURTHER DISCUSSION OF PRINCIPAL RISKS sections of the Prospectus.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Companies in the Industrial Sector face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Risks Related to Investing in the Real Estate Sector: The real estate sector includes real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts (“REITs”). Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in France: The Fund’s investment in French issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks specific to France. Ongoing concerns in relation to the economic health of the European Union (the “EU”) continue to constrain the economic resilience of certain EU member states, including France. External demand for French exports may be negatively impacted by the United Kingdom’s (the “U.K.”) exit from the EU. As a result, the French economy may experience adverse trends due to concerns about a prolonged economic downturn, potential weakness in exports, high rates of unemployment and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks over the past several years, creating a climate of insecurity that has been detrimental to tourism and that could adversely affect growth.

Risk of Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy has suffered from low growth and low inflation for a prolonged period of time since the collapse of its bubble economy, and that may continue despite the efforts of the Bank of Japan and policymakers. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to the Underlying Index. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Global X Thematic Growth ETF

Ticker: GXTG Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Thematic Growth ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Thematic Growth Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 55.00% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Solactive Thematic Growth Index ("Underlying Index"). The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index seeks to provide broad exposure to thematic growth strategies using a portfolio of exchange-traded funds (each, an "Underlying ETF"). The Underlying Index allocates index weights among the Underlying ETFs based on a quantitative methodology developed by Solactive AG, the provider of the Underlying Index ("Index Provider"), which is designed to determine the selection of the eligible Underlying ETFs, which are then equally weighted. The share prices of the Underlying ETFs are expected to track the performance of equities in developed or emerging markets that provide exposure to structurally disruptive macro-trends.
The Underlying Index is constructed from the eligible universe of Underlying ETFs, each of which is issued by Global X Funds® and is determined by Solactive AG, the provider of the Underlying Index ("Index Provider"), to provide exposure to structurally disruptive macro-trends and the underlying investments that stand to benefit from the materialization of those trends ("Global X Thematic Growth ETFs"). Structurally disruptive macro-trends typically eschew traditional sector and geographic classifications, and may stem from advancements in disruptive technology, changing consumer habits and demographics, or changing needs for infrastructure or finite resources. The Underlying Index is equal weighted. On an annual basis, the Underlying Index is reconstituted to allocate exposure to a subset of the eligible Underlying ETFs using a quantitative methodology that ranks each of the eligible Underlying ETFs based on realized sales growth. In order to calculate the realized sales growth for a given Underlying ETF, the Index Provider calculates the realized sales growth of each component security of each eligible Underlying ETF. The realized sales growth of each component security of the Underlying ETF is then used to calculate the aggregate realized sales growth for the Underlying ETF, based on the respective weights of the component securities in the Underlying ETF. Realized sales growth is determined by calculating the difference between a component security's revenue over the previous 12 months from the date of the rebalance and its revenue over the 12 months prior to the previous rebalance date. In addition to the annual reconstitution, the Underlying Index is reweighted on a semi-annual basis. As of January 31, 2023, the Underlying ETFs eligible for inclusion in the Underlying Index are: Global X Aging Population ETF, Global X AgTech & Food Innovation ETF, Global X Artificial Intelligence & Technology ETF, Global X Autonomous & Electric Vehicles ETF, Global X Blockchain ETF, Global X Cannabis ETF, Global X China Biotech Innovation ETF, Global X Clean Water ETF, Global X CleanTech ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X E-Commerce ETF, Global X Education ETF, Global X Emerging Markets Internet & E-commerce ETF, Global X FinTech ETF, Global X Genomics & Biotechnology ETF, Global X Health & Wellness ETF, Global X Hydrogen ETF, Global X Internet of Things ETF, Global X Lithium and Battery Tech ETF, Global X Millennial Consumer ETF, Global X Renewable Energy Producers ETF, Global X Robotics & Artificial Intelligence ETF, Global X Social Media ETF, Global X Telemedicine & Digital Health ETF, Global X U.S. Infrastructure Development ETF, Global X Video Games & Esports ETF, Global X Metaverse ETF, Global X Disruptive Materials ETF, Global X Green Building ETF, Global X Solar ETF and Global X Wind Energy ETF. The Underlying ETFs eligible for inclusion are subject to change at each annual reconstitution. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2023, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: The Fund is expected to primarily hold ETFs to gain exposure to certain asset classes. As a result, the Fund will be subject to the same risks as the underlying ETFs. While the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the Underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an Underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An Underlying ETF may experience tracking error in relation to the index tracked by the Underlying ETF, which could contribute to tracking error for the Fund. In addition, an Underlying ETF's shares may trade at a premium or discount to NAV. If the Underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance.

In addition, investments in the securities of Underlying ETFs may involve duplication of certain expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the Underlying ETFs, which could result in greater expenses to the Fund. By investing in an Underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of certain of the fees and expenses indirectly paid by shareholders of the Underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

Associated Risks Related to Investing in Thematic Growth Companies: Companies focused on business activities in emerging economic themes typically face intense competition and potentially rapid product obsolescence. Thematic companies may have limited product lines, markets, financial resources or personnel. These companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful.

These companies are also frequently dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Such companies may be potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The emergent nature of many economic themes could result in increasing regulatory scrutiny in the future, which may impede the growth of companies that develop and/or focus on such economic themes. Similarly, the collection of data from consumers and other sources is frequently a critical component in emerging economic themes and could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Finally, these companies may be involved in young, fast evolving industries with increased exposure to the risks associated with changes in applicable laws (including regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of these companies. Thematic companies may face adverse economic conditions during periods of rising interest rates as borrowing costs increase, potentially limiting capital spending and growth opportunities. Similarly, Thematic companies tend to have higher expected future earnings that, if discounted at a higher prevailing interest rate, could result in lower valuation estimates.

Sales growth and acceleration for a particular economic theme may not continue, and the business models employed by the companies focused on a particular economic theme may not prove to be successful. The customers and/or suppliers of thematic companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on thematic companies. These companies may also be more affected by overall capital spending levels, economic cycles and changes in consumer and social trends than companies focused on more established business industries. Such companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology and may experience greater downturns in the case of falling equity markets. Such considerations may lead the value of companies involved in a given economic theme to at times be heavily correlated with the value of companies involved in a different economic theme, which may lead the Fund to experience greater volatility than it would likely experience if a broader investment strategy were employed. These companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Risks Related to Investing in the Information Technology Sector: Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. Developments in the United States, including renegotiation of the North American Free Trade Agreement (“NAFTA”) and ratification of the successor United States-Mexico-Canada Agreement (“USMCA”), which went into effect on July 1, 2020, as well as the imposition of additional tariffs by the United States, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of securities held by the Fund.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. Furthermore, government actions against leaders or other key figures within companies, or speculation about such actions, may lead to sudden and unpredictable falls in the value of securities within the Fund.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Developed Markets: An Underlying ETF’s investment in a developed country issuer may subject the Underlying ETF to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Underlying ETF’s investments. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Some of the Underlying ETFs in which the Fund invests may have investments in emerging markets. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Model Portfolio Risk: The Underlying Index utilizes a proprietary methodology to determine its allocations to the securities in which the Fund invests. Investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security.

Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
61.74%
3.30%
-48.03%
2020
2021
2022

Best Quarter:	6/30/2020	40.24%
Worst Quarter:	6/30/2022	-21.64%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (10/25/2019)
Global X Thematic Growth ETF:
·Return before taxes	-48.03%	-1.94%
·Return after taxes on distributions[1]	-48.29%	-2.36%
·Return after taxes on distributions and sale of Fund Shares[1]	-28.39%	-1.53%
Solactive Thematic Growth Index (Index returns do not reflect deduction for fees, expenses, or taxes)	-48.16%	-2.20%
MSCI ACWI Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.36%	5.87%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Ms. Yang has been a Portfolio Manager of the Fund since December 2020. Mr. Lu has been a Portfolio Manager of the Fund since April 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Prospectus contains information about investing in a Fund. Please read this Prospectus carefully before you make any investment decisions. Shares of a Fund are listed for trading on a national securities exchange. The market price for a Share of a Fund may be different from the Fund's most recent NAV. ETFs are funds that trade like other publicly-traded securities. A Fund is designed to track an Underlying Index. Similar to shares of an index mutual fund, each Share of a Fund represents an ownership interest in an underlying portfolio of securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, Shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program. An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a Fund’s portfolio and the Underlying Index resulting from the Fund's legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index.

Each Fund invests at least 80% of its total assets in the securities of the Underlying Index. Each Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Underlying Index in proportion to their weightings in such Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Underlying Index, purchase securities not in the Fund’s Underlying Index that the Adviser believes are appropriate to substitute for certain securities in such Underlying Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of a Fund’s Underlying Index. In addition, each Fund may also invest in equity index futures for cash flow management purposes and as a portfolio management technique. Each Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from such Underlying Index or purchase securities not represented in its Index in anticipation of their addition to such Underlying Index. Each Fund’s investment objective and its Underlying Index may be changed without shareholder approval upon at least 60 days prior written notice to shareholders.

A FURTHER DISCUSSION OF PRINCIPAL RISKS

Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Affiliated Index Provider Risk

Affiliated Index Provider Risk applies to the Global X Mataverse ETF

The Adviser also serves as the Fund’s Index Provider, which may present the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds managed by the Adviser with similar exposure. Although the Adviser has taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and ensure independence with respect to the operation of the Underlying Index, as well as the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.

Asset Class Risk

The returns from the types of securities and/or assets in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The assets in the Underlying Index may under-perform investments that track other markets, segments, sectors or assets. Different types of assets tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

China A-Shares Risk

China A-Shares Risk applies to the Global X China Biotech Innovation ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF and Global X Green Building ETF

A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a QFII or a RQFII license, as well as through the Stock Connect Programs. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund, as well as for Authorized Participants that create and redeem Creation Units of the Fund. The SSE and SZSE currently apply a daily limit of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time. Additionally, during instances where aggregate limits on foreign ownership are exceeded. the Fund may be unable to purchase additional equity securities of a particular company. This could increase the Fund’s tracking error and/or cause the Fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Given that the A-share market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

China State-Owned Enterprises Risk

China State-Owned Enterprises Risk applies to the Global X China Biotech Innovation ETF

The Fund may invest in businesses that are controlled, either directly or indirectly, by the central, provincial or municipal governments of China. Because such companies are controlled by various Chinese governmental authorities, investing in such state-owned enterprises involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of such companies. State-owned or controlled companies may be less efficiently run and less profitable than other companies. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Depositary Receipts Risk

Depositary Receipts Risk applies to the Global X Cannabis ETF, Global X Blockchain ETF and Global X Green Building ETF

The Fund may invest in depositary receipts, such as ADRs and GDRs.  ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored depositary receipts may involve higher expenses, fewer shareholder rights, and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Equity Securities Risk

Equity Securities Risk applies to each Fund

The Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

ETF Investment Risk

    ETF Investment Risk applies to the Global X Thematic Growth ETF

The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the Underlying ETFs. While the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an Underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An Underlying ETF may experience tracking error in relation to the index tracked by the Underlying ETF, which could contribute to tracking error for the Fund. In addition, an Underlying ETF's shares may trade at a premium or discount to NAV. If an Underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance.
In addition, investments in the securities of Underlying ETFs may involve duplication of certain expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Underlying ETFs, which could result in greater expenses to the Fund. By investing in an Underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of certain of the fees and expenses indirectly paid by shareholders of the Underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the Underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.
A complete list of each Underlying ETF held by the Fund can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF prior to investing in the Fund.
Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk

Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk applies to the Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Millennial Consumer ETF, Global X Aging Population ETF and Global X Green Building ETF

The Fund invests in companies or underlying funds that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Concentration Risk

Real estate companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type.

Equity REITs Risk

Certain REITs may make direct investments in real estate. These REITs are often referred to as "Equity REITs." Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of the properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Interest Rate Risk

Rising interest rate could result in higher costs of capital for real estate companies, which could negatively affect a real estate company's ability to meet its payment obligations.

Leverage Risk

Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financing covenants related to a real estate company's leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Liquidity Risk

Investing in real estate companies may involve risks similar to those associated with investing in small-capitalization companies. Real estate company securities may be volatile. There may be less trading in real estate company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Operational Risk

Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company's shareholders. A real estate company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk

Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local developments.

Regulatory Risk

Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

Repayment Risk

The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate companies to make payments of interest and principal on their loans will be adversely affected.

U.S. Tax Risk

Certain U.S. real estate companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures.

Associated Risks Related to Investing in Aging Population Companies

Associated Risks Related to Investing in Aging Population Companies applies to the Global X Aging Population ETF

The Fund invests in aging population companies, including pharmaceutical and biotechnology companies involved in the research, development, production and/or manufacturing of drugs; suppliers or manufacturers of medical devices; companies operating skilled nursing homes, senior living homes and continuing care communities; and providers of health care services, including home healthcare providers. Aging population companies may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability. Aging population companies may also be affected by unforeseen health circumstances including but not limited to the spread of infectious disease which could impact longevity-related drug development priorities and pipelines, supply and demand dynamics for longevity health care equipment as well as the ability to receive care in longevity-related health care service facilities. Aging population companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims. Many aging population companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. The customers and/or suppliers of aging population companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on aging population companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in AgTech & Food Innovation Companies

Associated Risks Related to Investing in AgTech & Food Innovation Companies applies to the Global X AgTech & Food Innovation ETF

AgTech & Food Innovation companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. AgTech & Food Innovation companies are substantially affected by developments related to the agriculture industry, including the impact of global climate change on agricultural production. AgTech & Food Innovation companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. AgTech & Food Innovation companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. AgTech & Food Innovation companies are also subject to significant environmental and safety regulations that could adversely affect their business. The customers and/or suppliers of AgTech & Food Innovation companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AgTech & Food Innovation companies.

Associated Risks Related to Investing in Artificial Intelligence & Big Data Companies

Associated Risks Related to Investing in Artificial Intelligence & Big Data Companies applies to the Global X Artificial Intelligence & Technology ETF

Artificial Intelligence & Big Data Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence & Big Data Companies typically engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence & Big Data Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence & Big Data Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence & Big Data Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Artificial Intelligence & Big Data Companies. Country, government, and/or region-specific regulations or restrictions could have an impact on Artificial Intelligence & Big Data companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Associated Risks Related to Investing in Autonomous & Electric Vehicle Companies

Associated Risks Related to Investing in Autonomous & Electric Vehicle Companies applies to the Global X Autonomous & Electric Vehicles ETF

Autonomous & Electric Vehicle Companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Autonomous & Electric Vehicle companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Autonomous vehicle technology companies could be adversely affected by cybersecurity breaches, traffic accidents related to autonomous vehicles, and other issues that could lead to litigation and/or additional regulation. The customers and/or suppliers of Autonomous & Electric Vehicle companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Autonomous & Electric Vehicle companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, these companies may have operations in emerging and frontier markets, and are therefore subject to higher degrees of economic and political risk associated with these markets. Recently, companies involved in the production and refining of cobalt have been identified as having significant issues in their supply chains, most notably in regard to child labor. Many of the companies identified have taken concrete steps to address these supply chain issues, but additional oversight, regulation and industry-wide coordination will be necessary to ensure that these problems do not persist in the future.

Associated Risks Related to Investing in Blockchain Companies

Associated Risks Related to Investing in Blockchain Companies applies to the Global X Blockchain ETF

Blockchain companies may be adversely impacted by government regulations, limited operating histories, or economic conditions. Blockchain technology is new and its uses are in many cases untested or unclear. These companies may also have significant exposure to fluctuations in the spot prices of digital assets, particularly to the extent that demand for a company’s hardware or services may increase as the spot price of digital assets increase. Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many Blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect, a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain.

Many Blockchain companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. For example, companies that operate trading platforms and/or exchanges may face heightened regulatory risks associated with their operations. The SEC has made several public statements indicating that some cryptocurrency exchanges may be operating unregistered securities exchanges in violation of applicable regulations. In August 2021, the SEC settled charges with Poloniex for selling digital asset securities between 2017 and 2019 without registering as a national securities exchange. In November 2022, the collapse and subsequent Chapter 11 bankruptcy of major cryptocurrency trading platforms FTX and BlockFi severely impacted investor confidence in cryptocurrencies and prompted calls for more regulatory action. Higher levels of regulation could increase costs and adversely impact the current business models of some Blockchain companies and could even result in the outright prohibition of certain business activities. For example, on September 24, 2021, multiple Chinese regulators issued prohibitions on all cryptocurrency transactions and mining. Any further restrictions imposed by governments, including China or the United States of America, on crypto-currency related activities may adversely impact Blockchain Companies and, in turn, the Fund. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Blockchain companies involved in digital assets may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. Blockchain companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Blockchain companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Blockchain companies. Many Blockchain companies have limited operating histories and may lack the necessary safeguards to ensure their long-term viability. On July 6, 2022, Voyager Digital, a U.S. crypto brokerage, filed for Chapter 11 bankruptcy protection. Voyager Digital suffered significant losses due to its lending practices in which it issued under-collateralized loans to companies within the digital asset ecosystem. Shares of Voyager Digital were subsequently delisted from the Toronto Stock Exchange.

Associated Risks Related to Investing in Cannabis Companies

Associated Risks Related to Investing in Cannabis Companies applies to the Global X Cannabis ETF

The cannabis industry is a very young, fast evolving industry with increased exposure to the risks associated with changes in applicable laws (including increased regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of securities held by the Fund.
General Legal Considerations: Cannabis Companies are subject to various laws and regulations that may differ at the state/local, federal and international level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing and traditional banking services, impact the market for cannabis business sales and services, and set limitations on cannabis use, production, transportation, export and storage. There is a risk that a Cannabis Company currently operating legally may suddenly find itself accused (or found guilty) of illegal activities, including because of changes to applicable law. Cannabis Companies may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, provincial, state, or local governmental and/or regulatory authorities, which could consume considerable amounts of financial and other corporate resources and have a negative impact on sales, revenue, profitability, and growth prospects. Additionally, to the extent that the United States and other countries pass laws that permit individuals to grow cannabis for personal, non-commercial use, the markets may shrink for certain Cannabis Companies in which the Fund invests. Similarly, certain Cannabis Companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost. Failure to comply with or to obtain the necessary licenses, permits, authorizations, or accreditations could result in restrictions on a Cannabis Company’s ability to legally engage in its business activity, which could have a negative impact on the value of the Fund’s investments. Actions taken against certain Cannabis Companies could have an indirect, negative effect on the value of other Cannabis Companies in the cannabis industry, even Cannabis Companies not directly affected by such actions.

U.S. Federal Marijuana Regulation: The possession, use and importation of marijuana remains illegal under U.S. federal law. Federal law criminalizing the use of marijuana remains enforceable notwithstanding state laws that legalize its use for medicinal and recreational purposes. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all Cannabis Companies, and any stepped-up enforcement of marijuana laws by the federal government could adversely affect the value of the Fund’s investments. Pronouncements from the current United States Attorney General suggested during his confirmation testimony that the Department of Justice (“DOJ”) may likely take a more passive approach in states where marijuana use and possession is legal and not step up the enforcement of federal marijuana laws in those states so long as operators in those states comply with state cannabis laws and regulations. Currently, the Rohrabacher-Blumenauer amendment to appropriations legislation prohibits the DOJ from using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. In the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, the DOJ may begin using federal funds to prevent states from implementing such laws. Since the cultivation, sale and use of marijuana is illegal under U.S. federal law, institutions may be unwilling to make services available to growers and sellers of marijuana. Any stepped-up enforcement efforts by the U.S. federal government could produce a chilling effect on the industry’s growth and discourage more traditional financial institutions, including banks, from expanding their services to Cannabis Companies, where such services are currently limited, and could potentially curtail the ability of investors to purchase or hold Cannabis Companies. The current federal regulatory stance will limit the number of companies that could otherwise be eligible for inclusion in the Underlying Index, and consequently could limit the range of companies eligible for investment by the Fund. Additionally, U.S. Federal tax law prohibits a taxpayer from claiming ordinary deductions or credit for any amount paid or incurred during the tax year (other than only the costs of goods sold) in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in controlled substances (e.g., marijuana (cannabis) for this purpose) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted. Consequently, Cannabis Companies may pay higher amounts of taxes than non-Cannabis Companies, which could result in less income to the Fund and, in turn, less for the Fund to distribute to shareholders.

U.S. Regulation of Hemp: Although legislation has recently expanded the permissible industrial use of hemp, such activity remains heavily regulated, and it is possible that future federal and/or state legislation and/or regulations could drastically curtail permissible uses of hemp. Certain Underlying Index constituents may sell dietary supplements and/or foods containing CBD within the U.S. The Agricultural Improvement Act of 2018, also known as the “2018 Farm Bill”, altered the legal landscape in the United States with respect to the manufacturing, distribution and sale of hemp and hemp derivatives, including CBD. As a result of the 2018 Farm Bill, “hemp” (defined as the plant Cannabis sativa L. plant and extracts thereof with a delta-9 tetrahydrocannabinol concentration of not more than 0.3% on a dry weight basis), was exempted from the definition of “marijuana” under the U.S. Controlled Substances Act. The 2018 Farm Bill delegates to the Food and Drug Administration (“FDA”) responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. On January 26, 2023, the FDA announced that it would not be issuing CBD regulations but rather has asked Congress to take a legislative approach to the regulation of hemp-derived CBD. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, the Advisor has not determined that the sale of dietary supplements and/or foods containing CBD within the U.S. would cause an Underlying Index Constituent to fail to meet the applicable Eligibility Criteria.

U.S. Regulation of Medical Cannabis: Few drug products containing cannabis or cannabis extracts have been approved for use by the FDA or obtained registrations for commercial production from the Drug Enforcement Administration (“DEA”), and there is no guarantee that such products will ever be legally produced or sold in the United States. Cannabis Companies in the United States that engage in medical or pharmaceutical research or the production and distribution of controlled substances, such as marijuana, must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. The current regulatory state of medical cannabis in the United States may limit the number of pharmaceutical companies that could otherwise be eligible for inclusion in the Underlying Index, and consequently could limit the range of companies eligible for investment by the Fund.

Non-U.S. Regulation of Cannabis: Laws and regulations related to the possession, use (medical or recreational), sale, transport and cultivation of cannabis vary throughout the world, and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products. Additionally, even if a company’s operations are legal under current law, such operations may become illegal in the future if the applicable law changes to prohibit cannabis-related activities vital to the company’s business. Any such change would have a significant impact on the cannabis industry and Cannabis Companies in which the Fund may invest. The Fund will only invest in non-U.S. Cannabis Companies if such companies are operating legally in their relevant jurisdiction. In addition, even if Cannabis Companies operate permissibly under local law, importation of their products in other countries, such as the United States, may be prohibited, which could result in a reduced market for their products.

Eligibility Criteria Risk: The Fund intends to invest only in those Cannabis Companies that meet the Eligibility Criteria.  To the extent that any securities included in the Underlying Index are unable to meet the Eligibility Criteria, the Fund would not invest in such securities, which would increase the tracking error between the Fund’s performance and the performance of the Underlying Index and may cause the Fund to underperform the Underlying Index.  Moreover, it is possible that the Fund may invest in Cannabis Companies that ultimately fail to meet the Eligibility Criteria, and any change in regulation and/or enforcement of U.S. federal law could cause securities held by the Fund to cease to meet the Eligibility Criteria.  If the Fund were to hold securities of a Cannabis Company that fails to meet the Eligibility Criteria, the value of such security may decrease substantially; additionally, the Fund could be required to rapidly divest itself of such securities. Such divestment would likely contribute to substantial underperformance relative to the Underlying Index, particularly in the event that numerous Fund securities are impacted by changes in U.S. federal law.

Service Provider Risk: Because of legal and reputational concerns associated with the Fund’s investments in Cannabis Companies, Fund service providers may be reluctant to provide, or to continue to provide, services to the Fund. If a service provider were to terminate its relationship with the Fund, the use of an alternate service provider could negatively impact the Fund’s operations. Additionally, the Fund’s service providers may raise concerns with respect to specific securities included in the Underlying Index, and may be unwilling to continue to act as a service provider to the Fund if the Fund invests in such security. If the Fund does not invest in a security included in the Underlying Index as a result of such concerns, the Fund would experience tracking error versus the performance of the Underlying Index and may underperform the Underlying Index.

Legal Liability of the Fund: The breadth of U.S. federal law affecting the cannabis industry is significant. Given the uncertain nature of the regulation of the cannabis industry in the United States, the Fund’s investment in certain entities could, under unique circumstances, raise issues under one or more of those laws, and any investigation or prosecution related to those investments could result in expense and losses to the Fund. The Fund and the Adviser have taken steps to mitigate this risk through the implementation of the Eligibility Criteria, which have been discussed previously, and which are intended to ensure that the Fund is not invested in any Cannabis Company that is operating in contravention of applicable U.S. law. However, the application of the Eligibility Criteria cannot guarantee that a Cannabis Company is not engaged in impermissible activities, which could result in the Fund inadvertently holding such a company for a limited period of time prior to divestment. In addition, the Adviser has obtained a legal opinion on behalf of the Fund indicating that the Fund’s investments in Cannabis Companies that meet the Eligibility Criteria should not cause the Fund to violate federal drug and anti-money laundering laws. However, such legal opinion does not prevent or otherwise estop any governmental agency or the courts from taking a contrary position.

Associated Risks Related to Investing in CleanTech Companies

Associated Risks Related to Investing in CleanTech Companies applies to the Global X CleanTech ETF

CleanTech Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies, and other governmental regulations and policies. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. CleanTech Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on CleanTech Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Any failure to extend such policies could materially and adversely affect the business, financial condition, results of operations and cash flow of CleanTech Companies. Additionally, investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. Due to the Russia-Ukraine war, Europe may turn to fossil fuels in the short-term as a result of energy disruptions in the region, which could negatively impact CleanTech and renewable energy value chains.

The electricity produced and revenues generated by variable renewable energy generation facilities, including solar, electric or wind energy, is highly dependent on suitable environmental conditions. Furthermore, components used in the generation of renewable energy could be damaged by severe weather events, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable environmental conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable energy assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of CleanTech Companies.

Associated Risks Related to Investing in Clean Water Companies

Associated Risks Related to Investing in Clean Water Companies applies to the Global X Clean Water ETF

Clean Water Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may also be heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Clean Water Companies are subject to significant regulation regarding the usage, treatment, and distribution of water. Clean Water Companies may also be adversely affected by the impact of global climate change on the available supply of clean water reserves. The ability of Clean Water Companies to effectively distribute clean water is dependent on the infrastructure in which they operate. The customers and/or suppliers of Clean Water Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Clean Water Companies.

Associated Risks Related to Investing in Cloud Computing Companies

Associated Risks Related to Investing in Cloud Computing Companies applies to the Global X Cloud Computing ETF

Cloud Computing companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Computing companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Computing companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud Computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Computing companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Computing companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Computing companies. Cloud Computing companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Associated Risks Related to Investing in Cybersecurity Companies

Associated Risks Related to Investing in Cybersecurity Companies applies to the Global X Cybersecurity ETF

Cybersecurity companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Cybersecurity companies may be adversely impacted by government regulations and actions, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Cybersecurity companies may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cybersecurity companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cybersecurity companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cybersecurity companies. Confronting cyberthreats amid increasing remote work environments could result in challenges for Cybersecurity companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in Data Center REITs and Digital Infrastructure Companies

Associated Risks Related to Investing in Data Center REITs and Digital Infrastructure Companies applies to the Global X Data Center REITs & Digital Infrastructure ETF

Data Center REITs and Digital Infrastructure Companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Data Center REITs and Digital Infrastructure Companies are utilized and operated. Data Center REITs and Digital Infrastructure Companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Data Center REITs and Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including those affecting the number or type of wireless infrastructure needed to provide wireless connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing wireless networks. Data Center REITs and Digital Infrastructure Companies may be subject to external risks including, but not limited to, natural disasters and supplier outages. Certain geographical areas may be at higher risk for natural disasters, which can increase the likelihood of power surges and supplier outages. Natural disasters and supplier outages can lead to significant downtime, data loss, and associated expenses. Data Center REITs and Digital Infrastructure Companies may be subject to internal risks including, but not limited to, water supply and climate risk and data security risk. Water damage or an imprecise climate may cause extensive damage to critical infrastructure if adequate systems aimed at water penetration and climate control are not installed. Data centers increasingly rely on the use of electronic data, which may make them more vulnerable to data security risk. Data centers are potential targets for cyberattacks, which may have a materially adverse impact on the performance of these companies. Data centers that do not implement more advanced access control and security monitoring in response to internal and external threats may be at greater risk of potential breaches or damage to data integrity.

Associated Risks Related to Investing in Education Companies

Associated Risks Related to Investing in Education Companies applies to the Global X Education ETF

Education Companies may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by Education Companies, and the prices that they charge their customers. Some Education Companies rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Education Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Some Education Companies have faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers. Ongoing and future legal actions could have a negative impact on Education Companies. The customers and/or suppliers of Education Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Education Companies. Such events could include, but are not limited to, changing policies that affect birth rates, regulations that require privatization or non-profit status, pandemics, pandemic-related school closures, and pandemic-driven changes in school enrollment. Under the Double Reduction policy, Chinese Education Companies engaged in afterschool tutoring services for mandatory subjects are prohibited from using the VIE structure to list abroad and are required to become non-profit.

Associated Risks Related to Investing in FinTech Companies

Associated Risks Related to Investing in FinTech Companies applies to the Global X FinTech ETF

FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. In November 2022, the collapse and subsequent Chapter 11 bankruptcy of major cryptocurrency trading platforms FTX and BlockFi severely impacted investor confidence in cryptocurrencies and prompted calls for more regulatory action. FinTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and Latin American Economic Risk.

Associated Risks Related to Investing in Genomics Companies

Associated Risks Related to Investing in Genomics Companies applies to the Global X Genomics & Biotechnology ETF

Genomics companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Genomics companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. The customers and/or suppliers of genomics companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on genomics companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk. Demand for Genomics products, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact Genomics Companies.

Associated Risks Related to Investing in Green Building Companies

Associated Risks Related to Investing in Green Building Companies applies to the Global X Green Building ETF

Green Building companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Green Building companies are utilized and operated. Green Building companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for energy efficient technology and materials. Green Building companies may be significantly affected by changes in government spending or regulation, zoning laws, interest rates, taxation, and real estate market trends. Green Building companies typically engage in significant amounts of spending on research and development and could face risks associated with higher building costs, availability of construction materials, and the effort associated with securing and maintaining third-party certifications. Green Building companies typically face intense competition and potentially rapid product obsolescence and are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Green Building companies may be concentrated in a particular country or region, and any adverse event affecting one of these countries or regions could have a negative impact on Green Building companies.

Associated Risks Related to Investing in Health & Wellness Companies

Associated Risks Related to Investing in Health & Wellness Companies applies to the Global X Health & Wellness ETF

The Fund invests in health and wellness companies, including companies that operate gyms and fitness/wellness facilities as well as companies that provide, manufacture or distribute natural/organic foods, sports/fitness equipment, wearable fitness technology, fitness/athletic apparel, nutritional supplements, anti-aging products and dietary services. The risks related to investing in such companies include rapid changes in consumer trends, social trends, marketing campaigns, and consumers’ disposable income. Health & Wellness Companies that manufacture or distribute natural/organic foods may enter the cannabis space which would increase the risk of facing increased regulatory scrutiny in the future. Exposure to cannabis companies could increase the volatility of the stocks. In addition, these companies typically face intense competition domestically and abroad, which could adversely impact the success of these companies. The customers and/or suppliers of health and wellness companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on health and wellness companies. Through its portfolio companies’

customers and suppliers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.

Associated Risks Related to Investing in Hydrogen Companies

Associated Risks Related to Investing in Hydrogen Companies applies to the Global X Hydrogen ETF

Hydrogen companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence due to significant R&D expenses and the possibility that other emerging energy technologies could become more commercially viable. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Hydrogen companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Hydrogen Companies. Energy companies are increasingly becoming the target of malicious cybersecurity attacks, which could adversely affect Hydrogen companies.

Associated Risks Related to Investing in Infrastructure Development Companies

Associated Risks Related to Investing in Infrastructure Development Companies applies to the Global X U.S. Infrastructure Development ETF

The Fund invests in infrastructure development companies, including companies involved in construction, engineering, production of raw materials, production and distribution of heavy construction equipment and industrial transportation. General risks of infrastructure development companies include the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. In addition, infrastructure development companies may also be significantly affected by overall capital spending levels (including both private and public sector spending), economic cycles, technical obsolescence, delays in modernization, labor relations and government regulations. Some infrastructure development companies may rely heavily on local, state or national government contracts, and are therefore subject to higher degrees of political risk and could be negatively impacted by changes in government policies or a deterioration in government balance sheets in the future. The customers and/or suppliers of infrastructure development companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on infrastructure development companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to North American Economic Risk.

Associated Risks Related to Investing in Internet of Things Companies

Associated Risks Related to Investing in Internet of Things Companies applies to the Global X Internet of Things ETF

Internet of Things companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Internet of Things companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Internet of Things companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Internet of Things companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Internet of Things companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Internet of Things companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Internet of Things companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in Companies Involved in the Metaverse

Associated Risks Related to Investing in Companies Involved in the Metaverse applies to the Global X Mataverse ETF

Metaverse Leaders have exposure to various products and services, including but not limited to video games and esports, live streaming, social media, blockchain technology, artificial intelligence (“AI”), extended reality (e.g., augmented reality (“AR”), virtual reality (“VR”) mixed reality (“MR”)), and technology software and hardware (e.g., semiconductors, 5G, etc.). The risks related to investing in Metaverse Leaders include intense competition and rapid product obsolescence, changes in consumer preferences and/or spending, disruption in service caused by hardware or software failure, security breaches involving certain private, sensitive, proprietary, and confidential information and privacy laws. In addition, there can be no assurance that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Metaverse Leaders typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will develop into viable economic opportunities. Metaverse Leaders are potential targets for cyberattacks, which can have a materially adverse impact on their performance. As a result, these companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and security risk. In addition, Metaverse technology could face increasing regulatory scrutiny in the future, which may limit the development and impede the growth of companies that utilize these technological advancements. Metaverse Leaders may be adversely affected by increased scrutiny of privacy concerns, which could limit the growth and adoption of Metaverse technology. The customers and/or suppliers of Metaverse Leaders may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Metaverse Leaders. Country, government, and/or region-specific regulations or restrictions could have an impact on Metaverse Leaders.

Associated Risks Related to Investing in Millennial Companies

Associated Risks Related to Investing in Millennial Companies applies to the Global X Millennial Consumer ETF

The Fund invests in millennial companies, including companies involved in producing or distributing clothing and apparel, food (including restaurants), and consumer staples, as well as companies involved in the provision of social networks and social media, digital media, live events and entertainment, travel and transportation services, financial services and investments, housing and housing services and educational services. Millennial companies may be affected by changes in consumers’ disposable income, consumer preferences, social trends and marketing campaigns. Millennial companies generally face a high degree of competition and potentially rapid product obsolescence. The customers and/or suppliers of millennial companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on millennial companies. Millennial companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in Robotics & Artificial Intelligence Companies

Associated Risks Related to Investing in Robotics & Artificial Intelligence Companies applies to the Global X Robotics & Artificial Intelligence ETF

Robotics & Artificial Intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics & Artificial Intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics & Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Robotics & Artificial Intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. In addition, robotics and artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Robotics & Artificial Intelligence companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories. The customers and/or suppliers of Robotics & Artificial Intelligence companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Robotics & Artificial Intelligence companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in Solar Companies

Associated Risks Related to Investing in Solar Companies applies to the Global X Solar ETF

Solar Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Solar Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Solar Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with Solar Companies.

Associated Risks Related to Investing in Telemedicine & Digital Health Companies

Associated Risks Related to Investing in Telemedicine & Digital Health Companies applies to the Global X Telemedicine & Digital Health ETF

Telemedicine & Digital Health Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Telemedicine & Digital Health Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of digital health and telemedicine could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Many Telemedicine & Digital Health Companies store and transmit sensitive data that is subject to strict regulations. As a result, these companies may be particularly vulnerable to cybersecurity breaches or other means by which sensitive data could be exposed. Breaches of this nature would have a materially adverse effect on a given company, and could lead to stricter regulation in the future. The customers and/or suppliers of Telemedicine & Digital Health Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Telemedicine & Digital Health Companies. Demand for Telemedicine & Digital Health services may fluctuate due to unexpected events, including but not limited to pandemics and related strains on health care systems. Such demand fluctuations could positively or negatively impact Telemedicine & Digital Health Companies. Telemedicine & Digital Health services may not be eligible for reimbursement from insurance policies or government programs, potentially limiting the adoption of such services. Any changes in reimbursement policies may negatively impact the operations of Telemedicine & Digital Health service providers.

Associated Risks Related to Investing in Thematic Growth Companies

Associated Risks Related to Investing in Thematic Growth Companies applies to the Global X Thematic Growth ETF

Companies focused on business activities in emerging economic themes typically face intense competition and potentially rapid product obsolescence. Thematic companies may have limited product lines, markets, financial resources or personnel. These companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful.

These companies are also frequently dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Such companies may be potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The emergent nature of many economic themes could result in increasing regulatory scrutiny in the future, which may impede the growth of companies that develop and/or focus on such economic themes. Similarly, the collection of data from consumers and other sources is frequently a critical component in emerging economic themes and could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Finally, these companies may be involved in young, fast evolving industries with increased exposure to the risks associated with changes in applicable laws (including regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of these companies. Thematic companies may face adverse economic conditions during periods of rising interest rates as borrowing costs increase, potentially limiting capital spending and growth opportunities. Similarly, Thematic companies tend to have higher expected future earnings that, if discounted at a higher prevailing interest rate, could result in lower valuation estimates.

Sales growth and acceleration for a particular economic theme may not continue, and the business models employed by the companies focused on a particular economic theme may not prove to be successful. The customers and/or suppliers of thematic companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on thematic companies. These companies may also be more affected by overall capital spending levels, economic cycles and changes in consumer and social trends than companies focused on more established business industries. Such companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology and may experience greater downturns in the case of falling equity markets. Such considerations may lead the value of companies involved in a given economic theme to at times be heavily correlated with the value of companies involved in a different economic theme, which may lead the Fund to experience greater volatility than it would likely experience if a broader investment strategy were employed. These companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

In addition to all of the risks described above, companies focused on particular economic themes may face more specific risks related to such themes, including, but not limited to the risks described below.

Infrastructure Development

Infrastructure development companies face risks related to the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. Some infrastructure development companies may rely heavily on local, state or national government contracts, and are therefore subject to higher degrees of political risk and could be negatively impacted by changes in government policies or a deterioration in government balance sheets in the future.

Lithium Production and Battery Technology

Companies involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, developments in battery and alternative energy technology, the possibility that government subsidies for alternative energy will be eliminated and the possibility that lithium-ion technology is not suitable for widespread adoption. The price of lithium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of lithium may fluctuate substantially over short periods of time, therefore lithium production companies may be more volatile than other types of investments. In addition, lithium production companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Health and Wellness

Companies focused on health and wellness products face risks associated with rapid changes in consumer trends, social trends, marketing campaigns, and consumers’ disposable income. In addition, these companies typically face intense competition domestically and abroad.

Aging Population

Aging Population companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims.

Millennial Spending

Companies that benefit from millennial purchasing power may be affected by changes in consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Internet of Things

Companies focused on the “internet of things” could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers.

Social Media

Social media companies may face disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies.

Financial Technology (“FinTech”)

FinTech companies may be adversely impacted by deterioration in credit markets, as these companies may have significant exposure to consumers and businesses (particularly small businesses) in the form of loans and other financial products and services. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies.

Autonomous and Electric Vehicles

Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities.

E-commerce

E-commerce companies typically compete aggressively on price, potentially affecting their long run profitability. Due to the online nature of e-commerce companies and their involvement in processing, storing and transmitting large amounts of data, these companies are particularly vulnerable to cyber security risk.

Cloud Computing

Cloud computing companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, cloud computing companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk.

Cannabis

The cannabis industry is a very young, fast evolving industry with increased exposure to the risks associated with changes in applicable laws (including increased regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of securities of cannabis companies.

Laws and regulations related to the possession, use, sale, transport and cultivation of cannabis vary throughout the world, and legislation in certain countries may restrict or limit the ability of certain cannabis companies to sell their products. Additionally, even if a company’s operations are legal under current law, such operations may become illegal in the future if the applicable law changes. Within the United States, federal law criminalizing the use of marijuana remains enforceable notwithstanding state laws that legalize its use for medicinal and recreational purposes. This conflict between the regulation of marijuana under U.S. federal and state law creates volatility and risk for cannabis companies,, and any stepped-up enforcement of marijuana laws by the federal government could adversely affect the value of companies in the cannabis industry. Given the uncertain nature of the regulation of the cannabis industry in the United States, investments in cannabis companies could, under unique circumstances, raise issues under one or more of those laws, and any investigation or prosecution related to those investments could result in expense and losses to the investing entity.

Video Games and Esports

Video game and esports companies may be dependent on one or a small number of product or product franchises for a significant portion of their revenue and profits. They may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. Recently, video game and esports companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games.

Genomics & Biotechnology

Genomics companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Genomics companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Robotics & Artificial Intelligence

Robotics & Artificial Intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics & Artificial Intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics & Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Robotics & Artificial Intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Artificial Intelligence & Technology

Artificial Intelligence & Big Data Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence & Big Data Companies typically engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence & Big Data Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used.

Cybersecurity

Cybersecurity companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Cybersecurity companies may be adversely impacted by government regulations and actions, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Cybersecurity companies may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Cybersecurity companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Education

Education Companies may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by education companies. Some Education Companies rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Education Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Some Education Companies have faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers. Ongoing and future legal actions could have a negative impact on Education Companies. The customers and/or suppliers of Education Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Education Companies. Such events could include pandemics, pandemic-related school closures, and pandemic-driven changes in school enrollment.

Telemedicine & Digital Health

Telemedicine & Digital Health Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Telemedicine & Digital Health Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, the field of digital health and telemedicine could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Associated Risks Related to Investing in Video Game & Esports Companies

Associated Risks Related to Investing in Video Game & Esports Companies applies to the Global X Video Games & Esports ETF

Video Game & Esports companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Video Game & Esports companies may be dependent on one or a small number of product or product franchises for a significant portion of their revenue and profits. They may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. Video Game & Esports companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, Video Game & Esports companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games or limited the hours that video games can be played by individuals. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Video Game & Esports companies could be negatively impacted by disruptions in service caused by hardware or software failure. Video Game & Esports companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Video Game & Esports companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Video Game & Esports companies. Through its portfolio companies’ customers and suppliers, the Fund is specifically exposed to Asian Economic Risk and European Economic Risk.

Associated Risks Related to Investing in Wind Energy Companies

Associated Risks Related to Investing in Wind Energy Companies applies to the Global X Wind Energy ETF

Wind Energy Companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Investors should take notice of the distinction between implemented government policy based on legislation and less guaranteed commitments which may be aspirational, subject to political risk, and difficult to enforce. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Wind Energy Companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on Wind Energy Companies. Renewable energy resources may be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets. Additionally, adverse environmental conditions may cause fluctuations in renewable electric generation and adversely affect the cash flows associated with Wind Energy Companies.

Associated Risks Related to Socially Responsible Investments

Associated Risks Related to Socially Responsible Investments applies to the Global X Green Building ETF

Certain social responsibility investment criteria limit the types of securities that can be included in the Underlying Index. In order to comply with its social responsibility investment criteria, the Underlying Index may be required to exclude advantageous investment opportunities or reduce exposure at inappropriate times. This could cause the Underlying Index to underperform other benchmark indices. The Fund’s social responsibility investment criteria could therefore cause it to underperform funds that do not maintain social responsibility investment criteria by limiting the Fund’s exposure to certain types of profitable activity.

Cannabis Price Fluctuation Risk

Cannabis Price Fluctuation Risk applies to the Global X Cannabis ETF

The Fund invests in companies engaged in the cannabis industry, which may be susceptible to fluctuations in the price of cannabis. Cannabis prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, such as cannabis, may typically exhibit even higher volatility attributable to cannabis prices. In addition, the lack of a futures market in cannabis may impede the ability of Cannabis Companies to hedge their cannabis exposure risks.

Cannabis Price Relationship Risk

Cannabis Price Relationship Risk applies to the Global X Cannabis ETF

The Underlying Index measures the performance of companies involved in the cannabis industry and not the performance of the price of cannabis itself. The securities of companies involved in the cannabis industry may under- or over-perform the price of cannabis over the short-term or the long-term.

Capitalization Risk

Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk

Large-Capitalization Companies Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Millennial Consumer ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X AgTech & Food Innovation ETF, Global X Clean Water ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk

Mid-Capitalization Companies Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk

Small-Capitalization Companies Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Millennial Consumer ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

The Fund may invest a significant percentage of its assets in small-capitalization companies. If it does so, it may be subject to certain risks associated with small-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Micro-Capitalization Companies Risk

Micro-Capitalization Companies Risk applies to the Global X Cannabis ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Hydrogen ETF and Global X Thematic Growth ETF

The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Cash Transaction Risk

Cash Transaction Risk applies to the Global X China Biotech Innovation ETF, Global X AgTech & Food Innovation ETF, Global X Solar ETF and Global X Wind Energy ETF

Unlike most ETFs, the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

Focus Risk

Focus Risk applies to each Fund

In following its methodology, the Underlying Index may be focused to a significant degree in securities of issuers in a particular industry or group of industries and/or may have significant exposure to one or more sectors. To the extent that the Underlying Index focuses in the securities of issuers in such an area, the Fund will also focus its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, and the Fund will face greater risk than if it were diversified broadly over numerous such areas. Such heightened risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. In addition, at times, such industry, group of industries or sector may be out of favor and underperform other such categories or the market as a whole.

Risks Related to Investing in the Automobiles Industry

Risks Related to Investing in the Automobiles Industry applies to the Global X Autonomous & Electric Vehicles ETF

The automobiles industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the automobiles industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the value of such companies.

Risks Related to Investing in the Biotechnology Industry

Risks Related to Investing in the Biotechnology Industry applies to the Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF and Global X Aging Population ETF

Biotechnology companies depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. The loss or impairment of intellectual property rights may adversely affect the profitability of biotechnology companies. In addition, companies in the biotechnology industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The risks of high development costs may be exacerbated by the inability to raise prices as a result of managed care pressure, government regulation or price controls. Biotechnology companies can suffer persistent losses during the transition of new products from development to production or when products are or may be subject to regulatory approval processes or regulatory scrutiny and, as a consequence, the earnings of biotechnology companies may be erratic. Companies in the biotechnology industry are also exposed to the risk that they will be subject to products liability claims. Companies involved in the biotechnology industry may be subject to extensive government regulations by the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency and the U.S. Department of Agriculture, among other foreign and domestic regulators. Such regulation may significantly affect and limit biotechnology research, product development and approval of products.

Risks Related to Investing in the Chemicals Industry

Risks Related to Investing in the Chemicals Industry applies to the Global X AgTech & Food Innovation ETF

The chemicals industry can be significantly affected by competition, product obsolescence, raw materials prices, and government regulation. As regulations are developed and enforced, chemical companies could be required to alter or cease production of a product, to pay fines, to pay for cleaning up a disposal site, or to agree to restrictions on their operations. Some of the materials and processes used by these companies involve hazardous components and there can be risks associated with their production, handling, and disposal.

Risks Related to Investing in the Communication Services Sector

Risks Related to Investing in the Communication Services Sector applies to the Global X Video Games & Esports ETF and Global X Mataverse ETF

The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.

In the U.S., the communication services sector is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the communication services sector are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the communication services sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Furthermore, operations of foreign communication services sector companies may be perceived by domestic regulators as national security risks, resulting in restrictions or even bans on such operations.

Risks Related to Investing in the Consumer Discretionary Sector

Risks Related to Investing in the Consumer Discretionary Sector applies to the Global X Autonomous & Electric Vehicles ETF, Global X Millennial Consumer ETF, Global X Education ETF and Global X Health & Wellness ETF

The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation. Consumer recessionary fears could impact discretionary spending due to rising interest rates and a high inflationary environment.

Risks Related to Investing in the Consumer Staples Sector

Risks Related to Investing in the Consumer Staples Sector applies to the Global X AgTech & Food Innovation ETF

Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Household and personal products are particularly sensitive to increased competition, decreased demand due to changes in consumer preferences and brand diminution. Food products are subject to the risk that raw materials are accidentally or maliciously contaminated or that products are contaminated through the supply chain due to human error or equipment failure. Such incidents may result in loss of market share and loss of revenue for companies in the consumer staples sector. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Risks Related to Investing in the Diversified Consumer Services Industry

Risks Related to Investing in the Diversified Consumer Services Industry applies to the Global X Education ETF

The diversified consumer services industry includes companies providing educational services, either online or through conventional teaching methods. It also includes specialized consumer services not classified elsewhere, such as residential, home security, legal, personal, renovation & interior design, consumer auctions, and wedding & funeral services. Government regulations, programs and policies can have a significant impact on the products and services provided by companies in the diversified consumer services industry. Some companies in the diversified consumer services industry rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Companies in the diversified consumer services industry are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for products and services. Some companies in the diversified consumer services industry have recently faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers.

Risks Related to Investing in the Electrical Equipment Industry

Risks Related to Investing in the Electrical Equipment Industry applies to the Global X CleanTech ETF, Global X Hydrogen ETF and Global X Wind Energy ETF

The Electrical Equipment Industry includes companies that produce electric cables and wires, electrical components or equipment; and manufacturers of power-generating equipment and other heavy electrical equipment (including power turbines, heavy electrical machinery intended for fixed-use and large electrical systems). The Electrical Equipment Industry is fragmented but includes a number of large incumbent companies that may compete heavily for market share in the space. Companies in the Electrical Equipment Industry may involve operations with high fixed costs. Because copper, aluminum, steel and other raw materials are often critical components of the products manufactured in the Electrical Equipment Industry, fluctuations in commodities prices for such raw materials may impact the profitability of companies in this industry. Purchasers of such products may be geographically dispersed, which may subject companies in this industry to any increases in geopolitical uncertainty or global macroeconomic trends.

Risks Related to Investing in the Entertainment Industry

Risks Related to Investing in the Entertainment Industry applies to the Global X Video Games & Esports ETF and Global X Mataverse ETF

Entertainment companies may be impacted by high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. Sales of content through physical formats and traditional content delivery services may be displaced by new content delivery mechanisms, such as streaming technology, and it is possible that such new content delivery mechanisms may themselves become obsolete over time.  The entertainment industry is regulated, and changes to rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.

Risks Related to Investing in the Equity Real Estate Investment Industry

Risks Related to Investing in the Equity Real Estate Investment Industry applies to the Global X Data Center REITs & Digital Infrastructure ETF and Global X Green Building ETF

The Fund is concentrated in the Equity Real Estate Investment Industry, which comprises Real Estate Investment Trusts (REITs). For more information, see Asset Class Risk - Real Estate Stocks and Real Estate Investment Trusts (REITs) Investment Risk in the SUMMARY OF PRINCIPAL RISKS and A FURTHER DISCUSSION OF PRINCIPAL RISKS sections of the Prospectus.

Risks Related to Investing in the Food Products Industry

Risks Related to Investing in the Food Products Industry applies to the Global X AgTech & Food Innovation ETF

The food products industry is subject to various risks, including evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, risks of product tampering, and the availability and expense of liability insurance. The meat and poultry industries are subject to scrutiny due to the association of meat and poultry products with outbreaks of illness caused by food borne pathogens. Product recalls are sometimes required in the food industry to withdraw contaminated or mislabeled products from the market. Additionally, the failure to identify and react appropriately to changes in consumer trends, demands and preferences could lead to, among other things, reduced demand and price reduction for a company’s products. Companies in the food products industry may be adversely affected by changes in domestic or foreign economic conditions, including inflation or deflation, interest rates, availability of capital markets, consumer spending rates, and energy availability and costs (including fuel surcharges).

Risks Related to Investing in the Health Care Sector

Risks Related to Investing in the Health Care Sector applies to the Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF and Global X Aging Population ETF

The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on U.S. and non-U.S. companies in the health care sector. Companies in the health care sector may also be affected by unforeseen circumstances including but not limited to the spread of infectious disease which could impact drug development priorities and pipelines, supply and demand dynamics for health care equipment, as well as the ability to receive care in health care service facilities.

Risks Related to Investing in the Health Care Technology Industry

Risks Related to Investing in the Health Care Technology Industry applies to the Global X Telemedicine & Digital Health ETF

The health care technology industry includes companies providing information technology services primarily to health care providers. Includes companies providing application, systems and/or data processing software, internet-based tools, and IT consulting services to doctors, hospitals or businesses operating primarily in the Health Care Sector. Market or economic factors impacting companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of companies in the health care technology industry and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Companies in the health care technology industry may be particularly susceptible to changes in government regulation, and companies that rely on subscription services may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies may also be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. In addition, companies in the health care technology industry may have limited product lines, markets, financial resources or personnel.

Risks Related to Investing in the Independent Power and Renewable Electricity Producers Industry

Risks Related to Investing in the Independent Power and Renewable Electricity Producers Industry applies to the Global X Wind Energy ETF

Companies in the independent power and renewable electricity producers industry may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for energy products, changes in energy prices, and international political events may cause fluctuations in the performance of independent power and renewable electricity producers companies and the prices of their securities.

Risks Related to Investing in the Industrials Sector

Risks Related to Investing in the Industrials Sector applies to the Global X Robotics & Artificial Intelligence ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Wind Energy ETF and Global X Green Building ETF

The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, trade disputes, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by damages from environmental claims and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also by adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Risks Related to Investing in the Information Technology Sector

Risks Related to Investing in the Information Technology Sector applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X CleanTech ETF, Global X Blockchain ETF, Global X Solar ETF and Global X Thematic Growth ETF

Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Risks Related to Investing in the IT Services Industry

Risks Related to Investing in the IT Services Industry applies to the Global X FinTech ETF

The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

Risks Related to Investing in the Life Sciences Tools & Services Industry

Risks Related to Investing in the Life Sciences Tools & Services Industry applies to the Global X Genomics & Biotechnology ETF

Life science tools and services companies depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. In addition, companies in the life science tools and services industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. Life science services companies, in particular, may be subject to third-party payers, such as commercial insurance companies and government insurance programs, not reimbursing diagnostic tests at all or reimbursing them at levels that would not allow for industry companies to cover expenses.

Risks Related to Investing in the Lithium-Ion Battery Industry

Risks Related to Investing in the Lithium-Ion Battery Industry applies to the Global X Autonomous & Electric Vehicles ETF

Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, supply and demand of alternative energy sources, energy conservation, the success of exploration projects and tax and other government regulations and policies. The lithium-ion battery industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. If government subsidies and economic incentives for alternative energy are reduced or eliminated, the demand for lithium-ion batteries may decline and cause corresponding declines in the revenues and profits of lithium-ion battery companies. If lithium-ion technology is not suitable for widespread adoption, or sufficient demand for lithium-ion products does not develop or takes long periods of time to develop, the revenues of lithium-ion battery companies may decline.

Risks Related to Investing in the Machinery Industry

Risks Related to Investing in the Machinery Industry applies to the Global X Robotics & Artificial Intelligence ETF and Global X Clean Water ETF

The machinery industry is capital-intensive. Working capital and cash flow management can be crucial to a company's success, as investments in research and development and acquisitions may be important to maintain sales and earnings. A long capital investment cycle can add challenges to management decisions regarding the expansion of capacity, which may limit a company’s ability to grow during periods of increasing demand and may result in overcapacity during periods of decreasing demand. The performance of the machine industry may therefore be highly dependent on the business cycle and highly correlated with the performance of the broader equity market. Machine industry companies with large barriers to entry based on proprietary technology may face potentially rapid product obsolescence. Conversely, machine industry companies that produce commodity-like offerings are likely to face thin margins and must maintain expansive distribution and support networks in order to maintain adequate volume.

Risks Related to Investing in the Materials Sector

Risks Related to Investing in the Materials Sector applies to the Global X AgTech & Food Innovation ETF

Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risks Related to Investing in the Pharmaceuticals Industry

Risks Related to Investing in the Pharmaceuticals Industry applies to the Global X Cannabis ETF and Global X Aging Population ETF

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceuticals industry may be subject to extensive litigation based on product liability and similar claims. Demand for pharmaceuticals, generally speaking and specific to sub-segments, may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand fluctuations could positively or negatively impact pharmaceutical companies.

Risks Related to Investing in the Real Estate Sector

Risks Related to Investing in the Real Estate Sector applies to the Global X Data Center REITs & Digital Infrastructure ETF and Global X Green Building ETF

The real estate sector includes real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts (“REITs”). Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry

Risks Related to Investing in the Semiconductors and Semiconductor Equipment Industry applies to the Global X Internet of Things ETF, Global X CleanTech ETF and Global X Solar ETF

The semiconductors and semiconductor equipment industry is highly competitive, and certain companies in this industry may be restricted from operating in certain markets due to the sensitive nature of these technologies. Companies in this space generally seek to increase silicon capacity, improve yields, and reduce die size in their product designs which may result in significant increases in worldwide supply and downward pressure on prices. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Risks Related to Investing in the Software Industry

Risks Related to Investing in the Software Industry applies to the Global X FinTech ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF and Global X Blockchain ETF

The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Risks Related to Investing in the Textiles, Apparel and Luxury Goods Industry

Risks Related to Investing in the Textiles, Apparel and Luxury Goods Industry applies to the Global X Health & Wellness ETF

Companies in the textiles, apparel and luxury goods industry face intense competition and are dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by textiles, apparel and luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction of underproduction, which can impact company profitability.

Risks Related to Investing in the Utilities Sector

Risks Related to Investing in the Utilities Sector applies to the Global X Clean Water ETF and Global X Wind Energy ETF

Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate exchanges. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends are rising in times of rising costs. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rate of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.

Risks Related to Investing in the Water Utilities Industry

Risks Related to Investing in the Water Utilities Industry applies to the Global X Clean Water ETF

Companies in the water utilities industry may face difficulty in obtaining water resources for resale or may be faced with increased regulation or operating costs. Reliance on capital construction projects may increase the risks associated with natural disasters, terrorist attacks, government intervention or other factors that may render a water utility company’s equipment unusable or obsolete and negatively impact profitability.

Currency Risk

Currency Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which the Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which the Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the USD/foreign currency exchange rate could materially and adversely affect the performance of the Fund.

Custody Risk

Custody Risk applies to the Global X Internet of Things ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF and Global X Green Building ETF

Custody risk refers to risks in the process of clearing and settling trades and in the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. Generally, the less developed a country’s securities market, the greater the likelihood of custody problems occurring.

Foreign Securities Risk

Foreign Securities Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

The Fund’s assets may be invested within the equity markets of countries outside of the United States. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk

Geographic Risk applies to each Fund

Geographic risk is the risk that the Fund’s assets may be focused in countries located in the same geographic region. This investment focus will subject the Fund to risks associated with that particular region, or a region economically tied to that particular region, such as a natural, biological or other disaster. Outbreaks of contagious viruses and diseases may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks in the countries and regions in which they occur. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the Southeast Asian Nations (ASEAN) Region

Risk of Investing in the Southeast Asian Nations (ASEAN) Region applies to the Global X Data Center REITs & Digital Infrastructure ETF

Investments in the ASEAN region involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Singapore, Malaysia, Thailand, Indonesia and the Philippines present different economic and political conditions from those in Western markets, and less social, political and economic stability. In the past, some of these economies have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Risk of Investing in Canada

Risk of Investing in Canada applies to the Global X Cannabis ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Wind Energy ETF and Global X Thematic Growth ETF

The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy and by changes in U.S. trade policy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. Any trade policy changes by the United States, China or the European Union which reduced Canada's ability to trade with such regions could therefore have significant impact on the Canadian economy. Developments in the United States, including renegotiation of NAFTA, ratification of the successor USMCA, which received legislative approval and went into effect in 2020, and imposition of tariffs by the United States, may have implications for the trade arrangements among the United States and Canada, which could negatively affect the value of securities held by the Funds. In addition, Canada is a large supplier of natural resources

(e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in China

Risk of Investing in China applies to the Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

The Chinese economy is subject to a considerable degree of economic, political and social instability.

Political and Social Risk

The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency nonconvertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy.

Heavy Government Control and Regulation

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Chinese companies that maintain large amounts of sensitive data or produce some form of adverse social cost are particularly at risk as the government moves forward with the Common Prosperity agenda. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information, and political and social instability.

Economic Risk

The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, a systemic failure in the property sector, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

Elevated geopolitical tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods, the imposition of trade and non-trade related barriers for certain Chinese companies, and increased international pressure related to Chinese trade policy, forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed on the U.S. or in China that could impact the Fund’s ability to invest in certain companies. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. U.S. investors may also be barred by U.S. authorities from investing in certain companies, including those with ties to the military, intelligence, and security services in China. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. Public health crises or major health-related developments may have a substantial impact on the Chinese economy or holdings in the Fund. Outbreaks of contagious viruses and diseases, including the novel viruses commonly known as SARS, MERS, and Covid-19 (Coronavirus), may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks such as volatility in exchange rates or the trading of Chinese securities listed domestically or abroad. Likewise, factories, ports, and critical infrastructure in China may close to limit contagion risk. In response to the Covid-19 crisis, China is implementing strict lockdowns to keep cases extremely low and there is no assurance that China will relax this approach or not revert back to it after an attempt at relaxation. Foreign investors’ access to domestic markets may also be limited during such health crises, especially if domestic exchanges are closed for an extended period. Market closures could interfere with the orderly trading or settlement mechanisms of Chinese securities listed domestically or abroad. The Chinese economy or holdings in the Fund may also be adversely impacted should health crises create political uncertainty or social unrest. The implications of such health crises are difficult to ascertain but may put strain on China’s supply chains, trading relationships, and international relations.

Expropriation Risk

The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk

China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Tax Risk

China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Hong Kong Political Risk

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening of control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Denmark

Risk of Investing in Denmark applies to the Global X Wind Energy ETF

Investments in Danish issuers subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Denmark. Denmark’s industrialized market economy depends on imported raw materials and foreign trade. As a result, Denmark is dependent on trading relationships with certain key trading partners, including other EU countries and the United States. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future.

Risk of Investing in Developed Markets

Risk of Investing in Developed Markets applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Millennial Consumer ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Emerging Markets

Risk of Investing in Emerging Markets applies to the Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Green Building ETF and Global X Thematic Growth ETF

The securities markets of emerging market countries may be less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. Issuers and securities markets in emerging markets are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the developed markets. In particular, the assets and profits appearing on the financial statements of emerging market issuers may not reflect their financial position or results of operations in the same manner as financial statements for developed market issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in developed markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies.

Emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, and Africa. Emerging markets typically are classified as such by lacking one or more of the following characteristics: sustainability of economic development, large and liquid securities markets, openness to foreign ownership, ease of capital inflows and outflows, efficiency of the market’s operational framework, and/or stability of the institutional framework. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), the Fund may invest in such countries through other investment funds in such countries. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Many emerging market countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, and economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent upon commodity prices and international trade and, accordingly, have been, and may continue to be, affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging market countries are particularly vulnerable to downturns of the world economy. The 2008-2009 global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging market countries.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Many emerging market countries have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political, social, and public health developments may result in sudden and significant investment losses. Many emerging markets may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Investing in emerging market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

As a result of heightened geopolitical tensions, various countries have imposed economic sanctions, imposed non-trade barriers and renewed existing economic sanctions on specific emerging markets and on issuers within those markets. These non-trade barriers consist of prohibiting certain securities trades, prohibiting certain private transactions in certain sectors and with respect to certain companies, asset freezes, and prohibition of all business, against certain individuals and companies. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect certain emerging markets in the future. These actions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of the Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. Actions barring some or all transactions with a specific company will likely have a substantial, negative impact on the value of such company’s securities. These sanctions may also lead to changes in the Fund’s Underlying Index. The Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. The Fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging market countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of the Fund's currency exposure in emerging market countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Risk of Investing in France

Risk of Investing in France applies to the Global X Green Building ETF

Investment in French issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to France. As a result of the COVID-19 pandemic in 2020, the French economy, along with certain other EU economies, experienced a significant economic slowdown. The 2022 invasion of Ukraine by Russia created economic headwinds and potential threats to energy security for France and other EU nations. Ongoing concerns in relation to the economic health of the European Union (the “EU”) continue to constrain the economic resilience of certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France has been subject to acts of terrorism, which has created a climate of insecurity that has been detrimental to tourism and may lead to further adverse economic consequences. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

Risk of Investing in Indonesia

Risk of Investing in Indonesia applies to the Global X Data Center REITs & Digital Infrastructure ETF

Investment in Indonesian issuers involves risks that are specific to Indonesia, including legal, regulatory, political, security and economic risks. The securities markets of Indonesia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares. The value of the Indonesian Rupiah may be subject to a high degree of fluctuation. The Fund’s exposure to the Indonesian Rupiah and changes in value of the Indonesian Rupiah versus the U.S. dollar may result in reduced returns for the Fund. The Indonesian economy, among other things, is dependent upon external trade with other economies, specifically China, Japan, Singapore and the United States. In the past, Indonesia has experienced acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Risk of Investing in Japan

Risk of Investing in Japan applies to the Global X Robotics & Artificial Intelligence ETF, Global X Video Games & Esports ETF, Global X Mataverse ETF, Global X Health & Wellness ETF and Global X Green Building ETF

Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Population decline and an aging society could contribute further to lower growth. Furthermore, Japan has struggled with persistently low inflation, which has prompted unorthodox monetary policy in response. The Bank of Japan’s stance may continue to differ significantly from other major central banks. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk

Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk

The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Labor Risk

Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Security Risk

Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. There is a risk of maritime conflict between Japan and China over the Senkaku or Diaoyu Islands, and between Japan and South Korea over the Liancourt Rocks. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis. An invasion of Taiwan by China could be a catalyst for regional destabilization. In 2022, Japan began increasing its defense spending significantly in preparation for a potential crisis in Taiwan.

Risk of Investing in Norway

Risk of Investing in Norway applies to the Global X Hydrogen ETF

Investments in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway's economy is subject to the risk of fluctuations on oil and gas prices. Norwegian oil and gas infrastructure, particularly that which is linked to continental Europe, is at risk of being sabotaged as a result of the Russia-Ukraine war. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments.

Risk of Investing in South Korea

Risk of Investing in South Korea applies to the Global X Video Games & Esports ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X CleanTech ETF, Global X Hydrogen ETF and Global X Thematic Growth ETF

Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines.

Risk of Investing in Switzerland

Risk of Investing in Switzerland applies to the Global X Robotics & Artificial Intelligence ETF

Investment in Swiss issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. Among other things, Switzerland’s economy is heavily dependent on trading relationships with certain key trading partners, including the U.S., U.K., China, France and Germany. Future changes in the price or the demand for Swiss products or services by the U.S., U.K., China, France and Germany or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy and the issuers to which the Fund has exposure. Switzerland’s economy relies heavily on the banking sector, and in recent years, Switzerland has responded to increasing pressure from neighboring countries and trading partners to reform its banking secrecy laws. Due to the lack of natural resources, Switzerland is dependent upon imports for raw materials. As a result, any drastic price fluctuations in the price of certain raw materials will likely have a significant impact on the Swiss economy.

Risk of Investing in Taiwan

Risk of Investing in Taiwan applies to the Global X Internet of Things ETF and Global X Health & Wellness ETF

Investments in Taiwanese issuers may subject the Fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. These tensions may evolve into a military conflict between China and Taiwan, with potential participation by other regional powers such as the US and Japan. Taiwan’s lack of formal recognition by most countries around the world leaves its legal status ambiguous and often prevents Taiwan from membership in international organizations. The establishment of diplomatic ties between Taiwan and another country could result in both Taiwan and that country facing economic or diplomatic retaliation from China. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

Risk of Investing in the United Kingdom

Risk of Investing in the United Kingdom applies to the Global X Clean Water ETF and Global X Hydrogen ETF

Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom’s economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the European Union, which departure has become known as “Brexit”. The United Kingdom officially stopped being a member of the European Union on January 31, 2020. On December 30, 2020, the United Kingdom and the European Union signed an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular, as to the arrangements which will apply to the United Kingdom’s relationships with the European Union and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. In October 2022, the United Kingdom suffered a pension fund crisis that prompted intervention by the Bank of England and damaged investor confidence in its financial stability.

Risk of Investing in the United States

Risk of Investing in the United States applies to the Global X Internet of Things ETF, Global X FinTech ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennial Consumer ETF, Global X Genomics & Biotechnology ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X U.S. Infrastructure Development ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF and Global X Clean Water ETF

A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The U.S. has developed increasingly strained relations with a number of foreign countries. If these relations continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Geographic Economic Exposure Risk

Geographic Economic Exposure Risk applies to each Fund

The constituents held by the Fund may have partners, suppliers and/or customers located in various geographic regions, and the geographic regions in which Fund constituents are located may have trading partners in other geographic regions. As a result, an economic downturn in one or more of these regions may impact the performance of the constituents in which the Fund invests, even if the Fund does not invest directly in companies located in such region. The risks related to such regions may include:

African Economic Risk

The economies of African countries are subject to risks not typically associated with more developed economies, countries or geographic regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Asian Economic Risk

Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, as well as economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. Hong Kong is currently administered as a Special Administrative Region under the sovereignty of the People’s Republic of China, but pro-independence sentiment and political dissatisfaction towards China have resulted and may continue to result in widespread protests. In 2020, China passed the National Security Law in Hong Kong, which tightened political freedoms and heightens risk for any businesses or individuals that express pro-independence views. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Maritime disputes in the South China Sea are complex and involve conflicting claims by China, Brunei, Indonesia, Malaysia, the Philippines, Taiwan and Vietnam, and there is a risk that these disputes could escalate into armed conflict between any of the aforementioned countries. Furthermore, there are numerous disputes over islands in East Asia that pose security risks, including but not necessarily limited to the Liancourt Rocks dispute between Japan and Korea, the Senkaku/Diaoyu Islands dispute between China and Japan, and the Kuril Islands dispute between Japan and Russia. Although Taiwan currently has a government that is separate from that of the People’s Republic of China, the PRC lays claim to Taiwan and has enacted legislation mandating military invasion should Taiwan’s government formally declare independence. China may also choose to launch an invasion of Taiwan even without the Taiwanese government formally declaring independence and there is a high risk that such a conflict would draw in other actors such as the United States and Japan. In response to the elevated risk of conflict in Taiwan, in 2022 the government of Japan moved to dramatically raise its defense budget and lift longstanding restrictions on obtaining missiles with strike capabilities. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.

Australasian Economic Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

European Economic Risk

The economies of Europe are highly dependent on each other, both as key trading partners and, in many cases, as fellow members maintaining the euro. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Latin American Economic Risk

High interest rates, inflation, government defaults and unemployment rates are characteristics of the economies in some Latin American countries. Currency devaluations in any Latin American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals can represent a significant percentage of the region’s exports, the economies of Latin American countries may be particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries could experience significant volatility. Political stability is also a concern in Latin America, with the risk of contested election results, military coups, and mass social disorder presenting complex risks.

Middle East Economic Risk

Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic or socioeconomic unrest and sudden outbreaks of hostilities with neighboring countries. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. Many Middle Eastern countries have little or no democratic tradition. Many Middle Eastern countries periodically have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in a governmental regime change, internal conflict or civil war. If further regime changes were to occur, internal conflict were to intensify, or a civil war were to continue in any of these countries, such instability could adversely affect the economies of Middle Eastern countries.

North American Economic Risk

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries to which the Fund has economic exposure. The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including the renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in any of the three countries may have a significant effect on North American economies generally, as well as on the value of certain securities held by the Fund.

International Closed Market Trading Risk

International Closed Market Trading Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF and Global X Green Building ETF

To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Investable Universe of Companies Risk

Investable Universe of Companies Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Education ETF, Global X Cannabis ETF, Global X China Biotech Innovation ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF and Global X Wind Energy ETF

The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.
Issuer Risk

Issuer Risk applies to each Fund

Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Market Risk

Market Risk applies to each Fund

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, the unknown is the length of time they remain restrictive and when inflation returns to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from their zero-COVID policy creates both opportunities and risks, establishing China as the wildcard for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Model Portfolio Risk

Model Portfolio Risk applies to the Global X Thematic Growth ETF

The Underlying Index utilizes a proprietary methodology to determine its allocations to the securities in which the Fund invests. Investments selected using a proprietary methodology, including quantitative models, may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

New Fund Risk

New Fund Risk applies to the Global X Mataverse ETF and Global X Green Building ETF

The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. From time to time an Authorized Participant, a third-party investor, the Adviser or another affiliate of the Adviser or the Fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Non-Diversification Risk

Non-Diversification Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Cloud Computing ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X Cybersecurity ETF, Global X Mataverse ETF, Global X Education ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X China Biotech Innovation ETF, Global X Telemedicine & Digital Health ETF, Global X CleanTech ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X

Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF and Global X Green Building ETF

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

Operational Risk applies to each Fund

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cyber security failures by or breaches of the systems of the Adviser and the Fund’s distributor and other service providers (including, but not limited to, the Index Provider, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk

Passive Investment Risk applies to each Fund

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits, and the Adviser does not otherwise attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk

There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk

The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. While the Fund is passively managed, implementation of the Fund’s principal investment strategy may result in tracking error risk, which is described below. The ability of the Adviser to successfully implement the Fund’s investment strategies will influence the Fund’s performance significantly.

Tracking Error Risk

Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Reliance on Trading Partners Risk

Reliance on Trading Partners Risk applies to the Global X Data Center REITs & Digital Infrastructure ETF, Global X China Biotech Innovation ETF and Global X Clean Water ETF

The Fund may invest in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of its key trading partners may cause an adverse impact on the economies of the markets in which the Fund invests.

Risks Associated with Exchange-Traded Funds

Risks Associated with Exchange-Traded Funds applies to each Fund

As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk

The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, and no other Authorized Participant is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and/or at wider intraday bid-ask spreads, and may possibly face trading halts and/or delisting from the Exchange.

Large Shareholder Risk

Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks

Absence of Active Market

Although Shares of the Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Risks of Secondary Listings

The Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their brokers direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares from Authorized Participants. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in the Fund's NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility or when the Fund has relatively few assets or experiences a lower trading volume. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Risks Related to Stock Connect Programs

Risks Related to Stock Connect Programs applies to the Global X China Biotech Innovation ETF, Global X AgTech & Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF and Global X Green Building ETF

Investing in securities through Stock Connect Programs is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. The Stock Connect Programs are subject to daily and aggregate quota limitations, which limit the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. The daily quota is not specific to the Fund and is utilized on a first-come-first-serve basis. As such, buy orders via the Stock Connect Programs could be rejected once the daily quota is exceeded. The daily quota may thereby restrict the Fund’s ability to invest through Stock Connect Programs on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The daily quota is also subject to change. It is possible for securities eligible to be purchased via the Stock Connect Programs to lose such designation, which could impact the Fund's ability to pursue its investment strategy.

In order to comply with applicable local market rules and to facilitate orderly operations of the Fund, including the timely settlement of Stock Connect Program trades placed by or on behalf of the Fund, the Fund utilizes an operating model that may reduce the risks of trade failures; however, it will also allow Stock Connect Program trades to be settled without the prior verification by the Fund. Accordingly, this operating model may subject the Fund to additional risks, including an increased risk of inadvertently exceeding certain trade or other restrictions or limits placed on the Fund and/or its affiliates, and a heightened risk of erroneous trades, which may negatively impact the Fund. Additionally, the Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions.

The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring securities through Stock Connect Programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.

Securities Lending Risk

Securities Lending Risk applies to the Global X Robotics & Artificial Intelligence ETF, Global X Internet of Things ETF, Global X FinTech ETF, Global X Video Games & Esports ETF, Global X Autonomous & Electric Vehicles ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennial Consumer ETF, Global X Cannabis ETF, Global X Genomics & Biotechnology ETF, Global X Telemedicine & Digital Health ETF, Global X CleanTech ETF, Global X U.S. Infrastructure Development ETF, Global X Blockchain ETF, Global X Thematic Growth ETF, Global X Metaverse ETF, Global X AgTech & Food Innovation ETF and Global X Green Building ETF

The Fund may engage in lending its portfolio securities. The Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk

Trading Halt Risk applies to each Fund

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk

Turnover Risk applies to the Global X Thematic Growth ETF and Global X Solar ETF

The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk

Valuation Risk applies to each Fund

The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.
A FURTHER DISCUSSION OF OTHER RISKS

Each Fund may also be subject to certain other risks associated with its investments and investment strategies.

Exclusion from the Definition of a Commodity Pool Operator Risk

With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Leverage Risk

Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Qualification as a Regulated Investment Company Risk

The Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Fund makes such investments from borrowings) are likely to reduce the Fund’s return to investors.
Tax Treaty Reclaims Uncertainty

When the Fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. The Fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when the Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s NAV. Investors in the Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

PORTFOLIO HOLDINGS INFORMATION

A description of the policies and procedures of Global X Funds® (the "Trust") with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund and Fund Fact Sheets providing information regarding each Fund’s top holdings can be found at www.globalxetfs.com/explore/(click on the name of your Fund) and may be requested by calling 1-888-493-8631.

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC (the "Adviser") serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 605 3rd Avenue,

43rd Floor, New York, New York 10158. As of March 1, 2023, the Adviser provided investment advisory services for assets of approximately $38.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement. The Supervision and Administration Agreement for the Global X Thematic Growth ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies.

Each Fund pays the Adviser a fee ("Management Fee") in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended November 30, 2022, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Millennial Consumer ETF	0.50%
Global X Health & Wellness ETF	0.50%
Global X Aging Population ETF	0.50%
Global X FinTech ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X Robotics & Artificial Intelligence ETF	0.68%
Global X U.S. Infrastructure Development ETF	0.47%
Global X Autonomous & Electric Vehicles ETF	0.68%
Global X Artificial Intelligence & Technology ETF	0.68%
Global X Genomics & Biotechnology ETF	0.50%
Global X Cloud Computing ETF	0.68%
Global X Cannabis ETF	0.50%
Global X Cybersecurity ETF	0.50%
Global X Thematic Growth ETF	0.50%
Global X Video Games & Esports ETF	0.50%
Global X Education ETF	0.50%
Global X Telemedicine & Digital Health ETF	0.68%
Global X China Biotech Innovation ETF	0.65%
Global X CleanTech ETF	0.50%
Global X Data Center REITs & Digital Infrastructure ETF	0.50%
Global X AgTech & Food Innovation ETF	0.50%
Global X Blockchain ETF	0.50%
Global X Clean Water ETF	0.50%
Global X Hydrogen ETF	0.50%
Global X Solar ETF	0.50%
Global X Wind Energy ETF	0.50%
Global X Metaverse ETF	0.50%
Global X Green Building ETF	0.45%
In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of each Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s Management Fee or other resources and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“revenue sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Approval of Advisory Agreement

Discussions regarding the basis for the Board of Trustees' approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Funds' Semi-Annual Report to Shareholders for the fiscal half-year ended May 31 and/or Annual Report to Shareholders for the fiscal year ended November 30.

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of each Fund's portfolio are Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu.

Nam To: Nam To, CFA, Portfolio Manager, joined the Adviser in July 2017. Prior to that, Mr. To was a Global Economics Research Analyst at Bunge Limited from 2014 to 2017. Mr. To received his Bachelor of Arts in Philosophy and Economics from Cornell University in 2014.

Wayne Xie: Wayne Xie, Director of Portfolio Management, joined the Adviser in July 2018 as a Portfolio Management Associate. Previously, Mr. Xie was an Analyst at VanEck Associates on the Equity ETF Investment Management team from 2010 to 2018 and a Portfolio Administrator at VanEck Associates from 2007 to 2010. Mr. Xie received his Bachelor of Science from the State University of New York at Buffalo in 2002.

Kimberly Chan: Kimberly Chan, Portfolio Manager, joined the Adviser in June 2018. Previously, Ms. Chan was a U.S. Associate Trader at Credit Agricole from 2016 to 2018, and an Investment Analyst at MetLife Investments from 2015 to 2016. Ms. Chan received her Bachelor of Science from New York University in 2015.

Vanessa Yang: Vanessa Yang, Portfolio Manager, joined the Adviser in 2016 as a Portfolio Administrator. She was appointed to the portfolio management team in June 2019. Previously, Ms. Yang was a Portfolio Administrator at VanEck Associates from 2011 to 2014. Ms. Yang received her MS in Financial Engineering from Drucker School of Management in 2010 and her BS in Economics from Guangdong University of Foreign Studies in 2008.

Sandy Lu: Sandy Lu, CFA, Portfolio Manager, joined the Adviser in September 2021. Previously, Mr. Lu was a Portfolio Analyst and Junior Portfolio Manager at PGIM Fixed Income from 2014 to 2021, and a Fixed Income Portfolio Analyst at Lincoln Financial Group from 2010 to 2014. Mr. Lu received his Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. He earned his CFA designation in September 2015, and holds the Series 3 license.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Shares of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a national securities exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly-traded securities. There is no minimum investment for purchases made on a national securities exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity and is generally lower if a Fund has significant trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment returns.

Shares of a Fund may be acquired or redeemed directly from the Fund only by Authorized Participants (as defined in the SAI) and only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbol listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds are listed on a national securities exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem the Funds' Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICES PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized capital gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

INVESTMENTS BY INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies and unit investment trusts that enter into a fund-of-funds investment agreement with the Trust ("Investing Funds") are permitted to invest in certain Global X Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act, subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act. With respect to the Global X Thematic Growth ETF, which invests in underlying ETFs, Investing Funds must adhere to the limits set forth in Section 12(d)(1) when investing in the Fund.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund has elected and intends to qualify as a RIC under the Code for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions you receive. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long- term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash or additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions received by individual shareholders of a Fund will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions received by individual shareholders of a Fund will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Qualified REIT Dividends. Under the 2017 Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends”. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided Fund shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend). The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if a Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain payments received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan, unless the Shares were purchased with borrowed funds.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

Cost Basis Reporting. Federal law requires that shareholders' cost basis, gain/loss, and holding period be reported to the IRS and to shareholders on the Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, accurate cost basis and tax lot information must be maintained for tax reporting purposes. This information is not required for Shares that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares or on capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Fund. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” pursuant to Rule 2a-5 under the 1940 Act, performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.

PREMIUM/DISCOUNT AND SHARE INFORMATION

Once available, information regarding how often the Shares of each Fund traded on the national securities exchanges at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Fund, the Fund's per share NAV, and the median bid-ask spread of the Shares can be found at www.globalxetfs.com.

TOTAL RETURN INFORMATION

Each Fund had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of each Fund's Underlying Index and the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended November 30, 2022.

“Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.

Annualized Total Returns
Inception to 11/30/22

	NAV	MARKET	UNDERLYING INDEX
Global X Millennial Consumer ETF[1]	10.68%	10.59%	11.19%
Global X Health & Wellness ETF[2]	6.37%	6.49%	6.80%
Global X Aging Population ETF[3]	9.59%	10.02%	9.86%
Global X FinTech ETF[4]	5.99%	6.09%	6.58%
Global X Internet of Things ETF[5]	12.92%	13.02%	13.28%
Global X Robotics & Artificial Intelligence ETF[6]	6.33%	6.60%	6.73%
Global X U.S. Infrastructure Development ETF[7]	12.09%	12.09%	12.66%
Global X Autonomous & Electric Vehicles ETF[8]	10.81%	10.99%	11.03%
Global X Artificial Intelligence & Technology ETF[9]	8.75%	8.97%	9.17%
Global X Genomics & Biotechnology ETF[10]	-3.38%	-2.80%	-2.91%
Global X Cloud Computing ETF[11]	3.50%	3.63%	4.14%
Global X Cannabis ETF[12]	-49.06%	-49.37%	-51.39%
Global X Cybersecurity ETF[13]	14.44%	15.26%	14.93%
Global X Thematic Growth ETF[14]	1.95%	2.39%	1.67%
Global X Video Games & Esports ETF[15]	8.52%	8.99%	9.03%
Global X Education ETF[16]	-26.12%	-26.04%	-25.72%
Global X Telemedicine & Digital Health ETF[17]	-8.94%	-9.03%	-8.42%
Global X China Biotech Innovation ETF[18]	-18.29%	-18.02%	-17.75%
Global X CleanTech ETF[19]	3.75%	4.09%	2.86%
Global X Data Center REITs & Digital Infrastructure ETF[20]	-3.80%	-4.07%	-3.77%
Global X Clean Water ETF[21]	-1.94%	-1.77%	-1.63%
Global X AgTech & Food Innovation ETF[22]	-28.89%	-28.73%	-28.61%
Global X Blockchain ETF[23]	-71.92%	-71.78%	-72.31%
Global X Hydrogen ETF[24]	-40.20%	-40.76%	-40.09%
Global X Solar ETF[25]	-7.22%	-6.67%	-6.71%
Global X Wind Energy ETF[26]	-24.31%	-23.23%	-23.92%
Global X Metaverse ETF[27]	N/A	N/A	N/A
Global X Green Building ETF[28]	N/A	N/A	N/A
1    For the period since inception on 05/04/16 to 11/30/22
2    For the period since inception on 05/09/16 to 11/30/22
3    For the period since inception on 05/09/16 to 11/30/22

4    For the period since inception on 09/12/16 to 11/30/22
5    For the period since inception on 09/12/16 to 11/30/22
6    For the period since inception on 09/12/16 to 11/30/22
7    For the period since inception on 03/06/17 to 11/30/22
8    For the period since inception on 04/13/18 to 11/30/22
9    For the period since inception on 05/11/18 to 11/30/22
10    For the period since inception on 04/05/19 to 11/30/22
11    For the period since inception on 04/12/19 to 11/30/22
12    For the period since inception on 09/17/19 to 11/30/22
13    For the period since inception on 10/25/19 to 11/30/22
14    For the period since inception on 10/25/19 to 11/30/22
15    For the period since inception on 10/25/19 to 11/30/22
16    For the period since inception on 07/10/20 to 11/30/22
17    For the period since inception on 07/29/20 to 11/30/22
18    For the period since inception on 09/22/20 to 11/30/22
19    For the period since inception on 10/27/20 to 11/30/22
20    For the period since inception on 10/27/20 to 11/30/22
21 For the period since inception on 04/08/21 to 11/30/22
22 For the period since inception on 07/12/21to 11/30/22
23 For the period since inception on 07/12/21 to 11/30/22
24 For the period since inception on07/12/21to 11/30/22
25 For the period since inception on 09/08/21 to 11/30/22
26 For the period since inception on 09/08/21 to 11/30/22
27 The Fund commenced operations on 04/26/22
28 The Fund commenced operations on 04/11/22

Cumulative Total Returns
Inception to 11/30/22

	NAV	MARKET	UNDERLYING INDEX
Global X Millennial Consumer ETF[1]	94.88%	93.89%	100.93%
Global X Health & Wellness ETF[2]	50.01%	51.07%	53.99%
Global X Aging Population ETF[3]	82.44%	87.19%	85.42%
Global X FinTech ETF[4]	43.56%	44.40%	48.59%
Global X Internet of Things ETF[5]	112.92%	114.11%	117.15%
Global X Robotics & Artificial Intelligence ETF[6]	46.48%	48.85%	49.90%
Global X U.S. Infrastructure Development ETF[7]	92.51%	92.51%	98.20%
Global X Autonomous & Electric Vehicles ETF[8]	60.94%	62.14%	62.40%
Global X Artificial Intelligence & Technology ETF[9]	46.60%	47.96%	49.19%
Global X Genomics & Biotechnology ETF[10]	-11.83%	-9.85%	-10.24%
Global X Cloud Computing ETF[11]	13.35%	13.87%	15.92%
Global X Cannabis ETF[12]	-88.50%	-88.72%	-90.10%
Global X Cybersecurity ETF[13]	51.94%	55.35%	53.96%
Global X Thematic Growth ETF[14]	6.16%	7.59%	5.29%
Global X Video Games & Esports ETF[15]	28.87%	30.62%	30.74%
Global X Education ETF[16]	-51.52%	-51.39%	-50.89%
Global X Telemedicine & Digital Health ETF[17]	-19.67%	-19.87%	-18.61%
Global X China Biotech Innovation ETF[18]	-35.74%	-35.27%	-34.80%
Global X CleanTech ETF[19]	8.01%	8.74%	6.07%
Global X Data Center REITs & Digital Infrastructure ETF[20]	-7.78%	-8.34%	-7.74%
Global X Clean Water ETF[21]	-3.17%	-2.90%	-2.68%
Global X AgTech & Food Innovation ETF[22]	-37.67%	-37.47%	-37.32%
Global X Blockchain ETF[23]	-82.81%	-82.69%	-83.14%
Global X Hydrogen ETF[24]	-50.97%	-51.61%	-50.84%
Global X Solar ETF[25]	-8.79%	-8.12%	-8.17%
Global X Wind Energy ETF[26]	-28.96%	-27.70%	-28.51%
Global X Metaverse ETF[27]	-18.87%	-18.20%	-18.70%
Global X Green Building ETF[28]	-16.82%	-16.58%	-16.95%

1    For the period since inception on 05/04/16 to 11/30/22
2    For the period since inception on 05/09/16 to 11/30/22
3    For the period since inception on 05/09/16 to 11/30/22
4    For the period since inception on 09/12/16 to 11/30/22
5    For the period since inception on 09/12/16 to 11/30/22
6    For the period since inception on 09/12/16 to 11/30/22
7    For the period since inception on 03/06/17 to 11/30/22
8    For the period since inception on 04/13/18 to 11/30/22
9    For the period since inception on 05/11/18 to 11/30/22
10    For the period since inception on 04/05/19 to 11/30/22
11    For the period since inception on 04/12/19 to 11/30/22
12    For the period since inception on 09/17/19 to 11/30/22
13    For the period since inception on 10/25/19 to 11/30/22
14    For the period since inception on 10/25/19 to 11/30/22
15    For the period since inception on 10/25/19 to 11/30/22
16    For the period since inception on 07/10/20 to 11/30/22
17    For the period since inception on 07/29/20 to 11/30/22
18    For the period since inception on 09/22/20 to 11/30/22
19    For the period since inception on 10/27/20 to 11/30/22
20    For the period since inception on 10/27/20 to 11/30/22
21 For the period since inception on 04/08/21 to 11/30/22
22 For the period since inception on 07/12/21 to 11/30/22
23 For the period since inception on 07/12/21 to 11/30/22
24 For the period since inception on 07/12/21 to 11/30/22
25 For the period since inception on 09/08/21 to 11/30/22
26 For the period since inception on 09/08/21 to 11/30/22
27 For the period since inception on 04/26/22 to 11/30/22
28 For the period since inception on 04/11/22 to 11/30/22

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Indxx Millennials Thematic Index

The objective of the Indxx Millennials Thematic Index is to track the performance of U.S. listed companies that provide exposure to the millennial generation consumption trends, (collectively, "Millennial Companies"), as defined by Indxx, LLC, the provider of the Indxx Millennials Thematic Index. The millennial generation refers to the demographic in the U.S. with birth years ranging from 1980 to 2000.

The eligible universe of the Indxx Millennials Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (since the IPO launch date for Significant IPOs as defined by Indxx, LLC or three months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Millennials Thematic Index. The Indxx Millennials Thematic Index only includes companies listed in the United States. The Indxx Millennials Thematic Index is developed using a proprietary, multi-step research process to identify Millennial Companies. First, Indxx, LLC conducts fundamental research on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, Indxx, LLC determines key categories that appear to be most reflective of how individuals from the millennial generation spend their time and money (collectively, "Spending Categories"). As of January 31, 2023, Indxx, LLC has identified the following eight key Spending Categories for millennials: (1) Social and Entertainment, (2) Clothing and Apparel, (3) Travel and Mobility, (4) Food/Restaurants and Consumer Staples, (5) Financial Services and Investments, (6) Housing and Home Goods, (7) Education and Employment, and (8) Health and Fitness. These Spending Categories may change over time, as determined by Indxx, LLC.

After establishing these Spending Categories, Indxx, LLC uses a variety of sources - including, but not limited to: industry reports, investment research and financial statements published by companies - to identify companies with significant exposure to these Spending Categories. A company is determined to have significant exposure to the Spending Categories if (i) it derives a significant portion of its revenue from the Spending Categories, or (ii) it has stated its primary business to be in products and services focused on the Spending Categories, as determined by Indxx, LLC The companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Indxx Millennials Thematic Index.

In the final step of the selection process, Indxx, LLC conducts a composite analysis on the remaining companies to identify Millennial Companies within each of the Spending Categories. As part of this process, Indxx, LLC utilizes the fundamental research it has conducted on trends related to the millennial generation in order to evaluate companies based on quantitative and qualitative criteria that have been identified as being consistent with millennial demographics and consumer preferences. As of January 31, 2023, some examples of the criteria used in the evaluation process include but are not limited to: E-commerce, social and professional networks, digital media streaming services, athletic and outdoor apparel, multi-family apartments, and peer reviews/recommendations. A company identified as having significant exposure to a criteria will receive additional points as part of the composite scoring process. A company is determined to have significant exposure to a criteria based on its revenue exposure to that particular criteria (relative to the other companies in its Spending Category) or based on its primary stated area of business (relative to other companies in its Spending Category). Indxx, LLC then scores the companies based on these criteria to determine the companies that are most reflective of Millennial Companies within each Spending Category. These criteria will vary by Spending Category and are subject to evaluation by Indxx, LLC on an annual basis. A minimum of five and a maximum of fifteen companies from each Spending Category are included in the Indxx Millennials Thematic Index, primarily based on their score in the composite analysis conducted by Indxx, LLC.

The Indxx Millennials Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Millennials Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, information technology and financial services companies as well as real estate investment trusts ("REITs").

Indxx Global Health & Wellness Thematic Index

The objective of the Indxx Global Health & Wellness Thematic Index is to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, (collectively, "Health & Wellness Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Health & Wellness Thematic Index.

The eligible universe of the Indxx Global Health & Wellness Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Health & Wellness Thematic Index. The Indxx Global Health & Wellness Thematic Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Health & Wellness Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, Indxx, LLC has identified the following four themes that are expected to provide the most exposure to Health & Wellness Companies: (1) Healthy Food, Nutrition and Weight Loss, (2) Fitness and Fitness Apparel, (3) Nutritional Supplements and Preventive Health Care, (4) Anti-Aging and Wellness (collectively, "Health & Wellness Themes"). In order to be included in the Indxx Global Health & Wellness Thematic Index, a company must be identified as having significant exposure to these Health & Wellness Themes, as determined by Indxx, LLC. Indxx, LLC analyzes companies based on two primary criteria: revenue exposure and primary business operations. A company is to have significant exposure to the Health & Wellness Themes if (i) it derives a significant portion of its revenue from the sale of products or services from the Health & Wellness Themes, or (ii) it has stated its primary business to be in products and services focused on the Health & Wellness Themes, as determined by Indxx, LLC.

The Indxx Global Health & Wellness Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Global Health & Wellness Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, health care and information technology companies.

Indxx Aging Population Thematic Index

The Indxx Aging Population Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, "Aging Population Companies"), as defined by Indxx, LLC, the provider of the Indxx Aging Population Thematic Index.

The eligible universe of the Indxx Aging Population Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Aging Population Thematic Index. The Indxx Aging Population Thematic Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Aging Population Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, Indxx, LLC has identified the following four themes that are expected to provide the most exposure to Aging Population Companies: (1) Health Care Products, (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, "Aging Population Themes"). In order to be included in the Indxx Aging Population Thematic Index, a company must be identified as having significant exposure to these Aging Population Themes, as determined by Indxx, LLC. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Aging Population Themes if (i) it derives a significant portion of its revenue from the Aging Population Themes, or (ii) it has stated its primary business to be in products and services focused on the Aging Population Themes, as determined by Indxx, LLC.

The Indxx Aging Population Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Aging Population Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts ("REITs").

Indxx Global Fintech Thematic Index

The Indxx Global Fintech Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that provide financial technology products and services, including companies involved in mobile payments, peer-to-peer (P2P) and marketplace lending, financial analytics software and alternative currencies (collectively, "FinTech Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Fintech Thematic Index.

The eligible universe of the Indxx Global Fintech Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Fintech Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Fintech Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies FinTech Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the fintech industry in order to establish the themes that are expected to provide the most exposure to the growth of the fintech industry. As of January 31, 2023, Indxx, LLC has identified the following six fintech themes: (1) Mobile Payments, (2) P2P and Marketplace Lending, (3) Enterprise Solutions, (4) Blockchain and Alternative Currencies, (5) Crowdfunding, and (6) Personal Finance Software and Automated Wealth Management/Trading (collectively, "FinTech Themes"). In order to be included in the Indxx Global Fintech Thematic Index, a company must be identified as having significant exposure to these FinTech Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the FinTech Themes if (i), it derives a significant portion of its revenue from the FinTech Themes and (ii), it has stated its primary business to be in products and services focused on the FinTech Themes, in each case as determined by Indxx, LLC.

The Indxx Global Fintech Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Fintech Thematic Index. The Indxx Global Fintech

Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include financial and information technology companies.

Indxx Global Internet of Things Thematic Index

The Indxx Global Internet of Things Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the Internet of Things industry, including companies involved in wearable technology, home automation, connected automotive technology, sensors, networking infrastructure/software, smart metering and energy control devices (collectively, "Internet of Things Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Internet of Things Thematic Index. The Internet of Things refers to the network of physical objects (such as electronic devices, wearables, connected vehicles, infrastructure, equipment, smart home appliances, buildings) that are connected to the internet. Such objects often utilize embedded semiconductors, sensors, and software to collect, analyze, receive, and transfer data via networks enabled by technologies such as WiFi, 4G and 5G telecommunications infrastructure, and fiber optics.

The eligible universe of the Indxx Global Internet of Things Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Internet of Things Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Internet of Things Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Internet of Things Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the Internet of Things industry in order to establish the themes that are expected to provide the most exposure to the growth of the Internet of Things industry. As of January 31, 2023, Indxx, LLC has identified the following four Internet of Things themes: (1) Consumer Internet of Things Technology, (2) Equipment, Vehicle, and Infrastructure/Building Technology, (3) Semiconductors and Sensors and (4) Networking Infrastructure/Software (collectively, "Internet of Things Themes"). In order to be included in the Indxx Global Internet of Things Thematic Index, a company must be identified as having significant exposure to these Internet of Things Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Internet of Things Themes if (i), it derives a significant portion of its revenue from the Internet of Things Themes, (ii), it has stated its primary business to be in products and services focused on the Internet of Things Themes, as determined by Indxx, LLC. In addition, companies with more diversified revenue streams may also be included in the Indxx Global Internet of Things Thematic Index if they meet the following criteria: (1) identified as being critical to the IoT ecosystem due to scale in certain IoT technologies and services, (2) have a distinct business unit(s) focused on IoT products and services and (3) have a core competency that is expected to benefit from increased adoption of IoT, as determined by Indxx, LLC. Companies that meet these criteria are eligible for inclusion in the Indxx Global Internet of Things Thematic Index with a weighting cap of 2%.

The Indxx Global Internet of Things Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Internet of Things Thematic Index. The Indxx Global Internet of Things Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies.

Indxx Global Robotics & Artificial Intelligence Thematic Index

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Robotics & Artificial Intelligence Thematic Index.

The eligible universe of the Indxx Global Robotics & Artificial Intelligence Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Robotics & Artificial Intelligence Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Robotics & Artificial Intelligence Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Robotics & Artificial Intelligence Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the robotics and artificial intelligence industry in order to establish the themes that are expected to provide the most exposure to the growth of the robotics and artificial intelligence industry. As of January 31, 2023, Indxx, LLC has identified the following four robotics and artificial intelligence themes: (1) Industrial Robotics and Automation, (2) Unmanned Vehicles and Drones, (3) Artificial Intelligence and (4) Non-Industrial Robotics (collectively, "Robotics & Artificial Intelligence Themes"). In order to be included in the Indxx Global Robotics & Artificial Intelligence Thematic Index, a company must be identified as having significant exposure to these Robotics & Artificial Intelligence Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Robotics & Artificial Intelligence Themes if (i), it derives a significant portion of its revenue from the Robotics & Artificial Intelligence Themes, (ii), it has stated its primary business to be in products and services focused on the Robotics & Artificial Intelligence Themes, as determined by Indxx, LLC.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies.

Indxx U.S. Infrastructure Development Index

The Indxx U.S. Infrastructure Development Index is designed to measure the performance of U.S. listed companies that provide exposure to domestic infrastructure development, including companies involved in construction and engineering, production of infrastructure raw materials, composites and products; industrial transportation; and producers/distributors of heavy construction equipment (collectively, "U.S. Infrastructure Development Companies"), as defined by Indxx, LLC, the provider of the Indxx U.S. Infrastructure Development Index.

The eligible universe of the Indxx U.S. Infrastructure Development Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $1 million in order to be eligible for inclusion in the Index. The Indxx U.S. Infrastructure Development Index only includes companies listed in the United States.

From the eligible universe, Indxx, LLC identifies U.S. Infrastructure Development Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and spending trends related to infrastructure development in order to establish the themes that are expected to provide the most exposure to increased investment in U.S. infrastructure. As of January 31, 2023, Indxx, LLC has identified the following four U.S. infrastructure development themes: (1) Construction and Engineering Services, (2) Raw Materials and Composites, (3) Products and Equipment, and (4) Industrial Transportation (collectively, "U.S. Infrastructure Development Themes").

In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is eligible for inclusion in the Indxx U.S. Infrastructure Development Index if (i) it derives a significant portion of its revenue from the U.S. Infrastructure Development Themes, or (ii) it has stated its primary business to be in products and services focused on the U.S. Infrastructure Development Themes, as determined by Indxx, LLC. Furthermore, only companies that generate greater than 50% of revenues from the U.S. as of the index selection date, as determined by Indxx, LLC, are eligible for inclusion in the Indxx U.S. Infrastructure Development Index.

The Indxx U.S. Infrastructure Development Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx U.S. Infrastructure Development Index. The Indxx U.S. Infrastructure Development Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and materials companies.

Solactive Autonomous & Electric Vehicles Index

The Solactive Autonomous & Electric Vehicles Index is designed to provide exposure to exchange-listed companies that are involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric/hybrid vehicles, electric/hybrid vehicle components and materials, autonomous driving technology, and network connected services for transportation, (collectively, "Autonomous and Electric Vehicle Companies"), as defined by Solactive AG, the provider of the Solactive Autonomous & Electric Vehicles Index.

The eligible universe of the Solactive Autonomous & Electric Vehicles Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with the eligible markets, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Autonomous & Electric Vehicles Index. As of January 31, 2023, companies from the following countries were eligible for inclusion in the Solactive Autonomous & Electric Vehicles Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

From the eligible universe, Solactive AG identifies Autonomous and Electric Vehicle Companies by applying a proprietary natural language processing algorithm process that seeks to identify companies with exposure to the following categories:

•Electric Vehicles ("EV") - companies that produce electric/hybrid vehicles, including cars, trucks, motorcycles/scooters, buses, and electric rail.

•Electric Vehicle Components ("EVC") - companies that produce electric/hybrid vehicle components, including electric drivetrains, lithium-ion and other types of electric batteries, and fuel cells. In addition, companies that produce the chemicals and raw materials (including but not limited to lithium and cobalt) that comprise these electric/hybrid vehicle components are eligible for inclusion.

•Autonomous Vehicle Technology ("AVT") - companies that build autonomous vehicles and/or develop hardware and software that facilitates the development of autonomous vehicles, including sensors, mapping technology, artificial intelligence, advanced driver assistance systems, ride-share platforms, and network-connected services for transportation.

In order to be included in the Solactive Autonomous & Electric Vehicles Index, a company must be identified as having exposure to these categories based on the ranking it receives from the natural language processing algorithm ("Segment Score"), as determined by Solactive AG. Within each category listed above, companies are ranked by Solactive AG according to their respective Segment Score. Solactive AG then reviews the companies to ensure relevance to one or more of the categories above based on the business operations of the company. The Solactive Autonomous & Electric Vehicles Index is comprised of the highest ranking 15 companies in the EV segment, the highest ranking 30 companies in the EVC segment, and the highest ranking 30 companies in the AVT segment, as determined by Solactive AG and subject to certain buffer rules intended to reduce turnover.

The Solactive Autonomous & Electric Vehicles Index is weighted according to a modified capitalization weighting methodology and is reconstituted semi-annually. At the semi-annual reconstitution, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Solactive Autonomous & Electric Vehicles Index. The Solactive Autonomous & Electric Vehicles Index may include large-, mid- or small-capitalization companies, and components primarily include industrials, information technology, materials, and consumer discretionary companies.

Indxx Artificial Intelligence & Big Data Index

The Indxx Artificial Intelligence & Big Data Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the further development and utilization of artificial intelligence technology in their products and services, as well as to companies that provide hardware which facilitates the use of artificial intelligence for the analysis of big data (collectively, "Artificial Intelligence & Big Data Companies"), as defined by Indxx, LLC, the provider of the Indxx Artificial Intelligence & Big Data Index.

The eligible universe of the Indxx Artificial Intelligence & Big Data Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Artificial Intelligence & Big Data Index. As of January 31, 2023, companies listed or incorporated in the following countries were eligible for inclusion in the Indxx Artificial Intelligence & Big Data Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and the United States. In addition, ADRs and GDRs of companies incorporated or with primary listing in China are eligible for inclusion.

From the eligible universe, Indxx, LLC identifies Artificial Intelligence & Big Data Companies by applying a proprietary analysis that seeks to identify companies that can be classified in the following categories:

•Artificial Intelligence Developers

▪Artificial Intelligence Applied to Products and Services - Companies that have developed internal artificial intelligence capabilities (organically or through acquisition) and are applying artificial intelligence technology directly in their products and services. Artificial intelligence applications include but are not limited to language/ image processing and recognition, automated communications, threat detection, recommendation generation, and other predictive analytics.

▪Artificial Intelligence-as-a-Service ("AIaaS") for Big Data Applications - Companies that provide artificial intelligence capabilities to their customers as a service. Companies in this segment typically offer cloud-based platforms that allow their customers to apply artificial intelligence techniques to big data without the need for a direct investment in their own artificial intelligence-related infrastructure or capabilities.

•Artificial Intelligence and Big Data Analytics Hardware

◦Artificial Intelligence Hardware - Companies that produce semiconductors, memory storage and other hardware that is utilized for artificial intelligence applications. This currently includes, but is not limited to, companies that produce graphics processing units (GPUs), application-specific integrated circuit ("ASIC") chips, field-programmable gate array ("FPGA") chips, and all-flash array storage.

◦Quantum Computing - Companies that are developing quantum computing technology.  While currently in the process of being commercialized, quantum computing is expected to have significant potential for artificial intelligence and big data applications.

In order to be included in the Indxx Artificial Intelligence & Big Data Index, a company must be classified in the categories described above, as determined by Indxx, LLC. This classification is based on a composite analysis of public filings, products and services, official company statements and other information regarding direct involvement in the artificial intelligence and big data categories as described above. Eligible companies are then ranked by Indxx, LLC using a research framework that assesses a company's exposure to these categories. Companies must receive a minimum score within a given category to be selected in the Indxx Artificial Intelligence & Big Data Index, as determined by Indxx, LLC.

The Indxx Artificial Intelligence & Big Data Index is weighted according to a modified capitalization weighting methodology and is reconstituted annually with a semi-annual re-weighting. The Indxx Artificial Intelligence & Big Data Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies.

Solactive Genomics Index

The Solactive Genomics Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of genomic science and biotechnology, as well as applications thereof (collectively, "Genomics & Biotechnology Companies"), as defined by Solactive AG, the provider of the Solactive Genomics Index. In order to be eligible for inclusion in the Solactive Genomics Index, a company is considered by Solactive AG to be a Genomics & Biotechnology Company if it derives at least 50% of its revenue, operating income, or assets from genomics and/or biotechnology, as determined by Solactive AG. These companies include those involved in the following business activities, as determined by Solactive AG: (i) gene editing, (ii) genomic sequencing, (iii) development and testing of genetic medicine/therapies, (iv) computational genomics and genetic diagnostics, and/or (v) biotechnology.

In constructing the Solactive Genomics Index, Solactive AG first establishes the eligible universe by utilizing FactSet sector classifications: only companies classified by FactSet as healthcare companies are eligible for the Solactive Genomics Index. Solactive AG then applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the genomics industry based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Gene Editing: Companies that develop technology for the insertion, deletion, or replacement of DNA at a specific site in the genome of an organism.
ii.Genomic Sequencing: Companies that are engaged in the process of determining the complete DNA sequence of an organism's genome.
iii.Genetic Medicine/Therapies: Companies that seek to detect, cure or treat diseases by identifying and/or modifying an organism's gene expression or functioning.
iv.Computational Genomics and Genetic Diagnostics: Companies that use computational and statistical analysis to decipher biological insights from genome sequences and related data.
v.Biotechnology: Companies that combine biologic processes and technology to develop products and services.

The eligible universe of the Solactive Genomics Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Genomics Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Genomics Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Solactive Genomics Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. The Solactive Genomics Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Solactive Genomics Index had 40 constituents.

Indxx Global Cloud Computing Index

The Indxx Global Cloud Computing Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of cloud computing technology, including but not limited to companies whose principal business is in offering computing Software-as-a-Service ("SaaS"), Platform-as-a-Service ("PaaS"), Infrastructure-as-a-Service ("IaaS"), managed server storage space and data center real estate investment trusts ("REITs"), and/or cloud and edge computing infrastructure and hardware (collectively, "Cloud Computing Companies"), as defined by Indxx LLC, the provider of the Indxx Global Cloud Computing Index.

In constructing the Indxx Global Cloud Computing Index, Indxx LLC first identifies FactSet Industries related to cloud computing. Companies within these Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to cloud computing activities. To be eligible for the Indxx Global Cloud Computing Index, a company is considered by Indxx LLC to be a Cloud Computing Company if the company generates at least 50% of its revenues from cloud computing activities, as determined by Indxx LLC. Indxx LLC classifies Cloud Computing Companies as those companies that (i) license and deliver software over the internet on a subscription basis (SaaS), (ii) provide a platform for creating software applications which are delivered over the internet (PaaS), (iii) provide virtualized computing infrastructure over the internet (IaaS), (iv) own and manage facilities customers use to store data and servers, including data center REITs, and/or (v) manufacture or distribute infrastructure and/or hardware components used in cloud and edge computing activities, as determined by Indxx LLC. In addition, companies that generate at least $500 million of revenue from providing public cloud infrastructure (but less than 50% of their overall revenues), are eligible for inclusion in the Indxx Global Cloud Computing Index. These companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance.

To be a part of the eligible universe of the Indxx Global Cloud Computing Index, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Cloud Computing Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Indxx Global Cloud Computing Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Indxx Global Cloud Computing Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Indxx Global Cloud Computing Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Indxx Global Cloud Computing Index had 36 constituents.

Cannabis Index

The Cannabis Index is designed to provide exposure to exchange-listed companies that are active in the cannabis industry (collectively, "Cannabis Companies"), as defined by Solactive AG, the provider of the Cannabis Index. In order to be eligible for inclusion in the Cannabis Index, a company is considered by Solactive AG to be a Cannabis Company if it derives at least 50% of its revenue, operating income, or assets from the cannabis industry. The cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of marijuana, as well as extracts, derivative products or synthetic versions thereof; (ii) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (iii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iv) pharmaceutical applications of cannabis; (v) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; (vi) products that may be used to consume cannabis; and (vii) the provision of software and/or online marketplaces or platforms primarily for the cannabis sector. In addition, companies that Solactive AG expects to derive at least 50% of future revenue, operating income or assets from the cannabis industry based on its review of their primary business operations, capital investments and/or operating expenses, as well as other public statements, are eligible for inclusion in the Cannabis Index ("Pre-Revenue Companies"). Pre-Revenue Companies are subject to an aggregate weight cap of 15% at each quarterly rebalance. Additionally, Pre-Revenue Companies do not count towards satisfaction of the Fund's policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Cannabis Companies, and in ADRs and GDRs based on such securities.
To be a part of the eligible universe of the Cannabis Index, a Cannabis Company must be listed on a regulated stock exchange that requires issuers to maintain compliance with all laws, rules and regulations applicable to their business. As such, the Cannabis Index is designed to invest in Cannabis Companies that represent that they operate cannabis-related business activities, or supply products and perform services for companies that grow, produce, distribute, or sell cannabis or products derived from cannabis, in a manner that is legal under all laws, rules and regulations applicable to the company's business. A company must also meet certain minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last three and/or six months greater than or equal to $2 million in order to be eligible for inclusion in the Cannabis Index as of the selection date. Companies in the Cannabis Index must retain a minimum market capitalization of $80 million and average daily turnover for the last three and/or six months greater than or equal to $1.4 million as of the selection date in order to be eligible to remain in the Cannabis Index. The aforementioned criteria may be reduced , as per the Cannabis Index methodology, in the event that fewer than 25 companies meet these criteria. The market capitalization minimum requirement can be reduced to $50 million for new index constituents and $35 million for companies that are already index constituents. Similarly, the average daily turnover minimum requirement can be reduced to $500,000 for new index constituents and $200,000 for companies that are already index constituents. If there are still an insufficient number of companies that meet these reduced criteria to fulfill the weighting scheme requirements, the market capitalization and average daily turnover criteria can be reduced stepwise by 10% for companies that are index constituents until the index retains a sufficient number of securities. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Cannabis Index: Australia, Canada, United Kingdom, and the United States.

The Cannabis Index is weighted according to modified effective market capitalization, using a scheme that accounts for liquidity in determining final weights and is reconstituted and re-weighted quarterly. Additionally, on an intra-quarter basis, if the Index Provider determines that a constituent of the Cannabis Index does not meet the index requirements with respect to compliance with laws, rules and regulations, the Index Provider may remove such constituent outside of the regular rebalance schedule. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Cannabis Index may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization and small-capitalization companies. As of January 31, 2023, the Cannabis Index had 17 constituents. The Fund's investment objective and Cannabis Index may be changed without shareholder approval.

Global X Cybersecurity ETF

The Global X Cybersecurity ETF is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased adoption of cybersecurity technology, including but not limited to companies whose principal business is in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices (collectively, "Cybersecurity Companies"), as determined by Indxx LLC, the provider of the Global X Cybersecurity ETF.

In constructing the Global X Cybersecurity ETF, Indxx LLC first identifies FactSet Industries related to cybersecurity. Companies within these FactSet Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to cybersecurity activities. To be eligible for the Global X Cybersecurity ETF as a Cybersecurity Company, a company must generate at least 50% of its revenues from cybersecurity activities, which Indxx LLC classifies as the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices.

To be a part of the eligible universe of the Global X Cybersecurity ETF, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last six months (or since the IPO launch date for Significant IPOs as defined by Indxx LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Global X Cybersecurity ETF. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Global X Cybersecurity ETF: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Global X Cybersecurity ETF is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Global X Cybersecurity ETF may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization companies. As of January 31, 2023, the Global X Cybersecurity ETF had 23 constituents.

Solactive Thematic Growth Index

The Solactive Thematic Growth Index seeks to provide broad exposure to thematic growth strategies using a portfolio of exchange-traded funds (each, an "Underlying ETF"). The Solactive Thematic Growth Index allocates index weights among the Underlying ETFs based on a quantitative methodology developed by Solactive AG, the provider of the Solactive Thematic Growth Index, which is designed to determine the selection and weighting of the eligible Underlying ETFs. The share prices of the Underlying ETFs are expected to track the performance of equities in developed or emerging markets that provide exposure to structurally disruptive macro-trends.

The Solactive Thematic Growth Index is constructed from the eligible universe of Underlying ETFs, each of which is issued by Global X Funds® and is determined by Solactive AG to provide exposure to structurally disruptive macro-trends and the underlying investments that stand to benefit from the materialization of those trends ("Global X Thematic Growth ETFs"). Structurally disruptive macro-trends typically eschew traditional sector and geographic classifications, and may stem from advancements in disruptive technology, changing consumer habits and demographics, or changing needs for infrastructure or finite resources. The Underlying Index is equal weighted. On an annual basis, the Underlying Index is reconstituted to allocate exposure to a subset of the eligible Underlying ETFs using a quantitative methodology that ranks each of the eligible Underlying ETFs based on realized sales growth. In order to calculate the realized sales growth for a given Underlying ETF, Solactive AG calculates the realized sales growth of each component security of each eligible Underlying ETF. The realized sales growth of each component security of the Underlying ETF is then used to calculate the aggregate realized sales growth for the Underlying ETF, based on the respective weights of the component securities in the Underlying ETF. Realized sales growth is determined by calculating the difference between a component security's revenue over the previous 12 months from the date of the rebalance and its revenue over the 12 months prior to the previous rebalance date. In addition to the annual reconstitution, the Solactive Thematic Growth Index is reweighted on a semi-annual basis. As of January 31, 2023, the Underlying ETFs eligible for inclusion in the Solactive Thematic Growth Index are: Global X Aging Population ETF, Global X AgTech & Food Innovation ETF, Global X Artificial Intelligence & Technology ETF, Global X Autonomous & Electric Vehicles ETF, Global X Blockchain ETF, Global X Cannabis ETF, Global X China Biotech Innovation ETF, Global X Clean Water ETF, Global X CleanTech ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X E-Commerce ETF, Global X Education ETF, Global X Emerging Markets Internet & E-commerce ETF, Global X FinTech ETF, Global X Genomics & Biotechnology ETF, Global X Health & Wellness ETF, Global X Hydrogen ETF, Global X Internet of Things ETF, Global X Lithium and Battery Tech ETF, Global X Millennial Consumer ETF, Global X Renewable Energy Producers ETF, Global X Robotics & Artificial Intelligence ETF, Global X Social Media ETF, Global X Telemedicine & Digital Health ETF, Global X U.S. Infrastructure Development ETF, Global X Video Games & Esports ETF, Global X Metaverse ETF, Global X Disruptive Materials ETF, Global X Green Building ETF, Global X Solar ETF and Global X Wind Energy ETF.

Solactive Video Games & Esports Index

The Solactive Video Games & Esports Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased consumption related to video games and esports, including companies whose principal business is in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware (collectively, "Video Games & Esports Companies"), as defined by Solactive AG, the provider of the Solactive Video Games & Esports Index.

In constructing the Solactive Video Games & Esports Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which screens filings, disclosures and other public information (e.g., regulatory filings, earnings transcripts, etc.) for keywords that describe the index theme, to identify and rank companies with direct exposure to the video games and esports industry. Companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG on the basis of revenue related to video games and esports activities. To be eligible for the Solactive Video Games & Esports Index, a company is considered by Solactive AG to be a Video Games & Esports Company if the company generates at least 50% of its revenues from video games and esports activities, as determined by Solactive AG. Video Games & Esports Companies are those companies that (i) develop and/or publish video games, (ii) facilitate the streaming or distribution of video gaming and/or esports content, (iii) operate and/or own competitive esports leagues and/or competitive esports teams, and/or (iv) produce hardware used in video games and/or esports, including augmented and virtual reality.

To be a part of the eligible universe of the Solactive Video Games & Esports Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Video Games & Esports Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Video Games & Esports Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Video Games & Esports Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Video Games & Esports Index may include large-, mid- or small-capitalization companies. As of January 31, 2023, the Solactive Video Games & Esports Index had 50 constituents.

Indxx Global Education Thematic Index

The objective of the Indxx Global Education Thematic Index is to provide exposure to exchange-listed companies globally that provide educational products and services, including companies primarily involved in digital learning and educational content/

publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms, (collectively, "Education Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Education Thematic Index.

The eligible universe of the Indxx Global Education Thematic Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with developed and emerging markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Education Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Education Thematic Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

From the eligible universe, Indxx, LLC identifies Education Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the education industry in order to establish the themes that are expected to provide the most exposure to the growth of the education industry. As of January 31, 2023, Indxx, LLC has identified the following five education themes (collectively, "Education Themes"):

i.Educational Content/Publishing: Includes companies involved in developing, providing and publishing educational content, including but not limited to companies providing digital content for test preparations, language learning courses, and traditional and interactive e-textbooks for purchase or rental.
ii.Digital Learning Platforms: Includes companies which are involved in providing digital learning platforms, MOOCs (Massive Open Online Courses), accredited online courses, recognized educational degrees, vocational training, educational games and training/tutor services, content delivery tools (e.g. digital whiteboards), augmented/virtual reality-based education/training, and artificial intelligence tools for augmenting teaching and learning.
iii.Early Childhood Education: Includes companies involved in providing early/pre-school education services, managing child-care centers and related services.
iv.Secondary, Higher and Professional Education: Includes companies that provide campus-based courses, classroom-based tutoring services and companies providing professional education services and programs excluding for-profit schools/universities.
v.Enterprise Video and Chat Communication Platforms: Includes companies that provide cloud-based platforms with communications capabilities such as voice, video and messaging to its users.

In order to be included in the Indxx Global Education Thematic Index, a company must be identified by Indxx, LLC as having significant exposure to one or more of these Education Themes, as determined by Indxx, LLC. In the second step of the process, Indxx, LLC analyzes companies based on revenue exposure to the Education Themes. A company is identified as having significant exposure to the Education Themes if it derives a significant portion of its revenue from the sale of products or services from one or more of the Education Themes, as determined by Indxx, LLC.

The Indxx Global Education Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company- level diversification. Additionally, Enterprise Video and Chat Communication Platforms are subject to an aggregate weight cap of 15% at each semi-annual rebalance. The Indxx Global Education Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary and communication services companies.

Solactive Telemedicine & Digital Health Index

The Solactive Telemedicine & Digital Health Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of telemedicine and digital health, as well as applications thereof (collectively, "Telemedicine & Digital Health Companies"), as defined by Solactive AG, the provider of the Solactive Telemedicine & Digital Health Index. In order to be eligible for inclusion in the Solactive Telemedicine & Digital Health Index, a company is considered by Solactive AG to be a Telemedicine & Digital Health Company if it derives at least 50% of its revenue, operating income, or assets from telemedicine and/or digital health. These companies include those involved in the following business activities: (i) telemedicine, (ii) healthcare analytics, (iii) connected healthcare devices, and/or (iv) administrative digitization.

In constructing the Solactive Telemedicine & Digital Health Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the telemedicine and digital health industry based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Telemedicine: Companies that connect physicians and patients digitally, facilitating a range of medical activities that include diagnosis, treatment, and medication management, as well as offering online pharmaceutical services, and/or providing internet healthcare platforms.
ii.Healthcare Analytics: Companies that collect, produce, utilize, and/or store data for healthcare related statistical and/or computational analyses, including artificial intelligence analyses and cloud-based analytics platforms.
iii.Connected Healthcare Devices: Companies that develop healthcare devices which automatically transmit data and results to patients and/or physicians to assist in real-time, dynamic patient treatment and preventative care.
iv.Administrative Digitization: Companies that enhance healthcare provider management processes including patient intake, staffing solutions, revenue/billing cycle management, digital healthcare security, as well as doctor/hospital search, booking and/or rating services for patient use.

The eligible universe of the Solactive Telemedicine & Digital Health Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Telemedicine & Digital Health Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Telemedicine & Digital Health Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Telemedicine & Digital Health Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Telemedicine & Digital Health Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Solactive Telemedicine & Digital Health Index had 40 constituents.

Solactive China Biotech Innovation Index

The Solactive China Biotech Innovation Index is designed to provide exposure to exchange-listed companies that are directly involved in China’s biotechnology industry. The securities eligible for inclusion in the Solactive China Biotech Innovation Index include:

•H-Shares (securities of companies incorporated in China that are denominated in Hong Kong Dollars and listed on the Hong Kong Stock Exchange (the "HKSE"));
•Red Chips (securities of companies with a majority of their business operations in mainland China and that are controlled by the national government or local governments of China, traded on the HKSE in Hong Kong dollars);
•P-Chips (securities of companies with the majority of their business operations in mainland China and controlled by individuals in China, but that are incorporated outside of China);
•A-Shares (securities of companies incorporated in mainland China that trade on Chinese exchanges in renminbi) that are accessible through the Shanghai-Hong Kong Stock Connect program ("Shanghai Connect") or the Shenzhen-Hong Kong Stock Connect program ("Shenzhen Connect", and together with Shanghai Connect, "Stock Connect Programs"); and
•Foreign listings such as American Depository Receipts ("ADRs").

The Stock Connect Programs are securities trading and clearing programs that aim to achieve mutual stock market access between China and Hong Kong. Under the Stock Connect Programs, the Fund's trading of eligible A-Shares listed on the

Shanghai Stock Exchange ("SSE") or Shenzhen Stock Exchange ("SZSE"), as applicable, would be effectuated through its Hong Kong brokers. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under Stock Connect Programs each day, and as such, buy orders for A-Shares would be rejected once the daily quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the daily quota balance). The daily quota is not specific to the Fund. From time to time, other stock exchanges in China may participate in Stock Connect Programs, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect Programs may be added to the Underlying Index, as determined by Solactive AG, the provider of the Solactive China Biotech Innovation Index.

In constructing the Solactive China Biotech Innovation Index, Solactive AG utilizes FactSet Industry classifications to identify companies that are directly involved in the biotechnology industry. Only those securities classified in the biotechnology industry according to FactSet as of each rebalance date are eligible for inclusion in the Solactive China Biotech Innovation Index.

To be a part of the eligible universe of the Solactive China Biotech Innovation Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum free float market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive China Biotech Innovation Index.

The Solactive China Biotech Innovation Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at 40%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive China Biotech Innovation Index may include large-, mid- or small-capitalization companies, and components primarily include health care companies. As of January 31, 2023, the Solactive China Biotech Innovation Index had 26 constituents.

Indxx Global CleanTech Index

The Indxx Global CleanTech Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of technologies focused on improving the efficiency of renewable energy production and/or mitigating the adverse environmental effects of resource consumption (“CleanTech”), including, but not limited to, companies whose principal business is in developing technology relating to renewable energy, energy efficiency and storage, smart grid, lithium-ion batteries and/or fuel cells, and/or pollution prevention/amelioration (collectively, "CleanTech Companies"), as defined by Indxx LLC, the provider of the Indxx Global CleanTech Index.

In constructing the Indxx Global CleanTech Index, Indxx LLC first identifies FactSet Industries related to CleanTech. Companies within these Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to CleanTech activities. To be eligible for the Indxx Global CleanTech Index, a company is considered by Indxx LLC to be a CleanTech Company if the company generates at least 50% of its revenues from developing technologies and/or equipment relating to: (i) renewable energy production, (ii) residential and commercial energy efficiency and storage, (iii) smart grid implementation, (iv) lithium-ion batteries and/or fuel cells, or (v) preventing/ameliorating the negative environmental effects of pollution, in each case, as determined by Indxx LLC.

To be a part of the eligible universe of the Indxx Global CleanTech Index, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global CleanTech Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Indxx Global CleanTech Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States

The Indxx Global CleanTech Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 6%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at

40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Indxx Global CleanTech Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies. As of January 31, 2023, the Indxx Global CleanTech Index had 29 constituents.

Solactive Data Center REITs & Digital Infrastructure Index

The Solactive Data Center REITs & Digital Infrastructure Index is designed to provide exposure to companies that have business operations in the fields of data centers, cellular towers, and/or digital infrastructure hardware. Specifically, the Solactive Data Center REITs & Digital Infrastructure Index will include securities issued by “Data Center REITs & Digital Infrastructure Companies” as defined by Solactive AG, the provider of the Solactive Data Center REITs & Digital Infrastructure Index (the "Index Provider"). Data Center REITs & Digital Infrastructure Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Data Center Companies: Companies that own, operate, and/or develop data centers (including data center REITs (as defined below)), which are publicly-listed companies that own and manage facilities that customers use to safely and efficiently store computer servers and data. Data Center Companies offer a range of products and services to help secure, maintain, and facilitate the use of servers and data within data centers, including providing uninterruptable power supplies, temperature regulation, and physical security.

ii.Cellular Tower Companies: Companies that own, operate and/or develop cellular towers (including cellular tower REITs), which are publicly-listed companies that lease antennae and equipment space on cellular towers to wireless carriers. Wireless carriers utilize the cellular tower space provided by Cellular Tower Companies to operate antennae and equipment that transmit and receive the signal reception of cellular phones, televisions, radios, and other wireless communication devices.

iii.Digital Infrastructure Hardware Companies: Companies that manufacture, design, and/or assemble the servers and/or other hardware often used in data centers and cellular towers, including data center servers, processors and data center switches.

Data Center Companies and Cellular Tower Companies can be (but are not required to be) structured as real estate investment trusts (“REITs”), which are publicly listed companies that own or finance income-producing real estate assets. In order to qualify as a REIT under the Internal Revenue Code of 1986, as amended, a company needs to satisfy several regulatory requirements including but not limited to:

i.Investing at least 75% of its assets in real estate.

ii.Deriving at least 75% of its gross income from rents from real property, interest on mortgages financing real property, or from sales of real estate.

iii.Distributing at least 90% of its taxable income in the form of shareholder dividends each year.

In constructing the Solactive Data Center REITs & Digital Infrastructure Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies that operate data centers and/or companies with direct exposure to digital infrastructure based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from Data Center REITs and/or Digital Infrastructure.

The eligible universe of the Solactive Data Center REITs & Digital Infrastructure Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Data Center REITs & Digital Infrastructure Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Data Center REITs & Digital Infrastructure Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Data Center REITs & Digital Infrastructure Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a Data Center Company or Cellular Tower Company (defined by the Index Provider as companies that own, operate, and/or develop data centers (including data center REITs) and cellular towers (including Cellular Tower REITs)), respectively, is capped at 12% and the maximum weight of a Digital Infrastructure Hardware Company (defined by the Index Provider as companies that manufacture the servers and/or other hardware often used in data centers and cellular towers, including semiconductors, integrated circuits, and processors) is capped at 2%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies but may increase the number of constituents included within the Solactive Data Center REITs & Digital Infrastructure Index. The Solactive Data Center REITs & Digital Infrastructure Index may include large-, mid- or small-capitalization companies, and components primarily include and components primarily include real estate and information technology companies. As of January 31, 2023, the Solactive Data Center REITs & Digital Infrastructure Index had 24 constituents.

Solactive AgTech & Food Innovation Index

The Solactive AgTech & Food Innovation Index is designed to provide exposure to companies that are positioned to benefit from further advances in the fields of agricultural technology (“AgTech”) and food innovation. Specifically, the Solactive AgTech & Food Innovation Index will include securities issued by “AgTech & Food Innovation Companies” as defined by Solactive AG, the provider of the Solactive AgTech & Food Innovation Index. “AgTech & Food Innovation Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

•AgTech
◦Precision Agriculture: Technologies used to increase crop yields and reduce levels of traditional agricultural inputs (land, water, fertilizer, etc.) to grow crops more profitably/efficiently. Business activities include the development of Geographic Information System (“GIS”) software and hardware for GIS-based agriculture, precision weed control technologies, soil and water sensors, weather tracking, and satellite imaging.
◦Robotics/Automation: Technologies used to reduce labor and other farming inputs. Business activities include the development of farming drones and autonomous farm equipment for irrigation, soil management (agronomy), pollination, harvesting and processing (e.g. robotic-enabled harvesters).
◦Controlled Environment Agriculture (“CEA”): Technologies and systems that optimize plant and/or fish farming and use controlled environments to reduce the types and/or quantity of inputs required for farming. Business activities include vertical farming, hydroponics, aquaponics and aeroponics.
◦Agricultural Biotechnology: Biological/genetic technologies used to enhance agricultural cultivation and yield. Business activities include the use of gene editing to develop crops with higher yield, less water requirements, greater insect resistance, etc.
•Food Innovation
◦Protein & Dairy Alternatives: Products containing protein-rich ingredients sourced from plants, insects, fungi, or through tissue culture that replace conventional animal-based protein sources like meat and dairy. Business activities include the development of plant-based and/or food-technology (e.g. molecular based) alternative proteins and dairy.
◦Food Waste Reduction: Technologies and/or systems designed to reduce food-waste in the supply chain. Business activities include the development of technology to track, monitor, and/or preserve food (e.g. blockchain-based food sourcing and tracking systems and software), as well as the development of products and services (e.g. marketplaces) that reduce food waste.

In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified AgTech & Food Innovation Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue AgTech & Food Innovation Companies”), are eligible for inclusion in the Solactive AgTech & Food Innovation Index if there are fewer than 30 eligible AgTech & Food Innovation Companies. Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are collectively subject to an aggregate weight cap of 15% at each semi-annual rebalance.

In constructing the Solactive AgTech & Food Innovation Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of agriculture technology and food innovation based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified AgTech & Food Innovation Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue AgTech & Food Innovation Companies.

To be a part of the eligible universe of the Solactive AgTech & Food Innovation Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive AgTech & Food Innovation Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive AgTech & Food Innovation Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive AgTech & Food Innovation Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 48%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are subject to an individual weight cap of 4% and an aggregate weight cap of 15% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive AgTech & Food Innovation Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples and materials companies. As of January 31, 2023, the Solactive AgTech & Food Innovation Index had 30 constituents.

Solactive Blockchain Index

The Solactive Blockchain Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of blockchain technology. A blockchain is a peer-to-peer shared, distributed ledger (or decentralized database) that facilitates the recording of transactions and tracking of assets without the need for the use of a central authority acting as a trusted intermediary (i.e., a bank). Certain users, known as nodes, elect to maintain a copy of the database (“ledger”) on their computer. Nodes connect on a peer-to-peer basis with other nodes, propagating transactions and blocks across the network to be independently verified by other nodes according to the network’s rules. Transactions are aggregated into blocks which record the time and sequence of transactions, like new pages of a ledger. “Blocks” are linked together with the prior block to form a “chain”, or a “blockchain”, which grows linearly in time with the addition of each subsequent block, or page of the ledger. The resulting blockchain is a distributed, time-stamped ledger of information—because the rules for adding information to the ledger are public, any transactions and new pages of the ledger can be independently verified by any user maintaining a copy of the ledger, resulting in a shared and continually reconciled database. Blockchains may also be private or public networks. A public blockchain network is a publicly available set of rules that anyone can download and run to participate in the network. A private blockchain network is a centralized blockchain that requires an invitation from the originator of the network to participate. Specifically, the Solactive Blockchain Index will include securities issued by “Blockchain Companies” as defined by Solactive AG, the provider of the Solactive Blockchain Index. “Blockchain Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Digital Asset Mining: Companies involved in verifying and adding digital asset transactions to a blockchain ledger (i.e. digital asset mining), or that produce technology used in digital asset mining.
2.Blockchain & Digital Asset Transactions: Companies that operate trading platforms/exchanges, custodians, wallets, and/or payment gateways for digital assets issued on a blockchain.
3.Blockchain Applications: Companies involved in the development and distribution of applications and software services related to blockchain technology and digital assets issued on a blockchain, including smart contracts.
4.Blockchain & Digital Asset Hardware: Companies that manufacture and distribute infrastructure and/or hardware used for blockchain activities and digital assets issued on a blockchain.

5.Blockchain & Digital Asset Integration: Companies that provide engineering and consulting services for the adoption and utilization of blockchain technology and digital assets issued on a blockchain. For purposes of the definition of “Blockchain Companies”, the Index Provider will consider only those revenues, operating income, or assets from consulting and/or engineering services specifically related to blockchain and digital asset technologies.

The Fund will not invest in digital assets (including cryptocurrencies) (i) directly or (ii) indirectly through the use of digital asset derivatives.

In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Blockchain Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Blockchain Companies”, are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Blockchain Companies. Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Blockchain Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the blockchain fields based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Blockchain Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Blockchain Companies.

To be a part of the eligible universe of the Solactive Blockchain Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 6 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Solactive Blockchain Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Blockchain Index is weighted according to a modified effective market capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified effective market capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Blockchain Index may include large-, mid- or small-capitalization companies, and components primarily include information technology and financials companies. As of January 31, 2023, the Solactive Blockchain Index had 24 constituents.

Solactive Global Clean Water Industry Index

The Solactive Global Clean Water Industry Index is designed to provide exposure to companies that have business operations in the provision of clean water. Specifically, the Solactive Global Clean Water Industry Index will include securities issued by “Clean Water Companies” as defined by Solactive AG, the provider of the Solactive Global Clean Water Industry Index. Clean Water Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Industrial water treatment, recycling (including water reclamation), purification, and conservation.
2.Water storage, transportation, metering, and distribution infrastructure.
3.Production of household and commercial water purifier and heating products.

4.Provision of consulting services identifying and implementing water efficiency strategies at the corporate and/or municipal levels.

In constructing the Solactive Global Clean Water Industry Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the provision of clean water based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). Solactive AG also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Global Clean Water Industry Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Solactive Global Clean Water Industry Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Global Clean Water Industry Index, as determined by Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the provision of clean water.

To be a part of the eligible universe of the Solactive Global Clean Water Industry Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Global Clean Water Industry Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Global Clean Water Industry Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Solactive Global Clean Water Industry Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Global Clean Water Industry Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Solactive Global Clean Water Industry Index had 39 constituents.

Solactive Global Hydrogen Index

The Solactive Global Hydrogen Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of hydrogen technology. Hydrogen technology includes products and services focused on the development and implementation of hydrogen gas as a renewable fuel source. Hydrogen technology may play an important role in the transition toward renewable energy from fossil fuels. Specifically, the Solactive Global Hydrogen Index will include securities issued by “Hydrogen Companies” as defined by Solactive AG, the provider of the Solactive Global Hydrogen Index. “Hydrogen Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Hydrogen Production: Companies involved in the production, transportation, storage, and distribution of hydrogen (including renewable hydrogen) that can be used as an energy source.
2.Hydrogen Fuel Cells: Companies that develop and/or manufacture fuel cells (and the components thereof) that convert chemical energy into electricity and heat, powered by hydrogen fuel and/or reformed hydrogen-rich gas.
3.Hydrogen Technology: Companies involved in the production of hydrogen electrolyzers (which produce hydrogen gas from water), tanks and pipelines, commercial and residential infrastructure, generators, engines, and vehicles powered by hydrogen fuel cells, as well as hydrogen fueling stations.
4.Hydrogen Integration: Companies that provide engineering and consulting services for the adoption and utilization of hydrogen-based fuel and/or energy sources at the residential, commercial, and industrial levels.

In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Hydrogen Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Hydrogen Companies”), are eligible for inclusion in the Solactive Global Hydrogen Index if there are fewer than 25 eligible Hydrogen Companies. Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Global Hydrogen Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of hydrogen and fuel cells based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Hydrogen Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Hydrogen Companies.

To be a part of the eligible universe of the Solactive Global Hydrogen Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 6 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Solactive Global Hydrogen Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Global Hydrogen Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets

The Solactive Global Hydrogen Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Global Hydrogen Index may include large-, mid- or small-capitalization companies, and components primarily include industrials companies. As of January 31, 2023, the Solactive Global Hydrogen Index had 25 constituents.

Solactive Solar Index

The Solactive Solar Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of solar technology. Specifically, the Solactive Solar Index consists of securities issued by “Solar Companies” as defined by Solactive AG, the provider of the Solactive Solar Index. Solar Companies are those companies that derive at least 50% of their revenues from the following business activities:

Solar Energy Materials: Companies involved in the production of raw materials that are primarily used in photovoltaic solar cells or concentrating solar-thermal mirrors or lenses (including silicon, cadmium telluride, copper indium gallium deselenide, titanium dioxide, and/or perovskite).

Solar Energy Systems & Components: Companies involved in the development and/or manufacturing of solar energy systems (and the components thereof) that harness energy from the photovoltaic effect or from sunlight to generate electricity. For example, a company involved in the production of solar panels may be categorized as having business activities related to Solar Energy Systems & Components. Solar panels consist of an arrangement of solar photovoltaic cells mounted in a framework for installation.

Solar Power Production: Companies that generate and distribute electricity from light energy.

Solar Technology: Companies that develop commercial and residential infrastructure, generators, and engines powered by solar energy, as well as residential and commercial scale batteries for electricity produced from solar power, and solar-powered charging systems for electric vehicles or other electric devices.

Solar Installation, Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, integration, maintenance, and/or utilization of solar power at the residential, commercial, and industrial levels.

In constructing the Solactive Solar Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the field of solar technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). Solactive AG also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Solar Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Solactive Solar Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Solar Index, as determined by Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above.

To be a part of the eligible universe of the Solactive Solar Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Solar Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Solar Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Solactive Solar Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Solar Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Solar Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Solactive Solar Index had 50 constituents.

Solactive Wind Energy Index

The Solactive Wind Energy Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of wind energy technology. Specifically, the Solactive Wind Energy Index will include securities issued by “Wind Energy Companies” as defined by Solactive AG, the provider of the Solactive Wind Energy Index. Wind Energy Companies are those companies that derive at least 50% of their revenues from the following business activities:

Wind Energy Systems: Companies involved in development, manufacturing, integration, and/or maintenance of turbine components and turbines that harness energy from the wind and convert it into electrical power.

Wind Power Production: Companies that generate and distribute electricity from wind power.

Wind Energy Technology: Companies that develop commercial and residential infrastructure and systems powered by wind energy, as well as residential and commercial scale batteries for electricity produced from wind power.

Wind Power Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, maintenance, and/or utilization of wind energy at the residential, commercial, and industrial levels.

In addition, companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Wind Energy Companies”), are eligible for inclusion in the

Solactive Wind Energy Index if there are fewer than 25 eligible Wind Energy Companies. Pre-Revenue Wind Energy Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Wind Energy Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in field of wind energy technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The Index Provider also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Wind Energy Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Wind Energy Index, as determined by the Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Wind Energy Companies.

To be a part of the eligible universe of the Solactive Wind Energy Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Wind Energy Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Solactive Wind Energy Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Wind Energy Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Pre-Revenue Wind Energy Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Wind Energy Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Solactive Wind Energy Index had 29 constituents.

Global X Metaverse Index

The Global X Metaverse Index is owned and was developed by Global X Management Company LLC, the index provider, which is an affiliate of the Fund and is also the Adviser. As is the case with any use of an affiliated index provider by any ETF, this relationship poses potential conflicts. However, Global X Management Company LLC, as a registered investment adviser, has taken steps that are designed to ensure that these potential conflicts are mitigated.

The Global X Metaverse Index is administered and calculated by Indxx, LLC (the “Index Administrator”). The Global X Metaverse Index is designed to provide exposure to companies that are positioned to benefit from the development and commercialization of the metaverse. The metaverse is a set of virtual, three dimensional (“3D”), real-time rendered spaces and simulations that can be experienced simultaneously by users regardless of the users’ physical location. Specifically, the Global X Metaverse Index consists of securities issued by “Metaverse Leaders”, as determined by Indxx, LLC. Metaverse Leaders are those companies that derive at least 50% of their revenues from one or more of the following business activities in aggregate (“Metaverse Business Activities”):

i.Augmented/Virtual/Mixed Reality and Spatial Computing – Companies involved in the development of hardware and/or software that allow users to experience or interact with extended digital realities, including fully immersive simulated virtual experience (“Virtual Reality”), real-world environments that are enhanced by computer generated information (“Augmented Reality”), and hybridized displays that represent both physical and virtual worlds, providing users the ability to experience and interact with both simultaneously (“Mixed Reality”). Such technologies can simulate or relay visual, audio, haptic (creating the sensation of touch for users by utilizing vibrations or other forces), or movement-driven information, among others.

ii.Creator Platforms - Companies involved in the development of immersive digital platforms that enable users to create, share, and consume content and digital goods, including social networking, online video games/video game engines and esports, live streaming, digital live events, and other media content in three dimensional simulations, environments or worlds.

iii.Creator Economy – Companies involved in the development of infrastructure and applications that involve digital payment services for the metaverse, including cryptocurrency payments, blockchain technologies, decentralized finance solutions, the creation and distribution of Non-Fungible Tokens (“NFTs”) and digital asset payment gateways.

iv.Digital Infrastructure/Hardware – Companies that produce semiconductors, cloud computing technology (including edge computing and cloud computing security) and 5G infrastructure that are utilized for digital media consumption and/or in the development and maintenance of metaverse and related devices.

In constructing the Global X Metaverse Index, Indxx, LLC first identifies FactSet Industries related to the metaverse. FactSet is a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units. Companies within these FactSet Industries, as of the selection date, are further reviewed by the Index Administrator on the basis of revenue related to Metaverse Business Activities. To be eligible for the Global X Metaverse Index, a company is considered by Indxx, LLC to be a Metaverse Leader if the company generates at least 50% of its revenues from Metaverse Business Activities, as determined by Indxx, LLC.

In addition, companies identified by Indxx, LLC as having primary business operations in Metaverse Business Activities but that do not currently generate revenues (“Pre-Revenue Metaverse Leaders”), as well as companies that derive greater than 0% but less than 50% of revenue from Metaverse Business Activities (“Diversified Metaverse Leaders”), are eligible for inclusion. Primary business operations are determined by Indxx, LLC based on the business description provided by the company in official reporting documents such as Form 10-K or equivalent. Diversified Metaverse Leaders and Pre-Revenue Metaverse Leaders are subject to an individual weight cap of 4% and an aggregate weight cap of 15% at each semi-annual rebalance.

To be a part of the eligible universe of the Global X Metaverse Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Administrator, must be met. As of March 1, 2022, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Global X Metaverse Index. As of March 1, 2022, companies listed in the following countries were eligible for inclusion in the Global X Metaverse Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Global X Metaverse Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of each Metaverse Leader is individually capped at 6%, the aggregate weight of Metaverse Leaders with a weight greater than or equal to 4.5% is capped at 40%, all remaining Metaverse Leaders are individually capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Global X Metaverse Index may include large-, mid- or small-capitalization companies, and components primarily include communication services and information technology companies. As of March 1, 2022, the Global X Metaverse Index included companies with market capitalizations ranging from $1.4 billion to $2.7 trillion. As of January 31, 2023, the Global X Metaverse Index had 40 constituents.

Solactive Green Building Index

The Solactive Green Building Index is designed to provide exposure to companies that are positioned to benefit from increased demand for buildings that reduce or eliminate negative impacts, and/or create positive impacts, on the natural environment (“Green Building”). Specifically, the Solactive Green Building Index consists of securities issued by “Green Building Companies” as defined by Solactive AG, the provider of the Solactive Green Building Index. “Green Building Companies” are those companies that derive at least 50% of their revenues from one or more of the following business activities, as determined by Solactive AG:

•Green Building Development: Companies that design, construct, redevelop, or retrofit properties that meet reputable green building certification standards. Solactive AG utilizes ESG (Environmental, Social and Governance) data provider Sustainalytics for its assessment of reputable green building certification standards. As of April 1, 2022 examples of green building certification standards that Sustainalytics has identified as reputable currently include LEED, BREEAM, Greenstar, DGNB, CASBEE, and Verde.

•Green Building Management: Companies that manage and/or operate buildings that have obtained a green certification.

•Green Building Technologies & Materials: Companies that provide products/services that increase the energy efficiency of residential, commercial, or public buildings. This includes products/services such as insulation and building envelopes, controls and displays for heating, cooling, lighting and home automation, HVAC, energy management services, windows, doors, elevators, etc. These products and services help residential, commercial and/or public buildings to reduce or eliminate negative impacts on the natural environment and/or to create positive impacts on the natural environment, which improves the environmental footprint of a building and makes it more “green” across measures such as energy efficiency, water usage, carbon emissions, and overall environmental impact.

To be a part of the eligible universe of the Solactive Green Building Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of April 1, 2022, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Green Building Index. As of April 1, 2022, companies listed in the following countries were eligible for inclusion in the Solactive Green Building Index: Australia, Argentina, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and the United Arab Emirates.

In constructing the Solactive Green Building Index, Solactive AG, in partnership with ESG (Environmental, Social and Governance) data provider Sustainalytics, reviews the companies from the eligible universe to confirm the companies that derive at least 50% of their revenues from the business activities described above. Revenue exposure is determined using company filings, disclosures, and other public information. In addition, Solactive AG also applies an ESG screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Green Building Index for compliance with the principles of the United Nations Global Compact, as well as their involvement in controversial activities. Any existing or potential constituent of the Solactive Green Building Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Green Building Index, as determined by Solactive AG.

The Solactive Green Building Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Green Building Index may include large-, mid- or small-capitalization companies, and components primarily include real estate companies. As of April 1, 2022, the Solactive Green Building Index had 75 constituents.

Disclaimers

The Index Providers are independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index.

Solactive AG ("Solactive") is a leading company in the structuring and indexing business for institutional clients. Solactive runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive does not sponsor, endorse or promote any Fund and is not in any way connected to it and does not accept any liability in relation to their issue, operation and trading.

Concinnity has a background in corporate consulting with a focus on causal path modeling comprised of stakeholder indices, as well as significant experience in quantitative analysis and portfolio management. Concinnity has developed a proprietary, blended qualitative and quantitative framework for identifying companies guided by an MsOS and has been conducting this analysis for nearly a decade. Concinnity makes no representation or warranty, express or implied, to the shareholders of this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of any data supplied by Concinnity to track general stock market performance.

The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG or Concinnity, nor does Solactive AG or Concinnity offer any express or implicit guarantee or assurance either with regard to the results of using the index and/or index trade mark or the index price at any time or in any other respect. The relevant indexes are calculated and published by Solactive AG and/or Concinnity. Solactive AG and/or Concinnity uses its best efforts to ensure that the relevant indexes are calculated correctly. Irrespective of its obligations towards the issuer, Solactive AG and/or Concinnity have no obligations to point out errors in the index to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the index by Solactive AG or Concinnity nor the licensing of the index or index trade mark by Concinnity and/or Solactive AG for the purpose of use in connection with the Funds constitutes a recommendation by Solactive AG or Concinnity to invest capital in said Funds nor does it in any way represent an assurance or opinion of Solactive AG or Concinnity with regard to any investment in the Funds.

Indxx is a service mark of Indxx LLC ("Indxx") and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Global X Management Company LLC owns all rights to the trademark, name and intellectual property associated with the Global X Metaverse Index. No representation is made by Global X Management Company LLC that the Global X Metaverse Index is accurate or complete or that investment in the Global X Metaverse Index or the Fund will be profitable or suitable for any person. The Global X Metaverse Index is administered and calculated by Indxx, LLC and Global X Management Company LLC will have no liability for any error in calculation of the Global X Metaverse Index. Global X Management Company LLC does not guarantee that the Global X Metaverse Index or the underlying methodology is accurate or complete.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. serves as the custodian and transfer agent for the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF. The Bank of New York Mellon serves as custodian and transfer agent to each Fund except for the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF.

Stradley Ronon Stevens & Young, LLP serves as counsel for the Trust and the Trust's Independent Trustees.

PricewaterhouseCoopers LLP serves as each Fund's independent registered public accounting firm.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ Adviser, sub-adviser(s) (as applicable), custodian(s), and transfer agent(s) who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that investors should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

Each Fund has commenced operations and has financial highlights for the fiscal year ended November 30, 2022.

The financial highlights tables are intended to help investors understand each Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Share of each Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm for the fiscal year ending November 30, 2018, 2019, 2020, 2021 and 2022. The most recent report appears in the Funds' November 30, 2022 annual reports to shareholders, which is available without charge upon request.

FINANCIAL HIGHLIGHTS

                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Millennial Consumer ETF
2022	42.68	0.05	(14.23)	(14.18)	(0.07)	—	—	(0.07)	28.43	(33.29)	105,459	0.50	0.17	14.75
2021	35.23	0.08	7.43	7.51	(0.06)	—	—	(0.06)	42.68	21.33	227,075	0.50	0.18	11.59
2020	25.55	0.05	9.74	9.79	(0.10)	(0.01)	—	(0.11)	35.23	38.47	114,511	0.50^	0.19	7.11
2019	21.57	0.10	3.99	4.09	(0.10)	(0.01)	—	(0.11)	25.55	19.07	75,383	0.50^	0.42	10.44
2018	19.11	0.09	2.54	2.63	(0.05)	(0.12)	—	(0.17)	21.57	13.87	31,279	0.50^	0.40	10.94
Global X Aging Population ETF
2022	27.41	0.20	(0.87)	(0.67)	(0.26)	—	(0.02)	(0.28)	26.46	(2.47)	41,800	0.50	0.76	13.50
2021	26.82	0.13	0.55	0.68	(0.09)	—	—	(0.09)	27.41	2.51	59,756	0.50	0.43	19.57
2020	23.55	0.10	3.35	3.45	(0.13)	(0.05)	—	(0.18)	26.82	14.79	42,907	0.50^^	0.43	9.10
2019	20.67	0.13	2.99	3.12	(0.18)	(0.06)	—	(0.24)	23.55	15.38	23,548	0.50^^	0.62	14.18
2018	19.60	0.13	1.14	1.27	(0.09)	(0.11)	—	(0.20)	20.67	6.55	15,503	0.50^^	0.63	14.39
Global X Health & Wellness ETF
2022	28.04	0.21	(6.66)	(6.45)	(0.22)	—	—	(0.22)	21.37	(23.11)	22,652	0.50	0.90	13.49
2021	24.11	0.20	3.87	4.07	(0.14)	—	—	(0.14)	28.04	16.90	40,091	0.50	0.71	14.90
2020	21.17	0.10	2.92	3.02	(0.08)	—	—	(0.08)	24.11	14.34	20,496	0.50‡	0.48	20.54
2019	18.59	0.14	2.60	2.74	(0.16)	—	—	(0.16)	21.17	14.89	20,115	0.50‡	0.74	18.05
2018	16.75	0.14	2.18	2.32	(0.15)	(0.33)	—	(0.48)	18.59	14.16	10,222	0.50‡	0.77	20.93
Global X Robotics & Artificial Intelligence ETF
2022	36.24	0.04	(15.14)	(15.10)	(0.04)	—	(0.01)	(0.05)	21.09	(41.67)	1,341,942	0.69	0.16	29.86
2021	31.78	0.02	4.50	4.52	(0.02)	—	(0.04)	(0.06)	36.24	14.23	2,703,488	0.68	0.06	22.66
2020	21.43	0.05	10.39	10.44	(0.08)	—	(0.01)	(0.09)	31.78	48.90	2,158,175	0.68	0.21	22.27
2019	19.70	0.19	1.93	2.12	(0.39)	—	—	(0.39)	21.43	11.16	1,479,984	0.68	0.98	10.97
2018	23.96	0.19	(4.45)	(4.26)	—***	—***	—	—***	19.70	(17.77)	1,726,274	0.70	0.83	28.50

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^ Effective April 1, 2020, the Fund's fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.56%, 0.68% and 0.68%, for the years ended November 30, 2020, 2019, and 2018, respectively.
^^ Effective April 1, 2020, the Fund's fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.55%, 0.68%, and 0.68%, for the years ended November 30, 2020, 2019, and 2018, respectively.
‡ Effective April 1, 2020, the Fund's fees were permanently lowered to 0.50%. Prior to April 1, 2020, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.57%, 0.68%, and 0.68%, for the years ended November 30, 2020, 2019, and 2018, respectively.

Amounts designated as "—" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS

                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X FinTech ETF
2022	45.52	0.09	(22.96)	(22.87)	(2.16)	—	(0.05)	(2.21)	20.44	(52.58)	455,463	0.68	0.33	38.15
2021	42.75	(0.13)	2.90	2.77	—	—	—	—	45.52	6.48	1,289,006	0.68	(0.28)	29.60
2020	30.49	(0.11)	12.37	12.26	—	—	—	—	42.75	40.21	874,175	0.68	(0.33)	15.75
2019	24.55	(0.08)	6.06	5.98	—	—	(0.04)	(0.04)	30.49	24.42	413,152	0.68	(0.29)	16.40
2018	21.79	(0.08)	2.86	2.78	—	(0.02)	—	(0.02)	24.55	12.79	327,734	0.68	(0.29)	20.58
Global X Internet of Things ETF
2022	37.68	0.21	(7.17)	(6.96)	(0.13)	(0.05)	—	(0.18)	30.54	(18.52)	305,697	0.68	0.67	8.40
2021	29.95	0.13	7.72	7.85	(0.12)	—	—	(0.12)	37.68	26.24	517,291	0.68	0.37	9.25
2020	22.89	0.17	7.08	7.25	(0.19)	—	—	(0.19)	29.95	31.88	296,508	0.68	0.71	14.28
2019	18.04	0.20	4.93	5.13	(0.28)	—	—	(0.28)	22.89	29.01	131,627	0.68	1.04	11.71
2018	20.12	0.17	(2.03)	(1.86)	(0.11)	(0.11)	—	(0.22)	18.04	(9.33)	82,983	0.69	0.88	16.69
Global X U.S. Infrastructure Development ETF
2022	27.19	0.19	0.74	0.93	(0.17)	(0.01)	—	(0.18)	27.94	3.48	3,748,693	0.47	0.74	9.78
2021	20.24	0.17	6.87	7.04	(0.09)	—***	—	(0.09)	27.19	34.90	5,186,497	0.47	0.64	10.07
2020	17.43	0.16	2.74	2.90	(0.09)	—	—	(0.09)	20.24	16.77	653,635	0.47	0.96	9.08
2019	15.57	0.13	1.90	2.03	(0.17)	—	—	(0.17)	17.43	13.28	183,065	0.47^^	0.81	9.18
2018	16.16	0.14	(0.68)	(0.54)	(0.05)	—	—	(0.05)	15.57	(3.36)	140,914	0.47^^	0.77	6.76
Global X Autonomous & Electric Vehicles ETF
2022	30.41	0.19	(7.56)	(7.37)	(0.13)	(0.02)	—	(0.15)	22.89	(24.25)	883,478	0.68	0.74	34.76
2021	21.75	0.09	8.65	8.74	(0.08)	—	—	(0.08)	30.41	40.22	1,323,546	0.68	0.33	18.17
2020	14.15	0.11	7.61	7.72	(0.12)	—	—	(0.12)	21.75	54.98	135,923	0.68	0.67	13.76
2019	13.26	0.22	1.11	1.33	(0.44)	—	—	(0.44)	14.15	10.61	14,855	0.68	1.67	31.26
2018(1)	15.00	0.11	(1.85)	(1.74)	—	—	—	—	13.26	(11.60)	15,248	0.68†	1.21†	23.57

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^^ Effective April 1, 2019, the Fund's fees were permanently lowered to 0.47%. Prior to April 1, 2019, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.50% and 0.58% for the years ended November 30, 2019 and 2018, respectively.
(1) The Fund commenced operations on April 13, 2018.

Amounts designated as "—" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS

                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Artificial Intelligence & Technology ETF
2022	31.58	0.11	(10.08)	(9.97)	(0.07)	—	—	(0.07)	21.54	(31.58)	130,518	0.68	0.46	21.28
2021	25.84	0.05	5.78	5.83	(0.09)	—	—	(0.09)	31.58	22.60	186,334	0.68	0.17	26.37
2020	17.35	0.17	8.44	8.61	(0.12)	—	—	(0.12)	25.84	49.84	120,169	0.68	0.79	19.45
2019	14.24	0.10	3.13	3.23	(0.12)	—	—	(0.12)	17.35	22.87	44,245	0.68	0.61	16.34
2018(1)	15.00	0.05	(0.81)	(0.76)	—	—	—	—	14.24	(5.07)	42,001	0.68†	0.54†	7.93
Global X Genomics & Biotechnology ETF
2022	20.61	(0.03)	(7.12)	(7.15)	(0.01)	—	—	(0.01)	13.45	(34.72)	209,341	0.50	(0.21)	39.39
2021	21.01	(0.08)	(0.29)	(0.37)	—	(0.03)	—	(0.03)	20.61	(1.77)	255,572	0.50	(0.35)	29.25
2020	15.61	(0.07)	5.47	5.40	—	—	—	—	21.01	34.59	81,951	0.56‡	(0.40)	29.76
2019(2)	15.28	(0.05)	0.38	0.33	—	—	—	—	15.61	2.16	18,734	0.68†	(0.59)†	23.12
Global X Cloud Computing ETF
2022	28.38	(0.15)	(10.99)	(11.14)	—	(0.47)	—	(0.47)	16.77	(39.88)	589,085	0.68	(0.74)	31.21
2021	25.84	(0.15)	2.69	2.54	—	—	—	—	28.38	9.83	1,317,544	0.68	(0.53)	23.77
2020	15.99	(0.11)	9.97	9.86	—	(0.01)	—	(0.01)	25.84	61.68	1,405,489	0.68	(0.53)	23.03
2019(3)	15.06	(0.04)	0.97	0.93	—	—	—	—	15.99	6.18	472,386	0.68†	(0.44)†	12.52
Global X Cannabis ETF
2022(4)	43.32	0.69	(27.82)	(27.13)	(1.21)	—	(0.03)	(1.24)	14.95	(63.88)	55,904	0.51	3.05	65.14
2021(4)	72.30	1.32	(28.86)	(27.54)	(1.44)	—	—	(1.44)	43.32	(38.79)	105,549	0.50	1.76	113.26
2020(4)	91.86	4.86	(20.76)	(15.90)	(3.66)	—	—	(3.66)	72.30	(17.03)	36,160	0.51	8.11	59.79
2019(4)(5)	146.46	1.32	(55.92)	(54.60)	—	—	—	—	91.86	(37.28)	4,594	0.50†	6.19†	11.40

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡ Effective June 15 2020, the Fund's fees were permanently lowered to 0.50%.
(1)     The Fund commenced operations on May 11, 2018.
(2) The Fund commenced operations on April 5, 2019.
(3) The Fund commenced operations on April 12, 2019.
(4) Per share amounts have been adjusted for a 1 for 6 reverse share split on June 10, 2022 (See Note 9 in the
Notes to Financial Statements.)
(5) The Fund commenced operations on September 17, 2019.

Amounts designated as "—" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS

                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Thematic Growth ETF
2022	47.65	0.44	(21.33)	(20.89)	(0.62)	—	—	(0.62)	26.14	(44.36)	50,979	0.50#	1.32	55.00
2021	42.45	0.39	5.10	5.49	(0.29)	—	—	(0.29)	47.65	12.95	110,081	(0.13) ‡#	0.77	32.16
2020	26.50	0.10	15.96	16.06	(0.11)	—	—	(0.11)	42.45	60.81	36,081	(0.12)‡#	0.29	103.23
2019(1)	25.23	—	1.27	1.27	—	—	—	—	26.50	5.03	2,650	(0.15)†‡#	0.15†	—
Global X Video Games & Esports ETF
2022	29.52	0.08	(10.39)	(10.31)	(0.14)	(0.07)	(0.04)	(0.25)	18.96	(35.19)	174,075	0.50	0.36	55.72
2021	28.57	0.04	1.14	1.18	(0.23)	—***	—	(0.23)	29.52	4.09	485,235	0.50	0.09	23.45
2020	15.73	0.02	12.86	12.88	(0.04)	—	—	(0.04)	28.57	82.04	481,341	0.50	0.04	12.02
2019(1)	14.99	—	0.74	0.74	—	—	—	—	15.73	4.94	1,573	0.50†	(0.45)†	0.27
Global X Cybersecurity ETF
2022	31.75	(0.03)	(8.66)	(8.69)	(0.09)	(0.12)	—	(0.21)	22.85	(27.56)	967,942	0.51	(0.11)	57.81
2021	22.75	0.12	8.90	9.02	(0.01)	(0.01)	—	(0.02)	31.75	39.68	1,132,090	0.50^	0.41	26.34
2020	17.14	0.09	5.67	5.76	(0.13)	(0.02)	—	(0.15)	22.75	33.78	46,634	0.50^	0.43	21.29
2019(1)	15.27	—	1.87	1.87	—	—	—	—	17.14	12.25	1,714	0.50^†	(0.16)†	3.57
Global X Education ETF
2022(2)	28.62	0.08	(6.61)	(6.53)	(0.06)	—	—	(0.06)	22.03	(22.82)	3,378	0.50	0.37	26.33
2021(2)	51.42	0.03	(22.80)	(22.77)	—***	—	(0.03)	(0.03)	28.62	(44.30)	6,488	0.50	0.04	35.89
2020(2)(3)	45.60	(0.03)	5.85	5.82	—	—	—	—	51.42	12.76	6,856	0.51†	(0.23)†	10.62

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡ Effective for the fiscal year ended November 30, 2022, the Fund began presenting acquired fund fees borne by the Adviser as part of its unitary fee agreement (See Note 3 in Notes to Financial Statements) as a realized gain on the Statement of Operations as compared to a contra-expense as in prior fiscal years. If such amounts had been presented as a realized gain in years prior to 2022, the ratio of Expenses to Average Net Assets would have been 0.50% each year.
# Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
^ Effective April 1, 2021, the Fund’s management fees were permanently lowered to 0.50%. Prior to April 1, 2021, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.52%, 0.60% and 0.60% for the years ended November 30, 2021, 2020 and 2019, respectively.
(1) The Fund commenced operations on October 25, 2019.
(2) Per share amounts have been adjusted for a 1 for 3 reverse share split on December 19, 2022 (See Note 10 in the Notes to Financial Statements.)
(3) The Fund commenced operations on July 10, 2020.

Amounts designated as "—" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS
                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Telemedicine & Digital Health ETF
2022	16.32	(0.01)	(4.08)	(4.09)	—	—	—	—	12.23	(25.06)	150,075	0.68	(0.05)	43.26
2021	18.41	(0.10)	(1.98)	(2.08)	(0.01)	—	—	(0.01)	16.32	(11.32)	475,576	0.68	(0.52)	42.39
2020(1)	15.23	0.01	3.17	3.18	—	—	—	—	18.41	20.88	490,675	0.68†	0.18†	9.67
Global X China Biotech Innovation ETF
2022	15.96	0.01	(6.27)	(6.26)	—	—	(0.02)	(0.02)	9.68	(39.24)	2,612	0.65	0.13	41.26
2021	14.88	(0.05)	1.13	1.08	—	—	—	—	15.96	7.26	4,309	0.65	(0.31)	50.08
2020(2)	15.09	(0.02)	(0.19)	(0.21)	—	—	—	—	14.88	(1.39)	2,232	0.67†	(0.65)†	10.48
Global X CleanTech ETF
2022	20.43	0.03	(4.19)	(4.16)	(0.07)	—	—	(0.07)	16.20	(20.38)	127,842	0.50	0.17	15.72
2021	19.02	0.02	1.40	1.42	(0.01)	—	—	(0.01)	20.43	7.48	175,458	0.50	0.09	35.53
2020(3)	15.07	0.02	3.93	3.95	—	—	—	—	19.02	26.21	28,523	0.50†	1.18†	—
Global X Data Center REITs & Digital Infrastructure ETF
2022	17.83	0.15	(4.22)	(4.07)	(0.16)	(0.08)	—	(0.24)	13.52	(23.11)	63,143	0.50	0.99	36.96
2021	14.94	0.16	2.84	3.00	(0.11)	—	—	(0.11)	17.83	20.17	78,098	0.50	0.93	15.80
2020(3)	14.97	—	(0.03)	(0.03)	—	—	—	—	14.94	(0.20)	3,736	0.50†	0.26†	—
Global X Clean Water ETF
2022	16.73	0.23	(2.41)	(2.18)	(0.25)	—***	—	(0.25)	14.30	(13.18)	7,580	0.50	1.58	28.19
2021(4)	15.04	0.26	1.47	1.73	(0.04)	—	—	(0.04)	16.73	11.52	8,699	0.50†	2.44†	4.84

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1) The Fund commenced operations on July 29, 2020.
(2)   The Fund commenced operations on September 22, 2020.
(3) The Fund commenced operations on October 27, 2020.
(4)     The Fund commenced operations on April 8, 2021.

Amounts designated as "—" are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS
                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X AgTech & Food Innovation ETF
2022	19.76	0.11	(4.04)	(3.93)	(0.10)	(0.10)	—	(0.20)	15.63	(20.06)	6,721	0.50	0.62	55.85
2021(1)	25.34	0.05	(5.63)	(5.58)	—	—	—	—	19.76	(22.02)	5,533	0.51†	0.58†	32.72
Global X Blockchain ETF
2021(2)	129.32	0.46	(109.52)	(109.06)	(3.80)	—	(0.07)	(3.87)	16.39	(86.70)	45,227	0.50	1.15	36.47
2021(1)(2)	100.04	0.24	29.04	29.28	—	—	—	—	129.32	29.27	127,720	0.50†	0.52†	19.49
Global X Hydrogen ETF
2022	24.38	(0.03)	(12.07)	(12.10)	—	(0.01)	—	(0.01)	12.27	(49.64)	38,035	0.50	(0.24)	36.44
2021(1)	25.04	(0.03)	(0.63)	(0.66)	—	—	—	—	24.38	(2.64)	32,427	0.51†	(0.33)†	40.38
Global X Solar ETF
2022	25.70	(0.04)	(3.60)	(3.64)	—	—***	—***	—***	22.06	(14.14)	5,955	0.51	(0.20)	128.22
2021(3)	24.19	(0.01)	1.52	1.51	—	—	—	—	25.70	6.24	8,995	0.50†	(0.22)†	9.85
Global X Wind Energy ETF
2022	23.76	0.14	(6.26)	(6.12)	(0.06)	—	—	(0.06)	17.58	(25.79)	3,341	0.50	0.68	34.53
2021(3)	24.82	(0.01)	(1.05)	(1.06)	—	—	—	—	23.76	(4.27)	4,514	0.50†	(0.10)†	23.01
Global X Green Building ETF
2022(4)	25.37	0.50	(4.76)	(4.26)	(0.16)	—	—	(0.16)	20.95	(16.82)	2,095	0.45†	3.68†	30.18
Global X Metaverse ETF
2022(5)	24.10	0.39	(4.91)	(4.52)	(0.38)	—	—	(0.38)	19.20	(18.87)	1,920	0.50†	3.13†	30.52

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*** Amount is less than $0.005.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)     The Fund commenced operations on July 12, 2021.
(2)     Per share amounts have been adjusted for a 1 for 4 reverse share split on December 19, 2022 (See Note 10 in the Notes to Financial Statements).
(3)     The Fund commenced operations on September 8, 2021.
(4)     The Fund commenced operations on April 11, 2022.
(5)     The Fund commenced operations on April 26, 2022.

Amounts designated as "—" are either $0 or have been rounded to $0.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in certain of the Funds beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with such Fund.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on Cboe BZX or NASDAQ is satisfied by the fact that the prospectus is available at Cboe BZX or NASDAQ upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For more information visit our website at

www.globalxetfs.com

or call 1-888-493-8631

Investment Adviser and Administrator Global X Management Company LLC 605 3rd Avenue, 43rd Floor New York, NY 10158
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodians and Transfer Agents The Bank of New York Mellon 240 Greenwich Street New York, New York 10286 Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103

A Statement of Additional Information dated April 1, 2023, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-493-8631. Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxetfs.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

April 1, 2023

Investment Company Act File No.: 811-22209

GLX-PS-048-0700

Statement of Additional Information

Dated April 1, 2023

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus (each a "Prospectus" and, collectively, the "Prospectuses") for the following Funds ("Funds") of Global X Funds ("Trust") as such Prospectus may be revised or supplemented from time to time:

Global X MLP ETF (MLPA)	Global X Genomics & Biotechnology ETF (GNOM)
Global X MLP & Energy Infrastructure ETF (MLPX)	Global X Cloud Computing ETF (CLOU)
Global X Alternative Income ETF (ALTY)	Global X Cannabis ETF (POTX)
Global X Conscious Companies ETF (KRMA)	Global X Cybersecurity ETF (BUG)
Global X Founder-Run Companies ETF (BOSS)	Global X Thematic Growth ETF (GXTG)
Global X U.S. Preferred ETF (PFFD)	Global X Video Games & Esports ETF (HERO)
Global X S&P 500® Quality Dividend ETF (QDIV)	Global X Education ETF (EDUT)
Global X Adaptive U.S. Factor ETF (AUSF)	Global X Telemedicine & Digital Health ETF (EDOC)
Global X Variable Rate Preferred ETF (PFFV)	Global X China Biotech Innovation ETF (CHB)
Global X Adaptive U.S. Risk Management ETF (ONOF)	Global X CleanTech ETF (CTEC)
Global X Millennial Consumer ETF (MILN)	Global X Data Center REITs & Digital Infrastructure ETF (VPN)
Global X Health & Wellness ETF (BFIT)	Global X AgTech & Food Innovation ETF (KROP)
Global X Aging Population ETF (AGNG)	Global X Blockchain ETF (BKCH)
Global X FinTech ETF (FINX)	Global X Clean Water ETF (AQWA)
Global X Internet of Things ETF (SNSR)	Global X Hydrogen ETF (HYDR)
Global X Robotics & Artificial Intelligence ETF (BOTZ)	Global X Solar ETF (RAYS)
Global X U.S. Infrastructure Development ETF (PAVE)	Global X Wind Energy ETF (WNDY)
Global X Autonomous & Electric Vehicles ETF (DRIV)	Global X Metaverse ETF (VR)
Global X Artificial Intelligence & Technology ETF (AIQ)	Global X Green Building ETF (GRNR)

The Funds' Prospectuses are dated April 1, 2023. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI
(https://www.sec.gov/Archives/edgar/data/1432353/000113542823000029/0001135428-23-000029-index.htm)
(https://www.sec.gov/Archives/edgar/data/1432353/000113542823000030/0001135428-23-000030-index.htm). A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, calling 1-888-493-8631 or visiting www.globalxetfs.com. The Global X MLP ETF, Global X MLP & Energy Infrastructure ETF, Global X U.S. Preferred ETF, Global X S&P 500® Quality Dividend ETF, Global X Adaptive U.S. Factor ETF, Global X Variable Rate Preferred ETF and Global X Adaptive U.S. Risk Management ETF are listed on NYSE Arca Inc. ("NYSE Arca"). The Global X Alternative Income ETF, Global X Robotics & Artificial Intelligence ETF, Global X FinTech ETF, Global X Internet of Things ETF, Global X Cloud Computing ETF, Global X Artificial Intelligence & Technology ETF, Global X Autonomous & Electric Vehicles ETF, Global X Genomics & Biotechnology ETF, Global X Video Games & Esports ETF, Global X Cybersecurity ETF, Global X Millennial Consumer ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X Education ETF, Global X Cannabis ETF, Global X Conscious Companies ETF, Global X Thematic Growth ETF, Global X Telemedicine & Digital Health ETF, Global X China Biotech Innovation ETF, Global X CleanTech ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X AgTech &

Food Innovation ETF, Global X Blockchain ETF, Global X Clean Water ETF, Global X Hydrogen ETF, Global X Solar ETF, Global X Wind Energy ETF, Global X Metaverse ETF and Global X Green Building ETF are listed on The NASDAQ Stock Market LLC ("NASDAQ"). The Global X U.S. Infrastructure Development ETF and Global X Founder-Run Companies ETF are listed on Cboe BZX Exchange, Inc. ("Cboe BZX"). The NYSE Arca, NASDAQ, and Cboe BZX are respectively referred to herein as the "Exchange".

i

ii

GENERAL DESCRIPTION OF THE TRUST AND FUNDS

As of March 1, 2023, the Trust consisted of 114 portfolios, 102 of which were operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended ("Securities Act"). Each Fund, other than the Global X Autonomous & Electric Vehicles ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennial Consumer ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X U.S. Infrastructure Development ETF, Global X Alternative Income ETF, Global X S&P 500® Quality Dividend ETF, Global X U.S. Preferred ETF, Global X Thematic Growth ETF, Global X Conscious Companies ETF, Global X Adaptive U.S. Factor ETF and Global X Founder-Run Companies ETF is "non-diversified" and as such, each Fund's investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the following Funds:

Global X MLP ETF (MLPA)
Global X MLP & Energy Infrastructure ETF (MLPX)
Global X Alternative Income ETF (ALTY)
Global X Conscious Companies ETF (KRMA)
Global X Founder-Run Companies ETF (BOSS)
Global X U.S. Preferred ETF (PFFD)
Global X S&P 500® Quality Dividend ETF (QDIV)
Global X Adaptive U.S. Factor ETF (AUSF)
Global X Variable Rate Preferred ETF (PFFV)
Global X Adaptive U.S. Risk Management ETF (ONOF)
Global X Millennial Consumer ETF (MILN)
Global X Health & Wellness ETF (BFIT)
Global X Aging Population ETF (AGNG)
Global X FinTech ETF (FINX)
Global X Internet of Things ETF (SNSR)
Global X Robotics & Artificial Intelligence ETF (BOTZ)
Global X U.S. Infrastructure Development ETF (PAVE)
Global X Autonomous & Electric Vehicles ETF (DRIV)
Global X Artificial Intelligence & Technology ETF (AIQ)
Global X Genomics & Biotechnology ETF (GNOM)
Global X Cloud Computing ETF (CLOU)
Global X Cannabis ETF (POTX)
Global X Cybersecurity ETF (BUG)
Global X Thematic Growth ETF (GXTG)
Global X Video Games & Esports ETF (HERO)
Global X Education ETF (EDUT)
Global X Telemedicine & Digital Health ETF (EDOC)
Global X China Biotech Innovation ETF (CHB)
Global X CleanTech ETF (CTEC)
Global X Data Center REITs & Digital Infrastructure ETF (VPN)
Global X AgTech & Food Innovation ETF (KROP)
Global X Blockchain ETF (BKCH)
Global X Clean Water ETF (AQWA)
Global X Hydrogen ETF (HYDR)
Global X Solar ETF (RAYS)
Global X Wind Energy ETF (WNDY)
Global X Metaverse ETF (VR)
Global X Green Building ETF (GRNR)
1

The following operational Funds changed names within the past five years:

The Global X FinTech ETF in 2017 (formerly known as the Global X FinTech Thematic ETF)
The Global X Internet of Things ETF in 2017 (formerly known as the Global X Internet of Things Thematic ETF)
The Global X Robotics & Artificial Intelligence ETF in 2017 (formerly known as the Global X Robotics & Artificial Intelligence Thematic ETF)
The Global X Artificial Intelligence & Technology ETF in 2020 (formerly known as the Global X Future Analytics Tech ETF)
The Global X Millennial Consumer ETF in 2021 (formerly known as the Global X Millennials Thematic ETF)
The Global X Health & Wellness ETF in 2021 (formerly known as the Global X Health & Wellness Thematic ETF)
The Global X Aging Population ETF in 2021 (formerly known as the Global X Longevity Thematic ETF)
Global X Alternative Income ETF in 2021 (formerly known as the Global X SuperDividend® Alternatives ETF)

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index ("Underlying Index"). A Fund's investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days prior notice of any change of a Fund's investment objective. If Global X Management Company LLC, the Funds' investment adviser ("GXMC" or the "Adviser") changes the Underlying Index, the name of the Fund may be changed as well. Each Fund is managed by the Adviser.

The Funds offer and issue shares at net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities included in each Fund's Underlying Index ("Deposit Securities"), together with the deposit of a specified cash payment ("Cash Component"). The shares of the Funds ("Shares") are, or will be, listed and expected to be traded on NYSE Arca, NASDAQ, or Cboe BZX.

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. The number of Shares per Creation Unit of each Fund are as follows:

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Fund	Number of Shares per Creation Unit
Global X MLP ETF (MLPA)	10,000
Global X MLP & Energy Infrastructure ETF (MLPX)	10,000
Global X Alternative Income ETF	10,000
Global X Conscious Companies ETF (KRMA)	10,000
Global X Founder-Run Companies ETF (BOSS)	10,000
Global X U.S. Preferred ETF (PFFD)	10,000
Global X S&P 500® Quality Dividend ETF (QDIV)	10,000
Global X Adaptive U.S. Factor ETF (AUSF)	10,000
Global X Variable Rate Preferred ETF (PFFV)	10,000
Global X Adaptive U.S. Risk Management ETF (ONOF)	10,000
Global X Millennial Consumer ETF (MILN)	10,000
Global X Health & Wellness ETF (BFIT)	10,000
Global X Aging Population ETF (AGNG)	10,000
Global X FinTech ETF (FINX)	10,000
Global X Internet of Things ETF (SNSR)	10,000
Global X Robotics & Artificial Intelligence ETF (BOTZ)	10,000
Global X U.S. Infrastructure Development ETF (PAVE)	10,000
Global X Autonomous & Electric Vehicles ETF (DRIV)	10,000
Global X Artificial Intelligence & Technology ETF (AIQ)	10,000
Global X Genomics & Biotechnology ETF (GNOM)	10,000
Global X Cloud Computing ETF (CLOU)	10,000
Global X Cannabis ETF (POTX)	10,000
Global X Cybersecurity ETF (BUG)	10,000
Global X Thematic Growth ETF (GXTG)	10,000
Global X Video Games & Esports ETF (HERO)	10,000
Global X Education ETF (EDUT)	10,000
Global X Telemedicine & Digital Health ETF (EDOC)	10,000
Global X China Biotech Innovation ETF (CHB)	10,000
Global X CleanTech ETF (CTEC)	10,000
Global X Data Center REITs & Digital Infrastructure ETF (VPN)	10,000
Global X AgTech & Food Innovation ETF (KROP)	10,000
Global X Blockchain ETF (BKCH)	10,000
Global X Clean Water ETF (AQWA)	10,000
Global X Hydrogen ETF (HYDR)	10,000
Global X Solar ETF (RAYS)	10,000
Global X Wind Energy ETF (WNDY)	10,000
Global X Metaverse ETF (VR)	10,000
Global X Green Building ETF (GRNR)	10,000

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the "Purchase and Redemption of Creation Units" section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission ("SEC") applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION
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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the respective Prospectus. The discussion below supplements, and should be read in conjunction with, that section of such Prospectus.

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that each Fund will continue to meet the listing requirements of the Exchange on which it is listed. The Exchange may, but is not required to, remove the Shares of a Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of Shares of each Fund, the Exchange or a designated "indicative optimized portfolio value" ("IOPV") provider disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Furthermore, the IOPV does not capture certain items, such as tax liability accruals, which may occur for Fund investments in certain foreign jurisdictions. Therefore, each Fund's IOPV disseminated during the Exchange's trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio. Each Fund invests at least 80% of its total assets in the securities of its Underlying Index and, if applicable, in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts") based on the securities in its Underlying Index. Each Fund may also invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index.

All Funds (other than the Global X Cannabis ETF, Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF) use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, each Fund may utilize a representative sampling strategy with respect to its Underlying Index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to
4

follow its Underlying Index, or, in certain instances, when securities in the Underlying Index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the Underlying Index). Each of the Global X Cannabis ETF, Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF will use a representative sampling strategy with respect to its Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. Under a representative sampling strategy, a Fund may or may not hold all of the securities in the Underlying Index. If a Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund's Underlying Index and in Depositary Receipts based on securities in the Underlying Index. A Fund also may have adopted an additional non-fundamental policy to invest at least 80% of its total assets in securities as disclosed in its Prospectus. Each Fund has also adopted a policy to provide its shareholders with at least 60 days prior written notice of a change to its investment objective. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by a Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

DEPOSITARY RECEIPTS. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

To the extent each Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent each Fund invests in GDRs, such GDRs will be listed on a foreign exchange. The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt for which pricing information is not readily available. Generally, all Depositary Receipts must be sponsored. The Funds, however, may invest in unsponsored Depositary Receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund (except the Global X Autonomous & Electric Vehicles ETF, Global X Artificial Intelligence & Technology ETF, Global X Millennial Consumer ETF, Global X Aging Population ETF, Global X Health & Wellness ETF, Global X U.S. Infrastructure Development ETF, Global X Alternative Income ETF, Global X S&P 500® Quality Dividend ETF, Global X U.S. Preferred ETF, Global X Thematic Growth ETF, Global X Conscious Companies ETF, Global X Adaptive
5

U.S. Factor ETF and Global X Founder-Run Companies ETF) is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of a Fund and, consequently, a Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s Shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such a Fund will meet its investment objective.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises ("GSE")); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), "A-1" by Standard & Poor's Rating Service ("S&P") or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

SEC regulations governing money market funds require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as well as permit (or, in certain circumstances, require) money market funds to impose liquidity fees and redemption gates for use in times of market stress. Any impact on the trading and value of money market instruments as a result of these money market fund regulations may negatively affect a Fund's yield and return potential.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

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Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, AND CURRENCY SWAPS. Each Fund may invest up to 20% of its total assets in swap contracts.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional" amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to a Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of the Funds and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Funds and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that such Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating
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organization ("NRSRO") or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with a Fund's position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund's assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency, provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS – GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

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There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

A Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries, and capital gains on securities of certain foreign countries may be subject to taxation. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain un-invested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America, and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the securities markets of more developed countries. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as
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financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging market countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of such Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries.
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Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy.

A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events, the United States and the Economic and Monetary Union of the European Union, along with the regulatory bodies of a number of countries, including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions and renewed existing economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes, and prohibition of all business, against certain Russian individuals and Russian corporate entities. Sanctions announced in February and March 2022 include measures against the Russian financial sector and restrictions on business in the Donetsk and Luhansk regions of Ukraine. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Also, if an affected security is included in a Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase a Fund’s tracking error risk. These sanctions may also lead to changes in a Fund’s Underlying Index. A Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that a Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error.
For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of a Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices. A Fund may also change its investment objective by, for example, seeking to track an alternative index.

Investments in Chinese A-Shares may pose additional risks relative to the risks of investing in emerging markets securities generally. A-Shares are issued by companies incorporated in mainland China and are traded in Renminbi (“RMB”) on the Shanghai Stock Exchange and Shenzhen Stock Exchange. Historically, direct participation in the A-Shares market has been limited to mainland Chinese investors. Foreign investors have been able to invest in the mainland Chinese securities markets through certain market-access programs. Among other programs, foreign investors may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect Programs”), which launched in 2014 and 2016, respectively. These Stock Connect Programs are novel, and Chinese regulators may alter or eliminate these programs at any time. The Stock Connect Programs are securities trading and clearing programs between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. The Stock Connect Programs are designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through the Stock Connect Programs is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading
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through the relevant Stock Connect Program. Accordingly, direct investments in A-Shares will be limited by the Daily Quota that limits total purchases through the Stock Connect Programs. The Daily Quota is utilized by all non-mainland Chinese investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the investors would be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs on a timely basis, which could affect the Funds’ ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are still relatively untested in mainland China, which could pose risks to a Fund. Moreover, A-Shares purchased through a Stock Connect Program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect Program in accordance with applicable rules. A primary feature of the Stock Connect Programs is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. mainland China). Therefore, a Fund’s investments in A-Shares via the Stock Connect Programs are subject to Chinese securities regulations and listing rules, among other restrictions. While A-Shares must be designated as eligible to be traded under a Stock Connect Program (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through the applicable Stock Connect Program. In addition, the Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the SEHK is not. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under the Stock Connect Programs under certain circumstances. Where such a suspension of trading is effected, a Fund’s ability to access A-Shares through the Stock Connect Programs will be adversely affected.
A Fund’s investments in A-Shares through a Stock Connect Program are held by its custodian in accounts in the Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a Fund under Chinese law is also uncertain, and there is a possibility that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund in the event of a credit event with respect to HKSCC, the Fund’s custodian, or other market participants.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

Other market access programs, each of which may present different risks, may also be used to provide non-Chinese investors with exposure to A-Shares. To the extent that the Funds do not utilize such other market access programs, any disruptions to a Stock Connect Program would be more likely to impact the Funds’ ability to access exposure to A-Shares.

DERIVATIVES. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds’ use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds’ investment in such derivatives is limited through a value-at risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust, and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts
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and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. A Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. A Fund will not use futures or options for speculative purposes. In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. Each Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission ("CFTC"), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

A Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.
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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. Each Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

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CFTC REGULATION. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA"), and the Adviser has claimed an exemption from registration as a commodity trading advisor ("CTA") under the CEA. Therefore, each Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A "de minimis" amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of a Fund's net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of a Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Funds and the Adviser currently are engaged only in a de minimis amount of such transactions, and therefore, neither the Funds nor the Adviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Funds or the Adviser will continue to qualify under the applicable exclusion or exemption, as each Fund's investments may change over time. If a Fund or the Adviser is subject to CFTC registration, it may incur additional costs or be subject to additional regulatory requirements.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The value of a Fund's holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund's portfolio holdings.

Past instability during the 2008-2009 financial downturn led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). The Funds comply with Rule 22e-4 under the 1940 Act in managing illiquid investments. A Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act, as well as securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Subject to applicable statutory and regulatory limitations described below, each Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other exchange-traded funds (“ETFs”). An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent a Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Funds. In addition, the Funds could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). Rule 12d1-4 permits a Fund to invest in other investment companies beyond
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the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Funds’ ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Funds’ flexibility with respect to making investments in those unaffiliated investment companies.

Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Funds.

POOLED INVESTMENT VEHICLES. The Funds may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Funds will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.  In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.

STRUCTURED PRODUCTS. The Funds may invest in structured products, including exchange traded notes ("ETNs") and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

LEVERAGE. Under the 1940 Act, a Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short-term or emergency purposes. Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Funds may incur additional expenses in connection with borrowings.

MLP RISK. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP's general partner. An MLP is controlled by its general partner, which generally has conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP's. A Fund investing in MLPs will derive the cash flow associated from that investment from investments in equity securities of MLPs. The amount of cash that each Fund investing in MLPs will have available to pay or distribute to shareholders depends entirely on the ability of the MLPs that each such Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Funds investing in MLPs nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also
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depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The benefit derived from an investment in an MLP is also dependent on the MLP being treated as a partnership for federal income tax purposes, which generally do not pay U.S. federal income tax at the partnership level, subject to the application of the partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which a Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. A Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP.

Certain MLPs depend upon their parent or sponsor entities for a majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as a Fund, would be adversely affected.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP's market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

NEW FUND RISKS. Certain of the Funds are new funds, with limited operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its net assets (minus any percent of the Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options that the Adviser believes will help the Fund to track its Underlying Index. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are
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segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the applicable Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance (also referred to as tracking error risk). Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform each Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

WARRANTS. To the extent consistent with its investment policies, a Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the applicable Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.
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CORPORATE DEBT SECURITIES. A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody's. Securities rated BBB by S&P® are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as "junk bonds."

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

U.S. GOVERNMENT SECURITIES. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques it employs, as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government
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National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac®") and the Federal National Mortgage Association ("Fannie Mae®") may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration ("FHFA") acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association ("Sallie Mae®").

RECENT MARKET CONDITIONS. Although each Fund seeks to track its Underlying Index, the performance of the Underlying Indices and the Funds are subject to general market conditions.

U.S. recession risk has increased as the Federal Reserve (Fed) increased interest rates at the fastest trajectory on record in an attempt to bring inflation back to target levels. The tight labor market has helped the U.S. consumer remain resilient through this inflationary period. However, the personal savings rate has decreased to its lowest level since 2005. The feedback loop between employment and consumption remains a focus for tracking recession risk. While job layoffs have increased in tech related fields, the overall labor market has remained tight. But operating efficiency is likely to become a focus as consumers push back on price increases.

Currency markets reflect expected interest rate and economic growth differentials. While the language of the Fed remains hawkish, their shift to a slower rate raising trajectory as they approach their terminal rate changed the dynamics for the U.S. dollar and for international equity markets. This was compounded by economic growth concerns in both Europe and China moving away from peak pessimism, with Europe entering the winter with sufficient energy storage and China’s shift away from its zero-COVID policy.

The war between Russia and Ukraine contributed to elevated energy prices in 2022. Sanctions against the Russian energy industry in response to the war has reshaped global energy supply agreements. While Europe successfully shifted its energy supply agreements to restock their energy storage before the winter, energy remains a key risk factor to European economic growth and inflation pressures. Escalations or signs of moving towards negotiations could lead to near term energy price volatility. Additionally, the potential for improved Chinese economic growth is a key consideration for energy prices and other economic growth focused commodities. China’s shift away from its zero-COVID policy, its real estate rescue plan, and expectations of more easing of financial conditions could help restore confidence and stability, helping to improve Chinese economic growth during 2023. However, Chinese economic growth remains uncertain and the impact of higher COVID cases remains a risk factor.

It is impossible to predict the effects of these or similar events in the future on the Funds, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

PORTFOLIO TURNOVER

For the fiscal year ended November 30, 2022, the portfolio turnover rate for each of the following Funds varied from such Fund's portfolio turnover rate for the fiscal years ended November 30, 2021 and 2020 due to the application of each Fund's
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respective index methodology:

	2020	2021	2022
Global X MLP ETF	33.78%	33.79%	47.13%
Global X MLP & Energy Infrastructure ETF	35.86%	16.88%	23.48%
Global X Alternative Income ETF	52.78%	86.85%	18.10%
Global X Conscious Companies ETF	48.73%	22.92%	31.92%
Global X Founder-Run Companies ETF	31.51%	47.49%	33.97%
Global X U.S. Preferred ETF	39.14%	47.89%	33.20%
Global X S&P 500® Quality Dividend ETF	93.40%	70.66%	78.73%
Global X Adaptive U.S. Factor ETF	159.91%	96.21%	115.74%
Global X Variable Rate Preferred ETF	10.96%	26.17%	74.41%
Global X Adaptive U.S. Risk Management ETF	N/A	30.10%	1,481.94%
Global X Millennial Consumer ETF	7.11%	11.59%	14.75%
Global X Aging Population ETF	9.10%	19.57%	13.50%
Global X Health & Wellness ETF	20.54%	14.90%	13.49%
Global X Robotics & Artificial Intelligence ETF	22.27%	22.66%	29.86%
Global X FinTech ETF	15.75%	29.60%	38.15%
Global X Internet of Things ETF	14.28%	9.25%	8.40%
Global X U.S. Infrastructure Development ETF	9.08%	10.07%	9.78%
Global X Autonomous & Electric Vehicles ETF	13.76%	18.17%	34.76%
Global X Artificial Intelligence & Technology ETF	19.45%	26.37%	21.28%
Global X Genomics & Biotechnology ETF	29.76%	29.25%	39.39%
Global X Cloud Computing ETF	23.03%	23.77%	31.21%
Global X Cannabis ETF	59.79%	113.26%	65.14%
Global X Thematic Growth ETF	103.23%	32.16%	55.00%
Global X Video Games & Esports ETF	12.02%	23.45%	55.72%
Global X Cybersecurity ETF	21.29%	26.34%	57.81%
Global X Education ETF	10.62%	35.89%	26.33%
Global X Telemedicine & Digital Health ETF	9.67%	42.39%	43.26%
Global X China Biotech Innovation ETF	10.48%	50.08%	41.26%
Global X CleanTech ETF	0.00%	35.53%	15.72%
Global X Data Center REITs & Digital Infrastructure ETF	0.00%	15.80%	36.96%
Global X Clean Water ETF	N/A	4.84%	28.19%
Global X Blockchain ETF	N/A	19.49%	36.47%
Global X Hydrogen ETF	N/A	40.38%	36.44%
Global X AgTech & Food Innovation ETF	N/A	32.72%	55.85%
Global X Solar ETF	N/A	9.85%	128.22%
Global X Wind Energy ETF	N/A	23.01%	34.53%
Global X Green Building ETF	N/A	N/A	30.18%
Global X Metaverse ETF	N/A	N/A	30.52%

For the fiscal year ended November 30, 2022, the Global X Solar ETF experienced above-average turnover as a result of increased redemptions caused by volatility in the Chinese markets over the past year. For the fiscal year ended November 30, 2022, the Global X Adaptive U.S. Risk Management ETF experienced above-average turnover as a result of the frequency with which the Underlying Index allocated its weight to either the U.S. Equity Position or the U.S. Treasury Position, in accordance with the fund’s principal investment strategy.

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Solactive MLP Infrastructure Index
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The Solactive MLP Infrastructure Index is intended to give investors a means of tracking the performance of the United States energy infrastructure master limited partnership ("MLP") asset class. As of January 31, 2023, the Underlying Index was comprised of 15 MLPs engaged in the transportation, storage, and processing of natural resources. The Underlying Index is comprised of MLPs that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Solactive MLP & Energy Infrastructure Index

The Solactive MLP & Energy Infrastructure Index is intended to give investors a means of tracking the performance of midstream energy infrastructure MLPs corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products. The index limits its exposure to partnerships in order to comply with applicable tax diversification rules. Securities must be publicly traded in the United States. As of January 31, 2023, the index was comprised of 27 securities. The index is composed of securities that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Indxx SuperDividend® Alternatives Index

The Indxx SuperDividend® Alternatives Index is intended to provide exposure to five income-producing categories: Master Limited Partnerships ("MLPs") and Infrastructure, Real Estate, Preferreds, Emerging Market Bonds and Covered Calls. The MLPs and Infrastructure categories primarily consist of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global real estate investment trusts ("REITs"), and gains this exposure through investing directly in the Global X SuperDividend® REIT ETF. The Preferreds category provides exposure to U.S. preferred securities, and gains this exposure through investing directly in the Global X U.S. Preferred ETF. The Emerging Markets Bonds category provides exposure to emerging markets debt, and gains this exposure through investing directly in the Global X Emerging Markets Bond ETF. The Covered Call category provides exposure to a covered call strategy, and gains this exposure through investing directly in the Global X Nasdaq 100 Covered Call ETF. At the annual reconstitution, each of the five categories is equally weighted at 20%. The Underlying Index may rebalance quarterly if any one category deviates more than 3% from its target weight, in which case each category is rebalanced back to equal weight of 20%. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

Concinnity Conscious Companies Index

The Concinnity Conscious Companies Index is designed to provide exposure to companies listed in the U.S. that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system ("MsOS"), as defined by Concinnity Advisors LP ("Concinnity"), the provider of the Concinnity Conscious Companies Index. The MsOS is a corporate governance structure that seeks to account for the multiple stakeholders that are critical for the ongoing success of the business, and incorporate the considerations of these stakeholders into the corporate decision-making and problem-solving process. Concinnity conducts its analysis based on the following five key stakeholder groups: (1) Customers, (2) Employees, (3) Suppliers, (4) Stock and Debt Holders, and (5) Communities in which the companies operate.

The universe of companies eligible for inclusion in the Concinnity Conscious Companies Index is comprised of companies listed in the U.S. with a market capitalization greater than $2 billion. From this initial universe, Concinnity applies a proprietary, three-step analysis to select companies for the Concinnity Conscious Companies Index. In the first step, Concinnity utilizes approximately forty information sources and public rankings to identify and evaluate companies based on their demonstrated ability to achieve positive outcomes across all five stakeholder groups. Positive outcomes vary by stakeholder group, but include metrics that assess areas such as employee productivity, customer loyalty and corporate governance. These information sources are vetted annually by Concinnity and evaluated based on stakeholder focus, research methodology and third party or in-house analysis of a source's potential as a leading indicator of corporate and/or stock performance. Companies are scored by Concinnity based on their appearance and performance in these sources and rankings. Of the approximately 1,100 - 1,400 companies that typically make up the eligible universe, approximately 600-700 are generally selected by Concinnity for further analysis and potential inclusion in the Concinnity Conscious Companies Index.

In the second step of the research process, Concinnity uses a composite analysis to apply a deeper evaluation on the remaining companies. The composite analysis is a process that assesses various MsOS criteria by combining ratings data from multiple research entities that specialize in various stakeholder assessment categories. Companies are evaluated through a series of scoring lenses that combine to form a composite score, which is underpinned by several hundred MsOS criteria. Composite
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analysis MsOS criteria include, but are not limited to: employee engagement, executive integrity, customer relationship quality, labor and human rights, and quality of financial reporting. Various modeling techniques are then used by Concinnity to combine qualitative and quantitative data into a single score for each company. This score reflects the degree to which a company operates its business using the MsOS approach, as defined by the research process. The approximately 300-350 highest scoring companies ultimately comprise the MsOS investable universe for the purposes of constructing the Concinnity Conscious Companies Index.

In the final step, Concinnity applies a screen for consistent achievement to the MsOS investable universe of the approximately 300-350 highest scoring companies. In order to be included in the Concinnity Conscious Companies Index, a company must have qualified for inclusion in the MsOS investable universe for at least three consecutive years. The Concinnity Conscious Companies Index is equal-weighted. The Concinnity Conscious Companies Index may include large- or mid-capitalization companies, and will generally provide exposure to all major sectors. As of January 31, 2023, the Concinnity Conscious Companies Index had 177 constituents, with no single sector having an allocation greater than 25%. The three largest sectors represented in the Concinnity Conscious Companies Index as of January 31, 2023, were information technology, health care and financials.

Solactive U.S. Founder-Run Companies Index

The Solactive U.S. Founder-Run Companies Index is designed to provide exposure to U.S. companies in which a founder or co-founder of the company is serving as the Chief Executive Officer of the company (collectively, "Founder-Run Companies"). The starting universe of companies eligible for inclusion is the Solactive U.S. Broad Market Index. From this initial universe, Founder-Run Companies are identified using company-level data, and are then ranked by market capitalization. Founder-Run Companies are then screened for liquidity to determine eligibility for inclusion in the Solactive U.S. Founder-Run Companies Index. As of the respective selection date, new constituents must have a minimum six-month average daily traded value of $5 million to be eligible for inclusion, while existing constituents must have a minimum six-month average daily traded value of $4 million to remain in the Solactive U.S. Founder-Run Companies Index. If more than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the top 100 companies by market capitalization are selected for inclusion. If fewer than 100 Founder-Run Companies are eligible for inclusion based on the liquidity criteria, the companies that meet the liquidity criteria will comprise the constituents of the Solactive U.S. Founder-Run Companies Index. The Solactive U.S. Founder-Run Companies Index is equal-weighted and rebalanced annually.

ICE BofA Diversified Core U.S. Preferred Securities Index

The ICE BofA Diversified Core U.S. Preferred Securities Index is designed to track the broad-based performance of the U.S. preferred securities market. The ICE BofA Diversified Core U.S. Preferred Securities Index includes different categories of preferred stock, such as floating, variable and fixed-rate preferreds, cumulative and non-cumulative preferreds, and trust preferreds. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, and have a minimum amount outstanding of $50 million. Qualifying preferred securities must meet minimum price, liquidity, maturity and other requirements as determined by ICE Data Indices, LLC.
Constituents in the ICE BofA Diversified Core U.S. Preferred Securities Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level in order to limit the aggregate weight of a single issuer to 10% at each rebalance. The ICE BofA Diversified Core U.S. Preferred Securities Index is rebalanced quarterly.

S&P 500® Quality High Dividend Index

The S&P 500® Quality High Dividend Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index that exhibit high quality and dividend yield characteristics, as determined by Standard & Poor's Financial Services LLC, the provider of the S&P 500® Quality High Dividend Index. All constituents of the S&P 500® Quality High Dividend Index are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, eligible constituents are screened to include only securities that rank within the top 200 of the S&P 500® Index universe by both quality score and dividend yield. The S&P 500® Quality High Dividend Index is equal weighted and is reconstituted and rebalanced semi-annually. At each semi-annual rebalance, a sector capping methodology is applied to reduce sector concentration and increase diversification of the S&P 500® Quality High Dividend Index. As of January 31, 2023, the S&P 500® Quality High Dividend Index had 77 constituents.

Adaptive Wealth Strategies U.S. Factor Index

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The Adaptive Wealth Strategies U.S. Factor Index is owned and was developed by NorthCrest Asset Management. The Index is calculated and maintained by Solactive AG. The Adaptive Wealth Strategies U.S. Factor Index is designed to dynamically allocate across three sub-indices that provide exposure to U.S. equities that exhibit characteristics of one of three primary factors: value, momentum and low volatility. Each factor is represented by a sub-index that is derived from the Solactive U.S. Large & Mid Cap Index, which is designed to measure the 1,000 largest companies, by free float market capitalization, that are exchange-listed in the United States:

•Solactive U.S. Large & Mid Cap Value 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the greatest exposure to the value factor.

•Solactive U.S. Large & Mid Cap Momentum 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the highest degree of relative performance.

•Solactive U.S. Large & Mid Cap Minimum Downside Volatility 100 Index TR – This index is designed to measure the performance of the 100 stocks in the Solactive U.S. Large & Mid Cap Index that exhibit the lowest degree of downside volatility.

The Adaptive Wealth Strategies U.S. Factor Index is rebalanced quarterly. At each rebalance, the Adaptive Wealth Strategies U.S. Factor Index allocates weight to the three sub-indices based on the relative performance of each sub-index since the last rebalance of the Adaptive Wealth Strategies U.S. Factor Index. The Adaptive Wealth Strategies U.S. Factor Index is designed to always be fully allocated to at least two of the three sub-indices described above. As of January 31, 2023, the Adaptive Wealth Strategies U.S. Factor Index had 173 constituents.

ICE U.S. Variable Rate Preferred Securities Index

The ICE U.S. Variable Rate Preferred Securities Index is designed to track the broad-based performance of the U.S. variable rate preferred securities market. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, have floating or variable dividends or coupons, and have a minimum amount outstanding of $50 million. Qualifying preferred securities may, however, be issued by non-U.S. companies. Qualifying securities must be issued in $25, $50, $100, or $1000 par/liquidation preference increments, must have a traded market value of greater than $6 million in each of the previous three calendar months, and must have at least one year remaining to maturity, as determined by ICE Data Indices, LLC (the "Index Provider").

Constituents in the ICE U.S. Variable Rate Preferred Securities Index are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. A weighting cap of 10% is applied at the issuer level to limit the aggregate weight of a single issuer to 10% at each rebalance. The ICE U.S. Variable Rate Preferred Securities Index may include large-, mid- or small-capitalization companies. Components of the ICE U.S. Variable Rate Preferred Securities Index primarily include financials companies. The ICE U.S. Variable Rate Preferred Securities Index is rebalanced quarterly.

Adaptive Wealth Strategies U.S. Risk Management Index

The Adaptive Wealth Strategies U.S. Risk Management Index is owned and was developed by NorthCrest Asset Management. The Adaptive Wealth Strategies U.S. Risk Management Index is calculated and maintained by Solactive AG. The Adaptive Wealth Strategies U.S. Risk Management Index is designed to dynamically allocate between either 100% exposure to the Solactive GBS United States 500 Index TR ("U.S. Equity Position") or 100% exposure to the Solactive U.S. 1-3 Year Treasury Bond Index ("U.S. Treasury Position"). The Solactive U.S. 1-3 Year Treasury Bond Index is a rules-based, market value weighted index designed to track the performance of USD-denominated bonds issued by the U.S. Treasury with at least 1 year until maturity but less than 3 years until maturity, as of the selection date of the index. The Solactive GBS United States 500 Index TR is a float-adjusted market capitalization weighted index which measures the performance of the equity securities of the 500 largest companies from the United States stock market across all sectors. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market, rather than the total number of shares outstanding of an issuer. The Adaptive Wealth Strategies U.S. Risk Management Index seeks to provide exposure to the U.S. Equity Position during periods of normal equity market returns, and seeks to provide exposure to the U.S. Treasury Position prior to and during periods of adverse market conditions, as determined by the quantitative model developed by the Index Provider. The Adaptive Wealth Strategies U.S. Risk Management Index seeks to anticipate periods of adverse market conditions using quantitative signals (explained in further detail below) that have been developed based on historical data.

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The Adaptive Wealth Strategies U.S. Risk Management Index uses four quantitative signals calculated daily by Solactive AG to determine how the Adaptive Wealth Strategies U.S. Risk Management Index will be allocated between either the U.S. Equity Position or the U.S. Treasury Position, as further described below:

i.The 200-day simple moving average (“SMA”) of the U.S. Equity Position, which measures the average closing price of securities within the Solactive GBS United States 500 Index TR over a 200-day period;

ii.The moving average convergence divergence (“MACD”), which shows the relationship between two moving averages of the prices of securities within the U.S. Equity Position by subtracting the 26-day exponential moving average of the U.S. Equity Position from the 12-day exponential moving average;

iii.The drawdown percentage, where drawdown is defined as the peak-to-valley total change in market price of the U.S. Equity Position, and;

iv.The level of the Cboe Volatility Index (“VIX”), which is a benchmark index designed to measure the market’s expectation of future volatility.

Each of the signals above is given an equal “vote” in determining whether the Adaptive Wealth Strategies U.S. Risk Management Index is allocated to the U.S. Equity Position or to the U.S. Treasury Position. The allocation to either the U.S. Equity Position or the U.S. Treasury Position is determined as follows:

•Exit Voting: If the Adaptive Wealth Strategies U.S. Risk Management Index is currently invested in the U.S. Equity Position, at least three of the exit signals must be triggered (and no more than one entry signal) for the Adaptive Wealth Strategies U.S. Risk Management Index to exit the U.S. Equity Position and enter the U.S. Treasury Position.
•Entry Voting: If the Adaptive Wealth Strategies U.S. Risk Management Index is currently invested in the U.S. Treasury Position, at least two of the entry signals must be triggered for the Adaptive Wealth Strategies U.S. Risk Management Index to exit the U.S. Treasury Position and enter the U.S. Equity Position.

The trigger threshold for each signal is based on a predetermined Z-score level for that given signal. A Z-score (often referred to as a “standard score”) is a measure of how many standard deviations below or above the mean a data point is, and can be used to identify data points that may be considered outliers relative to the mean. The Z-score threshold for each vote is determined using historical returns data for the U.S. Equity Position starting in January of 1993. Each signal looks at the recent performance of the U.S. Equity Position or the VIX, and compares that to the historical performance of the U.S. Equity Position or the VIX, respectively. The Z-scores used in determining an exit or entry vote are designed to identify cases where the recent performance of the U.S. Equity Position or the VIX are sufficiently statistically different from the historical performance to indicate a drawdown event or period of positive market returns may be likely going forward. Depending on the performance of the U.S. Equity Position and the VIX, each signal can go for months without changing direction, or can change as frequently as within the course of a few days. Below is a description of each signal and its trigger threshold for market entry or exit:

◦SMA Signal:
▪Market Exit Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the 200-day SMA is below -0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the prior day Z-Score of the percent difference between the U.S. Equity Position closing price and the 200-day SMA of the U.S. Equity Position is below -4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the 200-day SMA is below -4.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦MACD Signal:
▪Market Exit Vote: If the prior day Z-Score of the MACD is below -0.25, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the MACD is below -0.25, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Z-Score of the MACD is above 4.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the MACD is above 4.00, based on
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historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦Drawdown Percentage Signal:
•Market Exit Vote: If the prior day Drawdown Percentage Z-Score is below 0.50, the signal indicates to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the drawdown percentage is below 0.50, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
•Market Entry Vote: If the prior day Drawdown Percentage Z-Score is below -2.00, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the drawdown percentage is below -2.00, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

◦VIX Signal:
▪Market Exit Vote: If the Z-Score of the level of the VIX is above 1.25, the signal votes to exit the U.S. Equity Position and enter the U.S. Treasury Position. If the Z-score of the level of the VIX is above 1.25, based on historical data, it may indicate that a drawdown event is possible, and the signal votes to move out of the U.S. Equity Position and into the U.S. Treasury Position.
▪Market Entry Vote: If the Z-Score of the level of the VIX is above 5.5, the signal indicates to exit the U.S. Treasury Position and enter the U.S. Equity Position. If the Z-score of the level of the VIX is above 5.5, based on historical data, it may indicate that the U.S. Equity Position will experience positive returns, and the signal votes to re-enter the U.S. Equity Position.

Each of the signals are calculated daily by Solactive AG. Whenever the required number of signals are triggered, the Adaptive Wealth Strategies U.S. Risk Management Index allocates 100% weight to either the constituents of the U.S. Equity Position or the U.S. Treasury Position. As a result, the Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objective. Whenever the Adaptive Wealth Strategies U.S. Risk Management Index rebalances into either the U.S. Equity Position or into the Treasury Position, the new weights go into effect three trading days after the quantitative signals indicate a rebalance is required. After changing its allocation, the Adaptive Wealth Strategies U.S. Risk Management Index must remain in the same allocation (the U.S. Equity Position or the U.S. Treasury Position) for at least ten trading days before it can change its allocation again. The Fund's investment objective and Adaptive Wealth Strategies U.S. Risk Management Index may be changed without shareholder approval.

Indxx Millennials Thematic Index

The objective of the Indxx Millennials Thematic Index is to track the performance of U.S. listed companies that provide exposure to the millennial generation consumption trends, (collectively, "Millennial Companies"), as defined by Indxx, LLC, the provider of the Indxx Millennials Thematic Index. The millennial generation refers to the demographic in the U.S. with birth years ranging from 1980 to 2000.

The eligible universe of the Indxx Millennials Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Millennials Thematic Index. The Indxx Millennials Thematic Index only includes companies listed in the United States. The Indxx Millennials Thematic Index is developed using a proprietary, multi-step research process to identify Millennial Companies. First, Indxx, LLC conducts fundamental research on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, Indxx, LLC determines key categories that appear to be most reflective of how individuals from the millennial generation spend their time and money (collectively, "Spending Categories"). As of January 31, 2023, Indxx, LLC has identified the following eight key Spending Categories for millennials: (1) Social and Entertainment, (2) Clothing and Apparel, (3) Travel and Mobility, (4) Food/Restaurants and Consumer Staples, (5) Financial Services and Investments, (6) Housing and Home Goods, (7) Education and Employment, and (8) Health and Fitness. These Spending Categories may change over time, as determined by Indxx, LLC.

After establishing these Spending Categories, Indxx, LLC uses a variety of sources - including, but not limited to: industry reports, investment research and financial statements published by companies - to identify companies with significant exposure to these Spending Categories. A company is determined to have significant exposure to the Spending Categories if (i) it derives a significant portion of its revenue from the Spending Categories, or (ii) it has stated its primary business to be in products and
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services focused on the Spending Categories, as determined by Indxx, LLC The companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Indxx Millennials Thematic Index.

In the final step of the selection process, Indxx, LLC conducts a composite analysis on the remaining companies to identify Millennial Companies within each of the Spending Categories. As part of this process, Indxx, LLC utilizes the fundamental research it has conducted on trends related to the millennial generation in order to evaluate companies based on quantitative and qualitative criteria that have been identified as being consistent with millennial demographics and consumer preferences. As of January 31, 2023, some examples of the criteria used in the evaluation process include but are not limited to: E-commerce, social and professional networks, digital media streaming services, athletic and outdoor apparel, multi-family apartments, and peer reviews/recommendations. A company identified as having significant exposure to a criteria will receive additional points as part of the composite scoring process. A company is determined to have significant exposure to a criteria based on its revenue exposure to that particular criteria (relative to the other companies in its Spending Category) or based on its primary stated area of business (relative to other companies in its Spending Category). Indxx, LLC then scores the companies based on these criteria to determine the companies that are most reflective of Millennial Companies within each Spending Category. These criteria will vary by Spending Category and are subject to evaluation by Indxx, LLC on an annual basis. A minimum of five and a maximum of fifteen companies from each Spending Category are included in the Indxx Millennials Thematic Index, primarily based on their score in the composite analysis conducted by Indxx, LLC.

The Indxx Millennials Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Millennials Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, information technology and financial services companies as well as real estate investment trusts ("REITs").

Indxx Global Health & Wellness Thematic Index

The objective of the Indxx Global Health & Wellness Thematic Index is to provide exposure to exchange-listed companies in developed markets that provide products and services that facilitate physical wellness through active and healthy lifestyles, including but not limited to companies involved in fitness equipment, fitness technology, athletic apparel, nutritional supplements, and organic/natural food offerings, (collectively, "Health & Wellness Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Health & Wellness Thematic Index.

The eligible universe of the Indxx Global Health & Wellness Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Health & Wellness Thematic Index. The Indxx Global Health & Wellness Thematic Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Health & Wellness Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, Indxx, LLC has identified the following four themes that are expected to provide the most exposure to Health & Wellness Companies: (1) Healthy Food, Nutrition and Weight Loss, (2) Fitness and Fitness Apparel, (3) Nutritional Supplements and Preventive Health Care, (4) Anti-Aging and Wellness (collectively, "Health & Wellness Themes"). In order to be included in the Indxx Global Health & Wellness Thematic Index, a company must be identified as having significant exposure to these Health & Wellness Themes, as determined by Indxx, LLC. Indxx, LLC analyzes companies based on two primary criteria: revenue exposure and primary business operations. A company is to have significant exposure to the Health & Wellness Themes if (i) it derives a significant portion of its revenue from the sale of products or services from the Health & Wellness Themes, or (ii) it has stated its primary business to be in products and services focused on the Health & Wellness Themes, as determined by Indxx, LLC.

The Indxx Global Health & Wellness Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Global Health & Wellness Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, health care and information technology companies.

Indxx Aging Population Thematic Index
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The Indxx Aging Population Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services (collectively, "Aging Population Companies"), as defined by Indxx, LLC, the provider of the Indxx Aging Population Thematic Index.

The eligible universe of the Indxx Aging Population Thematic Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Aging Population Thematic Index. The Indxx Aging Population Thematic Index may include components from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Aging Population Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As of January 31, 2023, Indxx, LLC has identified the following four themes that are expected to provide the most exposure to Aging Population Companies: (1) Health Care Products, (2) Health Care Services, (3) Medical Devices, and (4) Senior Homes (collectively, "Aging Population Themes"). In order to be included in the Indxx Aging Population Thematic Index, a company must be identified as having significant exposure to these Aging Population Themes, as determined by Indxx, LLC. Companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Aging Population Themes if (i) it derives a significant portion of its revenue from the Aging Population Themes, or (ii) it has stated its primary business to be in products and services focused on the Aging Population Themes, as determined by Indxx, LLC.

The Indxx Aging Population Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. The Indxx Aging Population Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include health care, biotechnology and pharmaceuticals companies as well as real estate investment trusts ("REITs").

Indxx Global Fintech Thematic Index

The Indxx Global Fintech Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that provide financial technology products and services, including companies involved in mobile payments, peer-to-peer (P2P) and marketplace lending, financial analytics software and alternative currencies (collectively, "FinTech Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Fintech Thematic Index.

The eligible universe of the Indxx Global Fintech Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by the Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Fintech Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Fintech Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies FinTech Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the fintech industry in order to establish the themes that are expected to provide the most exposure to the growth of the fintech industry. As of January 31, 2023, Indxx, LLC has identified the following six fintech themes: (1) Mobile Payments, (2) P2P and Marketplace Lending, (3) Enterprise Solutions, (4) Blockchain and Alternative Currencies, (5) Crowdfunding, and (6) Personal Finance Software and Automated Wealth Management/Trading (collectively, "FinTech Themes"). In order to be included in the Indxx Global Fintech Thematic Index, a company must be identified as having significant exposure to these FinTech Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the FinTech Themes if (i), it derives a significant portion of
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its revenue from the FinTech Themes, and (ii), it has stated its primary business to be in products and services focused on the FinTech Themes, as determined by Indxx, LLC.

The Indxx Global Fintech Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Fintech Thematic Index. The Indxx Global Fintech Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include financial and information technology companies.

Indxx Global Internet of Things Thematic Index

The Indxx Global Internet of Things Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that facilitate the Internet of Things industry, including companies involved in wearable technology, home automation, connected automotive technology, sensors, networking infrastructure/software, smart metering and energy control devices (collectively, "Internet of Things Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Internet of Things Thematic Index. The Internet of Things refers to the network of physical objects (such as electronic devices, wearables, connected vehicles, infrastructure, equipment, smart home appliances, buildings) that are connected to the internet. Such objects often utilize embedded semiconductors, sensors, and software to collect, analyze, receive, and transfer data via networks enabled by technologies such as WiFi, 4G and 5G telecommunications infrastructure, and fiber optics.

The eligible universe of the Indxx Global Internet of Things Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Internet of Things Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Internet of Things Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Internet of Things Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the Internet of Things industry in order to establish the themes that are expected to provide the most exposure to the growth of the Internet of Things industry. As of January 31, 2023, Indxx, LLC has identified the following four Internet of Things themes: (1) Consumer Internet of Things Technology, (2) Equipment, Vehicle, and Infrastructure/Building Technology, (3) Semiconductors and Sensors and (4) Networking Infrastructure/Software (collectively, "Internet of Things Themes"). In order to be included in the Indxx Global Internet of Things Thematic Index, a company must be identified as having significant exposure to these Internet of Things Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Internet of Things Themes if (i), it derives a significant portion of its revenue from the Internet of Things Themes, (ii), it has stated its primary business to be in products and services focused on the Internet of Things Themes, as determined by Indxx, LLC. In addition, companies with more diversified revenue streams may also be included in the Indxx Global Internet of Things Thematic Index if they meet the following criteria: (1) identified as being critical to the IoT ecosystem due to scale in certain IoT technologies and services, (2) have a distinct business unit(s) focused on IoT products and services and (3) have a core competency that is expected to benefit from increased adoption of IoT, as determined by Indxx, LLC. Companies that meet these criteria are eligible for inclusion in the Indxx Global Internet of Things Thematic Index with a weighting cap of 2%.

The Indxx Global Internet of Things Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Internet of Things Thematic Index. The Indxx Global Internet of Things Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies.

Indxx Global Robotics & Artificial Intelligence Thematic Index

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned
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vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Robotics & Artificial Intelligence Thematic Index.

The eligible universe of the Indxx Global Robotics & Artificial Intelligence Thematic Index includes among the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Robotics & Artificial Intelligence Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Robotics & Artificial Intelligence Thematic Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and the United States.

From the eligible universe, Indxx, LLC identifies Robotics & Artificial Intelligence Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the robotics and artificial intelligence industry in order to establish the themes that are expected to provide the most exposure to the growth of the robotics and artificial intelligence industry. As of January 31, 2023, Indxx, LLC has identified the following four robotics and artificial intelligence themes: (1) Industrial Robotics and Automation, (2) Unmanned Vehicles and Drones, (3) Artificial Intelligence and (4) Non-Industrial Robotics (collectively, "Robotics & Artificial Intelligence Themes"). In order to be included in the Indxx Global Robotics & Artificial Intelligence Thematic Index, a company must be identified as having significant exposure to these Robotics & Artificial Intelligence Themes, as determined by Indxx, LLC. In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is deemed to have significant exposure to the Robotics & Artificial Intelligence Themes if (i), it derives a significant portion of its revenue from the Robotics & Artificial Intelligence Themes, (ii), it has stated its primary business to be in products and services focused on the Robotics & Artificial Intelligence Themes, as determined by Indxx, LLC.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies.

Indxx U.S. Infrastructure Development Index

The Indxx U.S. Infrastructure Development Index is designed to measure the performance of U.S. listed companies that provide exposure to domestic infrastructure development, including companies involved in construction and engineering, production of infrastructure raw materials, composites and products; industrial transportation; and producers/distributors of heavy construction equipment (collectively, "U.S. Infrastructure Development Companies"), as defined by Indxx, LLC, the provider of the Indxx U.S. Infrastructure Development Index.

The eligible universe of the Indxx U.S. Infrastructure Development Index includes the most liquid and investable companies in accordance with the standard market capitalization and liquidity criteria associated with developed markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $1 million in order to be eligible for inclusion in the Index. The Indxx U.S. Infrastructure Development Index only includes companies listed in the United States.

From the eligible universe, Indxx, LLC identifies U.S. Infrastructure Development Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and spending trends related to infrastructure development in order to establish the themes that are expected to provide the most exposure to increased investment in U.S. infrastructure. As of January 31, 2023, Indxx, LLC has identified the following four U.S. infrastructure development themes: (1) Construction and Engineering Services, (2) Raw Materials and Composites, (3) Products and Equipment, and (4) Industrial Transportation (collectively, "U.S. Infrastructure Development Themes").

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In the second step of the process, companies are analyzed based on two primary criteria: revenue exposure and primary business operations. A company is eligible for inclusion in the Indxx U.S. Infrastructure Development Index if (i) it derives a significant portion of its revenue from the U.S. Infrastructure Development Themes, or (ii) it has stated its primary business to be in products and services focused on the U.S. Infrastructure Development Themes, as determined by Indxx, LLC. Furthermore, only companies that generate greater than 50% of revenues from the U.S. as of the index selection date, as determined by Indxx, LLC, are eligible for inclusion in the Indxx U.S. Infrastructure Development Index.

The Indxx U.S. Infrastructure Development Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced annually. At the annual rebalance, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Indxx U.S. Infrastructure Development Index. The Indxx U.S. Infrastructure Development Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and materials companies.

Solactive Autonomous & Electric Vehicles Index

The Solactive Autonomous & Electric Vehicles Index is designed to provide exposure to exchange-listed companies that are involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric/hybrid vehicles, electric/hybrid vehicle components and materials, autonomous driving technology, and network connected services for transportation, (collectively, "Autonomous and Electric Vehicle Companies"), as defined by Solactive AG, the provider of the Solactive Autonomous & Electric Vehicles Index.

The eligible universe of the Solactive Autonomous & Electric Vehicles Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with the eligible markets, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Autonomous & Electric Vehicles Index. As of January 31, 2023, companies from the following countries were eligible for inclusion in the Solactive Autonomous & Electric Vehicles Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

From the eligible universe, Solactive AG identifies Autonomous and Electric Vehicle Companies by applying a proprietary natural language processing algorithm process that seeks to identify companies with exposure to the following categories:

•Electric Vehicles ("EV") - companies that produce electric/hybrid vehicles, including cars, trucks, motorcycles/scooters, buses, and electric rail.

•Electric Vehicle Components ("EVC") - companies that produce electric/hybrid vehicle components, including electric drivetrains, lithium-ion and other types of electric batteries, and fuel cells. In addition, companies that produce the chemicals and raw materials (including but not limited to lithium and cobalt) that comprise these electric/hybrid vehicle components are eligible for inclusion.

•Autonomous Vehicle Technology ("AVT") - companies that build autonomous vehicles and/or develop hardware and software that facilitates the development of autonomous vehicles, including sensors, mapping technology, artificial intelligence, advanced driver assistance systems, ride-share platforms, and network-connected services for transportation.

In order to be included in the Solactive Autonomous & Electric Vehicles Index, a company must be identified as having exposure to these categories based on the ranking it receives from the natural language processing algorithm ("Segment Score"), as determined by Solactive AG. Within each category listed above, companies are ranked by Solactive AG according to their respective Segment Score. Solactive AG then reviews the companies to ensure relevance to one or more of the categories above based on the business operations of the company. The Solactive Autonomous & Electric Vehicles Index is comprised of the highest ranking 15 companies in the EV segment, the highest ranking 30 companies in the EVC segment, and the highest ranking 30 companies in the AVT segment, as determined by Solactive AG and subject to certain buffer rules intended to reduce turnover.

The Solactive Autonomous & Electric Vehicles Index is weighted according to a modified capitalization weighting methodology and is reconstituted semi-annually. At the semi-annual reconstitution, a capping methodology is applied to reduce concentration in individual securities and increase diversification of the Solactive Autonomous & Electric Vehicles Index. The
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Solactive Autonomous & Electric Vehicles Index may include large-, mid- or small-capitalization companies, and components primarily include industrials, information technology, materials, and consumer discretionary companies.

Indxx Artificial Intelligence & Big Data Index

The Indxx Artificial Intelligence & Big Data Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the further development and utilization of artificial intelligence technology in their products and services, as well as to companies that provide hardware which facilitates the use of artificial intelligence for the analysis of big data (collectively, "Artificial Intelligence & Big Data Companies"), as defined by Indxx, LLC, the provider of the Indxx Artificial Intelligence & Big Data Index.

The eligible universe of the Indxx Artificial Intelligence & Big Data Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC or 3 months, in the case of other IPOs) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Artificial Intelligence & Big Data Index. As of January 31, 2023, companies listed or incorporated in the following countries were eligible for inclusion in the Indxx Artificial Intelligence & Big Data Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and the United States. In addition, ADRs and GDRs of companies incorporated or with primary listing in China are eligible for inclusion.

From the eligible universe, Indxx, LLC identifies Artificial Intelligence & Big Data Companies by applying a proprietary analysis that seeks to identify companies that can be classified in the following categories:

•Artificial Intelligence Developers

▪Artificial Intelligence Applied to Products and Services - Companies that have developed internal artificial intelligence capabilities (organically or through acquisition) and are applying artificial intelligence technology directly in their products and services. Artificial intelligence applications include but are not limited to language/ image processing and recognition, automated communications, threat detection, recommendation generation, and other predictive analytics.

▪Artificial Intelligence-as-a-Service ("AIaaS") for Big Data Applications - Companies that provide artificial intelligence capabilities to their customers as a service. Companies in this segment typically offer cloud-based platforms that allow their customers to apply artificial intelligence techniques to big data without the need for a direct investment in their own artificial intelligence-related infrastructure or capabilities.

•Artificial Intelligence and Big Data Analytics Hardware

◦Artificial Intelligence Hardware - Companies that produce semiconductors, memory storage and other hardware that is utilized for artificial intelligence applications. This currently includes, but is not limited to, companies that produce graphics processing units (GPUs), application-specific integrated circuit ("ASIC") chips, field-programmable gate array ("FPGA") chips, and all-flash array storage.

◦Quantum Computing - Companies that are developing quantum computing technology.  While currently in the process of being commercialized, quantum computing is expected to have significant potential for artificial intelligence and big data applications.

In order to be included in the Indxx Artificial Intelligence & Big Data Index, a company must be classified in the categories described above, as determined by Indxx, LLC. This classification is based on a composite analysis of public filings, products and services, official company statements and other information regarding direct involvement in the artificial intelligence and big data categories as described above. Eligible companies are then ranked by Indxx, LLC using a research framework that assesses a company's exposure to these categories. Companies must receive a minimum score within a given category to be selected in the Indxx Artificial Intelligence & Big Data Index, as determined by Indxx, LLC.

The Indxx Artificial Intelligence & Big Data Index is weighted according to a modified capitalization weighting methodology and is reconstituted annually with a semi-annual re-weighting. The Indxx Artificial Intelligence & Big Data Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies.
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Solactive Genomics Index

The Solactive Genomics Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of genomic science and biotechnology, as well as applications thereof (collectively, "Genomics & Biotechnology Companies"), as defined by Solactive AG, the provider of the Solactive Genomics Index ("Index Provider"). In order to be eligible for inclusion in the Solactive Genomics Index, a company is considered by the Index Provider to be a Genomics & Biotechnology Company if it derives at least 50% of its revenue, operating income, or assets from genomics and/or biotechnology, as determined by Solactive AG. These companies include those involved in the following business activities, as determined by Solactive AG: (i) gene editing, (ii) genomic sequencing, (iii) development and testing of genetic medicine/therapies, (iv) computational genomics and genetic diagnostics, and/or (v) biotechnology.

In constructing the Solactive Genomics Index, Solactive AG first establishes the eligible universe by utilizing FactSet sector classifications: only companies classified by FactSet as healthcare companies are eligible for the Solactive Genomics Index. Solactive AG then applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the genomics industry based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Gene Editing: Companies that develop technology for the insertion, deletion, or replacement of DNA at a specific site in the genome of an organism.
ii.Genomic Sequencing: Companies that are engaged in the process of determining the complete DNA sequence of an organism's genome.
iii.Genetic Medicine/Therapies: Companies that seek to detect, cure or treat diseases by identifying and/or modifying an organism's gene expression or functioning.
iv.Computational Genomics and Genetic Diagnostics: Companies that use computational and statistical analysis to decipher biological insights from genome sequences and related data.
v.Biotechnology: Companies that combine biologic processes and technology to develop products and services.

The eligible universe of the Solactive Genomics Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Genomics Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Genomics Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Solactive Genomics Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. The Solactive Genomics Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Solactive Genomics Index had 40 constituents.

Indxx Global Cloud Computing Index

The Indxx Global Cloud Computing Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of cloud computing technology, including but not limited to companies whose principal business is in offering computing Software-as-a-Service ("SaaS"), Platform-as-a-Service ("PaaS"), Infrastructure-as-a-Service ("IaaS"), managed server storage space and data center real estate investment trusts ("REITs"), and/or cloud and edge computing infrastructure and hardware (collectively, "Cloud Computing Companies"), as defined by Indxx LLC, the provider of the Indxx Global Cloud Computing Index.

In constructing the Indxx Global Cloud Computing Index, Indxx LLC first identifies FactSet Industries related to cloud computing. Companies within these Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to cloud computing activities. To be eligible for the Indxx Global Cloud Computing Index, a company is considered by Indxx LLC to be a Cloud Computing Company if the company generates at least 50% of its revenues from cloud computing activities, as determined by Indxx LLC. Indxx LLC classifies Cloud Computing Companies as those companies that
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(i) license and deliver software over the internet on a subscription basis (SaaS), (ii) provide a platform for creating software applications which are delivered over the internet (PaaS), (iii) provide virtualized computing infrastructure over the internet (IaaS), (iv) own and manage facilities customers use to store data and servers, including data center REITs, and/or (v) manufacture or distribute infrastructure and/or hardware components used in cloud and edge computing activities, as determined by Indxx LLC. In addition, companies that generate at least $500 million of revenue from providing public cloud infrastructure (but less than 50% of their overall revenues), are eligible for inclusion in the Indxx Global Cloud Computing Index. These companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance.

To be a part of the eligible universe of the Indxx Global Cloud Computing Index, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Cloud Computing Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Indxx Global Cloud Computing Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Indxx Global Cloud Computing Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Indxx Global Cloud Computing Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Indxx Global Cloud Computing Index had 36 constituents.

Cannabis Index

The Cannabis Index is designed to provide exposure to exchange-listed companies that are active in the cannabis industry (collectively, "Cannabis Companies"), as defined by Solactive AG, the provider of the Cannabis Index. In order to be eligible for inclusion in the Cannabis Index, a company is considered by Solactive AG to be a Cannabis Company if it derives at least 50% of its revenue, operating income, or assets from the cannabis industry. The cannabis industry is composed of the following areas: (i) the legal production, growth and distribution of marijuana, as well as extracts, derivative products or synthetic versions thereof; (ii) the legal production, growth and distribution of hemp, as well as extracts, derivative products or synthetic versions thereof; (iii) financial services (insurance offerings, property leasing, financing, capital markets activity and investments) provided to companies involved in the production, growth and distribution of cannabis; (iv) pharmaceutical applications of cannabis; (v) cannabidiol (better known as CBD) and cannabis oil products, edibles, topicals, drinks and other products; (vi) products that may be used to consume cannabis; and (vii) the provision of software and/or online marketplaces or platforms primarily for the cannabis sector. In addition, companies that Solactive AG expects to derive at least 50% of future revenue, operating income or assets from the cannabis industry based on its review of their primary business operations, capital investments and/or operating expenses, as well as other public statements, are eligible for inclusion in the Cannabis Index ("Pre-Revenue Companies"). Pre-Revenue Companies are subject to an aggregate weight cap of 15% at each quarterly rebalance. Additionally, Pre-Revenue Companies do not count towards satisfaction of the Fund's policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes (if any), in Cannabis Companies, and in ADRs and GDRs based on such securities.
To be a part of the eligible universe of the Cannabis Index, a Cannabis Company must be listed on a regulated stock exchange that requires issuers to maintain compliance with all laws, rules and regulations applicable to their business. As such, the Cannabis Index is designed to invest in Cannabis Companies that represent that they operate cannabis-related business activities, or supply products and perform services for companies that grow, produce, distribute, or sell cannabis or products derived from cannabis, in a manner that is legal under all laws, rules and regulations applicable to the company's business. A company must also meet certain minimum market capitalization and liquidity criteria, as defined by the Index Provider. As of January 31, 2023, companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last three and/or six months greater than or equal to $2 million in order to be eligible for inclusion in the Cannabis Index as of the selection date. Companies in the Cannabis Index must retain a minimum market capitalization of $80 million and average daily turnover for the last three and/or six months greater than or equal to $1.4 million as of the selection date in order to be eligible to remain in the Cannabis Index. The aforementioned criteria may be reduced , as per the Cannabis
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Index methodology, in the event that fewer than 25 companies meet these criteria. The market capitalization minimum requirement can be reduced to $50 million for new index constituents and $35 million for companies that are already index constituents. Similarly, the average daily turnover minimum requirement can be reduced to $500,000 for new index constituents and $200,000 for companies that are already index constituents. If there are still an insufficient number of companies that meet these reduced criteria to fulfill the weighting scheme requirements, the market capitalization and average daily turnover criteria can be reduced stepwise by 10% for companies that are index constituents until the index retains a sufficient number of securities. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Cannabis Index: Australia, Canada, United Kingdom, and the United States.

The Cannabis Index is weighted according to modified effective market capitalization, using a scheme that accounts for liquidity in determining final weights and is reconstituted and re-weighted quarterly. Additionally, on an intra-quarter basis, if the Index Provider determines that a constituent of the Cannabis Index does not meet the index requirements with respect to compliance with laws, rules and regulations, the Index Provider may remove such constituent outside of the regular rebalance schedule. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Cannabis Index may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization and small-capitalization companies. As of January 31, 2023, the Cannabis Index had 17 constituents. The Fund's investment objective and Cannabis Index may be changed without shareholder approval.

Global X Cybersecurity ETF

The Global X Cybersecurity ETF is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased adoption of cybersecurity technology, including but not limited to companies whose principal business is in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices (collectively, "Cybersecurity Companies"), as determined by Indxx LLC, the provider of the Global X Cybersecurity ETF.

In constructing the Global X Cybersecurity ETF, Indxx LLC first identifies FactSet Industries related to cybersecurity. Companies within these FactSet Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to cybersecurity activities. To be eligible for the Global X Cybersecurity ETF as a Cybersecurity Company, a company must generate at least 50% of its revenues from cybersecurity activities, which Indxx LLC classifies as the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices.

To be a part of the eligible universe of the Global X Cybersecurity ETF, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last six months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Global X Cybersecurity ETF. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Global X Cybersecurity ETF: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Global X Cybersecurity ETF is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and thereby increase exposure to other companies. The Global X Cybersecurity ETF may include large-, mid- or small-capitalization companies, and components primarily include mid-capitalization companies. As of January 31, 2023, the Global X Cybersecurity ETF had 23 constituents.

Solactive Thematic Growth Index

The Solactive Thematic Growth Index seeks to provide broad exposure to thematic growth strategies using a portfolio of exchange-traded funds (each, an "Underlying ETF"). The Solactive Thematic Growth Index allocates index weights among the Underlying ETFs based on a quantitative methodology developed by Solactive AG, the provider of the Solactive Thematic Growth Index, which is designed to determine the selection and weighting of the eligible Underlying ETFs. The share prices of
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the Underlying ETFs are expected to track the performance of equities in developed or emerging markets that provide exposure to structurally disruptive macro-trends.

The Solactive Thematic Growth Index is constructed from the eligible universe of Underlying ETFs, each of which is issued by Global X Funds® and is determined by Solactive AG to provide exposure to structurally disruptive macro-trends and the underlying investments that stand to benefit from the materialization of those trends ("Global X Thematic Growth ETFs"). Structurally disruptive macro-trends typically eschew traditional sector and geographic classifications, and may stem from advancements in disruptive technology, changing consumer habits and demographics, or changing needs for infrastructure or finite resources. The Underlying Index is equal weighted. On an annual basis, the Underlying Index is reconstituted to allocate exposure to a subset of the eligible Underlying ETFs using a quantitative methodology that ranks each of the eligible Underlying ETFs based on realized sales growth. In order to calculate the realized sales growth for a given Underlying ETF, Solactive AG calculates the realized sales growth of each component security of each eligible Underlying ETF. The realized sales growth of each component security of the Underlying ETF is then used to calculate the aggregate realized sales growth for the Underlying ETF, based on the respective weights of the component securities in the Underlying ETF. Realized sales growth is determined by calculating the difference between a component security's revenue over the previous 12 months from the date of the rebalance and its revenue over the 12 months prior to the previous rebalance date. In addition to the annual reconstitution, the Solactive Thematic Growth Index is reweighted on a semi-annual basis. As of January 31, 2023, the Underlying ETFs eligible for inclusion in the Solactive Thematic Growth Index are: Global X Aging Population ETF, Global X AgTech & Food Innovation ETF, Global X Artificial Intelligence & Technology ETF, Global X Autonomous & Electric Vehicles ETF, Global X Blockchain ETF, Global X Cannabis ETF, Global X China Biotech Innovation ETF, Global X Clean Water ETF, Global X CleanTech ETF, Global X Cloud Computing ETF, Global X Cybersecurity ETF, Global X Data Center REITs & Digital Infrastructure ETF, Global X E-Commerce ETF, Global X Education ETF, Global X Emerging Markets Internet & E-commerce ETF, Global X FinTech ETF, Global X Genomics & Biotechnology ETF, Global X Health & Wellness ETF, Global X Hydrogen ETF, Global X Internet of Things ETF, Global X Lithium and Battery Tech ETF, Global X Millennial Consumer ETF, Global X Renewable Energy Producers ETF, Global X Robotics & Artificial Intelligence ETF, Global X Social Media ETF, Global X Telemedicine & Digital Health ETF, Global X U.S. Infrastructure Development ETF, Global X Video Games & Esports ETF, Global X Metaverse ETF, Global X Disruptive Materials ETF, Global X Green Building ETF, Global X Solar ETF and Global X Wind Energy ETF.

Solactive Video Games & Esports Index

The Solactive Video Games & Esports Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from increased consumption related to video games and esports, including companies whose principal business is in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware (collectively, "Video Games & Esports Companies"), as defined by Solactive AG, the provider of the Solactive Video Games & Esports Index.

In constructing the Solactive Video Games & Esports Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which screens filings, disclosures and other public information (e.g., regulatory filings, earnings transcripts, etc.) for keywords that describe the index theme, to identify and rank companies with direct exposure to the video games and esports industry. Companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG on the basis of revenue related to video games and esports activities. To be eligible for the Solactive Video Games & Esports Index, a company is considered by Solactive AG to be a Video Games & Esports Company if the company generates at least 50% of its revenues from video games and esports activities, as determined by Solactive AG. Video Games & Esports Companies are those companies that (i) develop and/or publish video games, (ii) facilitate the streaming or distribution of video gaming and/or esports content, (iii) operate and/or own competitive esports leagues and/or competitive esports teams, and/or (iv) produce hardware used in video games and/or esports, including augmented and virtual reality.

To be a part of the eligible universe of the Solactive Video Games & Esports Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Video Games & Esports Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Video Games & Esports Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Video Games & Esports Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on
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market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Video Games & Esports Index may include large-, mid- or small-capitalization companies. As of January 31, 2023, the Solactive Video Games & Esports Index had 50 constituents.

Indxx Global Education Thematic Index

The objective of the Indxx Global Education Thematic Index is to provide exposure to exchange-listed companies globally that provide educational products and services, including companies primarily involved in digital learning and educational content/publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms, (collectively, "Education Companies"), as defined by Indxx, LLC, the provider of the Indxx Global Education Thematic Index.

The eligible universe of the Indxx Global Education Thematic Index includes among the most liquid and investable companies in accordance with the market capitalization and liquidity criteria associated with developed and emerging markets, as defined by Indxx, LLC. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global Education Thematic Index. As of January 31, 2023, components from the following countries were eligible for inclusion in the Indxx Global Education Thematic Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

From the eligible universe, Indxx, LLC identifies Education Companies by applying a proprietary analysis that consists of two primary components: theme identification and company analysis. As part of the theme identification process, Indxx, LLC analyzes industry reports, investment research and consumer data related to the education industry in order to establish the themes that are expected to provide the most exposure to the growth of the education industry. As of January 31, 2023, Indxx, LLC has identified the following five education themes (collectively, "Education Themes"):

i.Educational Content/Publishing: Includes companies involved in developing, providing and publishing educational content, including but not limited to companies providing digital content for test preparations, language learning courses, and traditional and interactive e-textbooks for purchase or rental.
ii.Digital Learning Platforms: Includes companies which are involved in providing digital learning platforms, MOOCs (Massive Open Online Courses), accredited online courses, recognized educational degrees, vocational training, educational games and training/tutor services, content delivery tools (e.g. digital whiteboards), augmented/virtual reality-based education/training, and artificial intelligence tools for augmenting teaching and learning.
iii.Early Childhood Education: Includes companies involved in providing early/pre-school education services, managing child-care centers and related services.
iv.Secondary, Higher and Professional Education: Includes companies that provide campus-based courses, classroom-based tutoring services and companies providing professional education services and programs excluding for-profit schools/universities.
v.Enterprise Video and Chat Communication Platforms: Includes companies that provide cloud-based platforms with communications capabilities such as voice, video and messaging to its users.

In order to be included in the Indxx Global Education Thematic Index, a company must be identified by Indxx, LLC as having significant exposure to one or more of these Education Themes, as determined by Indxx, LLC. In the second step of the process, Indxx, LLC analyzes companies based on revenue exposure to the Education Themes. A company is identified as having significant exposure to the Education Themes if it derives a significant portion of its revenue from the sale of products or services from one or more of the Education Themes, as determined by Indxx, LLC.

The Indxx Global Education Thematic Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company- level diversification. Additionally, Enterprise Video and Chat Communication Platforms are subject to an aggregate weight cap of 15% at each semi-
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annual rebalance. The Indxx Global Education Thematic Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary and communication services companies.

Solactive Telemedicine & Digital Health Index

The Solactive Telemedicine & Digital Health Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from further advances in the field of telemedicine and digital health, as well as applications thereof (collectively, "Telemedicine & Digital Health Companies"), as defined by Solactive AG, the provider of the Solactive Telemedicine & Digital Health Index. In order to be eligible for inclusion in the Solactive Telemedicine & Digital Health Index, a company is considered by Solactive AG to be a Telemedicine & Digital Health Company if it derives at least 50% of its revenue, operating income, or assets from telemedicine and/or digital health. These companies include those involved in the following business activities: (i) telemedicine, (ii) healthcare analytics, (iii) connected healthcare devices, and/or (iv) administrative digitization.

In constructing the Solactive Telemedicine & Digital Health Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies with direct exposure to the telemedicine and digital health industry based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Telemedicine: Companies that connect physicians and patients digitally, facilitating a range of medical activities that include diagnosis, treatment, and medication management, as well as offering online pharmaceutical services, and/or providing internet healthcare platforms.
ii.Healthcare Analytics: Companies that collect, produce, utilize, and/or store data for healthcare related statistical and/or computational analyses, including artificial intelligence analyses and cloud-based analytics platforms.
iii.Connected Healthcare Devices: Companies that develop healthcare devices which automatically transmit data and results to patients and/or physicians to assist in real-time, dynamic patient treatment and preventative care.
iv.Administrative Digitization: Companies that enhance healthcare provider management processes including patient intake, staffing solutions, revenue/billing cycle management, digital healthcare security, as well as doctor/hospital search, booking and/or rating services for patient use.

The eligible universe of the Solactive Telemedicine & Digital Health Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Telemedicine & Digital Health Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Telemedicine & Digital Health Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Telemedicine & Digital Health Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Telemedicine & Digital Health Index may include large-, mid- or small-capitalization companies, and components primarily include healthcare companies. As of January 31, 2023, the Solactive Telemedicine & Digital Health Index had 40 constituents.

Solactive China Biotech Innovation Index

The Solactive China Biotech Innovation Index is designed to provide exposure to exchange-listed companies that are directly involved in China’s biotechnology industry. The securities eligible for inclusion in the Solactive China Biotech Innovation Index include:

•H-Shares (securities of companies incorporated in China that are denominated in Hong Kong Dollars and listed on the Hong Kong Stock Exchange (the "HKSE"));
•Red Chips (securities of companies with a majority of their business operations in mainland China and that are controlled by the national government or local governments of China, traded on the HKSE in Hong Kong dollars);
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•P-Chips (securities of companies with the majority of their business operations in mainland China and controlled by individuals in China, but that are incorporated outside of China);
•A-Shares (securities of companies incorporated in mainland China that trade on Chinese exchanges in renminbi) that are accessible through the Shanghai-Hong Kong Stock Connect program ("Shanghai Connect") or the Shenzhen-Hong Kong Stock Connect program ("Shenzhen Connect", and together with Shanghai Connect, "Stock Connect Programs"); and
•Foreign listings such as American Depository Receipts ("ADRs").

The Stock Connect Programs are securities trading and clearing programs that aim to achieve mutual stock market access between China and Hong Kong. Under the Stock Connect Programs, the Fund's trading of eligible A-Shares listed on the Shanghai Stock Exchange ("SSE") or Shenzhen Stock Exchange ("SZSE"), as applicable, would be effectuated through its Hong Kong brokers. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under Stock Connect Programs each day, and as such, buy orders for A-Shares would be rejected once the daily quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the daily quota balance). The daily quota is not specific to the Fund. From time to time, other stock exchanges in China may participate in Stock Connect Programs, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect Programs may be added to the Underlying Index, as determined by Solactive AG, the provider of the Solactive China Biotech Innovation Index.

In constructing the Solactive China Biotech Innovation Index, Solactive AG utilizes FactSet Industry classifications to identify companies that are directly involved in the biotechnology industry. Only those securities classified in the biotechnology industry according to FactSet as of each rebalance date are eligible for inclusion in the Solactive China Biotech Innovation Index.

To be a part of the eligible universe of the Solactive China Biotech Innovation Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum free float market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive China Biotech Innovation Index.

The Solactive China Biotech Innovation Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at 40%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive China Biotech Innovation Index may include large-, mid- or small-capitalization companies, and components primarily include health care companies. As of January 31, 2023, the Solactive China Biotech Innovation Index had 26 constituents.

Indxx Global CleanTech Index

The Indxx Global CleanTech Index is designed to provide exposure to exchange-listed companies that are positioned to benefit from the increased adoption of technologies focused on improving the efficiency of renewable energy production and/or mitigating the adverse environmental effects of resource consumption (“CleanTech”), including, but not limited to, companies whose principal business is in developing technology relating to renewable energy, energy efficiency and storage, smart grid, lithium-ion batteries and/or fuel cells, and/or pollution prevention/amelioration (collectively, "CleanTech Companies"), as defined by Indxx LLC, the provider of the Indxx Global CleanTech Index.

In constructing the Indxx Global CleanTech Index, Indxx LLC first identifies FactSet Industries related to CleanTech. Companies within these Industries, as of the selection date, are further reviewed by Indxx LLC on the basis of revenue related to CleanTech activities. To be eligible for the Indxx Global CleanTech Index, a company is considered by Indxx LLC to be a CleanTech Company if the company generates at least 50% of its revenues from developing technologies and/or equipment relating to: (i) renewable energy production, (ii) residential and commercial energy efficiency and storage, (iii) smart grid implementation, (iv) lithium-ion batteries and/or fuel cells, or (v) preventing/ameliorating the negative environmental effects of pollution, in each case, as determined by Indxx LLC.

To be a part of the eligible universe of the Indxx Global CleanTech Index, certain minimum market capitalization and liquidity criteria, as defined by Indxx LLC, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $500 million and a minimum average daily turnover for the last 6 months (or since the IPO launch date for Significant IPOs as defined by Indxx, LLC) greater than or equal to $2 million in order to be eligible for inclusion in the Indxx Global
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CleanTech Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Indxx Global CleanTech Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States

The Indxx Global CleanTech Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 6%, the aggregate weight of companies with a weight greater than or equal to 5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Indxx Global CleanTech Index may include large-, mid- or small-capitalization companies, and components primarily include industrials and information technology companies. As of January 31, 2023, the Indxx Global CleanTech Index had 29 constituents.

Solactive Data Center REITs & Digital Infrastructure Index

The Solactive Data Center REITs & Digital Infrastructure Index is designed to provide exposure to companies that have business operations in the fields of data centers, cellular towers, and/or digital infrastructure hardware. Specifically, the Solactive Data Center REITs & Digital Infrastructure Index will include securities issued by “Data Center REITs & Digital Infrastructure Companies” as defined by Solactive AG, the provider of the Solactive Data Center REITs & Digital Infrastructure Index (the "Index Provider"). Data Center REITs & Digital Infrastructure Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

i.Data Center Companies: Companies that own, operate, and/or develop data centers (including data center REITs (as defined below)), which are publicly-listed companies that own and manage facilities that customers use to safely and efficiently store computer servers and data. Data Center Companies offer a range of products and services to help secure, maintain, and facilitate the use of servers and data within data centers, including providing uninterruptable power supplies, temperature regulation, and physical security.

ii.Cellular Tower Companies: Companies that own, operate and/or develop cellular towers (including cellular tower REITs), which are publicly-listed companies that lease antennae and equipment space on cellular towers to wireless carriers. Wireless carriers utilize the cellular tower space provided by Cellular Tower Companies to operate antennae and equipment that transmit and receive the signal reception of cellular phones, televisions, radios, and other wireless communication devices.

iii.Digital Infrastructure Hardware Companies: Companies that manufacture, design, and/or assemble the servers and/or other hardware often used in data centers and cellular towers, including data center servers, processors and data center switches.

Data Center Companies and Cellular Tower Companies can be (but are not required to be) structured as real estate investment trusts (“REITs”), which are publicly listed companies that own or finance income-producing real estate assets. In order to qualify as a REIT under the Internal Revenue Code of 1986, as amended, a company needs to satisfy several regulatory requirements including but not limited to:

i.Investing at least 75% of its assets in real estate.

ii.Deriving at least 75% of its gross income from rents from real property, interest on mortgages financing real property, or from sales of real estate.

iii.Distributing at least 90% of its taxable income in the form of shareholder dividends each year.

In constructing the Solactive Data Center REITs & Digital Infrastructure Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies that operate data centers and/or companies with direct exposure to digital infrastructure based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest ranking companies identified by the natural language processing
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algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues, operating income, or assets from Data Center REITs and/or Digital Infrastructure.

The eligible universe of the Solactive Data Center REITs & Digital Infrastructure Index includes exchange-listed companies that meet minimum market capitalization and liquidity criteria, as defined by Solactive AG. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Data Center REITs & Digital Infrastructure Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Data Center REITs & Digital Infrastructure Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.

The Solactive Data Center REITs & Digital Infrastructure Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a Data Center Company or Cellular Tower Company (defined by the Index Provider as companies that own, operate, and/or develop data centers (including data center REITs) and cellular towers (including Cellular Tower REITs)), respectively, is capped at 12% and the maximum weight of a Digital Infrastructure Hardware Company (defined by the Index Provider as companies that manufacture the servers and/or other hardware often used in data centers and cellular towers, including semiconductors, integrated circuits, and processors) is capped at 2%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies but may increase the number of constituents included within the Solactive Data Center REITs & Digital Infrastructure Index. The Solactive Data Center REITs & Digital Infrastructure Index may include large-, mid- or small-capitalization companies, and components primarily include and components primarily include real estate and information technology companies. As of January 31, 2023, the Solactive Data Center REITs & Digital Infrastructure Index had 24 constituents.

Solactive AgTech & Food Innovation Index

The Solactive AgTech & Food Innovation Index is designed to provide exposure to companies that are positioned to benefit from further advances in the fields of agricultural technology (“AgTech”) and food innovation. Specifically, the Solactive AgTech & Food Innovation Index will include securities issued by “AgTech & Food Innovation Companies” as defined by Solactive AG, the provider of the Solactive AgTech & Food Innovation Index. “AgTech & Food Innovation Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

•AgTech
◦Precision Agriculture: Technologies used to increase crop yields and reduce levels of traditional agricultural inputs (land, water, fertilizer, etc.) to grow crops more profitably/efficiently. Business activities include the development of Geographic Information System (“GIS”) software and hardware for GIS-based agriculture, precision weed control technologies, soil and water sensors, weather tracking, and satellite imaging.
◦Robotics/Automation: Technologies used to reduce labor and other farming inputs. Business activities include the development of farming drones and autonomous farm equipment for irrigation, soil management (agronomy), pollination, harvesting and processing (e.g. robotic-enabled harvesters).
◦Controlled Environment Agriculture (“CEA”): Technologies and systems that optimize plant and/or fish farming and use controlled environments to reduce the types and/or quantity of inputs required for farming. Business activities include vertical farming, hydroponics, aquaponics and aeroponics.
◦Agricultural Biotechnology: Biological/genetic technologies used to enhance agricultural cultivation and yield. Business activities include the use of gene editing to develop crops with higher yield, less water requirements, greater insect resistance, etc.
•Food Innovation
◦Protein & Dairy Alternatives: Products containing protein-rich ingredients sourced from plants, insects, fungi, or through tissue culture that replace conventional animal-based protein sources like meat and dairy. Business activities include the development of plant-based and/or food-technology (e.g. molecular based) alternative proteins and dairy.
◦Food Waste Reduction: Technologies and/or systems designed to reduce food-waste in the supply chain. Business activities include the development of technology to track, monitor, and/or preserve food (e.g. blockchain-based food sourcing and tracking systems and software), as well as the development of products and services (e.g. marketplaces) that reduce food waste.
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In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified AgTech & Food Innovation Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue AgTech & Food Innovation Companies”), are eligible for inclusion in the Solactive AgTech & Food Innovation Index if there are fewer than 30 eligible AgTech & Food Innovation Companies. Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are collectively subject to an aggregate weight cap of 15% at each semi-annual rebalance.

In constructing the Solactive AgTech & Food Innovation Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of agriculture technology and food innovation based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified AgTech & Food Innovation Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue AgTech & Food Innovation Companies.

To be a part of the eligible universe of the Solactive AgTech & Food Innovation Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Provider, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive AgTech & Food Innovation Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive AgTech & Food Innovation Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive AgTech & Food Innovation Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 48%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified AgTech & Food Innovation Companies and Pre-Revenue AgTech & Food Innovation Companies are subject to an individual weight cap of 4% and an aggregate weight cap of 15% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive AgTech & Food Innovation Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples and materials companies. As of January 31, 2023, the Solactive AgTech & Food Innovation Index had 30 constituents.

Solactive Blockchain Index

The Solactive Blockchain Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of blockchain technology. A blockchain is a peer-to-peer shared, distributed ledger (or decentralized database) that facilitates the recording of transactions and tracking of assets without the need for the use of a central authority acting as a trusted intermediary (i.e., a bank). Certain users, known as nodes, elect to maintain a copy of the database (“ledger”) on their computer. Nodes connect on a peer-to-peer basis with other nodes, propagating transactions and blocks across the network to be independently verified by other nodes according to the network’s rules. Transactions are aggregated into blocks which record the time and sequence of transactions, like new pages of a ledger. “Blocks” are linked together with the prior block to form a “chain”, or a “blockchain”, which grows linearly in time with the addition of each subsequent block, or page of the ledger. The resulting blockchain is a distributed, time-stamped ledger of information—because the rules for adding information to the ledger are public, any transactions and new pages of the ledger can be independently verified by any user maintaining a copy of the ledger, resulting in a shared and continually reconciled database. Blockchains may also be private or public networks. A public blockchain network is a publicly available set of rules that anyone can download and run to participate in the network. A private blockchain network is a centralized blockchain that requires an invitation from the originator of the network to participate. Specifically, the Solactive Blockchain Index will include securities issued by “Blockchain Companies” as defined by Solactive AG, the provider of the Solactive Blockchain Index. “Blockchain
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Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Digital Asset Mining: Companies involved in verifying and adding digital asset transactions to a blockchain ledger (i.e. digital asset mining), or that produce technology used in digital asset mining.
2.Blockchain & Digital Asset Transactions: Companies that operate trading platforms/exchanges, custodians, wallets, and/or payment gateways for digital assets issued on a blockchain.
3.Blockchain Applications: Companies involved in the development and distribution of applications and software services related to blockchain technology and digital assets issued on a blockchain, including smart contracts.
4.Blockchain & Digital Asset Hardware: Companies that manufacture and distribute infrastructure and/or hardware used for blockchain activities and digital assets issued on a blockchain.
5.Blockchain & Digital Asset Integration: Companies that provide engineering and consulting services for the adoption and utilization of blockchain technology and digital assets issued on a blockchain. For purposes of the definition of “Blockchain Companies”, the Index Provider will consider only those revenues, operating income, or assets from consulting and/or engineering services specifically related to blockchain and digital asset technologies.

The Fund will not invest in digital assets (including cryptocurrencies) (i) directly or (ii) indirectly through the use of digital asset derivatives.

In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Blockchain Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Blockchain Companies”, are eligible for inclusion in the Underlying Index if there are fewer than 25 eligible Blockchain Companies. Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Blockchain Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the blockchain fields based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Blockchain Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Blockchain Companies.

To be a part of the eligible universe of the Solactive Blockchain Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million million and a minimum average daily turnover for the last 6 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Solactive Blockchain Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Underlying Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Blockchain Index is weighted according to a modified effective market capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified effective market capitalization weighting seeks to weight constituents based on market capitalization but accounting for liquidity in determining final weights, and subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Blockchain Companies and Pre-Revenue Blockchain Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified effective market capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Blockchain Index may include large-, mid- or small-capitalization companies, and components primarily include information technology and financials companies. As of January 31, 2023, the Solactive Blockchain Index had 24 constituents.

Solactive Global Clean Water Industry Index
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The Solactive Global Clean Water Industry Index is designed to provide exposure to companies that have business operations in the provision of clean water. Specifically, the Solactive Global Clean Water Industry Index will include securities issued by “Clean Water Companies” as defined by Solactive AG, the provider of the Solactive Global Clean Water Industry Index. Clean Water Companies are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Industrial water treatment, recycling (including water reclamation), purification, and conservation.
2.Water storage, transportation, metering, and distribution infrastructure.
3.Production of household and commercial water purifier and heating products.
4.Provision of consulting services identifying and implementing water efficiency strategies at the corporate and/or municipal levels.

In constructing the Solactive Global Clean Water Industry Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the provision of clean water based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). Solactive AG also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Global Clean Water Industry Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Solactive Global Clean Water Industry Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Global Clean Water Industry Index, as determined by Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the provision of clean water.

To be a part of the eligible universe of the Solactive Global Clean Water Industry Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Global Clean Water Industry Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Global Clean Water Industry Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Solactive Global Clean Water Industry Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Global Clean Water Industry Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Solactive Global Clean Water Industry Index had 39 constituents.

Solactive Global Hydrogen Index

The Solactive Global Hydrogen Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of hydrogen technology. Hydrogen technology includes products and services focused on the development and implementation of hydrogen gas as a renewable fuel source. Hydrogen technology may play an important role in the transition toward renewable energy from fossil fuels. Specifically, the Solactive Global Hydrogen Index will include securities issued by “Hydrogen Companies” as defined by Solactive AG, the provider of the Solactive Global Hydrogen Index. “Hydrogen Companies” are those companies that derive at least 50% of their revenues, operating income, or assets from the following business activities:

1.Hydrogen Production: Companies involved in the production, transportation, storage, and distribution of hydrogen (including renewable hydrogen) that can be used as an energy source.
2.Hydrogen Fuel Cells: Companies that develop and/or manufacture fuel cells (and the components thereof) that convert chemical energy into electricity and heat, powered by hydrogen fuel and/or reformed hydrogen-rich gas.
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3.Hydrogen Technology: Companies involved in the production of hydrogen electrolyzers (which produce hydrogen gas from water), tanks and pipelines, commercial and residential infrastructure, generators, engines, and vehicles powered by hydrogen fuel cells, as well as hydrogen fueling stations.
4.Hydrogen Integration: Companies that provide engineering and consulting services for the adoption and utilization of hydrogen-based fuel and/or energy sources at the residential, commercial, and industrial levels.

In addition, companies identified by Solactive AG as deriving greater than 0% but less than 50% of revenue from the business activities described above ("Diversified Hydrogen Companies"), as well as companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Hydrogen Companies”), are eligible for inclusion in the Solactive Global Hydrogen Index if there are fewer than 25 eligible Hydrogen Companies. Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are collectively subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Global Hydrogen Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the fields of hydrogen and fuel cells based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, greater than 0% of their revenues from the business activities described above in the case of Diversified Hydrogen Companies, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Hydrogen Companies.

To be a part of the eligible universe of the Solactive Global Hydrogen Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $50 million and a minimum average daily turnover for the last 6 months greater than or equal to $0.5 million in order to be eligible for inclusion in the Solactive Global Hydrogen Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Global Hydrogen Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund may invest in securities of issuers located in emerging markets

The Solactive Global Hydrogen Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Diversified Hydrogen Companies and Pre-Revenue Hydrogen Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Global Hydrogen Index may include large-, mid- or small-capitalization companies, and components primarily include industrials companies. As of January 31, 2023, the Solactive Global Hydrogen Index had 25 constituents.

Solactive Solar Index

The Solactive Solar Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of solar technology. Specifically, the Solactive Solar Index consists of securities issued by “Solar Companies” as defined by Solactive AG, the provider of the Solactive Solar Index. Solar Companies are those companies that derive at least 50% of their revenues from the following business activities:

Solar Energy Materials: Companies involved in the production of raw materials that are primarily used in photovoltaic solar cells or concentrating solar-thermal mirrors or lenses (including silicon, cadmium telluride, copper indium gallium deselenide, titanium dioxide, and/or perovskite).

Solar Energy Systems & Components: Companies involved in the development and/or manufacturing of solar energy systems (and the components thereof) that harness energy from the photovoltaic effect or from sunlight to
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generate electricity. For example, a company involved in the production of solar panels may be categorized as having business activities related to Solar Energy Systems & Components. Solar panels consist of an arrangement of solar photovoltaic cells mounted in a framework for installation.

Solar Power Production: Companies that generate and distribute electricity from light energy.

Solar Technology: Companies that develop commercial and residential infrastructure, generators, and engines powered by solar energy, as well as residential and commercial scale batteries for electricity produced from solar power, and solar-powered charging systems for electric vehicles or other electric devices.

Solar Installation, Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, integration, maintenance, and/or utilization of solar power at the residential, commercial, and industrial levels.

In constructing the Solactive Solar Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in the field of solar technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). Solactive AG also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Solar Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Solactive Solar Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Solar Index, as determined by Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above.

To be a part of the eligible universe of the Solactive Solar Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Solar Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Solar Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Solactive Solar Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Solar Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 8%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 40%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Solar Index may include large-, mid- or small-capitalization companies, and components primarily include information technology companies. As of January 31, 2023, the Solactive Solar Index had 50 constituents.

Solactive Wind Energy Index

The Solactive Wind Energy Index is designed to provide exposure to companies that are positioned to benefit from further advances in the field of wind energy technology. Specifically, the Solactive Wind Energy Index will include securities issued by “Wind Energy Companies” as defined by Solactive AG, the provider of the Solactive Wind Energy Index. Wind Energy Companies are those companies that derive at least 50% of their revenues from the following business activities:

Wind Energy Systems: Companies involved in development, manufacturing, integration, and/or maintenance of turbine components and turbines that harness energy from the wind and convert it into electrical power.

Wind Power Production: Companies that generate and distribute electricity from wind power.
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Wind Energy Technology: Companies that develop commercial and residential infrastructure and systems powered by wind energy, as well as residential and commercial scale batteries for electricity produced from wind power.

Wind Power Integration & Maintenance: Companies that provide engineering and/or advisory services for the installation, maintenance, and/or utilization of wind energy at the residential, commercial, and industrial levels.

In addition, companies identified by Solactive AG as having primary business operations in the business activities described above but that do not currently generate revenues (“Pre-Revenue Wind Energy Companies”), are eligible for inclusion in the Solactive Wind Energy Index if there are fewer than 25 eligible Wind Energy Companies. Pre-Revenue Wind Energy Companies are subject to an aggregate weight cap of 10% at each semi-annual rebalance.

In constructing the Solactive Wind Energy Index, Solactive AG first applies a proprietary natural language processing algorithm to the eligible universe, which seeks to identify and rank companies involved in field of wind energy technology based on filings, disclosures and other public information (e.g. regulatory filings, earnings transcripts, etc.). The Index Provider also applies an ESG (Environmental, Social and Governance) screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Wind Energy Index for compliance with the principles of the United Nations Global Compact. Any existing or potential constituent of the Underlying Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Wind Energy Index, as determined by the Solactive AG. The highest-ranking companies identified by the natural language processing algorithm, as of the selection date, are further reviewed by Solactive AG to confirm they derive at least 50% of their revenues from the business activities described above, or that they have primary business operations in the business activities described above but do not currently generate revenues in the case of Pre-Revenue Wind Energy Companies.

To be a part of the eligible universe of the Solactive Wind Energy Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of January 31, 2023, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Underlying Index. As of January 31, 2023, companies listed in the following countries were eligible for inclusion in the Solactive Wind Energy Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States. As of January 31, 2023, the Solactive Wind Energy Index had significant exposure to Chinese issuers. The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges.

The Solactive Wind Energy Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 12%, the aggregate weight of companies with a weight greater than or equal to 4.5% is capped at 45%, and all remaining companies are capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. In addition, Pre-Revenue Wind Energy Companies are subject to an individual weight cap of 2% and an aggregate weight cap of 10% at each semi-annual rebalance. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Wind Energy Index may include large-, mid- or small-capitalization companies, and components primarily include utilities and industrials companies. As of January 31, 2023, the Solactive Wind Energy Index had 29 constituents.

Global X Metaverse Index

The Global X Metaverse Index is owned and was developed by Global X Management Company LLC, the index provider, which is an affiliate of the Fund and is also the Adviser. As is the case with any use of an affiliated index provider by any ETF, this relationship poses potential conflicts. However, Global X Management Company LLC, as a registered investment adviser, has taken steps that are designed to ensure that these potential conflicts are mitigated.

The Global X Metaverse Index is administered and calculated by Indxx, LLC (the “Index Administrator”). The Global X Metaverse Index is designed to provide exposure to companies that are positioned to benefit from the development and commercialization of the metaverse. The metaverse is a set of virtual, three dimensional (“3D”), real-time rendered spaces and simulations that can be experienced simultaneously by users regardless of the users’ physical location. Specifically, the Global
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X Metaverse Index consists of securities issued by “Metaverse Leaders”, as determined by Indxx, LLC. Metaverse Leaders are those companies that derive at least 50% of their revenues from one or more of the following business activities in aggregate (“Metaverse Business Activities”):

i.Augmented/Virtual/Mixed Reality and Spatial Computing – Companies involved in the development of hardware and/or software that allow users to experience or interact with extended digital realities, including fully immersive simulated virtual experience (“Virtual Reality”), real-world environments that are enhanced by computer generated information (“Augmented Reality”), and hybridized displays that represent both physical and virtual worlds, providing users the ability to experience and interact with both simultaneously (“Mixed Reality”). Such technologies can simulate or relay visual, audio, haptic (creating the sensation of touch for users by utilizing vibrations or other forces), or movement-driven information, among others.

ii.Creator Platforms - Companies involved in the development of immersive digital platforms that enable users to create, share, and consume content and digital goods, including social networking, online video games/video game engines and esports, live streaming, digital live events, and other media content in three dimensional simulations, environments or worlds.

iii.Creator Economy – Companies involved in the development of infrastructure and applications that involve digital payment services for the metaverse, including cryptocurrency payments, blockchain technologies, decentralized finance solutions, the creation and distribution of Non-Fungible Tokens (“NFTs”) and digital asset payment gateways.

iv.Digital Infrastructure/Hardware – Companies that produce semiconductors, cloud computing technology (including edge computing and cloud computing security) and 5G infrastructure that are utilized for digital media consumption and/or in the development and maintenance of metaverse and related devices.

In constructing the Global X Metaverse Index, Indxx, LLC first identifies FactSet Industries related to the metaverse. FactSet is a leading financial data provider that maintains a comprehensive structured taxonomy designed to offer precise classification of global companies and their individual business units. Companies within these FactSet Industries, as of the selection date, are further reviewed by the Index Administrator on the basis of revenue related to Metaverse Business Activities. To be eligible for the Global X Metaverse Index, a company is considered by Indxx, LLC to be a Metaverse Leader if the company generates at least 50% of its revenues from Metaverse Business Activities, as determined by Indxx, LLC.

In addition, companies identified by Indxx, LLC as having primary business operations in Metaverse Business Activities but that do not currently generate revenues (“Pre-Revenue Metaverse Leaders”), as well as companies that derive greater than 0% but less than 50% of revenue from Metaverse Business Activities (“Diversified Metaverse Leaders”), are eligible for inclusion. Primary business operations are determined by Indxx, LLC based on the business description provided by the company in official reporting documents such as Form 10-K or equivalent. Diversified Metaverse Leaders and Pre-Revenue Metaverse Leaders are subject to an individual weight cap of 4% and an aggregate weight cap of 15% at each semi-annual rebalance.

To be a part of the eligible universe of the Global X Metaverse Index, certain minimum market capitalization and liquidity criteria, as defined by the Index Administrator, must be met. As of March 1, 2022, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Global X Metaverse Index. As of March 1, 2022, companies listed in the following countries were eligible for inclusion in the Global X Metaverse Index: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, South Africa, South Korea, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, the United Kingdom, and the United States.

The Global X Metaverse Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of each Metaverse Leader is individually capped at 6%, the aggregate weight of Metaverse Leaders with a weight greater than or equal to 4.5% is capped at 40%, all remaining Metaverse Leaders are individually capped at a weight of 4.5%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, this approach will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Global X Metaverse Index may include large-, mid- or small-capitalization companies, and components primarily include communication services and information technology companies. As of March 1, 2022, the Global X Metaverse Index included companies with market
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capitalizations ranging from $1.4 billion to $2.7 trillion. As of January 31, 2023, the Global X Metaverse Index had 40 constituents.

Solactive Green Building Index

The Solactive Green Building Index is designed to provide exposure to companies that are positioned to benefit from increased demand for buildings that reduce or eliminate negative impacts, and/or create positive impacts, on the natural environment (“Green Building”). Specifically, the Solactive Green Building Index consists of securities issued by “Green Building Companies” as defined by Solactive AG, the provider of the Solactive Green Building Index. “Green Building Companies” are those companies that derive at least 50% of their revenues from one or more of the following business activities, as determined by Solactive AG:

•Green Building Development: Companies that design, construct, redevelop, or retrofit properties that meet reputable green building certification standards. Solactive AG utilizes ESG (Environmental, Social and Governance) data provider Sustainalytics for its assessment of reputable green building certification standards. As of April 1, 2022 examples of green building certification standards that Sustainalytics has identified as reputable currently include LEED, BREEAM, Greenstar, DGNB, CASBEE, and Verde.

•Green Building Management: Companies that manage and/or operate buildings that have obtained a green certification.

•Green Building Technologies & Materials: Companies that provide products/services that increase the energy efficiency of residential, commercial, or public buildings. This includes products/services such as insulation and building envelopes, controls and displays for heating, cooling, lighting and home automation, HVAC, energy management services, windows, doors, elevators, etc. These products and services help residential, commercial and/or public buildings to reduce or eliminate negative impacts on the natural environment and/or to create positive impacts on the natural environment, which improves the environmental footprint of a building and makes it more “green” across measures such as energy efficiency, water usage, carbon emissions, and overall environmental impact.

To be a part of the eligible universe of the Solactive Green Building Index, certain minimum market capitalization and liquidity criteria, as defined by Solactive AG, must be met. As of April 1, 2022, companies must have a minimum market capitalization of $200 million and a minimum average daily turnover for the last 6 months greater than or equal to $2 million in order to be eligible for inclusion in the Solactive Green Building Index. As of April 1, 2022, companies listed in the following countries were eligible for inclusion in the Solactive Green Building Index: Australia, Argentina, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and the United Arab Emirates.

In constructing the Solactive Green Building Index, Solactive AG, in partnership with ESG (Environmental, Social and Governance) data provider Sustainalytics, reviews the companies from the eligible universe to confirm the companies that derive at least 50% of their revenues from the business activities described above. Revenue exposure is determined using company filings, disclosures, and other public information. In addition, Solactive AG also applies an ESG screening process to the universe of eligible companies. Solactive AG, in partnership with ESG data provider Minerva, on a quarterly basis reviews each constituent of the Solactive Green Building Index for compliance with the principles of the United Nations Global Compact, as well as their involvement in controversial activities. Any existing or potential constituent of the Solactive Green Building Index which does not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles as of the quarterly review will be excluded from the Solactive Green Building Index, as determined by Solactive AG.

The Solactive Green Building Index is weighted according to a modified capitalization weighting methodology and is reconstituted and re-weighted semi-annually. Modified capitalization weighting seeks to weight constituents primarily based on market capitalization, but subject to caps on the weights of the individual securities. During each rebalance, the maximum weight of a company is capped at 4%, and all constituents are subject to a minimum weight of 0.3%. Generally speaking, modified capitalization weighting will limit the amount of concentration in the largest market capitalization companies and increase company-level diversification. The Solactive Green Building Index may include large-, mid- or small-capitalization companies, and components primarily include real estate companies. As of January 31, 2023, the Solactive Green Building Index had 75 constituents.

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Disclaimers

The Index Providers are independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Providers determine the relative weightings of the constituents of each relevant Underlying Index and publish information regarding the market value of such Underlying Index.

Solactive AG ("Solactive") is a leading company in the structuring and indexing business for institutional clients. Solactive runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive does not sponsor, endorse or promote any Fund and is not in any way connected to it and does not accept any liability in relation to their issue, operation and trading.

Concinnity has a background in corporate consulting with a focus on causal path modeling comprised of stakeholder indices, as well as significant experience in quantitative analysis and portfolio management. Concinnity has developed a proprietary, blended qualitative and quantitative framework for identifying companies guided by an MsOS and has been conducting this analysis for nearly a decade. Concinnity makes no representation or warranty, express or implied, to the shareholders of this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of any data supplied by Concinnity to track general stock market performance.

The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG or Concinnity, nor does Solactive AG or Concinnity offer any express or implicit guarantee or assurance either with regard to the results of using the index and/or index trade mark or the index price at any time or in any other respect. The relevant indexes are calculated and published by Solactive AG and/or Concinnity. Solactive AG and/or Concinnity uses its best efforts to ensure that the relevant indexes are calculated correctly. Irrespective of its obligations towards the issuer, Solactive AG and/or Concinnity have no obligations to point out errors in the index to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the index by Solactive AG or Concinnity nor the licensing of the index or index trade mark by Concinnity and/or Solactive AG for the purpose of use in connection with the Funds constitutes a recommendation by Solactive AG or Concinnity to invest capital in said Funds nor does it in any way represent an assurance or opinion of Solactive AG or Concinnity with regard to any investment in the Funds.

Indxx is a service mark of Indxx, LLC ("Indxx") and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE® and ICE BofA® are trade marks of ICE Data Indices, LLC or its affiliates and have been licensed, along with the BofA Diversified Core U.S. Preferred Securities Index and ICE U.S. Variable Rate Preferred Securities Index (each, an “Index”) for use by Global X Management Company LLC (the “LICENSEE”) in connection with the Global X U.S. Preferred ETF and the Global X Variable Rate Preferred ETF (each, a “Product”). Neither the LICENSEE, Global X Funds (the “Trust”) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to LICENSEE is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the LICENSEE or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of LICENSEE or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
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PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by the Adviser. The Global X S&P 500® Quality Dividend ETF ("ETF") is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P 500® Quality High Dividend Index (the "Index") to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard to the Adviser or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF.

Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by to Adviser, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages.

The Global X Adaptive U.S. Factor ETF and the Global X Adaptive U.S. Risk Management ETF and their common shares are not sponsored, endorsed, sold or promoted by NorthCrest Asset Management. NorthCrest Asset Management makes no representation or warranty, express or implied, to the shareholders of the Global X Adaptive U.S. Factor ETF, the Global X Adaptive U.S. Risk Management ETF or any member of the public regarding the advisability of investing in securities generally or in the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF particularly or the ability of any data supplied by NorthCrest Asset Management, to track general stock market performance. NorthCrest Asset Management's only relationship to the Adviser is the licensing of certain trademarks and trade names of Adaptive Wealth Strategies and of the data supplied by NorthCrest Asset Management related to the Adaptive Wealth Strategies U.S. Factor Index and the Adaptive Wealth Strategies U.S. Risk Management Index, which is determined, composed and calculated by Solactive AG without regard to the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF or its common shares. NorthCrest Asset Management has no obligation to take the needs of the Adviser or the shareholders of the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF into consideration in determining, composing or calculating the data supplied by NorthCrest Asset Management. NorthCrest Asset Management is not responsible for and has not participated in the determination of the prices of the common shares of the Global X Adaptive U.S. Factor ETF or the Global X Adaptive U.S. Risk Management ETF or the timing of the issuance or sale of such common shares. NorthCrest Asset Management has no obligation or liability in connection with the administration, marketing or trading of the Global X Adaptive U.S. Factor ETF, the Global X Adaptive U.S. Risk Management ETF or their common shares.

Global X Management Company LLC owns all rights to the trademark, name and intellectual property associated with the Global X Metaverse Index. No representation is made by Global X Management Company LLC that the Global X Metaverse Index is accurate or complete or that investment in the Global X Metaverse Index or the Fund will be profitable or suitable for any person. The Global X Metaverse Index is administered and calculated by Indxx, LLC and Global X Management Company LLC will have no liability for any error in calculation of the Global X Metaverse Index. Global X Management Company LLC does not guarantee that the Global X Metaverse Index or the underlying methodology is accurate or complete.

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares, which is defined by the 1940 Act as: (i)
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more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Funds:

1.May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

7.May not "concentrate" its investments in a particular industry or group of industries: (I) except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In addition, if a Fund's holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund's investments, the Fund will act in accordance with Rule 22e-4 under the 1940 Act and will take action to reduce its holdings of illiquid securities within a reasonable time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Any investment restriction which involves a maximum percentage (other than the restriction set forth above in investment restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused
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by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in investment restriction No. 2, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer's securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities).

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase shares from broker-
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dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions.  The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.  The Selling Shareholder may use any one or more of the following methods when selling shares:

•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales.  In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares.  Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares.  All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares.  There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interests of the Funds' shareholders. The policy is designed to: (i) protect the confidentiality of the Funds' non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles
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of fiduciary duty. The Funds' portfolio holdings, or information derived from the Funds' portfolio holdings, may, in the Adviser's discretion, be made available to third parties if (i) such disclosure has been included in a Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Website; (ii) such disclosure is determined by the Chief Compliance Officer ("CCO") to be in the best interests of Fund shareholders and consistent with applicable law, (iii) such disclosure is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day, portfolio holdings information will be provided to each Fund's transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Funds in the secondary market. Information with respect to each Fund's portfolio holdings is also disseminated daily on the Fund's Website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund's anticipated holdings on the following business day. "Authorized Participants" are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of Shares (known as Creation Units). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of a Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Funds' independent registered public accounting firm, the Distributor, administrator and custodian, the Funds' legal counsel, the Funds' financial printer and the Funds' proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of a Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-PORT filings on the SEC's Website at sec.gov. In addition, the Funds' Forms N-CSR and N-PORT filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Website or the operation of the public reference room.

Under the policy on disclosure of portfolio holdings, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business and affairs of the Trust are overseen by the Board of Trustees ("Board"). Subject to the provisions of the Trust's Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust's officers. The focus of the Board's oversight of the business and affairs of the Trust (and each of the Funds) is to protect the interests of the shareholders in the Funds.

The Board appoints and oversees the Trust's officers and service providers. The Adviser is responsible for the day-to-day management and operations of the Trust and each of the Funds, based on each Fund's investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust's service providers (including, in particular, the Adviser) and the Trust's CCO. The Board is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

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BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Charles A. Baker, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Luis Berruga is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. Berruga is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board's effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an "expert" within the meaning of the federal securities laws and (ii) the Board is not responsible for the day to day operations of the Trust and the Funds.

The Board of Trustees met five (5) times during the fiscal period ended November 30, 2022. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of March 1, 2023, each of the Trustees oversaw 114 funds (102 of which were operational). The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158.

Independent Trustees

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees during the Past 5 Years
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	114 (102 of which are operational)	Trustee of OSI ETF Trust (2016-2022)
Susan M. Ciccarone (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer)	114 (102 of which are operational)
Director of E78 Partners (since 2022); Director of ProSight Global, Inc. (since 2021); Director of Casa Holdco LP, parent of Celink (since 2018); Chairman, Payment Alliance International, Inc. (2019-2021)

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Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015)	114 (102 of which are operational)	Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee of Clough Global Opportunities Fund (since 2017)

Interested Trustee/Officers

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Luis Berruga (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 02/2014) and Chief Operating Officer (09/2015 - 07/2018)	114 (102 of which are operational)	None
John Belanger (1982)	Chief Operating Officer and Chief Financial Officer (since 12/2020)	Chief Operating Officer and Head of Portfolio Management & Portfolio Administration, GXMC (since 12/2020); Portfolio Manager (12/2020-04/2022); Secretary of the Trust (03/2020-09/2020); Head of Product Management, GXMC (since 01/2020); Consultant to GXMC (09/2018-12/2019); Chief Operating Officer, Rex Shares, LLC (2014-2018)	n/a	n/a
Susan Lively (1981)	Secretary (since 09/2020)	General Counsel, GXMC (since 09/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020)	n/a	n/a
Eric Griffith[1] (1969)	Assistant Secretary (since 02/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018)	n/a	n/a
Joe Costello (1974)	Chief Compliance Officer (since 09/2016)	Chief Compliance Officer, GXMC (since 09/2016)	n/a	n/a
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Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Ronnie Riven (1984)	Treasurer and Principal Accounting Officer (since 12/2020)	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018-12/2021); Director of Accounting and Finance at Barclays Center (2016-2018)	n/a	n/a
Eric Olsen[1] (1970)	Assistant Treasurer (since 05/2021)	Director of Accounting, SEI Investment Manager Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021)	n/a	n/a

1 These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he or she was selected to serve as a Trustee.

Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including previously serving as Managing Director of NYSE Euronext. Additionally, Mr. Baker has experience serving as an independent director for an ETF trust.

Luis Berruga: Mr. Berruga has extensive knowledge of and experience in the financial services industry, including serving as President and Chief Operating Officer of the Adviser. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Susan M. Ciccarone: Ms. Ciccarone has extensive knowledge of and experience in the financial services and investment management industries. She is currently a partner of Further Global Capital Management, a private equity firm, and previously served as Chief Operating and Chief Financial Officer of an adviser to ETFs. Ms. Ciccarone received her MBA from the Wharton School of the University of Pennsylvania.

Clifford J. Weber: Mr. Weber has experience previously serving as a senior executive of stock exchanges with responsibilities including ETF and exchange-traded product issues, experience with the structure and operations of ETFs, experience with secondary market transactions involving ETFs, and experience serving as a mutual fund independent director.

RISK MANAGEMENT OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of the business and affairs of the Trust and the Funds, the Board oversees the Adviser's day-to-day management of the risks to which the Trust and the Funds are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Funds; (ii) implementing of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Funds by relying on the Trust's compliance policies and procedures (i.e., the Trust's compliance program) as well as the compliance programs of the Trust's various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust's sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and the Trust's other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Funds are subject. Different processes, policies, procedures and
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controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Funds' investments with various regulatory and other requirements.

Because the day-to-day operations of the Funds are carried out by the Adviser, the risk exposure of the Trust and the Funds are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Funds directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on by the Board members. In large part, the Board oversees the Adviser's management of the Trust's risk management structure through the Board's review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust's CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust's service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust's compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust's compliance program. In connection with the CCO's annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust's compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds' investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Funds. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Funds' internal controls and financial reporting from the Trust's independent registered public accounting firm.

The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Funds, their management and service providers. Although the risk management process, policies and procedures of the Funds, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve each Fund's investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust's financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended November 30, 2022, the Audit Committee held three (3) meetings.

NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board's adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust's operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders' nominees. During the fiscal period ended November 30, 2022, the Nominating and Governance Committee held two (2) meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust's knowledge, as of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the Shares of each Fund.

Securities Ownership
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Listed below for each Trustee is a dollar range of securities beneficially owned in a Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2022.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles A. Baker	Global X Artificial Intelligence & Technology ETF	$1-$10,000	$10,001-$50,000
	Global X CleanTech ETF	$1-$10,000
	Global X Education ETF	$1-$10,000
	Global X Genomics & Biotechnology ETF	$1-$10,000
	Global X Robotics & Artificial Intelligence ETF	$1-$10,000
	Global X Telemedicine & Digital Health ETF	$1-$10,000
	Global X U.S. Infrastructure Development ETF	$1-$10,000

Susan M. Ciccarone	None	None	None

Clifford J. Weber	None	None	None

Interested Trustee
Luis Berruga	Global X Autonomous & Electric Vehicles ETF	$1–$10,000	over $100,000
	Global X Artificial Intelligence & Technology ETF	$1–$10,000
	Global X Cybersecurity ETF	$1–$10,000
	Global X MLP & Energy Infrastructure ETF	$10,001–$50,000
	Global X Variable Rate Preferred ETF	over $100,000
	Global X Telemedicine & Digital Health ETF	$1–$10,000
	Global X CleanTech ETF	$10,001–$50,000
	Global X Data Center REITs & Digital Infrastructure ETF	over $100,000
	Global X Cannabis ETF	$50,001– $100,000
	Global X Blockchain ETF	$50,001– $100,000
	Global X Genomics & Biotechnology ETF	$10,001–$50,000
	Global X MLP ETF	over $100,000
	Global X AgTech & Food Innovation ETF	$10,001–$50,000
	Global X Alternative Income ETF	$10,001–$50,000
	Global X Hydrogen ETF	$10,001–$50,000
	Global X Thematic Growth ETF	$10,001–$50,000
	Global X U.S. Preferred ETF	$10,001–$50,000
	Global X S&P 500® Quality Dividend ETF	$10,001–$50,000

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2022, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.
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Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Charles A. Baker	None	None	None	None	None
Susan M. Ciccarone	None	None	None	None	None
Clifford J. Weber	None	None	None	None	None

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•the Funds;

•an officer of the Trust;

•an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•the Adviser or principal underwriter of the Funds;

•an officer of the Adviser or principal underwriter of the Funds;

•a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

•an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

 TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund's expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust's officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee for the fiscal year ended November 30, 2022, unless otherwise indicated.

Name of Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust*
Charles A. Baker	$76,236	$0	$182,500
Susan M. Ciccarone	$76,236	$0	$182,500
Clifford J. Weber	$76,236	$0	$182,500

* Information is as of December 31, 2022.

CODE OF ETHICS

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The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER

The Adviser, Global X Management Company LLC, serves as investment manager to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 605 3rd Avenue, 43rd Floor, New York, New York 10158. The Adviser was organized in Delaware on March 28, 2008 as a limited liability company. On July 2, 2018, the Adviser consummated a transaction pursuant to which the Adviser became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. ("Mirae"). In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.

Pursuant to Supervision and Administration Agreements between the Trust and the Adviser, the Adviser oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Funds to operate, and exercises day-to-day oversight over the Funds' service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of each Fund. The Supervision and Administration Agreement for the Global X Thematic Growth ETF and the Global X Alternative Income ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of each Fund. The ability of the Adviser to successfully implement each Fund's investment strategies will influence such Fund's performance significantly.

Each Fund pays the Adviser a fee ("Management Fee") for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. Each Fund pays (or will pay, for Funds that have not yet commenced operations) a monthly Management Fee to the Adviser at the annual rates set forth in the table below (stated as a percentage of each Fund's respective average daily net assets).

Fund	Management Fee
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X Alternative Income ETF	0.50%
Global X Conscious Companies ETF	0.43%
Global X Founder-Run Companies ETF	0.45%
Global X U.S. Preferred ETF	0.23%
Global X S&P 500® Quality Dividend ETF	0.20%
Global X Adaptive U.S. Factor ETF	0.27%
Global X Variable Rate Preferred ETF	0.25%
Global X Adaptive U.S. Risk Management ETF	0.39%
Global X Millennial Consumer ETF	0.50%
Global X Health & Wellness ETF	0.50%
Global X Aging Population ETF	0.50%
Global X FinTech ETF	0.68%
Global X Internet of Things ETF	0.68%
Global X Robotics & Artificial Intelligence ETF	0.68%
Global X U.S. Infrastructure Development ETF	0.47%
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Global X Autonomous & Electric Vehicles ETF	0.68%
Global X Artificial Intelligence & Technology ETF	0.68%
Global X Genomics & Biotechnology ETF	0.50%
Global X Cloud Computing ETF	0.68%
Global X Cannabis ETF	0.50%
Global X Cybersecurity ETF	0.50%
Global X Thematic Growth ETF	0.50%
Global X Video Games & Esports ETF	0.50%
Global X Education ETF	0.50%
Global X Telemedicine & Digital Health ETF	0.68%
Global X China Biotech Innovation ETF	0.65%
Global X CleanTech ETF	0.50%
Global X Data Center REITs & Digital Infrastructure ETF	0.50%
Global X AgTech & Food Innovation ETF	0.50%
Global X Blockchain ETF	0.50%
Global X Clean Water ETF	0.50%
Global X Hydrogen ETF	0.50%
Global X Solar ETF	0.50%
Global X Wind Energy ETF	0.50%
Global X Metaverse ETF	0.50%
Global X Green Building ETF	0.45%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of each Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets. The Supervision and Administration Agreement for the Global X Thematic Growth ETF and the Global X Alternative Income ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which a Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Funds.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Funds' shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to each Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fees paid by each operational Fund to the Adviser and the aggregated amount of Management Fees reimbursed or waived by the Adviser (net of expenses reimbursed to the Adviser under the applicable Expense Limitation Agreement) for the fiscal years ended November 30, 2020, 2021 and 2022 are set forth in the chart below.
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	Management Fees Paid for the Fiscal Year Ended			Reimbursements or Waivers for the Fiscal Year Ended
Fund	November 30, 2020	November 30, 2021	November 30, 2022	November 30, 2020	November 30, 2021	November 30, 2022	Date of Commencement of Investment Operations
Global X MLP ETF	3,364,907	4,040,676	5,344,753	—			04/18/2012
Global X MLP & Energy Infrastructure ETF	2,551,708	3,215,197	4,192,282	—			08/06/2013
Global X Alternative Income ETF	145,270	201,440	182,554	—	(20,773)	(129,532)	07/13/2015
Global X Conscious Companies ETF	977,170	2,088,608	2,811,857	—			07/11/2016
Global X Founder-Run Companies ETF	25,320	53,821	49,292	—			02/13/2017
Global X U.S. Preferred ETF	1,591,934	4,137,495	5,086,571	(733)	(165)		09/11/2017
Global X S&P 500® Quality Dividend ETF	11,507	17,155	94,095	—			07/13/2018
Global X Adaptive U.S. Factor ETF	419,978	456,051	459,345	—			08/24/2018
Global X Variable Rate Preferred ETF	2,652	84,601	462,167	—			06/22/2020
Global X Adaptive U.S. Risk Management ETF	N/A	260,736	319,632	—			01/12/2021
Global X Millennial Consumer ETF	460,059	944,458	709,470	(45,898)			05/04/2016
Global X Health & Wellness ETF	111,327	164,866	137,614	(13,369)			05/09/2016
Global X Aging Population ETF	168,208	265,382	254,936	(14,995)			05/09/2016
Global X FinTech ETF	3,838,755	8,462,468	5,010,499	—			09/12/2016
Global X Internet of Things ETF	1,251,281	2,936,578	2,486,894	—			09/12/2016
Global X Robotics & Artificial Intelligence ETF	10,431,636	17,601,681	11,787,620	—			09/12/2016
Global X U.S. Infrastructure Development ETF	992,568	14,628,049	20,471,091	—			03/06/2017
Global X Autonomous & Electric Vehicles ETF	211,919	5,934,718	7,360,072	—			04/13/2018
Global X Artificial Intelligence & Technology ETF	424,160	1,234,864	1,029,614	—			05/11/2018
Global X Genomics & Biotechnology ETF	214,963	1,076,994	989,122	—			04/05/2019
Global X Cloud Computing ETF	5,236,624	9,700,881	5,358,282	—			04/12/2019
Global X Cannabis ETF	55,170	734,070	340,248	—			09/17/2019
Global X Cybersecurity ETF	120,641	3,237,647	5,615,421	(20,107)	(130,273)		10/25/2019
Global X Thematic Growth ETF	57,230	470,794	395,494	(71,011)	(594,387)	(508,212)	10/25/2019
Global X Video Games & Esports ETF	749,405	3,162,010	1,356,129	—			10/25/2019
Global X Education ETF	9,790	52,767	21,066	—			07/10/2020
Global X Telemedicine & Digital Health ETF	753,847	4,661,152	1,401,769	—			07/29/2020
Global X China Biotech Innovation ETF	2,389	32,613	19,197	—			09/22/2020
Global X CleanTech ETF	4,454	743,073	583,129	—			10/27/2020
Global X Data Center REITs & Digital Infrastructure ETF	984	214,004	381,270	—			10/27/2020
Global X Clean Water ETF	N/A	17,468	35,687	—			04/08/2021
Global X Blockchain ETF	N/A	98,544	394,551	—			07/12/2021
Global X AgTech & Food Innovation ETF	N/A	7,029	30,685	—			07/12/2021
Global X Hydrogen ETF	N/A	25,418	159,276	—			07/12/2021
Global X Solar ETF	N/A	3,632	38,438	—			09/08/2021
Global X Wind Energy ETF	N/A	3,596	18,870	—			09/08/2021
Global X Metaverse ETF	N/A	N/A	6,184				04/26/2022
Global X Green Building ETF	N/A	N/A	6,139				04/11/2022

PORTFOLIO MANAGERS

The portfolio managers Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu are employees of the Adviser.

Portfolio Manager's Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager's relative experience and
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contribution to the Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon (a) individual performance in the functional aspects of the portfolio manager role, (b) achievement of strategic goals related to process and technology improvement, and (c) overall company performance.  Portfolio manager compensation is not tied to the performance of the individual funds themselves.  Senior members of the portfolio management team may have stock options of the Adviser.

Other Accounts Managed by Portfolio Managers

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute a Fund's trades. The Adviser has structured a portfolio manager's compensation in a manner, and the Funds and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.

The Portfolio Managers were responsible for the management of the following accounts as of November 30, 2022, unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nam To	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Wayne Xie	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Kimberly Chan	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Vanessa Yang	Registered investment companies	97	$37,886,574,329	0	$0.00
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	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Sandy Lu	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Although the Funds in the Trust that are managed by Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang or the Adviser.

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in a Fund as of November 30, 2022, unless otherwise stated:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Nam To	None	None

Wayne Xie	None	None

Kimberly Chan	Global X Autonomous & Electric Vehicles ETF	$1–$10,000
	Global X U.S. Infrastructure Development ETF	$1–$10,000

Vanessa Yang	None	None

Sandy Lu	None	None

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Funds with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions with respect to the Funds, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Funds. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics
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on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds are considered at or about the same time, transactions in such securities are allocated among the Funds in a manner deemed equitable to the Funds by the Adviser. Bundling or bunching transactions for the Funds is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Funds.

The aggregate brokerage commissions paid by each Fund during the fiscal periods ended November 30, 2020, 2021, and 2022 are set forth in the chart below.

	Brokerage Commission Paid for the Fiscal Period Ended
Fund	November 30, 2020	November 30, 2021	November 30, 2022	Date of Commencement of Investment Operations
Global X MLP ETF	$486,089	$352,273	$488,272	04/18/2012
Global X MLP & Energy Infrastructure ETF	$257,257	$124,747	$156,026	08/06/2013
Global X Alternative Income ETF	$16,794	$24,579	$4,962	07/13/2015
Global X Conscious Companies ETF	$30,083	$14,549	$31,359	07/11/2016
Global X Founder-Run Companies ETF	$508	$2,398	$1,029	02/13/2017
Global X U.S. Preferred ETF	$134,593	$415,435	$361,241	09/11/2017
Global X S&P 500® Quality Dividend ETF	$2,105	$1,831	$6,950	07/13/2018
Global X Adaptive U.S. Factor ETF	$118,660	$44,801	$29,269	08/24/2018
Global X Variable Rate Preferred ETF	$155	$5,440	$84,681	06/22/2020
Global X Adaptive U.S. Risk Management ETF	N/A	$2,851	$73,042	01/12/2021
Global X Millennial Consumer ETF	$5,873	$3,828	$5,918	05/04/2016
Global X Aging Population ETF	$2,623	$6,423	$6,296	05/09/2016
Global X Health & Wellness ETF	$3,932	$7,322	$2,424	05/09/2016
Global X Robotics & Artificial Intelligence ETF	$347,006	$386,892	$415,538	09/12/2016
Global X FinTech ETF	$87,781	$362,311	$214,703	09/12/2016
Global X Internet of Things ETF	$27,881	$39,103	$34,035	09/12/2016
Global X U.S. Infrastructure Development ETF	$8,846	$68,335	$196,164	03/06/2017
Global X Autonomous & Electric Vehicles ETF	$8,081	$167,181	$362,665	04/13/2018
Global X Artificial Intelligence & Technology ETF	$10,848	$32,970	$28,128	05/11/2018
Global X Genomics & Biotechnology ETF	$9,040	$51,304	$52,242	04/05/2019
Global X Cloud Computing ETF	$50,325	$112,805	$67,664	04/12/2019
Global X Cannabis ETF	$7,465	$291,273	$224,965	09/17/2019
Global X Thematic Growth ETF	$14,324	$15,861	$47,357	10/25/2019
Global X Video Games & Esports ETF	$34,926	$157,020	$164,109	10/25/2019
Global X Cybersecurity ETF	$2,197	$90,444	$336,330	10/25/2019
Global X Education ETF	$788	$3,258	$1,004	07/10/2020
Global X Telemedicine & Digital Health ETF	$23,126	$166,565	$76,720	07/29/2020
Global X China Biotech Innovation ETF	$2,000	$5,305	$1,421	09/22/2020
Global X CleanTech ETF	$3,242	$81,211	$15,857	10/27/2020
Global X Data Center REITs & Digital Infrastructure ETF	$123	$6,560	$20,227	10/27/2020
Global X Clean Water ETF	N/A	$781	$1,449	04/08/2021
Global X Blockchain ETF	N/A	$17,597	$220,452	07/12/2021
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	Brokerage Commission Paid for the Fiscal Period Ended
Fund	November 30, 2020	November 30, 2021	November 30, 2022	Date of Commencement of Investment Operations
Global X Hydrogen ETF	N/A	$6,844	$15,529	07/12/2021
Global X AgTech & Food Innovation ETF	N/A	$1,414	$6,740	07/12/2021
Global X Solar ETF	N/A	$4,779	$15,728	09/08/2021
Global X Wind Energy ETF	N/A	$2,871	$1,678	09/08/2021
Global X Metaverse ETF	N/A	N/A	$601	04/26/2022
Global X Green Building ETF	N/A	N/A	$608	04/11/2022

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board of Trustees' oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with each Fund's and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm, Glass Lewis & Co. ("Glass Lewis"), an independent third party proxy service that is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.

In addition to the general Proxy Voting Policies, the Adviser has adopted the ESG (Environmental, Social & Governance) voting policy addendum for the Global X Autonomous & Electric Vehicles ETF, the Global X CleanTech ETF, the Global X Cloud Computing ETF, the Global X Conscious Companies ETF, the Global X Education ETF, the Global X Telemedicine & Digital Health ETF, the Global X Clean Water ETF, the Global X Hydrogen ETF, the Global X Wind Energy ETF, the Global X Solar ETF, the Global X Renewable Energy Producers ETF and the Global X Green Building ETF.

I. General Guidelines

Except in instances where the Adviser has provided Glass Lewis with different direction, Glass Lewis has agreed to vote proxies in accordance with recommendations developed by Glass Lewis and overseen by the Advisor. The Glass Lewis guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The Glass Lewis guidelines encourage the maximization of return for shareholders through identifying and avoiding financial, audit and corporate governance risks. Detailed information on Glass Lewis’s proxy voting guidelines are available under “Proxy Paper GuidelinesTM” from Glass Lewis at www.glasslewis.com/guidelines.

The Proxy Voting Policies are designed to ensure that all issues brought to shareholders are analyzed in light of the Adviser's fiduciary responsibilities. The Proxy Voting Policies address the Adviser's oversight of Glass Lewis, as well as when securities on loan are recalled to participate in proxy votes. Additionally, the Proxy Voting Policies address material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. In situations in which there is a conflict of interest between the interests of the Adviser or its affiliates and the interests of the Fund’s shareholders, the Adviser will take necessary actions to resolve the conflict and to protect the interests of shareholders.

II. Oversight of Third Party Solicitation Firm

The Advisor has reviewed the principles and procedures employed by Glass Lewis in making recommendations on voting proxies on each issue presented, and has satisfied itself that Glass Lewis’s recommendations are (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders, and not serve other unrelated or improper interests. The Advisor shall review its determinations as to Glass Lewis at least annually.

III. Record of Proxy Voting

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.
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SUB-ADMINISTRATOR

SEI Investments Global Funds Services ("SEIGFS"), located at One Freedom Valley Drive, Oaks, PA 19456, serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. ("SIDCO"), with principal offices at One Freedom Valley Drive, Oaks, PA 19456, serves as the Funds' underwriter and distributor of Creation Units. The distributor has no obligation to sell any specific quantity of Shares of the Funds. SIDCO bears the following costs and expenses relating to the distribution of Shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO's reckless disregard of its duties and obligations under the Distribution Agreement. SIDCO, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to SIDCO or to otherwise promote the sale of shares.

CUSTODIANS AND TRANSFER AGENTS

For the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF, Brown Brothers Harriman & Co. ("BBH"), located at 50 Post Office Square, Boston, MA 02110, serves as custodian of the Funds' assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds' operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

For all Funds other than the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF, The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, is the custodian of the Trust’s portfolio securities and cash on behalf of each Fund. BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of each Fund.

BNY Mellon also serves as the Trust’s transfer agent on behalf of each Fund for which it acts as custodian. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to each Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit
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by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of each Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

SECURITIES LENDING AGENTS
The Board of Trustees has approved each Fund's participation in a securities lending program. BBH serves as the securities lending agent for the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF. BNY Mellon serves as the securities lending agent for all of the Funds except for the Global X Cloud Computing ETF, the Global X Millennial Consumer ETF, the Global X Education ETF, the Global X China Biotech Innovation ETF, the Global X Telemedicine & Digital Health ETF, the Global X Health & Wellness ETF and the Global X U.S. Infrastructure Development ETF. BBH and The Bank of New York Mellon serve as securities lending agent for the Trust.

As of November 30, 2022 only BBH served as securities lending agent to the Funds. Therefore, the information reflected in the tables below reflect payments made to BBH, as securities lending agent.

	Global X Alternative Income ETF	Global X Artificial Intelligence & Technology ETF	Global X Autonomous & Electric Vehicles ETF	Global X Blockchain ETF	Global X Cannabis ETF	Global X Cloud Computing ETF
Gross income earned by the Fund from securities lending activities	$38,394.19	$97,637.15	$2,873,816.92	$1,549,766.52	$2,246,442.01	$103,592.67
Fees paid to Securities Lending Agent from revenue split	$2,822.46	$12,058.76	$334,437.00	$201,431.23	$291,309.90	$2,321.95
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$1,383.93	$786.41	$48,013.79	$14,611.45	$15,025.20	$4,184.45
Administrative fees not included in a revenue split	—	—	—	—	—	—
Indemnification fees not included in a revenue split	—	—	—	—	—	—
Rebate (paid to borrower)	16,678.78	4,868.54	301,183.47	252.36	5,382.64	85,731.73
Other fees not included above	—	—	—	—	—	—
Aggregate fees/compensation paid by the Fund for securities lending activities	$20,885.17	$17,713.71	$683,634.26	$216,295.04	$311,717.74	$92,238.13
Net income from securities lending activities	$17,509.02	$79,923.44	$2,190,182.66	$1,333,471.48	$1,934,724.27	$11,354.54

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	Global X FinTech ETF	Global X Genomics & Biotechnology ETF	Global X Internet of Things ETF	Global X Millennial Consumer ETF	Global X MLP and Energy Infrastructure ETF	Global X Robotics & Artificial Intelligence ETF
Gross income earned by the Fund from securities lending activities	$3,568,572.02	$344,834.43	$482,388.22	$8,777.54	$266,581.74	$2,451,048.53
Fees paid to Securities Lending Agent from revenue split	$443,912.91	$32,439.80	$51,965.96	$812.43	$26,721.08	$277,803.98
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$40,194.66	$6,514.25	$6,248.79	$472.36	$6,893.35	$50,425.47
Administrative fees not included in a revenue split	—	—	—	—	—	—
Indemnification fees not included in a revenue split	—	—	—	—	—	—
Rebate (paid to borrower)	$153,781.03	95,293.68	82,657.08	2,518.02	61,031.23	$314,077.24
Other fees not included above	—	—	—	—	—	—
Aggregate fees/compensation paid by the Fund for securities lending activities	$637,888.60	$134,247.73	$140,871.83	$3,802.81	$94,645.66	$642,306.69
Net income from securities lending activities	$2,930,683.42	$210,586.70	$341,516.39	$4,974.73	$171,936.08	$1,808,741.84

	Global X Telemedicine & Digital Health ETF	Global X Thematic Growth ETF	Global X U.S. Infrastructure Development ETF	Global X U.S. Preferred ETF	Global X Video Games & Esports ETF
Gross income earned by the Fund from securities lending activities	$300,198.70	$221,449.89	$32,264.24	$3,205,378.32	$236,016.54
Fees paid to Securities Lending Agent from revenue split	$33,339.83	$28,287.11	$1,375.16	$378,722.30	$20,991.71
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$6,381.31	$4,766.17	$2,934.86	$55,620.21	$8,646.41
Administrative fees not included in a revenue split	—	—	—	—	—
Indemnification fees not included in a revenue split	—	—	—	—	—
Rebate (paid to borrower)	43,736.08	3,861.64	21,685.24	292,066.95	74,544.67
Other fees not included above	—	—	—	—	—
Aggregate fees/compensation paid by the Fund for securities lending activities	$83,457.22	$36,914.92	$25,995.26	$726,409.46	$104,182.79
Net income from securities lending activities	$216,741.48	$184,534.97	$6,268.98	$2,478,968.86	$131,833.75

Each Securities Lending Agent provides the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust ("Declaration") permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Board of Trustees or the Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each Share of each Fund represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem Shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of
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instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of such Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of Shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing Shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund's Shares, a holder of Shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional shares held. The funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

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The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by vote of a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by vote of a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the "Shareholder Information" section in the Prospectus. The Depository Trust Company ("DTC") acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain
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other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation ("DTCC"), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

TRANSACTIONS IN CREATION UNITS

Each Fund may issue or redeem Creation Units in return for a “custom basket” or a “standard basket” of cash and/or securities that the Fund specifies any Business Day (defined below). A custom basket is defined as either (i) a basket that is composed of
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a nonrepresentative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. A standard basket is a basket of securities, assets or other positions that is generally representative of a Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units.

All standard and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) a specification of the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters.

CREATION UNIT AGGREGATIONS

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of Shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") constituting an optimized representation of the Fund's Underlying Index and an amount of cash in U.S. dollars computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of a Fund and (y) the "Deposit Amount" which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a cash in lieu amount where the delivery of Deposit Securities by
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the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase Shares of a Fund. With respect to a Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or cash in lieu amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time (as described below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund's Exchange, on any Business Day in order to receive that Business Day's NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
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The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund including instances in which: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+2 basis" (that is, two Business Days after trade date). However, as discussed in this SAI, a Fund reserves the right to settle redemption transactions and deliver redemption proceeds related to “foreign investments” (i.e., any security, asset or other position of the Fund issued by a foreign issuer that is traded on a trading market outside of the United States) in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust's then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

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Purchase Transaction Fee. A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by each Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. In the case of cash creations or where a Fund permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. As a result, in order to seek to replicate the in-kind creation order process, the Funds expect to purchase, in the secondary market or to otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where a Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at the which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Authorized Participants are also responsible for the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. The following table sets forth each Fund's standard creation transaction fees. The fees may be waived for a Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases
Global X MLP ETF	$100
Global X MLP & Energy Infrastructure ETF	$250
Global X Alternative Income ETF	$250
Global X Conscious Companies ETF	$600
Global X Founder-Run Companies ETF	$300
Global X U.S. Preferred ETF	$650
Global X S&P 500® Quality Dividend ETF	$300
Global X Adaptive U.S. Factor ETF	$600
Global X Variable Rate Preferred ETF	$250
Global X Adaptive U.S. Risk Management ETF	$1,300*
Global X Millennial Consumer ETF	$300
Global X Health & Wellness ETF	$700
Global X Aging Population ETF	$800
Global X FinTech ETF	$400
Global X Internet of Things ETF	$500
Global X Robotics & Artificial Intelligence ETF	$600
Global X U.S. Infrastructure Development ETF	$400
Global X Autonomous & Electric Vehicles ETF	$600
Global X Artificial Intelligence & Technology ETF	$600
Global X Genomics & Biotechnology ETF	$250
Global X Cloud Computing ETF	$250
Global X Cannabis ETF	$250
Global X Cybersecurity ETF	$250
Global X Thematic Growth ETF	$250
Global X Video Games & Esports ETF	$600
Global X Education ETF	$250
Global X Telemedicine & Digital Health ETF	$250
Global X China Biotech Innovation ETF	$600
Global X CleanTech ETF	$500
Global X Data Center REITs & Digital Infrastructure ETF	$300
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Fund	Standard Fee for In-Kind and Cash Purchases
Global X AgTech & Food Innovation ETF	$300
Global X Blockchain ETF	$250
Global X Clean Water ETF	$500
Global X Hydrogen ETF	$250
Global X Solar ETF	$900
Global X Wind Energy ETF	$600
Global X Metaverse ETF	$400
Global X Green Building ETF	$1,000
*The standard creation transaction fee will be $200 when the Fund Deposit Securities include only U.S. Treasury Obligations.

REDEMPTION OF CREATION UNITS

Shares of a Fund may be redeemed only in Creation Units at its NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Portfolio Securities"). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X MLP ETF	$100	2%
Global X MLP & Energy Infrastructure ETF	$250	2%
Global X Alternative Income ETF	$250	2%
Global X Conscious Companies ETF	$600	2%
Global X Founder-Run Companies ETF	$300	2%
Global X U.S. Preferred ETF	$650	2%
Global X S&P 500® Quality Dividend ETF	$300	2%
Global X Adaptive U.S. Factor ETF	$600	2%
Global X Variable Rate Preferred ETF	$250	2%
Global X Adaptive U.S. Risk Management ETF	$1,300**	2%
Global X Millennial Consumer ETF	$300	2%
Global X Health & Wellness ETF	$700	2%
Global X Aging Population ETF	$800	2%
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Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X FinTech ETF	$400	2%
Global X Internet of Things ETF	$500	2%
Global X Robotics & Artificial Intelligence ETF	$600	2%
Global X U.S. Infrastructure Development ETF	$400	2%
Global X Autonomous & Electric Vehicles ETF	$600	2%
Global X Artificial Intelligence & Technology ETF	$600	2%
Global X Genomics & Biotechnology ETF	$250	2%
Global X Cloud Computing ETF	$250	2%
Global X Cannabis ETF	$250	2%
Global X Cybersecurity ETF	$250	2%
Global X Thematic Growth ETF	$250	2%
Global X Video Games & Esports ETF	$600	2%
Global X Education ETF	$250	2%
Global X Telemedicine & Digital Health ETF	$250	2%
Global X China Biotech Innovation ETF	$600	2%
Global X CleanTech ETF	$500	2%
Global X Data Center REITs & Digital Infrastructure ETF	$300	2%
Global X AgTech & Food Innovation ETF	$300	2%
Global X Blockchain ETF	$250	2%
Global X Clean Water ETF	$500	2%
Global X Hydrogen ETF	$250	2%
Global X Solar ETF	$900	2%
Global X Wind Energy ETF	$600	2%
Global X Metaverse ETF	$400	2%
Global X Green Building ETF	$1,000	2%

*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
**    The standard redemption transaction fee will be $200 when the portfolio securities include only U.S. Treasury Obligations.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund's Exchange, on any Business Day in order to receive that Business Day's NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of Funds based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund's
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distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Fund's custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, settlement will occur as soon as practicable, but in any event no longer than fifteen days after the tender of Shares is received in proper form.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Trust's Transfer Agent the Creation Unit of Shares being redeemed through the book-entry system of DTC so as to be effective by the relevant Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the relevant Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust's Transfer Agent of such redemption request. The tender of an investor's Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (that is “T+2”). , However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, all as permitted by the 1940 Act. The Fund further reserves the right to settle redemption transactions and deliver redemption proceeds related to foreign investments in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays, subject to a maximum of 15 days as permitted by rule. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash (i.e., U.S. dollars or non U.S. currency), and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash
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redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances involving foreign investments in which payment may be delayed in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. In such instances, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds as soon as practicable, but in no event later than 15 days after the tender of shares for redemption.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust's then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust's current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust's custodian, and that the fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of a Fund may trade on the relevant Exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

TAXES FOR THE GLOBAL X MLP ETF

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

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The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local, and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as regulated investment companies under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income, as opposed to most other investment companies, which are not so obligated.

As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs' taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser's review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund's adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax (and possibly state, local, or foreign taxes) at the corporate tax rate on any gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed the Fund's allocable share of such MLP's net taxable income will reduce the Fund's adjusted tax basis in the equity securities of the MLP. These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Funds will accrue deferred income taxes for any future tax liability associated with its investment in MLPs, including as a result of ordinary income incurred by the MLPs as well as resulting from capital appreciation of the Fund’s investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs in which it invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. The Fund may accrue separately for taxes associated with both capital gains and ordinary income realized by the Fund. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund's deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see above) will nevertheless be taxable dividends to shareholders acquiring such additional Shares.

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends may be eligible for treatment as qualified dividend income if certain holding period requirements are satisfied. Dividends paid by the Fund to a Non-U.S. Shareholder (defined below) generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

TAXES FOR EACH FUND OTHER THAN THE GLOBAL X MLP ETF

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions
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may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to Shares of a Fund, persons who borrow in order to acquire Shares, and certain foreign taxpayers). Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes Shares of each Fund (including the Global X MLP ETF) are held by U.S. shareholders and that such Shares are held as capital assets. No representation is made as to the tax consequences of the operation of any Fund.

U.S. SHAREHOLDER

A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A "Non-U.S. shareholder" is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Shares.

FUND TAXATION

Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1, of the Code. As a RIC, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a RIC.

In addition to satisfaction of the Distribution Requirement, a Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). A "qualified publicly traded partnership" ("QPTP") is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)". However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is as described above.

Also, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund
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does not hold more than 10% of the outstanding voting securities (including securities of a QPTP of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more QPTPs (the "Asset Diversification Requirement"). Each Fund intends to comply with these requirements.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is "de minimis," meaning that the failure does not exceed the lesser of 1% of the RIC's assets, or $10 million.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
Each Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, a Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.

A RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses.

DISTRIBUTIONS

Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid
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in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income except as described below for qualified dividends.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools ("TMPs") or other investments may cause a Fund to designate some or all of its distributions as "excess inclusion income." Such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for Fund shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI, cause a charitable remainder trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

TAXES APPLICABLE TO ALL FUNDS

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

FOREIGN TAXES

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes and more than 50% of the value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. The Funds expect to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by a Fund; (b) will treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per Share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF FUND DISTRIBUTIONS

Distributions. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income except as described below for qualified dividends.
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Return of Capital. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his Shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Extraordinary Dividends. If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

Qualified REIT Dividends and Income from QPTPs. Under the 2017 Tax Cuts and Jobs Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of "qualified REIT dividends". A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided Fund shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend). The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. The IRS continues to study whether conduit treatment of income from QPTPs (income from MLPs) for purposes of the 20% deduction by noncorporate taxpayers is appropriate in the context of publicly traded partnerships.

Corporate Dividends-Received Deduction. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Medicare Tax. Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies, are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as
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to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) a Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code ("Section 1256 Contracts"). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund's book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between a Fund's book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is
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less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Commodities. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Requirement. Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company). Accordingly, a Fund may decide to invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. A Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in a Fund's taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See "Higher-Risk Securities."

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the passthrough of foreign tax credits to shareholders.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the regulated investment company that recognizes "excess inclusion income," then the RIC will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders, at the corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Passive Foreign Investment Companies. A passive foreign investment company ("PFIC") is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest),
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royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by such Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Requirement, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.
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SALES OF SHARES

Sales, exchanges and redemptions (including redemptions in-kind) of Fund Shares are taxable transactions for federal and state income tax purposes. A redemption of Shares by a Fund will be treated as a sale. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less assuming that such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares.

COST BASIS REPORTING

Federal law requires that mutual fund companies or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund or intermediaries (broker) will choose or has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the broker will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A broker's standing tax lot identification method is the method covered Shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the standing method and will be able to do so at the time of your purchase or upon the sale of covered Shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances. Shareholders will be notified as to which default tax lot identification method their broker will use.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A broker is not responsible for the reliability or accuracy of the information for those securities that are not "covered." A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted
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legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BACKUP WITHHOLDING

Withholding is required on dividends and gross sales proceeds paid to any shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien)." When withholding is required, the amount will be 24% of any distributions or proceeds paid.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, capital gain dividends reported shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. Generally, dividends reported to shareholders as interest-related dividends paid from the Fund's qualified net interest income from U.S. sources and short-term capital gain dividends reported to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

For foreign shareholders of a Fund, a distribution attributable to such Fund's sale of a REIT or other U.S. real property holding company will be treated as real property gain subject to withholding tax at the corporate income tax rate if 50% or more of the value of such Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions. Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

Under the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S.
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department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective shareholder's own situation, including investments through an intermediary.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of the Fund's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the Exchange (normally 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund's NAV, the Fund's investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. SEIGFS may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
Valuing a Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect a Fund's ability to track its Underlying Index.

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Each Fund will publish the following information on the Fund’s website for each portfolio holding that will form the basis of the next calculation of current net asset value per share: (A) the ticker symbol (if available); (B) CUSIP or other identifier; (C) a description of the holding; (D) quantity of each security or other asset held; and (E) the percentage weight of the holding in the portfolio.

DISTRIBUTION AND SERVICE PLAN
The Board of Trustees of the Trust has adopted a distribution and services plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses.
DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for certain funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of November 30, 2022, including the notes thereto, and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust's November 30, 2022 Annual Report to shareholders. The Annual Report will be delivered upon request.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of March 1, 2023, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of the following Funds.
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Global X MLP ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.10%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	13.86%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	11.90%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.51%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	10.32%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.38%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.19%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	5.12%

Global X MLP & Energy Infrastructure ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.97%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.26%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	14.17%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	9.15%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	6.38%

Global X Alternative Income ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	17.97%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.79%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.62%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	10.48%
Raymond James & Associates, Inc. 880 Carillon Parkway, St. Petersburg, FL 33733-2749	7.12%
Citibank, N.A./S.D. Indeval Institucion para el Deposito de Valores, S.A. de C.V. Av. Paseo de la Reforma 255, Mexico City, Mexico 06500	5.97%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.74%

Global X Conscious Companies ETF
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Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Sumitomo Mitsui Trust Bank (U.S.A.) Limited 111 River Street, Hoboken, NJ 07030	76.08%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	11.89%

Global X Founder-Run Companies ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	37.48%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.92%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	9.62%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.98%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	5.60%

Global X U.S. Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	37.42%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.04%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.98%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	6.59%
Wells Fargo Clearing Services, LLC 1 North Jefferson Ave, St. Louis, MO 63103	5.96%

Global X S&P 500® Quality Dividend ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	33.00%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.50%
Citigroup Global Markets Inc. 580 Crosspoint Parkway, Getzville, NY 14068	17.67%
Raymond James & Associates, Inc. 880 Carillon Parkway, St. Petersburg, FL 33733-2749	5.88%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.60%

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Global X Adaptive U.S. Factor ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	66.75%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	27.31%

Global X Variable Rate Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	51.03%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	20.51%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.41%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.22%

Global X Adaptive U.S. Risk Management ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	48.41%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	40.11%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.10%

Global X Millennial Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Apex Clearing Corporation 1155 Long Island Ave, Edgewood, NY 11717	21.21%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	13.52%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.95%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.39%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.37%

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Global X Health & Wellness ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	26.72%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	14.34%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	12.34%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.65%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	6.39%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	5.89%

Global X Aging Population ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	34.18%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	15.58%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.80%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	9.77%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.00%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.54%

Global X FinTech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	11.36%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.92%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.63%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	6.82%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	5.89%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	5.71%

Global X Internet of Things ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.06%
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TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	12.48%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.05%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	9.38%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	8.54%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	7.55%

Global X Robotics & Artificial Intelligence ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	12.85%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.74%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.94%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	7.03%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	5.85%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.68%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	5.37%

Global X U.S. Infrastructure Development ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	14.06%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	12.18%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.14%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.45%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.39%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.24%

101

Global X Autonomous & Electric Vehicles ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	15.89%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.08%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.54%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	6.34%

Global X Artificial Intelligence & Technology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	15.50%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	13.62%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	9.40%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.36%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.94%
HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	7.04%
State Street Bank & Trust Company 1776 Heritage Drive, North Quincy, MA 02171	6.44%
Deutsche Bank AG NY/US Custody 1 Columbus Circle, New York, NY 10019-8735	5.75%

Global X Genomics & Biotechnology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	43.73%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.16%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.44%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	7.27%

Global X Cloud Computing ETF
102

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	27.09%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	10.05%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.45%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.12%

Global X Cannabis ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.41%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	16.74%
Brown Brothers Harriman and Company/ETF 525 Washington Blvd, Newport Towers, Jersey City, NJ 07310	10.36%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.94%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	9.75%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	5.80%

Global X Cybersecurity ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	24.50%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.17%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.31%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	7.07%

Global X Thematic Growth ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.98%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	13.88%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.44%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.24%
Citigroup Global Markets Inc. 580 Crosspoint Parkway, Getzville, NY 14068	5.59%

103

Global X Video Games & Esports ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	19.19%
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	10.57%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.32%
PNC Bank, N.A. 8800 Tinicum Boulevard, Philadelphia, PA 19153-3198	7.99%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.08%
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, New York, NY 10036	5.30%

Global X Education ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.40%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	13.44%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	11.45%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.20%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	8.80%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	8.32%

104

Global X Telemedicine & Digital Health ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	33.84%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	25.77%
HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	6.08%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.94%

Global X China Biotech Innovation ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	36.39%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	17.11%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.81%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	8.63%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	7.49%

Global X CleanTech ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	41.72%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	14.88%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.84%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.13%

Global X Data Center REITs & Digital Infrastructure ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	37.02%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	13.69%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.99%
Brown Brothers Harriman and Company/ETF 525 Washington Blvd, Newport Towers, Jersey City, NJ 07310	7.35%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.45%

105

Global X Clean Water ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	23.51%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.22%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	9.25%
National Bank Financial Inc./CDS 130 Adelaide Street, West, Suite 1400, Toronto, Ontario, Canada M5H 3P5	8.45%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	8.18%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	7.27%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	5.06%
Vanguard Marketing Corporation 100 Vanguard Boulevard, Malvern, PA 19355	5.06%

Global X AgTech & Food Innovation ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	15.25%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.74%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.68%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	8.55%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.39%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	5.18%

Global X Blockchain ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman and Company/ETF 525 Washington Blvd, Newport Towers, Jersey City, NJ 07310	14.05%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.56%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	12.67%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.13%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	9.48%
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	8.81%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	6.50%

106

Global X Hydrogen ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	33.75%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.35%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.14%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	8.08%
LPL Financial LLC LPL Financial, 4707 Executive Dr., San Diego, CA 92121-3091	5.25%

Global X Solar ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.10%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.69%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	12.11%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	11.00%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.97%
E*Trade Securities LLC 1271 Avenue of the Americas, 14th Floor, New York, NY 10020	5.41%

Global X Wind Energy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 525 Washington Blvd., Jersey City, NJ 07310	34.52%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.73%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	11.05%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	10.17%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.41%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	7.96%

107

Global X Green Building ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	70.10%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.42%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	5.28%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	5.21%

Global X Metaverse ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	40.58%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	12.91%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	9.17%
TD Ameritrade Clearing, Inc. 200 S 108th Ave, Omaha, NE 68154	7.47%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.89%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.39%

INDEPENDENT TRUSTEE COUNSEL

Stradley Ronon Stevens & Young, LLP, with offices at 2000 K Street N.W., Suite 700, Washington, DC 20006, is Fund Counsel and Counsel to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm.

SECURITIES LENDING AGENTS

The Bank of New York Mellon and Brown Brothers Harriman & Co. serve as the securities lending agents for the Trust.

TAX SERVICES

Cohen Fund Audit Services, Ltd. ("Cohen") prepares federal 1120 and state tax returns for the Global X MLP ETF. In addition, among other things, Cohen calculated the estimated tax provisions for financial statement purposes for the Funds' fiscal period ended November 30, 2022.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit
108

to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
109

Appendix A
Description of Corporate Bond Ratings

Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Description of Moody's Investors Service, Inc. - Global Long-Term Obligation Ratings

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Investors Service, Inc. - National Long-Term Scale Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

110

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Description of S&P Global Ratings' - Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature and provisions of the obligation, and the promise S&P Global Ratings imputes.

•Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

111

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of DBRS - Long Term Obligation Ratings:

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

GLX-SX-021-1000

112

Global X Emerging Markets Bond ETF
NYSE Arca: EMBD
Global X China Innovation ETF
NASDAQ: KEJI

Prospectus

April 1, 2023

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund (defined below) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

i

FUND SUMMARIES

Global X Emerging Markets Bond ETF

Ticker: EMBD Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Emerging Markets Bond ETF (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.39%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.39%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$40	$125	$219	$493

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 51.59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) sub-advised by Mirae Asset Global Investments (USA) LLC (the “Sub-Adviser”) that seeks to achieve its investment objective by investing in fixed-rate and floating-rate debt instruments issued by sovereign, quasi-sovereign, and corporate entities from emerging market countries (“emerging market debt”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt, either directly or indirectly. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Fund seeks to provide exposure to debt securities across a broad range of emerging market countries. Eligible countries include any country which is classified as an emerging market country for purposes of constructing a major emerging market sovereign bond index or emerging market corporate bond index. The Fund’s concentration in any given country is capped at 20%.

To achieve the Fund’s objective, the Fund’s portfolio managers will generally incorporate macro views consistent with the views of the Sub-Adviser’s Investment Committee, as well as fundamental research, to evaluate the investment attractiveness to select countries and companies that are believed to offer superior risk-adjusted returns. The portfolio managers may also consider whether anticipated credit improvements or deteriorations in the credit fundamentals of an issuer are fully priced in the
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market, and may generally adjust their investment considerations based on any factors deemed relevant to the Sub-Adviser’s Investment Committee. The Fund may also invest in securities classified either as investment grade or high yield (also known as “junk bonds”). Securities rated investment grade are generally considered to be of higher credit quality and associated with lower risk of default. The Fund may also invest in ETFs that provide exposure to emerging market bonds.

The Fund primarily invests in emerging market debt securities denominated in U.S. dollars; however, the Fund may also invest in emerging market debt securities denominated in applicable local foreign currencies. The Sub-Adviser determines country allocation primarily based on economic indicators, industry structure, terms of trade, political environment and geopolitical issues. In addition, the Sub-Adviser conducts relative valuation analysis on sovereign and corporate issues to tactically identify potential opportunities to enhance the Fund’s risk-adjusted returns.

If the Sub-Adviser deems it advantageous to the Fund’s liquidity profile, the Fund may invest up to 20% of its assets in cash, cash equivalents, U.S. Treasuries, or other developed market fixed income instruments. Securities held by the Fund may be sold at any time. Among other reasons, sales may occur when the Sub-Adviser believes the security is overvalued, perceives deterioration in the credit fundamentals of the issuer, or when the Sub-Adviser believes macroeconomic developments may adversely affect the securities in which the Fund invests.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, the Sub-Adviser or any of their affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Bond Investment Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

Callable Debt Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation-Indexed Securities Tax Risk: The Fund may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
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Inflation-Linked Bonds Investment Risk: Inflation-linked bonds are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

LIBOR Transition Risk: The Fund invests in financial instruments that utilize London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Non-U.S. Agency Debt Risk: The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by foreign government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Senior Loans Investment Risk: Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the portfolio may not be considered securities and, therefore, purchasers may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower.

Sovereign and Quasi-Sovereign Obligations Risk: The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline.

Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate securities may trade infrequently, and their
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value may be impaired when the Fund needs to liquidate such securities. A downward adjustment in coupon rates may decrease the Fund's income as a result of its investment in variable or floating rate securities.

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Zero-coupon bonds may also be subject to unique tax considerations for the Fund.

Capital Controls and Sanctions Risk: Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of the Fund, and cause the Fund to decline in value.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security
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during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Brazil: Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political and economic risks. The Brazilian economy has historically been exposed to high rates of inflation, debt, corruption, and violence, each of which may reduce and/or prevent economic growth.

Risk of Investing in Dominican Republic: Investments in Dominican Republic’s issuers may subject the fund to legal, regulatory, political, currency and economic risks that are specific to Dominican Republic. Economic growth and political development of its neighbors and significant trade partners may impact Dominican Republic’s economy negatively. Due to significant dependence on US for both imports and exports, Dominican Republic’s economy may respond very quickly to any negative economic developments in the US.

Risk of Investing in Egypt: Investment in securities of Egyptian issuers involves, among other risks, risks of the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Frontier and Standalone Markets: Standalone markets are those that do not meet the criteria for classification as frontier markets or emerging markets. Because standalone markets often face highly unique circumstances that range from war to liquidity issues, investors should carefully assess each market and determine the reason for standalone classification prior to making any investment. In some cases, standalone markets may be subject to significant sanctions by the international community and may abruptly lose foreign investors as a result. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging market. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets and developed markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in standalone and frontier markets significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Risk of Investing in Indonesia: Investments in Indonesian issuers may subject the Fund to legal, regulatory, political, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent
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on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States. In the past, Indonesia has experienced acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Risk of Investing in Mexico: Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. Recent political developments in the U.S. have potential implications for the current trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Peru: The Peruvian economy is dependent on commodity prices and the economies of its trading partners in Central and South America, Europe, Asia and the United States. Peru has historically experienced high rates of inflation and may continue to do so in the future.

Risk of Investing in Qatar: The economy of Qatar is dominated by petroleum exports. A sustained decrease in commodity prices could have a negative impact on all aspects of the economy. The non-oil economy, concentrated in Doha’s service sector, notably in tourism, real estate, banking and re-export trade, has grown rapidly over the past few years. Although the political situation in Qatar is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Qatar and strained relations with other countries in the Middle East may adversely affect the Fund's investments. Recent political instability and civil unrest in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

Risk of Investing in Saudi Arabia: The ability of foreign investors (such as the Fund) to invest in Saudi Arabian issuers is relatively new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

Risk of Investing in South Africa: Investing in South African securities involves significant risks, including legal, regulatory and economic risks specific to South Africa. Among other things, South Africa’s economy is heavily dependent on its agriculture and mining sectors, and, thus, susceptible to fluctuations in the commodity markets.

Risk of Investing in the United Arab Emirates: The economy of the United Arab Emirates (the "UAE") is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as "junk bonds", including those bonds rated lower than "BBB-" by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch"), "Baa3" by Moody’s® Investors Service, Inc. ("Moody’s"), or "BBB (low)" by Dominion Bond Rating Service Limited("DBRS"), or are unrated but may be judged to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Investing in junk bonds is speculative.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

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Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
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Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
-9%
-10%
-11%
-12%
-13%
-14%
-2.11%
-13.05%
2021
2022

Best Quarter:	12/31/2022	8.23%
Worst Quarter:	6/30/2022	-10.04%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (06/01/2020)
Global X Emerging Markets Bond ETF:
·Return before taxes	-13.05%	-1.09%
·Return after taxes on distributions[1]	-14.60%	-3.05%
·Return after taxes on distributions and sale of Fund Shares[1]	-7.72%	-1.56%
JPMorgan EMBI Global Core Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-18.37%	-4.21%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Sub-Adviser: Mirae Asset Global Investments (USA) LLC serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Global X Funds Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, such reference should also be read to refer to Mirae Asset Global Investments (USA) LLC, where the context requires.

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Portfolio Managers: The Fund is managed by Mirae Asset Global Investments (USA) LLC's Portfolio Management team. The professionals primarily responsible for the management of the Fund are described below.

Joon Hyuk Heo

Joon Hyuk Heo currently serves as head of the Global Fixed Income Investment Team at Mirae Asset Global Investments (USA) LLC. He is responsible for the investment management of the Mirae Asset Global Investment Group’s (the “Group”) global fixed income strategies and supervises the investment and research analysis activities of the global fixed income investment team in the USA. Joon Hyuk first joined the Group in 1999 as a macro analyst and portfolio manager for Mirae Asset Global Investments Co., Ltd., managing fixed income strategies investing in Korea. From 2006, he started to cover global fixed income strategies, and was later promoted to lead portfolio manager of the Group’s global fixed income funds in 2008, including the flagship Global Dynamic fixed income strategy. Joon Hyuk holds a B.A. in Economics from Seoul National University and is a CFA charterholder.

Ethan Yoon

As a portfolio manager of emerging markets corporate debt at Mirae Asset Global Investments (USA) LLC, Ethan Yoon is responsible for the investment management of the Group’s emerging markets corporate strategies and supervises the investment and research analysis activities of emerging market corporate debt in the USA. Ethan first joined the Group in 2010 as a credit analyst for Mirae Asset Global Investments Co., Ltd., covering the global financial sector. He became a portfolio manager and senior credit analyst for emerging markets corporate debt in 2014. Previously, Ethan worked as an equity research analyst at Lusight Research in Toronto responsible for analyzing global emerging markets financial sector for four years. Prior to that, he worked at CIBC and its affiliates at various investment-related roles. Ethan holds a B.S. in Human Biology and Economics from the University of Toronto, and he is a CFA charterholder and a CMA (Certified Management Accountant).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X China Innovation ETF

Ticker: KEJI Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X China Innovation ETF (the “Fund”) seeks to achieve long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.75%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 48.76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) sub-advised by Mirae Asset Global Investments (Hong Kong) Limited (the “Sub-Adviser”) that seeks to achieve its investment objective by investing in exchange-listed companies that are economically tied to China and which are relevant to the Fund’s investment theme of disruptive innovation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in exchange-listed companies that are economically tied to China. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

To achieve the Fund’s objective, the Adviser will provide a list of disruptive themes relevant to the economy in China using its proprietary thematic identification process. The identified themes will serve as the macroeconomic framework for the Sub-Adviser’s portfolio construction process. A disruptive theme is one or many powerful structural changes that are expected to impact meaningful aspects of the economy and/or society. Disruptive themes can result from significant advancements in technology, as well as from changes in demographics, consumer preferences, and/or the physical environment. For example, the growing trend in consumer habits for buying goods and services online has resulted in the transformation of how certain consumer goods companies operate and has contributed to the rapid growth of e-commerce. The Sub-Adviser will then identify exchange-listed companies that are economically tied to China and which are relevant to one or more of the disruptive themes that have been identified by the Adviser. From the identified companies, the Sub-Adviser will then select those companies that it believes have the most potential for capital appreciation, while also accounting for both theme- and company-level diversification in both the selection and weighting process. Under normal market conditions, the Sub-Adviser will seek to limit single stock exposure to 10% and limit the aggregate weight of each theme to 35%. In making these security selection
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determinations, the Sub-Adviser will apply its proprietary investment process, which combines (1) quantitative screens to assess areas such as financial and business risk, and (2) qualitative screens that focus on characteristics such as management quality and competitive dynamics. The Sub-Adviser may dynamically adjust the criteria used to evaluate companies to help ensure that the Fund can better reflect market developments.

Stock selection is based on fundamental, bottom up analysis. In choosing individual stocks, the Sub-Adviser applies an internally generated process which includes a quantitative and qualitative assessment of factors, including but not limited to, an issuer’s valuation, financial strength, competitive position in the industry, management track record, sustainability of returns, and regulatory and political risks.

The Adviser has identified the following themes, which represent the macroeconomic framework for the Sub-Adviser’s selection process. The types of companies that the Adviser believes are relevant to the given theme are listed and described in further detail below:

Aging Population: Companies that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services.

Autonomous & Electric Vehicles: Companies involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric vehicles, electric vehicle components and materials, autonomous driving technology, and network connected services for transportation.

Climate Change: Companies involved in the mitigation of climate change, including those that develop technology or equipment that enable the production of energy from renewable and/or alternative sources, efficient utilization and storage of energy, and reduction of and adaption to negative environmental influences, including water and air pollution, deforestation, rising sea levels, drought, flooding, and other climate-related events.

Cloud Computing: Companies involved in offering computing Software-as-a-Service ("SaaS"), Platform-as-a-Service ("PaaS"), Infrastructure-as-a-Service ("IaaS"), managed server storage space and data center real estate investment trusts ("REITs"), and/or cloud and edge computing infrastructure and hardware.

Cybersecurity: Companies involved in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices.

E-commerce: Companies involved in operating e-commerce platforms, providing e-commerce software and services, and/or selling goods and services online.

Education: Companies involved in digital learning and educational content/publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms.

FinTech: Companies involved in mobile/digital payments and remittances, peer-to-peer ("P2P") and marketplace lending, online banking, digital and automated investing solutions, insurance technology, financial analytics software and alternative/digital currencies (which are forms of currencies that are only available in digital or electronic form and not in physical form, like cryptocurrency).

5G & the Internet of Things: Companies involved in wearable technology, home automation, connected automotive technology, industrial internet of things devices, remote health devices, digital sensors, wireless chipsets/semiconductors, next generation communication networking infrastructure/software, smart metering, and energy control devices.

Healthcare Innovation: Companies that are furthering the health care sector through technological advancements, including telemedicine, digital health analytics, connected health devices, and administrative digitalization, as well as those leading in the development, production and distribution of innovative drugs and treatments, including those active in the study of genomics and personalized medicine.

Infrastructure Development: Companies involved in construction and engineering, production of infrastructure raw materials, composites and products, industrial transportation, and producers/distributors of heavy construction equipment.

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Rising EM Consumers: Companies that offer goods and services primarily to middle class consumers in developing markets. This includes those coming from traditional consumer-oriented sectors like consumer staples and consumer discretionary, as well as business-to-consumer (B2C) companies in health care, financial services, technology, industrials, real estate, and communications services.

Robotics & Artificial Intelligence: Companies involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, predictive analytics using big data, and medical robots or robotic instruments.

Social Media: Companies involved in social networking, including photo and video sharing, micro-blogging, online dating, message boards, user review sites, social travel, pinboards, virtual community development, file sharing, and other web-based media applications that facilitate social connectivity.

Video Games & Esports: Companies involved in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware.

In constructing the Fund’s portfolio, the Sub-Adviser selects investments for the Fund that represent its highest-conviction investment ideas within the themes as described above. The Sub-Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, the Sub-Adviser or any of their affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

China State-Owned Enterprises Risk: Investing in companies controlled by various Chinese governmental authorities involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance
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of such companies. State-owned or controlled companies may be less efficiently run and less profitable than other companies.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Associated Risks Related to Investing in Thematic Growth Companies: Companies focused on business activities in emerging economic themes typically face intense competition and potentially rapid product obsolescence. Thematic companies may have limited product lines, markets, financial resources or personnel. These companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful.

These companies are also frequently dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Such companies may be potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The emergent nature of many economic themes could result in increasing regulatory scrutiny in the future, which may impede the growth of companies that develop and/or focus on such economic themes. Similarly, the collection of data from consumers and other sources is frequently a critical component in emerging economic themes and could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Finally, these companies may be involved in young, fast evolving industries with increased exposure to the risks associated with changes in applicable laws (including regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of these companies. Thematic companies may face adverse economic conditions during periods of rising interest rates as borrowing costs increase, potentially limiting capital spending and growth opportunities. Similarly, Thematic companies tend to have higher expected future earnings that, if discounted at a higher prevailing interest rate, could result in lower valuation estimates.

Sales growth and acceleration for a particular economic theme may not continue, and the business models employed by the companies focused on a particular economic theme may not prove to be successful. The customers and/or suppliers of thematic companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on thematic companies. These companies may also be more affected by overall capital spending levels, economic cycles and changes in consumer and social trends than companies focused on more established business industries. Such companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology and may experience greater downturns in the case of falling equity markets. Such considerations may lead the value of companies involved in a given economic theme to at times be heavily correlated with the value of companies involved in a different economic theme, which may lead the Fund to experience greater volatility than it would likely experience if a broader investment strategy were employed. These companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

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Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China’s currency depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on
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the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed on the U.S. or in China that could impact the Fund’s ability to invest in certain companies. Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. As of January 31, 2023, the Fund had significant exposure to VIEs, as defined above.

Risk of Investing in Emerging Markets: As of the date of this Prospectus, China is an emerging market country. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will
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continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its portfolio companies' trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk, and North American Economic Risk.

Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange or capital controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the
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shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/2022	8.61%
Worst Quarter:	9/30/2022	-25.12%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (02/22/2021)
Global X China Innovation ETF:
·Return before taxes	-32.37%	-31.87%
·Return after taxes on distributions[1]	-32.37%	-31.87%
·Return after taxes on distributions and sale of Fund Shares[1]	-19.16%	-23.26%
MSCI All China Index (Net) (Index returns do not reflect deductions for fees, expenses, or taxes)	-23.61%	-24.42%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Sub-Adviser: Mirae Asset Global Investments (Hong Kong) Limited serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Global X Funds Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, such reference should also be read to refer to Mirae Asset Global Investments (Hong Kong) Limited, where the context requires.

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Portfolio Managers: The Fund is managed by Mirae Asset Global Investments (Hong Kong) Limited's Portfolio Management team. The professionals primarily responsible for the management of the Fund are described below.

Phil S. Lee - Head of Asia Pacific Research

Mr. Lee has been with the Sub-Adviser since 2007 and became a member of the Hong Kong-based Asia Pacific Research Team in 2010; initially as Deputy Head of the Team, while also covering the Asia Pacific financials and consumer discretionary sector. He has been overseeing the Asia Pacific Research Team since 2014. Mr. Lee earned his Bachelor’s degree in Economics from Seoul National University.

Daniel Zhou - Portfolio Manager/Senior Investment Analyst

Mr. Zhou has been a portfolio manager of the Fund since February 2023.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS

This Prospectus contains information about investing in a Fund. Please read this Prospectus carefully before you make any investment decisions. Shares of a Fund are listed for trading on a national securities exchange. The market price for a Share of a Fund may be different from the Fund’s most recent NAV. ETFs are funds that trade like other publicly-traded securities. Each Share of a Fund represents an ownership interest in an underlying portfolio of securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, Shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

Under normal circumstances, the Global X Emerging Markets Bond ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt, either directly or indirectly. Under normal circumstances, the Global X China Innovation ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in exchange-listed companies that are economically tied to China. Each Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. Each Fund’s investment objective may be changed without shareholder approval.

A FURTHER DISCUSSION OF PRINCIPAL RISKS

Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Active Management Risk

Active Management Risk applies to each Fund

The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

The performance of the Fund will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Fund’s net assets.

Asset Class Risk

The returns from the types of securities and/or assets in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The assets may under-perform investments that track other markets, segments, sectors or assets. Different types of assets tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Bond Investment Risk

Bond Investment Risk applies to the Global X Emerging Markets Bond ETF

Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the
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debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

Callable Debt Risk

Callable Debt Risk applies to the Global X Emerging Markets Bond ETF

Some debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, likely resulting in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If a called debt security was purchased by the Fund at a premium, the value of the premium may be lost in the event of a redemption.

China A-Shares Risk

China A-Shares Risk applies to the Global X China Innovation ETF

A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a QFII or a RQFII license, as well as through the Stock Connect Programs. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund, as well as for Authorized Participants that create and redeem Creation Units of the Fund. The SSE and SZSE currently apply a daily limit of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time. Additionally, during instances where aggregate limits on foreign ownership are exceeded. the Fund may be unable to purchase additional equity securities of a particular company. This could increase the Fund’s tracking error and/or cause the Fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Given that the A-share market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

China State-Owned Enterprises Risk

China State-Owned Enterprises Risk applies to the Global X China Innovation ETF

The Fund may invest in businesses that are controlled, either directly or indirectly, by the central, provincial or municipal governments of China. Because such companies are controlled by various Chinese governmental authorities, investing in such state-owned enterprises involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of such companies. State-owned or controlled companies may be less efficiently run and less profitable than other companies. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Depositary Receipts Risk

Depositary Receipts Risk applies to the Global X China Innovation ETF

The Fund may invest in depositary receipts, such as ADRs and GDRs.  ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based. Certain countries may
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limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk

Equity Securities Risk applies to the Global X China Innovation ETF

The Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

Inflation-Indexed Securities Tax Risk

Inflation-Indexed Securities Tax Risk applies to the Global X Emerging Markets Bond ETF

Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

Inflation-Linked Bonds Investment Risk

Inflation-Linked Bonds Investment Risk applies to the Global X Emerging Markets Bond ETF

The Fund may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

LIBOR Transition Risk

LIBOR Transition Risk applies to the Global X Emerging Markets Bond ETF

The Fund invests in financial instruments that utilize London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR's administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Non-U.S. Agency Debt Risk

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Non-U.S. Agency Debt Risk applies to the Global X Emerging Markets Bond ETF

The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of the Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.

Senior Loans Investment Risk

Senior Loans Investment Risk applies to the Global X Emerging Markets Bond ETF

Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the portfolio may not be considered securities and, therefore, purchasers may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower.

There is no organized exchange on which senior loans are traded and reliable market quotations may not be readily available. Senior loans are likely to be less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. Therefore, elements of judgment may play a greater role in valuation of loans. To the extent that a secondary market exists for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Sovereign and Quasi-Sovereign Obligations Risk

Sovereign and Quasi-Sovereign Obligations Risk applies to the Global X Emerging Markets Bond ETF

An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a non-U.S. sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt obligation to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which
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the Fund invests have defaulted on their sovereign debt obligations in the past or encountered downgrades of their sovereign debt obligations, and those countries (or other countries) may default or risk further downgrades in the future.

U.S. Treasury Obligations Risk

U.S. Treasury Obligations Risk applies to the Global X Emerging Markets Bond ETF

Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of longer-term U.S. Treasury securities are greater than price fluctuations of shorter-term U.S. Treasury securities and may be as great as price fluctuations of common stock. The Fund’s yield on investments in U.S. Treasury securities will fluctuate as the Fund is invested in U.S. Treasury securities with different interest rates.

Variable and Floating Rate Securities Risk

Variable and Floating Rate Securities Risk applies to the Global X Emerging Markets Bond ETF

Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow the Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate securities may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. A downward adjustment in coupon rates may decrease the Fund's income as a result of its investment in variable or floating rate securities. The Fund may also invest in variable or floating rate equity securities whose payments vary based on changes in market rates of interest or other factors. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.

Zero-Coupon Bond Risk

Zero-Coupon Bond Risk applies to the Global X Emerging Markets Bond ETF

The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond with a fixed maturity date of more than one year from the date of issuance accrue a portion of the discount at which the bond was purchased as taxable income each year, even if the holder may not receive any interest payments on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may be required to liquidate other investments in its portfolio to generate cash, including when it is not advantageous to do so, to satisfy such distribution requirements. These actions may reduce the assets to which the Fund could otherwise be allocated and may reduce the Fund’s rate of return.

Associated Risks Related to Investing in Thematic Growth Companies

Associated Risks Related to Investing in Thematic Growth Companies applies to the Global X China Innovation ETF

Companies focused on business activities in emerging economic themes typically face intense competition and potentially rapid product obsolescence. Thematic companies may have limited product lines, markets, financial resources or personnel. These companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful.

These companies are also frequently dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual
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property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Such companies may be potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The emergent nature of many economic themes could result in increasing regulatory scrutiny in the future, which may impede the growth of companies that develop and/or focus on such economic themes. Similarly, the collection of data from consumers and other sources is frequently a critical component in emerging economic themes and could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Finally, these companies may be involved in young, fast evolving industries with increased exposure to the risks associated with changes in applicable laws (including regulation, other rule changes, and related federal and state enforcement activities), as well as market developments, which may cause businesses to contract or close suddenly and negatively impact the value of these companies. Thematic companies may face adverse economic conditions during periods of rising interest rates as borrowing costs increase, potentially limiting capital spending and growth opportunities. Similarly, Thematic companies tend to have higher expected future earnings that, if discounted at a higher prevailing interest rate, could result in lower valuation estimates.

Sales growth and acceleration for a particular economic theme may not continue, and the business models employed by the companies focused on a particular economic theme may not prove to be successful. The customers and/or suppliers of thematic companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on thematic companies. These companies may also be more affected by overall capital spending levels, economic cycles and changes in consumer and social trends than companies focused on more established business industries. Such companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology and may experience greater downturns in the case of falling equity markets. Such considerations may lead the value of companies involved in a given economic theme to at times be heavily correlated with the value of companies involved in a different economic theme, which may lead the Fund to experience greater volatility than it would likely experience if a broader investment strategy were employed. These companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

In addition to all of the risks described above, companies focused on particular economic themes may face more specific risks related to such themes, including, but not limited to the risks described below.

Aging Population

Aging Population companies may be affected by government regulations and government healthcare programs, as well as increases or decreases in the cost of medical products and services and product liability claims.

Autonomous and Electric Vehicles

Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities.

Climate Change

Climate Change companies are exposed to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cut-backs on funding for the Environmental Protection Agency). Companies involved in renewable and/or alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. These companies may be significantly affected by fluctuations in energy prices and in the supply and demand of renewable energy, tax incentives, subsidies and other governmental regulations and policies. Climate Change companies may also be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, and labor relations. In addition, scientific developments, such as breakthroughs in the remediation of global warming, or changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by the level or pace of technological change in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries are in the early stages of operation and have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and
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industries. Climate Change companies typically face intense competition, short product lifecycles and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Cloud Computing

Cloud computing companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, cloud computing companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk.

Cybersecurity

Cybersecurity companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. Cybersecurity companies may be adversely impacted by government regulations and actions, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Cybersecurity companies may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cybersecurity companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

E-commerce

E-commerce companies typically compete aggressively on price, potentially affecting their long run profitability. Due to the online nature of e-commerce companies and their involvement in processing, storing and transmitting large amounts of data, these companies are particularly vulnerable to cyber security risk.

Education

Education Companies may be affected by changes in demographics and changes in consumer demands. Furthermore, government regulations, programs and policies can have a significant impact on the products and services provided by education companies. Some Education Companies rely heavily on tax breaks and government subsidies, which can be very policy-dependent and may not continue indefinitely in the future. Education Companies are also affected by macroeconomic growth and the overall strength of the labor market, which can influence the demand for educational products and services. Some Education Companies have faced increased regulatory scrutiny, and in some cases litigation, due to business practices that were perceived as unfair and misleading to consumers. Ongoing and future legal actions could have a negative impact on Education Companies. The customers and/or suppliers of Education Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Education Companies. Such events could include pandemics, pandemic-related school closures, and pandemic-driven changes in school enrollment.

Financial Technology (“FinTech”)

FinTech companies may be adversely impacted by deterioration in credit markets, as these companies may have significant exposure to consumers and businesses (particularly small businesses) in the form of loans and other financial products and services. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies.

Internet of Things

Companies focused on the “internet of things” could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers.

Healthcare Innovation

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Healthcare Innovation companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Healthcare Innovation companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. In addition, Healthcare Innovation companies could face increasing regulatory scrutiny in the future, which may impede the growth of such companies. Many Healthcare Innovation companies store and transmit sensitive data that is subject to strict regulations. As a result, these companies may be particularly vulnerable to cybersecurity breaches or other means by which sensitive data could be exposed. Breaches of this nature would have a materially adverse effect on a given company, and could lead to stricter regulation in the future. The customers and/or suppliers of Healthcare Innovation companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Healthcare Innovation Companies. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Infrastructure Development

Infrastructure development companies face risks related to the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. Some infrastructure development companies may rely heavily on local, state or national government contracts, and are therefore subject to higher degrees of political risk and could be negatively impacted by changes in government policies or a deterioration in government balance sheets in the future.

Rising EM Consumers

Rising EM Consumers companies may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Companies in the internet and direct marketing retail industry are dependent on internal infrastructure and on the availability, reliability and security of the Internet and related systems. Critical systems and operations may be vulnerable to damage or interruption from fire, flood, power loss, telecommunications failure, terrorist attacks, cyber-attacks, acts of war, break-ins, earthquake and similar events. Any system interruption that results in the unavailability of a company’s website or mobile app or reduced performance of transaction systems could interrupt or substantially reduce a company’s ability to conduct their business. Companies in the internet and direct marketing retail industry are dependent on paid and unpaid natural search engines and are therefore dependent on business decisions made by companies that offer natural search engines. Any business changes by dominant providers of natural search engines can be detrimental to an internet and direct marketing retail company’s business while being totally outside of the control of such company. Rising EM Consumer companies typically face intense competition and are subject to fluctuating consumer demand. Due to the increasingly online nature of Rising EM Consumers companies and their involvement in processing, storing and transmitting large amounts of data, these companies are particularly vulnerable to cybersecurity risk. This includes threats to operational software and hardware, as well as theft of personal and transaction records and other customer data. In the event of a cyberattack, Rising EM Consumer companies could suffer serious adverse reputational and operational consequences, including liability and litigation.

Robotics & Artificial Intelligence

Robotics & Artificial Intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics & Artificial Intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics & Artificial Intelligence companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Robotics & Artificial Intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Social Media

Social media companies may face disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private,
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sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies.

Video Games and Esports

Video game and esports companies may be dependent on one or a small number of product or product franchises for a significant portion of their revenue and profits. They may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. Recently, video game and esports companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games.
Capital Controls and Sanctions Risk

Capital Controls and Sanctions Risk applies to the Global X Emerging Markets Bond ETF

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of the Fund, and cause the Fund to decline in value.

Capitalization Risk

Capitalization Risk applies to the Global X China Innovation ETF

Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk

Large-Capitalization Companies Risk applies to the Global X China Innovation ETF

Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk

Mid-Capitalization Companies Risk applies to the Global X China Innovation ETF

Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Cash Transaction Risk

Cash Transaction Risk applies to each Fund

Unlike most ETFs, the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes
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gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

Focus Risk

Focus Risk applies to the Global X China Innovation ETF

The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Credit Risk

Credit Risk applies to the Global X Emerging Markets Bond ETF

Credit risk is the risk that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

Currency Risk applies to each Fund

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which the Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which the Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the USD/foreign currency exchange rate could materially and adversely affect the performance of the Fund.

Custody Risk

Custody Risk applies to each Fund

Custody risk refers to risks in the process of clearing and settling trades and in the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. Generally, the less developed a country’s securities market, the greater the likelihood of custody problems occurring.
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Extension Risk

Extension Risk applies to the Global X Emerging Markets Bond ETF

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making them more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. Extension risk is particularly prevalent for a callable debt security where an increase in interest rates could result in the issuer of that security choosing not to redeem the debt security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

Foreign Securities Risk

Foreign Securities Risk applies to each Fund

The Fund’s assets may be invested within the equity markets of countries outside of the United States. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Economic Exposure Risk

Geographic Economic Exposure Risk applies to each Fund

The constituents held by the Fund may have partners, suppliers and/or customers located in various geographic regions, and the geographic regions in which Fund constituents are located may have trading partners in other geographic regions. As a result, an economic downturn in one or more of these regions may impact the performance of the constituents in which the Fund invests, even if the Fund does not invest directly in companies located in such region. The risks related to such regions may include:

Asian Economic Risk

Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, as well as economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. Hong Kong is currently administered as a Special Administrative Region under the sovereignty of the People’s Republic of China, but pro-independence sentiment and political dissatisfaction towards China have resulted and may continue to result in widespread protests. In 2020, China passed the National Security Law in Hong Kong, which tightened political freedoms and heightens risk for any businesses or individuals that express pro-independence views. North Korea and South Korea each have substantial military capabilities, and
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historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Maritime disputes in the South China Sea are complex and involve conflicting claims by China, Brunei, Indonesia, Malaysia, the Philippines, Taiwan and Vietnam, and there is a risk that these disputes could escalate into armed conflict between any of the aforementioned countries. Furthermore, there are numerous disputes over islands in East Asia that pose security risks, including but not necessarily limited to the Liancourt Rocks dispute between Japan and Korea, the Senkaku/Diaoyu Islands dispute between China and Japan, and the Kuril Islands dispute between Japan and Russia. Although Taiwan currently has a government that is separate from that of the People’s Republic of China, the PRC lays claim to Taiwan and has enacted legislation mandating military invasion should Taiwan’s government formally declare independence. China may also choose to launch an invasion of Taiwan even without the Taiwanese government formally declaring independence and there is a high risk that such a conflict would draw in other actors such as the United States and Japan. In response to the elevated risk of conflict in Taiwan, in 2022 the government of Japan moved to dramatically raise its defense budget and lift longstanding restrictions on obtaining missiles with strike capabilities. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.

European Economic Risk

The economies of Europe are highly dependent on each other, both as key trading partners and, in many cases, as fellow members maintaining the euro. Decreasing European imports, new trade regulations, changes in exchange rates, a recession in Europe, or a slowing of economic growth in this region could have an adverse impact on the securities in which the Fund invests. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the European Union, which departure has become known as “Brexit”. Brexit introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiated its departure from the European Union. The United Kingdom officially stopped being a member of the European Union on January 31, 2020. Prior to the end of the “transition period” for Brexit, the European Union and the United Kingdom ratified the EU-UK Trade and Cooperation Agreement (TCA), which lays out the terms of the United Kingdom's future cooperation with the European Union. The political, economic and legal consequences of Brexit and the TCA are not yet fully known. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by varying political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. In February 2022, Russia launched an invasion of Ukraine, which led to disruptions of gas supplies and inflows of refugees to Europe, and significant risk of European governments being pulled into armed conflict with Russia. Furthermore, sanctions by the EU against Russia were met with sanctions against the EU by Russia. The economic fallout of the war in Ukraine has had and will likely continue to have a negative impact on the economic stability of Europe. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

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Economies of certain Eastern European countries rely heavily on the export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Oil and gas infrastructure in Eastern Europe is at significant risk of being targeted as part of strategic offensives in the Russia-Ukraine war and it is extremely difficult to predict when such attacks may occur. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and are less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to the economies of Eastern European include: the absence of legal structures governing private and foreign investments and private property; the possibility of expropriation; certain national policies which may restrict the capital market activity, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

North American Economic Risk

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries to which the Fund has economic exposure. The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including the renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in any of the three countries may have a significant effect on North American economies generally, as well as on the value of certain securities held by the Fund.

Geographic Risk

Geographic Risk applies to each Fund

Geographic risk is the risk that the Fund’s assets may be focused in countries located in the same geographic region. This investment focus will subject the Fund to risks associated with that particular region, or a region economically tied to that particular region, such as a natural, biological or other disaster. Outbreaks of contagious viruses and diseases may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks in the countries and regions in which they occur. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Brazil

Risk of Investing in Brazil applies to the Global X Emerging Markets Bond ETF

Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political, currency and economic risks. Specifically, Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation, a high level of debt, and violence, each of which may reduce and/or prevent economic growth. A rising unemployment rate could also have the same effect. Corruption and subsequent legal consequences have led to political upsets and sudden changes in leadership.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and potential future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund's investments.

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The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. The Brazilian government’s actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in neighboring emerging market countries also may increase investors’ risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a Fund may invest.

Risk of Investing in China

Risk of Investing in China applies to the Global X China Innovation ETF

The Chinese economy is subject to a considerable degree of economic, political and social instability.

Political and Social Risk

The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency nonconvertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy.

Heavy Government Control and Regulation

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Chinese companies that maintain large amounts of sensitive data or produce some form of adverse social cost are particularly at risk as the government moves forward with the Common Prosperity agenda. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese
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economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information, and political and social instability.

Economic Risk

The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, a systemic failure in the property sector, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

Elevated geopolitical tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods, the imposition of trade and non-trade related barriers for certain Chinese companies, and increased international pressure related to Chinese trade policy, forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed on the U.S. or in China that could impact the Fund’s ability to invest in certain companies. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. U.S. investors may also be barred by U.S. authorities from investing in certain companies, including those with ties to the military, intelligence, and security services in China. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. Public health crises or major health-related developments may have a substantial impact on the Chinese economy or holdings in the Fund. Outbreaks of contagious viruses and diseases, including the novel viruses commonly known as SARS, MERS, and Covid-19 (Coronavirus), may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks such as volatility in exchange rates or the trading of Chinese securities listed domestically or abroad. Likewise, factories, ports, and critical infrastructure in China may close to limit contagion risk. In response to the Covid-19 crisis, China is implementing strict lockdowns to keep cases extremely low and there is no assurance that China will relax this approach or not revert back to it after an attempt at relaxation. Foreign investors’ access to domestic markets may also be limited during such health crises, especially if domestic exchanges are closed for an extended period. Market closures could interfere with the orderly trading or settlement mechanisms of Chinese securities listed domestically or abroad. The Chinese economy or holdings in the Fund may also be adversely impacted should health crises create political uncertainty or social unrest. The implications of such health crises are difficult to ascertain but may put strain on China’s supply chains, trading relationships, and international relations.

Expropriation Risk

The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk

China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. These situations may cause uncertainty in the
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Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Tax Risk

China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Hong Kong Political Risk

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening of control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments

For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.
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Chinese equities that utilize the VIE structure to list in the U.S. as ADRs face the risk of regulatory action from U.S. authorities, including the risk of delisting. This will depend in part on whether U.S. regulatory authorities are satisfied with their access to Mainland China and Hong Kong for the purpose of conducting inspections on the quality of audits for these companies. Although the U.S. and China reached an agreement in September 2022 to grant the U.S. access for such inspections, there is no guarantee that the agreement will hold up or that U.S. regulatory authorities will continue to feel satisfied with their access.

Risk of Investing in Colombia

Risk of Investing in Colombia applies to the Global X Emerging Markets Bond ETF

Colombia’s economy is heavily dependent on exports. The oil, coal and coffee sectors of Colombia’s economy account for a large portion of its exports. Any changes in these sectors could have an adverse impact on the Colombian economy. For example, in 2022 the Colombian government passed restrictions on new contracts for oil exploration in an effort to reduce reliance on the sector. Colombia’s key trading and foreign investment partners are the U.S., Brazil, China, the E.U., Venezuela and Mexico. Reduction in spending on Colombian products and services, or changes in the U.S. or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Colombian economy.

Colombia has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in the Fund. Colombia has experienced periods of political instability, violence, and social unrest in the past. Although levels of violence associated with internal conflicts and drug-trafficking have fallen, they remain high by international standards. Moreover, ongoing tension between Colombia and Venezuela, or the ongoing humanitarian and political crisis in Venezuela, could adversely affect the Colombian economy.

In the past, Colombia has imposed stringent capital controls that have restricted the inflow and repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will be reinstated or changed again and without prior warning. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV.

Colombia is located in a part of the world that has historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods and tsunamis. In addition, emerging markets are especially economically sensitive to environmental events.

A substantial portion of Colombia’s exports are from businesses in the agriculture and mining sectors of its economy. Commodity prices or negative changes in these sectors could have an adverse impact on Colombia’s economy and companies located in Colombia.

Risk of Investing in Dominican Republic

Risk of Investing in Dominican Republic applies to the Global X Emerging Markets Bond ETF

Investments in Dominican Republic’s issuers involve risks that are specific to the country, including legal, regulatory, political and economic risks. The country’s economy is dependent on variety of factors including tourism, mining, financial services, agriculture, construction and free-trade-zone manufacturing. Decline in the economic growth of any of Dominican Republic’s major trading partners, especially the United States (due to country’s heavy reliance on US for both imports and exports), can have a material adverse effect on the balance of trade and economic growth of Dominican Republic. Additionally, a significant drop in the price of commodities, such as gold and silver, or the interruption in production of mines, can have a material adverse effect on the Dominican Republic’s economy.

Risk of Investing in Egypt

Risk of Investing in Egypt applies to the Global X Emerging Markets Bond ETF

Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund. Such heightened risks include,
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among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Although there has been increasing economic liberalization and limited political lateralization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. Later in 2020, the International Monetary Fund extended a $2.7 billion loan to Egypt, followed by a $3 billion standby arrangement in 2022. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the Egyptian pound to float. While these measures are intended to foster Egypt’s economic growth and development, there is no guarantee that they will continue or be successful. The devaluation and flotation of the Egyptian currency, a measure taken by the Egyptian government in order to qualify for the loan, has resulted in severe inflation and risks of political backlash against the Egyptian administration.

Egypt entered into an investment treaty with the United States, designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral investment treaty with the United States is not fully implemented or fails in its purpose. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.

Egypt’s economy is dependent on trade with certain key trading partners, including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. The Egyptian economy is also heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. Previous political unrest and incidents of terrorist attacks have hurt tourism. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which the Fund may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.

Risk of Investing in Emerging Markets

Risk of Investing in Emerging Markets applies to each Fund

The securities markets of emerging market countries may be less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. Issuers and securities markets in emerging markets are generally not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the developed markets. In particular, the assets and profits appearing on the financial statements of emerging market issuers may not reflect their financial position or results of operations in the same manner as financial statements for developed market issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in developed markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies.

Emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, and Africa. Emerging markets typically are classified as such by lacking one or more of the following
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characteristics: sustainability of economic development, large and liquid securities markets, openness to foreign ownership, ease of capital inflows and outflows, efficiency of the market’s operational framework, and/or stability of the institutional framework. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), the Fund may invest in such countries through other investment funds in such countries. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Many emerging market countries have experienced currency devaluations, substantial (and, in some cases, extremely high) rates of inflation, and economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging market countries. Economies in emerging market countries generally are dependent upon commodity prices and international trade and, accordingly, have been, and may continue to be, affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging market countries are particularly vulnerable to downturns of the world economy. The 2008-2009 global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging market countries.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Many emerging market countries have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political, social, and public health developments may result in sudden and significant investment losses. Many emerging markets may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Investing in emerging market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

As a result of heightened geopolitical tensions, various countries have imposed economic sanctions, imposed non-trade barriers and renewed existing economic sanctions on specific emerging markets and on issuers within those markets. These non-trade barriers consist of prohibiting certain securities trades, prohibiting certain private transactions in
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certain sectors and with respect to certain companies, asset freezes, and prohibition of all business, against certain individuals and companies. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect certain emerging markets in the future. These actions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require the Fund to freeze its existing investments, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Also, if an affected security is included in the Fund's Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of the Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. Actions barring some or all transactions with a specific company will likely have a substantial, negative impact on the value of such company’s securities. These sanctions may also lead to changes in the Fund’s Underlying Index. The Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with its Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. The Fund’s investment in emerging market countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging market countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Fund’s use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, all or a significant portion of the Fund's currency exposure in emerging market countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Risk of Investing in Frontier and Standalone Markets

Risk of Investing in Frontier and Standalone Markets applies to the Global X Emerging Markets Bond ETF

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Standalone markets are those that do not meet the criteria for classification as frontier markets or emerging markets. The index provider’s classification framework is based on the three factors of economic development, size and liquidity, as well as market accessibility. Standalone markets are classified as such due to severe deficiencies in at least one of these three areas. Because standalone markets often face highly unique circumstances that range from war to liquidity issues, investors should carefully assess each market and determine the reason for standalone classification prior to making any investment. In some cases, standalone markets may be subject to significant sanctions by the international community and may abruptly lose foreign investors as a result. Generally, frontier markets are classified as such by having extremely limited size and/or liquidity, limited access to foreign ownership, limitations on capital inflows/outflows and/or limited efficiency of operational framework. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in standalone and frontier markets significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Likewise, many frontier markets may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local
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markets in frontier countries may require the Fund to adopt special procedures, or seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Risk of Investing in Indonesia

Risk of Investing in Indonesia applies to the Global X Emerging Markets Bond ETF

Investment in Indonesian issuers involves risks that are specific to Indonesia, including legal, regulatory, political, security and economic risks. The securities markets of Indonesia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares. The value of the Indonesian Rupiah may be subject to a high degree of fluctuation. The Fund’s exposure to the Indonesian Rupiah and changes in value of the Indonesian Rupiah versus the U.S. dollar may result in reduced returns for the Fund. The Indonesian economy, among other things, is dependent upon external trade with other economies, specifically China, Japan, Singapore and the United States. In the past, Indonesia has experienced acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Risk of Investing in Mexico

Risk of Investing in Mexico applies to the Global X Emerging Markets Bond ETF

Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. For example, lower oil prices have negatively impacted Petróleos Mexicanos, the Mexican state-owned petroleum company, which accounts for a significant percentage of the Mexican government’s tax revenue. Mexico has experienced adverse economic impacts as a result of earthquakes and hurricanes, as well as outbreaks of violence. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

Political and Social Risk

Mexico has been destabilized by local insurrections, social upheavals, drug related violence, and the public health crisis related to the COVID-19 outbreak. Recurrence of these or similar conditions may adversely impact the Mexican economy. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.

Currency Instability Risk

Historically, Mexico has experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.

Relations with the United States

Recent political developments in the U.S. have raised potential implications for the current trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Peru

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Risk of Investing in Peru applies to the Global X Emerging Markets Bond ETF

Peru has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of Peruvian currency and potential future government measures seeking to maintain the value of the currency in relation to other currencies, may trigger increases in inflation in Peru and may also slow the rate of growth of its economy. Elevated political instability may cause uncertainty in the Peruvian stock market and in the stock markets of other countries in which the Fund invests (such as Chile) and as a result, negatively impact issuers to which the Fund has exposure. In addition, the market for Peruvian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America.

Risk of Investing in Qatar

Risk of Investing in Qatar applies to the Global X Emerging Markets Bond ETF

Qatar is highly reliant on income from the sale of oil and natural gas and trade with other countries involved in the sale of oil and natural gas, and its economy is therefore vulnerable to changes in foreign currency values and the market for oil and natural gas. As global demand for oil and natural gas fluctuates, Qatar may be significantly impacted. As a host to U.S. regional military operations, Qatar is susceptible to potential terrorist attacks. Qatar has periodically deployed troops to other Gulf Cooperation Council Countries to support their forces, which could lead to hostilities against Qatar. Political, economic and social unrest could adversely affect the Qatari economy and could decrease the value of the Fund’s investments.

Like most Middle Eastern governments, the federal government of Qatar exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Qatar is governed by a monarchic, emirate-type government. Governmental actions in the future could have a significant effect on economic conditions in Qatar, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

Qatar’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy. Allegations of human rights abuses against foreign laborers continue to surface and could affect relationships with key trading partners.

Risk of Investing in Saudi Arabia

Risk of Investing in Saudi Arabia applies to the Global X Emerging Markets Bond ETF

The ability of foreign investors (such as the Fund) to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. In addition, the Capital Markets Authority ("CMA") places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Fund from investing in accordance with its strategy. Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persists, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the value of securities in the Fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

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Investment in securities of Saudi Arabian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Political instability in the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Fund’s portfolio.

Risk of Investing in South Africa

Risk of Investing in South Africa applies to the Global X Emerging Markets Bond ETF

South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. In recent years, an unstable electricity supply in South Africa has stifled economic growth, which may adversely affect the value of the Fund’s investments.

Risk of Investing in the United Arab Emirates

Risk of Investing in the United Arab Emirates applies to the Global X Emerging Markets Bond ETF

The economy of the United Arab Emirates (the "UAE") is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

High Yield Securities Risk

High Yield Securities Risk applies to the Global X Emerging Markets Bond ETF

High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

The Fund may invest in high yield securities that offer generally a higher current yield than that available from higher grade issues, but they typically involve greater risk. Securities rated below investment grade commonly are referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume.
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Income Risk

Income Risk applies to the Global X Emerging Markets Bond ETF

The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may invest in or have exposure to lower-yielding bonds as bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.

Interest Rate Risk

Interest Rate Risk applies to the Global X Emerging Markets Bond ETF

Interest rate risk is the risk that prices of fixed income securities generally increase in value when interest rates decline and decrease in value when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investors should note that interest rates are currently at, or near, decade highs, but may ultimately remain high or continue to rise, with potentially sudden and unpredictable effects on the markets and the Fund's investments. Interest rates are measured by the US 10-Year Treasury Yield for long-term yields and the Federal Funds rate (continuous series) for short-term rates.

Securities of lower credit quality or with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than securities of higher credit quality or with shorter durations. Interest rate fluctuations may also negatively impact the values of equity and other non-fixed income securities.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise (the real interest rate is the rate of interest an investor expects to receive after allowing for inflation). In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s Shares.

Following the pandemic of 2020, the Board of Governors of the Federal Reserve System (“Federal Reserve”) has attempted to stabilize the U.S. inflation and tighten financial conditions by raising the federal funds rate, which contradicts the zero-bound range during the pandemic. In addition, the Federal Reserve started quantitative tightening (QT) by rolling off large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by letting them expire and not adding new securities. There is a risk that interest rates across the U.S. financial system will remain elevated. Such policies may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the NAV of the Fund’s Shares to decline. To the extent the Fund experiences high redemptions in connection with these developments or otherwise, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s investments may also be affected.

Further, fixed income markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. If sudden or large-scale rises in interest rates were to occur, the Fund could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.

International Closed Market Trading Risk

International Closed Market Trading Risk applies to each Fund

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To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Issuer Risk

Issuer Risk applies to each Fund

Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Market Risk

Market Risk applies to each Fund

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, the unknown is the length of time they remain restrictive and when inflation returns to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from their zero-COVID policy creates both opportunities and risks, establishing China as the wildcard for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk

Non-Diversification Risk applies to each Fund

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

Operational Risk applies to each Fund

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious
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software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cyber security failures by or breaches of the systems of the Adviser, the Sub-Adviser, and the Fund’s distributor and other service providers (including, but not limited to, the Sub-Adviser, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Sub-Adviser, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Reliance on Trading Partners Risk

Reliance on Trading Partners Risk applies to the Global X China Innovation ETF

The Fund may invest in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of its key trading partners may cause an adverse impact on the economies of the markets in which the Fund invests.

Risks Associated with Exchange-Traded Funds

Risks Associated with Exchange-Traded Funds applies to each Fund

As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk

The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, and no other Authorized Participant is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and/or at wider intraday bid-ask spreads, and may possibly face trading halts and/or delisting from the Exchange.

Large Shareholder Risk

Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
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Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks

Absence of Active Market

Although Shares of the Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Risks of Secondary Listings

The Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their brokers direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares from Authorized Participants. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in the Fund's NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility or when the Fund has relatively few assets or experiences a lower trading volume. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares
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Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Risks Related to Stock Connect Programs

Risks Related to Stock Connect Programs applies to the Global X China Innovation ETF

Investing in securities through Stock Connect Programs is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. The Stock Connect Programs are subject to daily and aggregate quota limitations, which limit the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. The daily quota is not specific to the Fund and is utilized on a first-come-first-serve basis. As such, buy orders via the Stock Connect Programs could be rejected once the daily quota is exceeded. The daily quota may thereby restrict the Fund’s ability to invest through Stock Connect Programs on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The daily quota is also subject to change. It is possible for securities eligible to be purchased via the Stock Connect Programs to lose such designation, which could impact the Fund's ability to pursue its investment strategy.

In order to comply with applicable local market rules and to facilitate orderly operations of the Fund, including the timely settlement of Stock Connect Program trades placed by or on behalf of the Fund, the Fund utilizes an operating model that may reduce the risks of trade failures; however, it will also allow Stock Connect Program trades to be settled without the prior verification by the Fund. Accordingly, this operating model may subject the Fund to additional risks, including an increased risk of inadvertently exceeding certain trade or other restrictions or limits placed on the Fund and/or its affiliates, and a heightened risk of erroneous trades, which may negatively impact the Fund. Additionally, the Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions.

The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. The Fund's investments in A-Shares though the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System ("CCASS") maintained by the Hong Kong Securities Clearing Company Limited ("HKSCC"), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring securities through Stock Connect Programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other Chinese securities providing similar investment exposure.

Trading Halt Risk

Trading Halt Risk applies to each Fund

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk

Valuation Risk applies to each Fund

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The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

A FURTHER DISCUSSION OF OTHER RISKS

Each Fund may also be subject to certain other risks associated with its investments and investment strategies.

Leverage Risk

Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Qualification as a Regulated Investment Company Risk

The Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Fund makes such investments from borrowings) are likely to reduce the Fund’s return to investors.

Tax Treaty Reclaims Uncertainty

When the Fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. The Fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when the Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s NAV. Investors in the Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

PORTFOLIO HOLDINGS INFORMATION

A description of the policies and procedures of Global X Funds® (the "Trust") with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund and Fund Fact Sheets providing information regarding each Fund’s top holdings can be found at www.globalxetfs.com/explore/(click on the name of your Fund) and may be requested by calling 1-888-493-8631.

FUND MANAGEMENT

Investment Adviser

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Global X Management Company LLC (the "Adviser") serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 605 3rd Avenue, 43rd Floor, New York, New York 10158. As of March 1, 2023, the Adviser provided investment advisory services for assets of approximately $38.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

The Funds pay the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Funds will pay a monthly Management Fee to the Adviser at the annual rate for each Fund set forth in the table below (stated as a percentage of the Fund’s average daily net assets).

Fund	Management Fee
Global X Emerging Markets Bond ETF	0.39%
Global X China Innovation ETF	0.75%

Sub-Adviser - Global X Emerging Markets Bond ETF

The Adviser has entered into a sub-advisory agreement with Mirae Asset Global Investments (USA) LLC ("Mirae USA Sub-Adviser"), an affiliate of the Adviser, under which the Adviser pays the Mirae USA Sub-Adviser for management and operational services it provides to the Fund. The Mirae USA Sub-Adviser, subject to the supervision and oversight of the Trust’s Board of Trustees and the Adviser, is responsible for the management of the Fund, and has discretion to buy or sell securities in accordance with the Fund’s investment objective. The Adviser may from time to time share certain of its profits with, or allocate other resources to, the Mirae USA Sub-Adviser. Any such payments by the Adviser to the Mirae USA Sub-Adviser will be from the Adviser’s own resources. The Mirae USA Sub-Adviser, a registered investment adviser, was founded in 2008 and managed approximately $4.71 billion in assets as of March 1, 2023.

Sub-Adviser - Global X China Innovation ETF

The Adviser has entered into a sub-advisory agreement with Mirae Asset Global Investments (Hong Kong) Limited ("Mirae HK Sub-Adviser"), an affiliate of the Adviser, under which the Adviser pays the Mirae HK Sub-Adviser for management and operational services it provides to the Fund. The Mirae HK Sub-Adviser, subject to the supervision and oversight of the Trust’s Board of Trustees and the Adviser, is responsible for the management of the Fund, and has discretion to buy or sell securities in accordance with the Fund’s investment objective. The Adviser may from time to time share certain of its profits with, or allocate other resources to, the Mirae HK Sub-Adviser. Any such payments by the Adviser to the Mirae HK Sub-Adviser will be from the Adviser’s own resources. The Mirae HK Sub-Adviser, a registered investment adviser, was founded in December 2003 and managed approximately $6.762 billion in assets as of March 1, 2023.

The Adviser pays each Sub-Adviser a fee (“Sub-Adviser Management Fee”) in return for providing management and operation services to the respective Fund.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of each Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not the shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets of the Funds.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s Management Fee or other resources and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“revenue sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to
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financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Approval of Advisory Agreement & Investment Sub-Advisory Agreement

Discussions regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement and Investment Sub-Advisory Agreement for each Fund are available in the Fund's Semi-Annual Report to shareholders for the period ended May 31 and/or Annual Report to shareholders for the period ended November 30.

Portfolio Management

Global X Emerging Markets Bond ETF

The Portfolio Managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Joon Hyuk Heo and Ethan Yoon.

Joon Hyuk Heo

Joon Hyuk Heo currently serves as head of the Global Fixed Income Investment Team at Mirae Asset Global Investments (USA) LLC. He is responsible for the investment management of the Mirae Asset Global Investment Group’s (the “Group”) global fixed income strategies and supervises the investment and research analysis activities of the global fixed income investment team in the USA. Joon Hyuk first joined the Group in 1999 as a macro analyst and portfolio manager for Mirae Asset Global Investments Co., Ltd., managing fixed income strategies investing in Korea. From 2006, he started to cover global fixed income strategies, and was later promoted to lead portfolio manager of the Group’s global fixed income funds in 2008, including the flagship Global Dynamic fixed income strategy. Joon Hyuk holds a B.A. in Economics from Seoul National University and is a CFA charterholder.

Ethan Yoon

As a portfolio manager of emerging markets corporate debt at Mirae Asset Global Investments (USA) LLC, Ethan Yoon is responsible for the investment management of the Group’s emerging markets corporate strategies and supervises the investment and research analysis activities of emerging market corporate debt in the USA. Ethan first joined the Group in 2010 as a credit analyst for Mirae Asset Global Investments Co., Ltd., covering the global financial sector. He became a portfolio manager and senior credit analyst for emerging markets corporate debt in 2014. Previously, Ethan worked as an equity research analyst at Lusight Research in Toronto responsible for analyzing global emerging markets financial sector for four years. Prior to that, he worked at CIBC and its affiliates at various investment-related roles. Ethan holds a B.S. in Human Biology and Economics from the University of Toronto, and he is a CFA charterholder and a CMA (Certified Management Accountant).

Global X China Innovation ETF

The Portfolio Managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Phil S. Lee and Daniel Zhou.

Phil S. Lee - Head of Asia Pacific Research

Mr. Lee has been with Mirae Asset Global Investments (Hong Kong) Limited since 2007 and became a member of the Hong Kong-based Asia Pacific Research Team in 2010; initially as Deputy Head of the Team, while also covering the Asia Pacific financials and consumer discretionary sector. He has been overseeing the Asia Pacific Research Team since 2014. Mr. Lee earned his Bachelor’s degree in Economics from Seoul National University.
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Daniel Zhou - Portfolio Manager/Senior Investment Analyst

Daniel Zhou, Portfolio Manager and Senior Investment Analyst, joined Mirae Asset Global Investments (Hong Kong) Limited in 2021. Previously, Mr. Zhou was a Portfolio Manager at BOCI-Prudential Asset Management from 2010 to 2021. Mr. Zhou holds a Bachelor’s Degree in Operations Research & Economics from Columbia University.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Shares of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a national securities exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly-traded securities. There is no minimum investment for purchases made on a national securities exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity and is generally lower if a Fund has significant trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment returns.

Shares of a Fund may be acquired or redeemed directly from the Fund only by Authorized Participants (as defined in the SAI) and only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI.

Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbol listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds are listed on a national securities exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

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Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem the Funds' Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICES PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized capital gains are distributed at least annually. In order to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), dividends may be declared and paid more frequently than annually for a Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

INVESTMENTS BY INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies and unit investment trusts that enter into a fund-of-funds investment agreement with the Trust are permitted to invest in certain Global X Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act, subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act.

TAXES

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund has elected and intends to qualify as a RIC under the Code for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal
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income tax on a Fund’s distributions you receive. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long- term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash or additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions received by individual shareholders of a Fund will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions received by individual shareholders of a Fund will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

Tax Structure of ETFs. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, like the Funds, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas an in-kind redemption mechanism may reduce the effect of a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Funds are actively managed and, therefore, may have greater turnover in their portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if a Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be
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treated by you as received in December) to avoid these excise taxes but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain payments received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan, unless the Shares were purchased with borrowed funds.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has
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failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

Cost Basis Reporting. Federal law requires that shareholders' cost basis, gain/loss, and holding period be reported to the IRS and to shareholders on the Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, accurate cost basis and tax lot information must be maintained for tax reporting purposes. This information is not required for Shares that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares or on capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Fund. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation
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or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund‘s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” pursuant to Rule 2a-5 under the 1940 Act, performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.

PREMIUM/DISCOUNT AND SHARE INFORMATION

Once available, information regarding how often the Shares of each Fund traded on the national securities exchanges at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Fund, the Fund's per share NAV, and the median bid-ask spread of the Shares can be found at www.globalxetfs.com.

TOTAL RETURN INFORMATION

Each Fund had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended November 30, 2022.

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“Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.
Annualized Total Returns
Inception to 11/30/22

	NAV	MARKET
Global X Emerging Markets Bond ETF[1]	-1.37%	-0.73%
Global X China Innovation ETF[2]	-33.92%	-33.33%
1    For the period since inception on 06/01/20 to 11/30/22
2    For the period since inception on 02/22/21 to 11/30/22

Cumulative Total Returns
Inception to 11/30/22

	NAV	MARKET
Global X Emerging Markets Bond ETF[1]	-3.38%	-1.81%
Global X China Innovation ETF[2]	-51.97%	-51.21%
1    For the period since inception on 06/01/20 to 11/30/22
2    For the period since inception on 02/22/21 to 11/30/22

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. serves as the custodian and transfer agent for the Global X China Innovation ETF and The Bank of New York Mellon serves as the custodian and transfer agent for the Global X Emerging Markets Bond ETF.

Stradley Ronon Stevens & Young, LLP serves as counsel for the Trust and the Trust's Independent Trustees.

PricewaterhouseCoopers LLP serves as each Fund’s independent registered public accounting firm.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ Adviser, sub-adviser(s) (as applicable), custodian(s), and transfer agent(s) who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that investors should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract
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between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
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FINANCIAL HIGHLIGHTS

Each Fund had commenced operations and has financial highlights for the fiscal year ended November 30, 2022.

The financial highlights tables are intended to help investors understand each Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Share of each Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. PricewaterhouseCoopers LLP served as the Funds' independent registered public accounting firm for the fiscal years ended November 30, 2020, 2021 and 2022. The Funds' financial statements are available without charge upon request.

FINANCIAL HIGHLIGHTS
                                         Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Emerging Markets Bond ETF
2022	25.73	0.93	(4.02)	(3.09)	(0.91)	(0.31)	(0.01)	(1.23)	21.41	(12.26)	98,476	0.39	4.10	51.59
2021	27.50	0.90	(1.30)	(0.40)	(0.99)	(0.38)	—	(1.37)	25.73	(1.60)	136,391	0.39	3.37	70.51
2020(1)	25.00	0.49	2.47	2.96	(0.46)	—	—	(0.46)	27.50	11.91	68,739	0.39†	3.72†	38.12
Global X China Innovation ETF
2022	19.02	—	(7.01)	(7.01)	—	—	(0.03)	(0.03)	11.98	(36.87)	2,156	0.75	0.03	48.76
2021(2)	25.00	(0.05)	(5.93)	(5.98)	—	—	—	—	19.02	(23.92)	3,804	0.75†	(0.30)†	84.85

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1) The Fund commenced operations on June 1, 2020.
(2) The Fund commenced operations on February 22, 2021.

Amounts designated as “—” are either $0 or have been rounded to $0.
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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in certain of the Funds beyond the limits set forth in section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with such Fund.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca or NASDAQ is satisfied by the fact that the prospectus is available at NYSE Arca or NASDAQ upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at

www.globalxetfs.com

or call 1-888-493-8631

Investment Adviser and Administrator Global X Management Company LLC 605 Third Avenue, 43rd Floor New York, NY 10158
Investment Sub-Adviser - Global X Emerging Markets Bond ETF Mirae Asset Global Investments (USA) LLC 1212 Avenue of the Americas, 10th Floor New York, NY 10036
Investment Sub-Adviser - Global X China Innovation ETF Mirae Asset Global Investments (Hong Kong) Limited Unit 1101, 11/F, Lee Garden Three, 1 Sunning Road, Causeway Bay Hong Kong, Hong Kong
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodians and Transfer Agents The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 2000 K Street N.W., Suite 700 Washington, DC 20006
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103

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A Statement of Additional Information dated April 1, 2023, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-493-8631. Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxetfs.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

April 1, 2023

Investment Company Act File No.: 811-22209

GLX-PS-069-0300

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Statement of Additional Information

Dated April 1, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the following Funds (“Funds”) of Global X Funds® (“Trust”) as such Prospectus may be revised or supplemented from time to time:

Global X Emerging Markets Bond ETF (EMBD)
Global X China Innovation ETF (KEJI)

The Funds' Prospectus is dated April 1, 2023. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, calling 1-888-493-8631 or visiting www.globalxetfs.com. The Global X Emerging Markets Bond ETF is listed on the NYSE Arca Inc. ("NYSE Arca") and the Global X China Innovation ETF is listed on The NASDAQ Stock Market LLC ("NASDAQ"). The NYSE Arca and the NASDAQ are respectively referred to herein as the "Exchange".

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GENERAL DESCRIPTION OF THE TRUST AND FUNDS

As of March 1, 2023, the Trust consisted of 114 portfolios, 102 of which were operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). Each Fund is “non-diversified” and, as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the following Funds:

Global X Emerging Markets Bond ETF
Global X China Innovation ETF

The following Fund changed its name within the past five years:

The Global X China Innovation ETF in 2021 (formerly known as the Global X China Disruption ETF)

The investment objective of the Global X Emerging Markets Bond ETF is to provide a high level of total return consisting of both income and capital appreciation. The investment objective of the Global X China Innovation ETF is to seek to achieve long-term growth of capital. Each Fund’s investment objective may be changed without shareholder approval. Shareholders will be given 60 days prior notice of any change of a Fund’s investment objective. If Global X Management Company LLC, each Fund's investment adviser (“Adviser”) changes the principal investment strategy, the name of the Fund may be changed as well. The Global X Emerging Markets Bond ETF is sub-advised by Mirae Asset Global Investments (USA) LLC ("Mirae Asset USA") and the Global X China Innovation ETF is sub-advised by Mirae Asset Global Investments (Hong Kong) Limited ("Mirae Asset HK").

References to the "Sub-Adviser" in this SAI refer to each of Mirae Asset USA and Mirae Asset HK as applicable, and as referred to in the Funds' Prospectus.

The Funds offer and issue shares at net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in the Fund (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The Global X Emerging Markets Bond ETF is listed on the NYSE Arca Inc. ("NYSE Arca") and the Global X China Innovation ETF is listed on The NASDAQ Stock Market LLC ("NASDAQ"). The NYSE Arca and the NASDAQ are respectively referred to herein as the "Exchange".

Shares of the Funds (“Shares”) trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. The number of Shares per Creation Unit of each Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X Emerging Markets Bond ETF	50,000
Global X China Innovation ETF	10,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the “Purchase and Redemption of Creation Units” section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

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A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that each Fund will continue to meet the listing requirements of the Exchange on which it is listed. The Exchange may, but is not required to, remove the Shares of the Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days or (2) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of Shares of each Fund, the Exchange or a designated "indicative optimized portfolio value" ("IOPV") provider disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Furthermore, the IOPV does not capture certain items, such as tax liability accruals, which may occur for Fund investments in certain foreign jurisdictions. Therefore, each Fund’s IOPV disseminated during the Exchange’s trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Global X Emerging Markets Bond ETF

The Fund is an actively managed exchange traded fund (“ETF”) sub-advised by Mirae Asset USA that seeks to achieve its investment objective by investing in fixed-rate and floating-rate debt instruments issued by sovereign, quasi-sovereign, and corporate entities from emerging market countries (“emerging market debt”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt, either directly or indirectly. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Fund seeks to provide exposure to debt securities across a broad range of emerging market countries. Eligible countries include any country which is classified as an emerging market country for purposes of constructing a major emerging market sovereign bond index or emerging market corporate bond index. The Fund’s concentration in any given country is capped at 20%.

To achieve the Fund’s objective, the Fund’s portfolio managers will generally incorporate macro views consistent with the views of Mirae Asset USA's Investment Committee, as well as fundamental research to evaluate the investment attractiveness to select countries and companies that are believed to offer superior risk-adjusted returns. The portfolio managers may also consider whether anticipated credit improvements or deteriorations in the credit fundamentals of are issuer are fully priced
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in the market, and may generally adjust their investment considerations based on any factors deemed relevant to the Sub-Adviser’s Investment Committee. The Fund may also invest in securities classified either as investment grade or high yield (also known as “junk bonds”). Securities rated investment grade are generally considered to be of higher credit quality and associated with lower risk of default. The Fund may also invest in ETFs that provide exposure to emerging market bonds.

The Fund primarily invests in emerging market debt securities denominated in U.S. dollars; however, the Fund may also invest in emerging market debt securities denominated in applicable local foreign currencies. Mirae Asset USA determines country allocation primarily based on economic indicators, industry structure, terms of trade, political environment and geopolitical issues. In addition, the Sub-Adviser conducts relative valuation analysis on sovereign and corporate issues to tactically identify potential opportunities to enhance the Fund’s risk-adjusted returns.

If Mirae Asset USA deems it advantageous to the Fund’s liquidity profile, the Fund may invest up to 20% of its assets in cash, cash equivalents, U.S. Treasuries or other developed market fixed income instruments. Securities held by the Fund may be sold at any time. Among other reasons, sales may occur when Mirae Asset USA believes the security is overvalued, perceives deterioration in the credit fundamentals of the issuer, or when Mirae Asset USA believes macroeconomic developments may adversely affect the securities in which the Fund invests.

Global X China Innovation ETF

The Fund is an actively managed exchange traded fund (“ETF”) sub-advised by Mirae Asset HK that seeks to achieve its investment objective by investing in exchange-listed companies that are economically tied to China and which are relevant to the Fund’s investment theme of disruptive innovation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in exchange-listed companies that are economically tied to China. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

To achieve the Fund’s objective, the Adviser will provide a list of disruptive themes relevant to the economy in China using its proprietary thematic identification process. The identified themes will serve as the macroeconomic framework for Mirae Asset HK’s portfolio construction process. A disruptive theme is one or many powerful structural changes that are expected to impact meaningful aspects of the economy and/or society. Disruptive themes can result from significant advancements in technology, as well as from changes in demographics, consumer preferences, and/or the physical environment. For example, the growing trend in consumer habits for buying goods and services online has resulted in the transformation of how certain consumer goods companies operate and has contributed to the rapid growth of e-commerce. Mirae Asset HK will then identify exchange-listed companies that are economically tied to China and which are relevant to one or more of the disruptive themes that have been identified by the Adviser. From the identified companies, Mirae Asset HK will then select those companies that it believes have the most potential for capital appreciation, while also accounting for both theme- and company-level diversification in both the selection and weighting process. Under normal market conditions, Mirae Asset HK will seek to limit single stock exposure to 10% and limit the aggregate weight of each theme to 35%. In making these security selection determinations, Mirae Asset HK will apply its proprietary investment process, which combines (1) quantitative screens to assess areas such as financial and business risk, and (2) qualitative screens that focus on characteristics such as management quality and competitive dynamics. Mirae Asset HK may dynamically adjust the criteria used to evaluate companies to help ensure that the Fund can better reflect market developments.

Stock selection is based on fundamental, bottom up analysis. In choosing individual stocks, Mirae Asset HK applies an internally generated process which includes a quantitative and qualitative assessment of factors, including but not limited to, an issuer’s valuation, financial strength, competitive position in the industry, management track record, sustainability of returns, and regulatory and political risks.

The Adviser has identified the following themes, which represent the macroeconomic framework for Mirae Asset HK’s selection process. The types of companies that the Adviser believes are relevant to the given theme are listed and described in further detail below:

Aging Population: Companies that facilitate the demographic trend of longer average life spans and the aging of the global population, including but not limited to companies involved in biotechnology, medical devices, pharmaceuticals, senior living facilities and specialized health care services.

Autonomous & Electric Vehicles: Companies involved in the development of electric vehicles and/or autonomous vehicles, including companies that produce electric vehicles, electric vehicle components and materials, autonomous driving technology, and network connected services for transportation.

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Climate Change: Companies involved in the mitigation of climate change, including those that develop technology or equipment that enable the production of energy from renewable and/or alternative sources, efficient utilization and storage of energy, and reduction of and adaption to negative environmental influences, including water and air pollution, deforestation, rising sea levels, drought, flooding, and other climate-related events.

Cloud Computing: Companies involved in offering computing Software-as-a-Service ("SaaS"), Platform-as-a-Service ("PaaS"), Infrastructure-as-a-Service ("IaaS"), managed server storage space and data center real estate investment trusts ("REITs"), and/or cloud and edge computing infrastructure and hardware.

Cybersecurity: Companies involved in the development and management of security protocols preventing intrusion and attacks to systems, networks, applications, computers, and mobile devices.

E-commerce: Companies involved in operating e-commerce platforms, providing e-commerce software and services, and/or selling goods and services online.

Education: Companies involved in digital learning and educational content/publishing, as well as early childhood education, secondary education, higher education, professional education and enterprise video and chat communication platforms.

FinTech: Companies involved in mobile/digital payments and remittances, peer-to-peer ("P2P") and marketplace lending, online banking, digital and automated investing solutions, insurance technology, financial analytics software and alternative/digital currencies (which are forms of currencies that are only available in digital or electronic form and not in physical form, like cryptocurrency).

5G & the Internet of Things: Companies involved in wearable technology, home automation, connected automotive technology, industrial internet of things devices, remote health devices, digital sensors, wireless chipsets/semiconductors, next generation communication networking infrastructure/software, smart metering, and energy control devices.

Healthcare Innovation: Companies that are furthering the health care sector through technological advancements, including telemedicine, digital health analytics, connected health devices, and administrative digitalization, as well as those leading in the development, production and distribution of innovative drugs and treatments, including those active in the study of genomics and personalized medicine.

Infrastructure Development: Companies involved in construction and engineering, production of infrastructure raw materials, composites and products, industrial transportation, and producers/distributors of heavy construction equipment.

Rising EM Consumers: Companies that offer goods and services primarily to middle class consumers in developing markets. This includes those coming from traditional consumer-oriented sectors like consumer staples and consumer discretionary, as well as business-to-consumer (B2C) companies in health care, financial services, technology, industrials, real estate, and communications services.

Robotics & Artificial Intelligence: Companies involved in the development of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, predictive analytics using big data, and medical robots or robotic instruments.

Social Media: Companies involved in social networking, including photo and video sharing, micro-blogging, online dating, message boards, user review sites, social travel, pinboards, virtual community development, file sharing, and other web-based media applications that facilitate social connectivity.

Video Games & Esports: Companies involved in video game development/publishing, video game and esports content distribution and streaming, operating/owning esports leagues/teams, and producing video game/esports hardware.

In constructing the Fund’s portfolio, Mirae Asset HK selects investments for the Fund that represent its highest-conviction investment ideas within the themes as described above. Mirae Asset HK's highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

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The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by a Fund’s Adviser, distributor and other service providers (including, but not limited to, sub-advisers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate a Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s Shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that such Funds will meet their investment objectives.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises (“GSE”)); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poor’s Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Pursuant to amendments adopted by the SEC in July 2014, money market fund regulations require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as well as permit (or, in certain circumstances, require) money market funds to impose liquidity fees and redemption gates for use in times of market stress. Any impact on the trading and value of money market instruments as a result of these money market fund regulations may negatively affect a Fund’s yield and return potential.

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Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, AND CURRENCY SWAPS. Each Fund may invest up to 20% of its total assets in swap contracts.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional" amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to a Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of the Funds and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Funds and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not
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involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that such Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO") or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with a Fund's position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund's assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

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Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency, provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

A Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries, and capital gains on securities of certain foreign countries may be subject to taxation. To the extent such taxes
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are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain un-invested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America, and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the securities markets of more developed countries. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging market countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of such Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
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Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy.

A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events, the United States and the Economic and Monetary Union of the European Union, along with the regulatory bodies of a number of countries, including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions and renewed existing economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes, and prohibition of all business, against certain Russian individuals and Russian corporate entities. Sanctions announced in February and March 2022 include measures against the Russian financial sector and restrictions on business in the Donetsk and Luhansk regions of Ukraine. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations.
For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of a Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

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Investments in Chinese A-Shares may pose additional risks relative to the risks of investing in emerging markets securities generally. A-Shares are issued by companies incorporated in mainland China and are traded in Renminbi (“RMB”) on the Shanghai Stock Exchange and Shenzhen Stock Exchange. Historically, direct participation in the A-Shares market has been limited to mainland Chinese investors. Foreign investors have been able to invest in the mainland Chinese securities markets through certain market-access programs. Among other programs, foreign investors may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect Programs”), which launched in 2014 and 2016, respectively. These Stock Connect Programs are novel, and Chinese regulators may alter or eliminate these programs at any time. The Stock Connect Programs are securities trading and clearing programs between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. The Stock Connect Programs are designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through the Stock Connect Programs is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. Accordingly, direct investments in A-Shares will be limited by the Daily Quota that limits total purchases through the Stock Connect Programs. The Daily Quota is utilized by all non-mainland Chinese investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the investors would be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs on a timely basis, which could affect the Funds’ ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are still relatively untested in mainland China, which could pose risks to a Fund. Moreover, A-Shares purchased through a Stock Connect Program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect Program in accordance with applicable rules. A primary feature of the Stock Connect Programs is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. mainland China). Therefore, a Fund’s investments in A-Shares via the Stock Connect Programs are subject to Chinese securities regulations and listing rules, among other restrictions. While A-Shares must be designated as eligible to be traded under a Stock Connect Program (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through the applicable Stock Connect Program. In addition, the Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the SEHK is not. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under the Stock Connect Programs under certain circumstances. Where such a suspension of trading is effected, a Fund’s ability to access A-Shares through the Stock Connect Programs will be adversely affected.
A Fund’s investments in A-Shares through a Stock Connect Program are held by its custodian in accounts in the Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a Fund under Chinese law is also uncertain, and there is a possibility that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund in the event of a credit event with respect to HKSCC, the Fund’s custodian, or other market participants.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

Other market access programs, each of which may present different risks, may also be used to provide non-Chinese investors with exposure to A-Shares. To the extent that the Funds do not utilize such other market access programs, any disruptions to a Stock Connect Program would be more likely to impact the Funds’ ability to access exposure to A-Shares.
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DERIVATIVES. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds’ use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds’ investment in such derivatives is limited through a value-at risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust, and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. A Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. A Fund will not use futures or options for speculative purposes. In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. Each Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund manage currency exposures.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission ("CFTC"), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

A Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the
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futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Fund is subject to the Adviser's or the Sub-Adviser's ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. Each Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

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Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC REGULATION. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA"), and the Adviser has claimed an exemption from registration as a commodity trading advisor ("CTA") under the CEA. Therefore, each Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A "de minimis" amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of a Fund's net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of a Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Funds and the Adviser currently are engaged only in a de minimis amount of such transactions, and therefore, neither the Funds nor the Adviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Funds or the Adviser will continue to qualify under the applicable exclusion or exemption, as each Fund's investments may change over time. If a Fund or the Adviser is subject to CFTC registration, it may incur additional costs or be subject to additional regulatory requirements.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The value of a Fund's holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund's portfolio holdings.

Past instability during the 2008-2009 financial downturn led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). The Funds comply with Rule 22e-4 under the 1940 Act in managing illiquid investments. A Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act, as well as securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Subject to applicable statutory and regulatory limitations described below, each Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other exchange-traded funds (“ETFs”). An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To
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the extent a Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Funds. In addition, the Funds could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Funds’ ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Funds’ flexibility with respect to making investments in those unaffiliated investment companies.

Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Funds.

POOLED INVESTMENT VEHICLES. The Funds may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Funds will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.  In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.

STRUCTURED PRODUCTS. The Funds may invest in structured products, including exchange traded notes ("ETNs") and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

LEVERAGE. Under the 1940 Act, a Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short-term or emergency purposes. Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Funds may incur additional expenses in connection with borrowings.

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MLP RISK. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP's general partner. An MLP is controlled by its general partner, which generally has conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP's. A Fund investing in MLPs will derive the cash flow associated from that investment from investments in equity securities of MLPs. The amount of cash that each Fund investing in MLPs will have available to pay or distribute to shareholders depends entirely on the ability of the MLPs that each such Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Funds investing in MLPs nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The benefit derived from an investment in an MLP is also dependent on the MLP being treated as a partnership for federal income tax purposes, which generally do not pay U.S. federal income tax at the partnership level, subject to the application of the partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP that previously elected to be taxed as a partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent that any of the MLPs to which a Fund has exposure are treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment and lower the Fund’s income. A Fund may also invest in MLPs that elect to be taxed as corporations, which taxes would have the effect of reducing the amount of cash available for distribution by the MLP.

Certain MLPs depend upon their parent or sponsor entities for a majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as a Fund, would be adversely affected.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP's market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

NEW FUND RISKS. The Funds are new funds, with limited operating history, which may result in additional risks for investors in the Funds. There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its net assets (minus any percent of the Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options that the Adviser believes will help the Fund to achieve its investment objective. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the
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market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

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There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the applicable Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

WARRANTS. To the extent consistent with its investment policies, a Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the applicable Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related
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security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CORPORATE DEBT SECURITIES. A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody's. Securities rated BBB by S&P® are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as "junk bonds."

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

U.S. GOVERNMENT SECURITIES. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation
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margin, as "cover" for the investment techniques it employs, as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac®") and the Federal National Mortgage Association ("Fannie Mae®") may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration ("FHFA") acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association ("Sallie Mae®").

RECENT MARKET CONDITIONS. Although each Fund seeks to achieve its investment objective, the performance of each Fund is subject to general market conditions.

U.S. recession risk has increased as the Federal Reserve (Fed) increased interest rates at the fastest trajectory on record in an attempt to bring inflation back to target levels. The tight labor market has helped the U.S. consumer remain resilient through this inflationary period. However, the personal savings rate has decreased to its lowest level since 2005. The feedback loop between employment and consumption remains a focus for tracking recession risk. While job layoffs have increased in tech related fields, the overall labor market has remained tight. But operating efficiency is likely to become a focus as consumers push back on price increases.

Currency markets reflect expected interest rate and economic growth differentials. While the language of the Fed remains hawkish, their shift to a slower rate raising trajectory as they approach their terminal rate changed the dynamics for the U.S. dollar and for international equity markets. This was compounded by economic growth concerns in both Europe and China moving away from peak pessimism, with Europe entering the winter with sufficient energy storage and China’s shift away from its zero-COVID policy.

The war between Russia and Ukraine contributed to elevated energy prices in 2022. Sanctions against the Russian energy industry in response to the war has reshaped global energy supply agreements. While Europe successfully shifted its energy supply agreements to restock their energy storage before the winter, energy remains a key risk factor to European economic growth and inflation pressures. Escalations or signs of moving towards negotiations could lead to near term energy price volatility. Additionally, the potential for improved Chinese economic growth is a key consideration for energy prices and other economic growth focused commodities. China’s shift away from its zero-COVID policy, its real estate rescue plan, and expectations of more easing of financial conditions could help restore confidence and stability, helping to improve Chinese economic growth during 2023. However, Chinese economic growth remains uncertain and the impact of higher COVID cases remains a risk factor.

It is impossible to predict the effects of these or similar events in the future on the Funds, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

PORTFOLIO TURNOVER

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For the fiscal years ended November 30, 2021 and 2022, the portfolio turnover rate for each Fund is set forth below:

	2021	2022
Global X Emerging Markets Bond ETF	70.51%	51.59%
Global X China Innovation ETF	84.85%	48.76%

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares, which is defined by the 1940 Act as: (i) more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Funds:

1.May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

7.May not “concentrate” its investments in a particular industry or group of industries: except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by the
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Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In addition, if a Fund's holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund's investments, the Fund will act in accordance with Rule 22e-4 under the 1940 Act and will take action to reduce its holdings of illiquid securities within a reasonable time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Any investment restriction which involves a maximum percentage (other than the restriction set forth above in investment restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in investment restriction No. 2, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer’s securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities).

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting
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transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) a Fund as it is launched or thereafter, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of the Fund, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed each Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the
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shares. There is a risk that the Selling Shareholder may redeem its investments in a Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on a Fund.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interests of the Funds' shareholders. The policy is designed to: (i) protect the confidentiality of the Funds' non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Funds' portfolio holdings, or information derived from the Funds' portfolio holdings, may, in the Adviser's discretion, be made available to third parties if (i) such disclosure has been included in a Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Website; (ii) such disclosure is determined by the Chief Compliance Officer ("CCO") to be in the best interests of Fund shareholders and consistent with applicable law, (iii) such disclosure is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day, portfolio holdings information will be provided to each Fund's transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Funds in the secondary market. Information with respect to each Fund's portfolio holdings is also disseminated daily on the Fund's Website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund's anticipated holdings on the following business day. "Authorized Participants" are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of Shares (known as Creation Units) pursuant to legal requirements. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of a Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, including the Sub-Advisers, the Funds' independent registered public accounting firm, the Distributor, administrator and custodian, the Funds' legal counsel, the Funds' financial printer and the Funds' proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of a Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-PORT filings on the SEC's Website at sec.gov. In addition, the Funds' Forms N-CSR and N-PORT filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Website or the operation of the public reference room.

Under the policy on disclosure of portfolio holdings, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

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The business and affairs of the Trust are overseen by the Board of Trustees ("Board"). Subject to the provisions of the Trust's Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust's officers. The focus of the Board's oversight of the business and affairs of the Trust (each Fund, and the Trust's other series) is to protect the interests of the shareholders in the Funds.

The Board appoints and oversees the Trust's officers and service providers. The Adviser is responsible for the day-to-day management and operations of the Trust and each of the Funds, based on each Fund's investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust's service providers (including, in particular, the Adviser) and the Trust's CCO. The Board is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Charles A. Baker, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Luis Berruga is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. Berruga is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board's effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an "expert" within the meaning of the federal securities laws and (ii) the Board is not responsible for the day to day operations of the Trust and the Funds.

The Board of Trustees met five (5) times during the fiscal period ended November 30, 2022. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of March 1, 2023, each of the Trustees oversaw 114 funds (102 of which were operational). The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158.

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Independent Trustees

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	114 (102 of which are operational)	Trustee of OSI ETF Trust (2016-2022)
Susan M. Ciccarone (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer)	114 (102 of which are operational)
Director of E78 Partners (since 2022); Director of ProSight Global, Inc. (since 2021); Director of Casa Holdco LP, parent of Celink (since 2018); Chairman, Payment Alliance International, Inc. (2019-2021)

Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015)	114 (102 of which are operational)	Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee of Clough Global Opportunities Fund (since 2017)

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Interested Trustee/Officers

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Luis Berruga (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 02/2014) and Chief Operating Officer (09/2015 - 07/2018)	114 (102 of which are operational)	None
John Belanger (1982)	Chief Operating Officer and Chief Financial Officer (since 12/2020)	Chief Operating Officer and Head of Portfolio Management & Portfolio Administration, GXMC (since 12/2020); Portfolio Manager (12/2020-04/2022); Secretary of the Trust (03/2020-09/2020); Head of Product Management, GXMC (since 01/2020); Consultant to GXMC (09/2018-12/2019); Chief Operating Officer, Rex Shares, LLC (2014-2018)	n/a	n/a
Susan Lively (1981)	Secretary (since 09/2020)	General Counsel, GXMC (since 09/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020)	n/a	n/a
Eric Griffith[1] (1969)	Assistant Secretary (since 02/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018)	n/a	n/a
Joe Costello (1974)	Chief Compliance Officer (since 09/2016)	Chief Compliance Officer, GXMC (since 09/2016)	n/a	n/a
Ronnie Riven (1984)	Treasurer and Principal Accounting Officer (since 12/2020)	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018-12/2021); Director of Accounting and Finance at Barclays Center (2016-2018)	n/a	n/a
Eric Olsen[1] (1970)	Assistant Treasurer (since 05/2021)	Director of Accounting, SEI Investment Manager Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021)	n/a	n/a

1 These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he or she was selected to serve as a Trustee.
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Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including previously serving as Managing Director of NYSE Euronext. Additionally, Mr. Baker has experience serving as an independent director for an ETF trust.

Luis Berruga: Mr. Berruga has extensive knowledge of and experience in the financial services industry, including serving as President and Chief Operating Officer of the Adviser. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Susan M. Ciccarone: Ms. Ciccarone has extensive knowledge of and experience in the financial services and investment management industries. She is currently a partner of Further Global Capital Management, a private equity firm, and previously served as Chief Operating and Chief Financial Officer of an adviser to ETFs. Ms. Ciccarone received her MBA from the Wharton School of the University of Pennsylvania.

Clifford J. Weber: Mr. Weber has experience previously serving as a senior executive of stock exchanges with responsibilities including ETF and exchange-traded product issues, experience with the structure and operations of ETFs, experience with secondary market transactions involving ETFs, and experience serving as a mutual fund independent director.

RISK MANAGEMENT OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of the business and affairs of the Trust and the Funds, the Board oversees the Adviser's day-to-day management of the risks to which the Trust and the Funds are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Funds; (ii) implementing of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Funds by relying on the Trust's compliance policies and procedures (i.e., the Trust's compliance program) as well as the compliance programs of the Trust's various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust's sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and the Trust's other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Funds are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Funds' investments with various regulatory and other requirements.

Because the day-to-day operations of the Funds are carried out by the Adviser, the risk exposure of the Trust and the Funds are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Funds directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on by the Board members. In large part, the Board oversees the Adviser's management of the Trust's risk management structure through the Board's review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust's CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust's service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust's compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust's compliance program. In connection with the CCO's annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust's compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds' investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Funds. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Funds' internal controls and financial reporting from the Trust's independent registered public accounting firm.

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The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Funds, their management and service providers. Although the risk management process, policies and procedures of the Funds, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve each Fund's investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust's financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended November 30, 2022, the Audit Committee held three (3) meetings.

NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board's adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust's operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders' nominees. During the fiscal period ended November 30, 2022, the Nominating and Governance Committee held two (2) meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust's knowledge, as of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the Shares of each Fund.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in a Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2022.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles A. Baker	None	None	$10,001-$50,000

Susan M. Ciccarone	None	None	None

Clifford J. Weber	None	None	None

Interested Trustee
Luis Berruga	Global X Emerging Markets Bond ETF	$10,001-$50,000	over $100,000

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2022, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.
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Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Charles A. Baker	None	None	None	None	None
Susan M. Ciccarone	None	None	None	None	None
Clifford J. Weber	None	None	None	None	None
No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•the Funds;

•an officer of the Trust;

•an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, the Sub-Adviser or principal underwriter of the Funds;

•an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser, the Sub-Adviser or principal underwriter of the Funds;

•the Adviser, the Sub-Adviser or principal underwriter of the Funds;

•an officer of the Adviser, the Sub-Adviser or principal underwriter of the Funds;

•a person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or principal underwriter of the Funds; or

•an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or principal underwriter of the Funds.

 TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund's expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust's officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee for the fiscal year ended November 30, 2022, unless otherwise indicated.

Name of Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust*
Charles A. Baker	$3,821	$0	$182,500
Susan M. Ciccarone	$3,821	$0	$182,500
Clifford J. Weber	$3,821	$0	$182,500

* Information is as of December 31, 2022.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in
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deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISERS

The Adviser, Global X Management Company LLC, serves as investment manager to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 605 Third Avenue, 43rd Floor, New York, New York 10158. The Adviser was organized in Delaware on March 28, 2008 as a limited liability company. On July 2, 2018, the Adviser consummated a transaction pursuant to which the Adviser became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”).  In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.

The Adviser has entered into (i) a sub-advisory agreement with Mirae Asset Global Investments (USA) LLC on behalf of the Global X Emerging Markets Debt ETF; and (ii) a sub-advisory agreement with Mirae Asset Global Investments (Hong Kong) Limited, on behalf of the Global X China Innovation ETF, each an affiliate of the Adviser, under which the Adviser pays each Sub-Adviser for the management and operational services the Sub-Adviser provides to the Fund. Each Sub-Adviser, subject to the supervision and oversight of the Trust’s Board of Trustees and the Adviser, is responsible for the management of the Fund, and has discretion to buy or sell securities in accordance with the Fund’s investment objective. The Adviser may from time to time share certain of its profits with, or allocate other resources to, a Sub-Adviser. Any such payments by the Adviser to a Sub-Adviser will be from the Adviser’s own resources.

Mirae Asset Global Investments (USA) LLC, a registered investment adviser, was founded in 2008 and managed approximately $4.71 billion in assets as of March 1, 2023. Mirae Asset Global Investments (USA) LLC is an independently operated subsidiary of Mirae Asset Global Investments Co. LTD, and is located at 1212 Avenue of the Americas, 10th Floor, New York, New York 10036.

Mirae Asset Global Investments (Hong Kong) Limited, a registered investment adviser, was founded in December 2003 and managed approximately $6.762 billion in assets as of March 1, 2023. Mirae Asset Global Investments (Hong Kong) Limited is an independently operated subsidiary of Mirae Asset Global Investments Co. LTD, and is located at Unit 1101, 11/F, Lee Garden Three, 1 Sunning Road, Causeway Bay, Hong Kong, Hong Kong.

The Adviser pays each Sub-Adviser a fee (“Sub-Adviser Management Fee”) in return for providing management and operation services to the respective Fund. The Adviser will pay a monthly Sub-Adviser Management Fee to each Sub-Adviser at the rate set forth below:

Fund	Sub-Adviser Management Fee
Global X Emerging Markets Bond ETF	0.14% on assets for any day that total assets are greater than or equal to $50 million; and 0.00% on assets for any day that total assets are less than $50 million
Global X China Innovation ETF	0.32%

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of each Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund's service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by each Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Funds.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolios of the Funds. The ability of the Adviser to successfully implement a Fund's investment strategies will influence such Fund’s performance significantly. The Adviser has delegated such authority to each Sub-Adviser pursuant to a sub-advisory agreement with each Sub-Adviser.
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The Fund pays the Adviser a fee (“Management Fee”) for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. The Fund will pay a monthly Management Fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each Fund’s respective average daily net assets).

Fund	Management Fee
Global X Emerging Markets Bond ETF	0.39%
Global X China Innovation ETF	0.75%

Each Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Certain funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds also may invest. The Adviser and the Sub-Advisers do not use inside information in making investment decisions on behalf of the Fund.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement for a Fund remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of a Fund's shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to each Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fees paid by each Fund to the Adviser and the aggregated amount of Management Fees reimbursed or waived by the Adviser for the fiscal years ended November 30, 2020, 2021 and 2022 are set forth in the chart below.

	Management Fees Paid for the Fiscal Year Ended			Reimbursements or Waivers for the Fiscal Year Ended
Fund	November 30, 2020	November 30, 2021	November 30, 2022	November 30, 2020	November 30, 2021	November 30, 2022	Date of Commencement of Investment Operations
Global X Emerging Markets Bond ETF	115,521	421,953	446,310	—	—	—	06/01/2020
Global X China Innovation ETF	N/A	22,882	20,028	N/A	—	—	02/22/2021

PORTFOLIO MANAGERS

Global X Emerging Markets Bond ETF

Joon Hyuk Heo

Joon Hyuk Heo currently serves as head of the Global Fixed Income Investment Team at Mirae Asset Global Investments (USA) LLC. He is responsible for the investment management of the Mirae Asset Global Investment Group’s (the “Group”) global fixed income strategies and supervises the investment and research analysis activities of the global fixed income investment team in the USA. Joon Hyuk first joined the Group in 1999 as a macro analyst and portfolio manager for Mirae
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Asset Global Investments Co., Ltd., managing fixed income strategies investing in Korea. From 2006, he started to cover global fixed income strategies, and was later promoted to lead portfolio manager of the Group’s global fixed income funds in 2008, including the flagship Global Dynamic fixed income strategy. Joon Hyuk holds a B.A. in Economics from Seoul National University and is a CFA charterholder.

Ethan Yoon

As a portfolio manager of emerging markets corporate debt at Mirae Asset Global Investments (USA) LLC, Ethan Yoon is responsible for the investment management of the Group’s emerging markets corporate strategies and supervises the investment and research analysis activities of emerging market corporate debt in the USA. Ethan first joined the Group in 2010 as a credit analyst for Mirae Asset Global Investments Co., Ltd., covering the global financial sector. He became a portfolio manager and senior credit analyst for emerging markets corporate debt in 2014. Previously, Ethan worked as an equity research analyst at Lusight Research in Toronto responsible for analyzing global emerging markets financial sector for four years. Prior to that, he worked at CIBC and its affiliates at various investment-related roles. Ethan holds a B.S. in Human Biology and Economics from the University of Toronto, and he is a CFA charterholder and a CMA (Certified Management Accountant).

Global X China Innovation ETF

Phil S. Lee - Head of Asia Pacific Research

Mr. Lee has been with Mirae Asset Global Investments (Hong Kong) Limited since 2007 and became a member of the Hong Kong-based Asia Pacific Research Team in 2010; initially as Deputy Head of the Team, while also covering the Asia Pacific financials and consumer discretionary sector. He has been overseeing the Asia Pacific Research Team since 2014. Mr. Lee earned his Bachelor’s degree in Economics from Seoul National University.

Daniel Zhou - Portfolio Manager/Senior Investment Analyst

Daniel Zhou, Portfolio Manager and Senior Investment Analyst, joined Mirae Asset Global Investments (Hong Kong) Limited in 2021. Previously, Mr. Zhou was a Portfolio Manager at BOCI-Prudential Asset Management from 2010 to 2021. Mr. Zhou holds a Bachelor’s Degree in Operations Research & Economics from Columbia University.

Portfolio Manager’s Compensation

The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Each portfolio manager receives a fixed base salary that takes into account the portfolio’s manager’s experience and responsibilities.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. Bonuses are based on a number of factors, including the profitability of the Mirae Asset Global Investments Group (which includes the Sub-Adviser), the employee’s contributions to the firm, such as the performance of accounts managed by the employee, leadership position within the firm and participation in the firm marketing efforts and other activities. Market conditions and performance relative to the benchmark or peer group of the Fund or other account may also be considered

Other Accounts Managed by Portfolio Managers

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund‘s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute the Fund's trades. The Adviser has structured a portfolio manager’s compensation in a manner, and the Funds, the Adviser and the Sub-Adviser have adopted
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policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.

The Portfolio Managers were responsible for the management of the following accounts as of November 30, 2022, unless otherwise stated:

	Other Accounts Managed[1]			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Global X Emerging Markets Bond ETF
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joon Hyuk Heo	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	7	$1,649,792,365	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Ethan Yoon	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	5	$1,635,044,864	0	$0.00
	Other accounts	0	$0.00	0	$0.00
Global X China Innovation ETF
Phil S. Lee	Registered investment companies	2	$34,976,586	0	$0.00
	Other pooled investment vehicles	34	$1,861,435,261	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Daniel Zhou*	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	8	$372,329,410	0	$0.00
	Other accounts	0	$0.00	0	$0.00
1Information is provided as of January 25, 2023. If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

*Mr. Zhou has acted as a Portfolio Manager of the Global X China Innovation ETF and the other accounts shown in the table above as of February 1, 2023.

Although the funds in the Trust that are managed by the respective portfolio managers may have different investment strategies than other accounts or funds managed by them, each Sub-Adviser does not believe that management of the various accounts presents a material conflict of interest for the portfolio managers or the respective Sub-Adviser.

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in each Fund as of November 30, 2022, unless otherwise stated:
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Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Joon Hyuk Heo	Global X Emerging Markets Bond ETF	None
Ethan Yoon	Global X Emerging Markets Bond ETF	None
Phil S. Lee	Global X China Innovation ETF	$1-$10,000
Daniel Zhou	Global X China Innovation ETF	None

BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Sub-Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In effecting such transactions, the Sub-Adviser seeks to obtain best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities. The Sub-Adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Although the Sub-Adviser generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available for any particular transaction.

In selecting brokers or dealers to execute portfolio transactions, the Sub-Adviser considers factors it deems relevant in the context of a particular trade. For Mirae Asset Global Investments (USA) LLC, these factors may include, but are not limited to, (i) price, including commissions; (ii) the size of the transaction mainly in the form of availability of inventory; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii) clearance, settlement, custody, recordkeeping and other services provided by such broker. For Mirae Asset Global Investments (Hong Kong) Limited, these factors may include, but are not limited to, (i) price, including commissions; (ii) risks taken in positioning a block of securities; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii) clearance, settlement, custody, recordkeeping and other services provided by such broker.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to pay higher commissions to a broker-dealer that provides certain research and brokerage services to such investment adviser in connection with the investment decision-making process. Brokerage and research services include, but are not limited to, (i) furnishing advice on portfolio strategy; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). The Fund’s Sub-Adviser may use such commissions or “soft dollars” to obtain certain research and brokerage services from one or more broker-dealers, which potentially could cause such Fund to pay a higher commission than other brokers would charge, but only if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the services provided. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Sub-Adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each such broker-dealer.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In such circumstances, the broker may be a member of the selling group that will, in addition to selling securities, provide the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. These arrangements may not fall within the safe harbor of Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, a Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

Each Fund is prohibited from engaging in certain transactions involving brokers who are affiliated with the Fund absent an exemptive order under the 1940 Act. Without such an order, a Fund is prohibited from engaging in portfolio transactions with an affiliated broker acting as principal. In addition, a Fund is subject to limitations on purchasing
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securities in offerings in which an affiliated broker participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

A Fund may execute brokerage transactions with affiliated brokers. Payments of commissions to affiliated brokers will be made in accordance with Rule 17e-1 under the 1940 Act. The Trust has adopted procedures pursuant to which the Sub-Adviser may direct orders to its affiliates to effect securities transactions on behalf of a Fund pursuant to Rule 17e-1 of the 1940 Act only if:
(1) the commission, fee, or other remuneration received or to be received by the affiliated broker shall be reasonable and fair compared to the commission, fee, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time;

(2) the Board, including a majority of the Independent Trustees, shall make and approve any changes to these procedures as they deem necessary and determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures; and

(3) each Sub-Adviser promptly after the close of each quarter shall cause to be compiled a report of all commissions paid to any affiliated broker, including the terms of the transactions, during the preceding quarter. These reports shall be presented quarterly for review by the Board and, if required, for such action as the Board, including a majority of the Independent Trustees of the Trust shall deem best advised. Notwithstanding (1) above, the fees, commissions or other remuneration paid by a Fund shall not exceed: (a) 2% of the sales price of the securities if the sale is effected in connection with a secondary distribution of such securities; or (b) 1% of the purchase or sale price of such securities if the sale is otherwise effected, unless the SEC shall by rule, regulation or order permit a larger commission.

Trade Allocation

Securities considered for investment by a Fund may also be appropriate for other investment accounts or clients managed by each Fund’s Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Fund’s Sub-Adviser will allocate the security transactions (including “new” issues) in a manner to ensure that no account or client is treated unfairly in relation to any other account or client. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. Allocations of securities will be made first by determining the clients and accounts for which a particular security is appropriate. If the security is appropriate for more than one client or account, an allocation among such clients and accounts will be made on a pro rata basis. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. In certain cases, these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund. It is also possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

Commissions Paid

Each Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Each Sub-Adviser effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of these investment policies, a Fund may engage in a substantial number of portfolio transactions. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in each Sub-Adviser’s investment outlook.

The aggregate brokerage commissions paid by each Fund during the fiscal periods ended November 30, 2021 and 2022 are set forth in the chart below.

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	Brokerage Commission Paid for the Fiscal Period Ended	Brokerage Commission Paid for the Fiscal Period Ended
Fund	November 30, 2021	November 30, 2022	Date of Commencement of Investment Operations
Global X Emerging Markets Bond ETF	$1,978	$306	06/01/2020
Global X China Innovation ETF	$10,243	$2,694	02/22/2021

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Sub-Adviser, subject to the Board of Trustees’ oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with each Fund‘s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. Each Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) attached hereto as Appendix B.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services ("SEIGFS"), located at One Freedom Valley Drive, Oaks, PA 19456, serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. ("SIDCO"), with principal offices at One Freedom Valley Drive, Oaks, PA 19456, serves as the Funds' underwriter and distributor of Creation Units. The distributor has no obligation to sell any specific quantity of Shares of the Funds. SIDCO bears the following costs and expenses relating to the distribution of Shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO's reckless disregard of its duties and obligations under the Distribution Agreement. SIDCO, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to SIDCO or to otherwise promote the sale of shares.

CUSTODIANS AND TRANSFER AGENTS

Brown Brothers Harriman & Co. is the custodian and transfer agent for the Global X China Innovation ETF. The Bank of New York Mellon serves as custodian and transfer agent for the Global X Emerging Markets Bond ETF.

Brown Brothers Harriman & Co. ("BBH"), located at 50 Post Office Square, Boston, MA 02110, serves as custodian of the Global X China Innovation ETF's assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of the Global X China
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Innovation ETF's portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Global X China Innovation ETF concerning its operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As transfer agent, BBH has agreed to (1) issue and redeem Shares of the Global X China Innovation ETF, (2) make dividend and other distributions to shareholders of the Global X China Innovation ETF, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Global X China Innovation ETF. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, is the custodian of the Trust’s portfolio securities and cash on behalf of the Global X Emerging Markets Bond ETF. BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Global X Emerging Markets Bond ETF.

BNY Mellon also serves as the Trust’s transfer agent on behalf of the Global X Emerging Markets Bond ETF for which it acts as custodian. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to the Global X Emerging Markets Bond ETF: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Global X Emerging Markets Bond ETF, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust ("Declaration") permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Board of Trustees or the Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each Share of each Fund represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem Shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of such Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of Shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing Shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund's Shares, a holder of Shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect
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to the Funds normally are allocated in proportion to the NAV of the respective Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional shares held. The funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by vote of a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by vote of a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
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The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the "Shareholder Information" section in the Prospectus. The Depository Trust Company ("DTC") acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation ("DTCC"), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

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Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

TRANSACTIONS IN CREATION UNITS

Each Fund may issue or redeem Creation Units in return for a “custom basket” or a “standard basket” of cash and/or securities that the Fund specifies any Business Day (defined below). A custom basket is defined as either (i) a basket that is composed of a nonrepresentative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. A standard basket is a basket of securities, assets or other positions that is generally representative of the Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units.

All standard and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) a specification of the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters.

CREATION UNIT AGGREGATIONS

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the
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number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of Shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s portfolio and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a cash in lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant
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may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase Shares of a Fund. With respect to a Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or cash in lieu amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time (as described below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund including instances in which: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the
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Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date). However, as discussed in this SAI, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds related to “foreign investments” (i.e., any security, asset or other position of the Fund issued by a foreign issuer that is traded on a trading market outside of the United States) in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by each Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. In the case of cash creations or where a Fund permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. As a result, in order to seek to replicate the in-kind creation order process, the Funds expect to purchase, in the secondary market or to otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at the which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Authorized Participants are also responsible for the costs of transferring the Deposit Securities
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to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. The following table sets forth each Fund’s standard creation transaction fees. The fees may be waived for a Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases
Global X Emerging Markets Bond ETF	$500
Global X China Innovation ETF	$900

REDEMPTION OF CREATION UNITS

Shares of a Fund may be redeemed only in Creation Units at its NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X Emerging Markets Bond ETF	$500	2%
Global X China Innovation ETF	$900	2%

*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized
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Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of Funds based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, settlement will occur as soon as practicable, but in any event no longer than fifteen days after the tender of Shares is received in proper form.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of Shares being redeemed through the book-entry system of DTC so as to be effective by the relevant Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the relevant Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, all as permitted by the 1940 Act. Each Fund further reserves the right to settle redemption transactions and deliver redemption proceeds related to foreign investments in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays, subject to a maximum of 15 days as permitted by rule. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash (i.e., U.S. dollars or non U.S. currency), and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash
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that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances involving foreign investments in which payment may be delayed in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. In such instances, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds as soon as practicable, but in no event later than 15 days after the tender of shares for redemption.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s custodian, and that the fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of the Fund may trade on the relevant Exchange on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under
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U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to Shares of a Fund, persons who borrow in order to acquire Shares, and certain foreign taxpayers). Furthermore, this discussion does not reflect possible application of the alternative minimum tax ("AMT"). Unless otherwise noted, this discussion assumes Shares of each Fund are held by U.S. shareholders and that such Shares are held as capital assets. No representation is made as to the tax consequences of the operation of any Fund.

U.S. SHAREHOLDER

A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A "Non-U.S. shareholder" is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Shares.

FUND TAXATION

Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1, of the Code. As a RIC, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a RIC.

In addition to satisfaction of the Distribution Requirement, a Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). A "qualified publicly traded partnership" ("QPTP") is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)". However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is as described above.

Also, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including securities of a QPTP of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S.
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government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more QPTPs (the "Asset Diversification Requirement"). Each Fund intends to comply with these requirements.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is "de minimis," meaning that the failure does not exceed the lesser of 1% of the RIC's assets, or $10 million.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, a Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. Actively managed funds, like the Funds, tend to have higher portfolio turnovers than funds that track an index.

A RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses.

DISTRIBUTIONS

Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid
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in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income except as described below for qualified dividends.

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

FOREIGN TAXES

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes and more than 50% of the value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. The Funds expect to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by a Fund; (b) will treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per Share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF FUND DISTRIBUTIONS

Distributions. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income except as described below for qualified dividends.

Return of Capital. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his Shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Extraordinary Dividends. If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this
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purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

Qualified REIT Dividends and Income from QPTPs. Under the 2017 Tax Cuts and Jobs Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of "qualified REIT dividends". A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided Fund shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend). The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. The IRS continues to study whether conduit treatment of income from QPTPs (income from MLPs) for purposes of the 20% deduction by noncorporate taxpayers is appropriate in the context of publicly traded partnerships.

Corporate Dividends-Received Deduction. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Medicare Tax. Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools ("TMPs") or other investments may cause a Fund to designate some or all of its distributions as "excess inclusion income." Such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for Fund shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI, cause a charitable remainder trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies, are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income
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recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) a Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code ("Section 1256 Contracts"). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund's book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between a Fund's book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
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Commodities. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Requirement. Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s positions. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company). Accordingly, a Fund may decide to invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. A Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in a Fund's taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See "Higher-Risk Securities."

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund
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may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the passthrough of foreign tax credits to shareholders.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the regulated investment company that recognizes "excess inclusion income," then the RIC will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders, at the corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Passive Foreign Investment Companies. A passive foreign investment company ("PFIC") is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons. Equity investments by a Fund in certain PFICs could
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potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by such Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Requirement, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

SALES OF SHARES
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Sales, exchanges and redemptions (including redemptions in-kind) of Fund Shares are taxable transactions for federal and state income tax purposes. A redemption of Shares by a Fund will be treated as a sale. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less assuming that such Creation Units are held as a capital asset.

The Fund generally expects to redeem a significant portion of Creation Units for cash and, therefore, may recognize more capital gains than if it redeemed Creation Units in-kind.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares.

COST BASIS REPORTING

Federal law requires that mutual fund companies or intermediaries report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund or intermediaries (broker) will choose or has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the broker will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A broker’s standing tax lot identification method is the method covered Shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the standing method and will be able to do so at the time of your purchase or upon the sale of covered Shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances. Shareholders will be notified as to which default tax lot identification method their broker will use.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A broker is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted
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legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BACKUP WITHHOLDING

Withholding is required on dividends and gross sales proceeds paid to any shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). When withholding is required, the amount will be 24% of any distributions or proceeds paid.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, capital gain dividends reported shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. Generally, dividends reported to shareholders as interest-related dividends paid from the Fund’s qualified net interest income from U.S. sources and short-term capital gain dividends reported to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

For foreign shareholders of a Fund, a distribution attributable to such Fund's sale of a REIT or other U.S. real property holding company will be treated as real property gain subject to withholding tax at the corporate income tax rate if 50% or more of the value of such Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions. Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S.
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department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective shareholder’s own situation, including investments through an intermediary.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the Exchange (normally 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A market valuation generally means a valuation (i) obtained from an exchange, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. SEIGFS may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser.

Each Fund will publish the following information on the Fund’s website for each portfolio holding that will form the basis of the next calculation of current net asset value per share: (A) the ticker symbol (if available); (B) CUSIP or other identifier; (C) a
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description of the holding; (D) quantity of each security or other asset held; and (E) the percentage weight of the holding in the portfolio.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund‘s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for certain funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of November 30, 2022, including the notes thereto, and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust's November 30, 2022 Annual Report to shareholders. The Annual Report will be delivered upon request.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of March 1, 2023, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of the following Funds.

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Global X Emerging Markets Bond ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JPMorgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	26.31%
Citibank, N.A. 3800 Citigroup Center, Tampa, FL 33610-9122	19.56%
HSBC Bank USA, National Association/Clearing 452 Fifth Avenue, New York, NY 10018	17.57%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	8.33%
Brown Brothers Harriman and Company/ETF 525 Washington Blvd, Newport Towers, Jersey City, NJ 07310	7.37%
Interactive Brokers, LLC/Retail Clearance Two Pickwick Plaza, 2nd Floor, Greenwich, CT 06830	6.84%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.00%

Global X China Innovation ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	50.47%
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	12.80%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.92%

INDEPENDENT TRUSTEE COUNSEL

Stradley Ronon Stevens & Young, LLP, with offices at 2000 K Street N.W., Suite 700, Washington, DC 20006, is Fund Counsel and Counsel to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm.

SECURITIES LENDING AGENTS

The Bank of New York Mellon and Brown Brothers Harriman & Co. serve as the securities lending agents for the Trust.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
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Appendix A
Description of Corporate Bond Ratings

Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Description of Moody's Investors Service, Inc. - Global Long-Term Obligation Ratings

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Investors Service, Inc. - National Long-Term Scale Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

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Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Description of S&P Global Ratings' - Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature and provisions of the obligation, and the promise S&P Global Ratings imputes.

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, a
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nd economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of DBRS - Long Term Obligation Ratings:

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

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Appendix B
Mirae Asset Global Investments (USA) LLC - Proxy Voting Policy

1.0 POLICY
Pursuant to rule 204(6)-6 of The Investment Advisers Act of 1940 (the "Advisers Act") every registered investment adviser is required to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. It is the policy of Mirae Asset Global Investments (USA) LLC ("Mirae Asset USA"), when it has the responsibility to vote client proxies, to vote proxies in the best interest of its clients. Any questions about this document should be directed to the Chief Compliance Officer.

2.0 PROXY OVERSIGHT COMMITTEE

Mirae Asset USA has designated a Proxy Oversight Committee (the "Committee") in order to oversee the implementation of proxy policies and procedures. The Committee will review Mirae Asset USA’s proxy voting guidelines on an annual basis and decide whether any changes are necessary. The Committee is made up of the Co-Chief Executive Officer (CO- CEO), Chief Compliance Officer (CCO) and Head of Operations of the firm. The Committee shall, no less frequently than annually, review the adequacy of the policies and procedures set forth herein to ensure that they have been implemented effectively, including determining that they continue to be reasonably designed to ensure that proxies are voted in the best interests of Mirae Asset USA’s clients.

3.0 THIRD-PARTY VENDORS

To help meet its proxy voting obligations and to minimize potential conflicts of interest, Mirae Asset USA has retained the services of third party vendors, Citi and Broadridge, to assist in the proxy voting process. Broadridge will cast all votes on behalf of Mirae Asset USA clients, while Citi is utilized as administrator, coordinating all regulatory filings for US mutual funds. Mirae Asset USA ensures that Broadridge votes all proxies according to Mirae Asset USA’s guidelines, and, if applicable, client instructions, and retains all required documentation associated with proxy voting. To further assist in its responsibility for voting proxies and the overall proxy voting process, Mirae Asset USA will retain an independent third party proxy adviser, either directly or through Broadridge, to provide voting recommendations and guidelines to Mirae Asset USA. All actual votes, however, will be cast in accordance with Mirae Asset USA’s instructions. Currently, Mirae has adopted guidelines as set forth in paragraph 5.0 below. Mirae Asset USA will take reasonable steps to periodically ensure that any third party proxy voting service: (i) is independent of Mirae Asset USA, based on the relevant facts and circumstances; (ii) has the capacity and competency to adequately analyze proxy issues; and (iii) can create guidelines for voting proxies in an impartial manner and in the best interests of the Mirae Asset USA’s clients. Mirae Asset USA may also review the third party proxy voting service’s conflict procedures and the effectiveness of the third party proxy voting service’s implementation of such procedures.

4.0 PROCEDURES FOR VOTING PROXIES

Mirae Asset USA has adopted guidelines set forth in paragraph 5.0 (the “Guidelines”) that are maintained and implemented by a third party proxy vendor. Such Guidelines address an extensive list of common proxy voting issues, and recommend the vote that should be made in connection therewith in order to achieve maximum client value and protection of client interests. The Committee will review the Guidelines each year to determine which Guidelines continue to be consistent with Mirae Asset USA's duty to vote in the best interests of clients. On the occasion of each proxy requiring a vote, Mirae Asset USA will receive a communication from Broadridge stating a recommendation based on the relevant Guidelines for such proxy vote. The appropriate Portfolio Manager will review the recommendation and determine if such recommendation should be followed. In making such determination, the appropriate Portfolio Manager will reasonably assess any material conflicts of interest (discussed further in paragraph 6.0) between Mirae Asset USA’s interests and those of its clients with respect to proxy voting by considering the situations identified in paragraph 6.0. Any determinations made by the Portfolio Manager will be subject to the considerations in paragraph 6.0. Mirae Asset USA reserves the right to depart from the Guidelines if the Portfolio Manager believes, after reviewing all relevant information, that it is not in the best interest of Mirae Asset USA's clients. The determination by the Portfolio Manager will be documented and maintained in Mirae Asset USA’s records. Mirae Asset USA may also elect to abstain from voting if it deems such abstinence to be in the relevant client(s)’ best interests. The rationale for “abstain” votes will be documented and maintained in Mirae Asset USA’s records. Mirae Asset USA is not required to vote every client proxy. At no time will Mirae Asset USA ignore a proxy vote, but there may be times where it feels it is not in the best interest of its clients to vote the proxy. For example, Mirae Asset USA may abstain from a vote when the cost of voting the proxy outweighs the potential benefits associated with the vote. The use of a third party proxy adviser helps to greatly reduce these occurrences, by employing coverage on the vast majority of proxy meetings internationally, but is not a guarantee they will not happen. In addition, there may be times when Mirae Asset USA decides to vote a proxy in two directions. For example, a client may require Mirae Asset USA to vote a certain way on an issue, while Mirae Asset USA deems it beneficial to vote in the opposite direction for other clients. In the event that Mirae Asset USA votes the same proxy in two directions, such votes will be documented maintained in Mirae Asset USA’s records. Proxies for shares held on a record date and subsequently sold may, but need not, be voted as if the shares were still held. Any short positions will be treated as not held. Proxies will not be voted when the securities of the issuer seeking a vote are out on loan through a securities lending program. However, Mirae Asset USA will, subject to the below qualifications, make reasonable efforts to recall lent securities so that they may be voted according to the policies and procedures set forth herein. Notwithstanding the foregoing, a lent security need not be recalled if none of the matters submitted to shareholder vote are material or for other reasons, as determined in good faith by Mirae Asset USA and in accordance with policies and procedures set forth herein. A matter is material if it is reasonably likely that the security’s market value will be materially affected in the near term as a result of the outcome of the matter and Mirae Asset USA’s client holdings of that security are significant to the outcome. In making a decision whether to recall a lent security, Mirae Asset USA may also consider the benefit to the client derived from the securities lending income. The CCO or a designee will sample the votes to ensure that all voting follows the above outlined procedures. Any discrepancies between the procedures and the actual vote will be recorded and kept by the Compliance Department.

5.0 PROXY VOTING GUIDELINES

The guidelines are maintained by a third party proxy adviser selected by Mirae Asset USA and implemented by Broadridge in their ProxyEdge system. The guidelines provide an extensive list of common voting issues, along with recommended voting actions based on the goal of voting in the best interests of clients. Below are some of the more common issues addressed in the guidelines.

• Election of Directors - The guidelines provide considerations for choosing qualified board members.
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•Auditor Ratification – Under the guidelines, Management's choice of an auditor is generally supported except when Mirae Asset USA has reason to believe that the auditor's independence or audit integrity has been compromised.
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•Executive Compensation – The guidelines place a strong emphasis on connecting executive compensation to performance of the business.
•Anti-Takeover Measures (Poison Pills) - Under the guidelines, poison pills are generally not viewed as in the shareholder's best interest, although there may be certain circumstances, as detailed in the guidelines, where this may not be the case.
•Advance Notice Requirements For Shareholder Proposals – The guidelines generally require that such requirements are rejected as they make it difficult shareholders to a present a shareholder proposal.

A full description of each guideline and voting policy is maintained by Mirae Asset USA, and a complete copy of the guidelines is available upon request.

6.0 CONFLICTS OF INTEREST

Mirae Asset USA recognizes that in certain circumstances a conflict of interest may arise when voting a proxy. A conflict of interest may exist in, but is not limited to, the below circumstances:

•Conflict: Mirae Asset USA retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in Mirae Asset USA's clients’ portfolios. For example, Mirae Asset USA may be retained to manage XYZ’s pension fund, where XYZ is a public company and Mirae Asset USA's clients’ accounts hold shares of XYZ. This type of relationship may influence Mirae Asset USA to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with Mirae Asset USA.

•Conflict: Mirae Asset USA retains a client or investor, or is in the process of retaining a client or investor, that is an officer or director of an issuer that is held in Mirae Asset USA's clients’ portfolios. Similar conflicts of interest exist in this relationship as discussed above.

•Conflict: A Mirae Asset USA employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse
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of a Mirae Asset USA employee may be a high-level executive of an issuer that is held in Mirae Asset USA's clients’ portfolios. The spouse could attempt to influence Mirae Asset USA to vote in favor of management.

•Conflict: Mirae Asset USA or an employee personally owns a significant number of an issuer’s securities that are also held in Mirae Asset USA's clients’ portfolios. For any number of reasons, an employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence Mirae Asset USA to vote proxies in contradiction to the policy. All conflicts of interest will be presented to the Committee. The Committee will then determine how to handle each conflict on a case-by-case basis. All conflicts and the Committee's determination for each will be maintained in Mirae Asset USA's records.

7.0 RECORDKEEPING

The CCO or a designee shall monitor to insure that Mirae Asset USA generally maintains proxy voting records in accordance with section 204-2 of the Advisers Act and as described below.
• a copy of these Policies and Procedures, which shall be made available to clients upon request;
•• proxy statements received regarding client securities (available on EDGAR or by a Third Party Vendor - Mirae Asset USA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies);
•a record of all votes cast;
•any materials prepared by Mirae Asset USA, or the third party proxy advising firm retained by Mirae Asset USA, regarding how to vote proxies or memorializing the basis for such a decision; and
•records of clients' written request for information on how Mirae Asset USA voted proxies on behalf of the client and any responses from Mirae Asset USA to the client.
Such records will be maintained by Mirae Asset USA for a period of not less than five years.

8.0 DISCLOSURE TO CLIENTS

As a matter of practice, it is Mirae Asset USA's policy to not reveal or disclose to any Fund investor how Mirae Asset USA may have voted (or intends to vote) on a particular proxy except as required by law, for example in Form N-PX. Mirae Asset USA will never disclose such information to unrelated third parties unless doing so would be in a client’s best interest.

Notwithstanding to the foregoing, upon request from a client, Mirae Asset USA will provide to such client Mirae Asset USA's proxy voting record for the period during which such client was invested in the relevant security.

9.0 PROXY SOLICITATION

The CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Mirae Asset USA client. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

10.0 CLASS ACTION LAWSUITS

Retail Clients

Mirae Asset USA does not direct its clients’ participation in class action lawsuits. If any documentation is received by Mirae Asset USA in error regarding any client’s participation in a class action lawsuit, the documentation should be given to the CCO, who will either forward the documentation to the appropriate client or return the documentation.

Institutional Fund Clients

Mirae Asset USA may from time to time receive a notice of a class action lawsuit with respect to securities purchased or sold by an institutional fund client. It is the general policy of Mirae Asset USA to participate in all class action suits in which an institutional fund client is eligible. Notwithstanding the foregoing, Mirae Asset USA may determine not to participate in a class action suit for any number of reasons, including without limitation if it is determined that the anticipated out-of-pocket costs associated with any potential recovery is likely to exceed the amount of the potential recovery (e.g., because a client held relatively few shares of the security or the potential recovery by an institutional fund client is not significant) or if an institutional fund client intends to pursue its legal rights outside of the class. The COO (or in
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his absence the CCO), after consultation with the relevant Portfolio Manager for the affected institutional fund client(s), shall make any decision as to whether or not to participate in a class action suit.

On occasion, Mirae Asset USA receives class action surveys, which differ in that an official plaintiff has not filed an action with the courts. It is Mirae Asset USA’s policy to disregard those questionnaire/survey communications.

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Mirae Asset Global Investments (Hong Kong) Limited
Proxy Voting Policy

1.Introduction

1.1 Mirae Asset Global Investments (Hong Kong) Limited, its officers, directors and employees (collectively the “Company”, “us” and/or “our”) are committed to full compliance with all applicable laws and regulations with regards to stewardship activities, including proxy voting and corporate engagement.

1.2 The objective of this policy is to provide (i) legal and regulatory guidance on proxy voting, (ii) detailed procedures for our staff to handle and process proxy votes, and (iii) an overview of the Company’s approach to corporate engagement.

1.3 Voting rights are the fundamental rights of a shareholder and the Company recognizes that such rights are imperative to the improvement of an investee company’s corporate governance. The Company strives to maximise the long-term investment value for its clients whilst upholding its responsibility as active stewards.

2. Voting Guidelines
2.1 The Company will vote in favour of resolutions that are imperative for business continuity and shareholder interests, for example:

a.adopting financial statements and director and auditor reports;
b.declaring dividends;
c.repurchasing shares; and
d.appointing auditors and auditor fees.
2.2 The Company will follow the course of action as detailed in Section 5 of this document for resolutions that do not appear to benefit the interests of shareholders, for example:

a.extending significant loans or investing in an associate company without adequate reasoning;
b.pursuing unrelated/expensive acquisition;
c.significantly changing executive compensation to either variable or fixed without adequate reasoning;
d.divesting business or part of the business at a material discount to its fair value;
e.pursuing a business expansion that is detrimental to the interests of the company or its minority shareholders; and
f.reappointing or continuing key personnel whose actions haven’t been in the best interests of the company or its minority shareholders.
2.3 Where applicable, the Company consults recommendations from third-party proxy voting advisory firms. Proxy voting guidelines referenced are as follows:

•ISS Sustainability Proxy Voting Guidelines: https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

•SES Proxy Advisory Guidelines for FY 2022-23: https://www.sesgovernance.com/assets/pdfs/proxy-advisory/1660397483_PA-Guidelines_FY-2022-23_Website-version.pdf

2.4 As supporters of the Task Force for Climate-related Financial Disclosures (TCFD), we see climate change as a material risk that may affect the long-term growth of companies, but also as an opportunity. The Company would generally support resolutions that are in favour of a company’s efforts to transition to a low-carbon economy, especially those that enhance its resilience to climate change, such as through implementing carbon reduction programs, utilising green finance instruments etc.

2.5 We may hold directors accountable for material failure to adequately manage or mitigate environmental, social, and governance (ESG) risks, including climate-related issues for companies that are significant greenhouse gas (GHG) emitters. We may vote against or withhold from directors individually, on a committee, or potentially the entire board should such material ESG failures be flagged and based on our engagement records the company is deemed to have failed to make adequate improvements.
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3. Voting Procedures

3.1 Since the Company may have ownership of the investee companies across multiple portfolios and products managed by different Portfolio Managers, the decision on proxy voting will be coordinated by the Investment Committee (comprising the Chief Investment Officer, Head of Research and Chief Risk Officer), supported by the ESG Specialist.

3.2 Under the normal process, the custodian would notify the Company’s operations team of the resolutions to be voted on. Subsequently, the operations team would ask the Investment Committee for a decision on proxy voting by a certain deadline, typically a week ahead of the Company AGM or board meeting.

3.3 The Investment Committee will advise its vote as stated by this Voting Policy. In case of any resolutions which are not in the best interests of minority shareholders, the Investment Committee will coordinate with relevant Portfolio Managers and Analysts to seek an adequate explanation or ensure remedial action from the investee company.

3.4 Furthermore, the Investment Committee would also consult recommendations from a proxy advisory firm (where applicable) and, if need be, join other minority shareholders as detailed in Section 5.

3.5 The Company reserves the right to depart from the voting rationales stated in Section 2 or recommendations from proxy advisory firms if the Investment Committee believes, after reviewing all relevant information, that it is not in the best interest of the Company's clients. The determination by the Investment Committee will be documented and maintained in the Company’s records. The voting outcome will be reflected across all accounts with ownership in that investee company.

3.6 The Company may also elect to abstain from voting if it deems such abstinence to be in the relevant client(s)’ best interests. The rationale for “abstain” votes will be documented and maintained in the Company’s records.

3.7 The Company is not required to vote every client proxy. At no time will the Company ignore a proxy vote, but there may be times when it feels it is not in the best interest of its clients to vote the proxy. For example, the Company may abstain from a vote when the cost of voting the proxy outweighs the potential benefits associated with the vote. The use of a third-party proxy adviser helps to greatly reduce these occurrences, by employing coverage on the vast majority of proxy meetings internationally but is not a guarantee they will not happen. In addition, there may be times when the Company decides to vote a proxy in two directions. For example, a client may require the Company to vote a certain way on an issue, while the Company deems it beneficial to vote in the opposite direction for other clients. In the event that the Company votes the same proxy in two directions, such votes will be documented and maintained in the Company’s records.

3.8 Proxies for shares held on a record date and subsequently sold may, but need not, be voted as if the shares were still held. Any short positions will be treated as not held.

3.9 Proxies will not be voted when the securities of the issuer seeking a vote are out on loan through a securities lending program. However, the Company will, subject to the below qualifications, make reasonable efforts to recall lent securities so that they may be voted according to the policies and procedures set forth herein. Notwithstanding the foregoing, a lent security need not be recalled if none of the matters submitted to shareholder vote is material or for other reasons, as determined in good faith by the Company and in accordance with the policies and procedures set forth herein. A matter is material if it is reasonably likely that the security’s market value will be materially affected in the near term as a result of the outcome of the matter and the Company’s client holdings of that security are significant to the outcome. In deciding whether to recall a lent security, the Company may also consider the benefit to the client derived from the securities lending income.

3.10 The Chief Compliance Officer or a designee will sample the votes to ensure that all voting follows the above-outlined procedures. Any discrepancies between the procedures and the actual vote will be recorded and kept by the Compliance Department.

4. Record Keeping and Reporting of Proxy Votes

4.1 he Operations team would communicate the proxy voting decision to the custodian with effect from December 1st 2020 and maintain a record of all proxy votes advised for a period of 5 years.

4.2 The Company strives to be transparent with investee companies on our voting decisions. Post the Annual General Meeting (AGM) or Extraordinary General Meeting (EGM), and should we have voted against a resolution, we will communicate to the company our voting decisions and rationale with the objective to encourage the company to improve corporate governance standards going forward.

4.3 The Company’s voting records shall be published on the corporate website at least on a bi-annual basis.

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5. Corporate Engagement

5.1 As an active owner, our analysts and portfolio managers regularly interact with companies, through 1-on-1 or group meetings, email correspondence or site visits, to understand companies in their entirety. We believe that such meetings will provide an additional layer of understanding that we cannot achieve purely from accessing sell-side research alone.

5.2 ESG scorecards and MSCI ESG ratings provide an excellent backdrop on the strengths of the company and highlight critical issues. We particularly target engaging companies that we view as risky (based on our ESG assessment) with objectives to discuss ways to improve their ESG scores.

5.3 We endeavour to establish engagement priorities on an annual basis to focus our engagement efforts for actively managed funds of which MAGI HK is responsible for overall operations or under client mandate. Engagement priorities shall be published in the annual responsible investments report.

5.4 We actively partake in corporate engagement activities, including collaborative engagement initiatives such as the Climate Action 100+, to reduce reliance on fossil fuels and to encourage companies to lower their operational carbon footprints. We prioritise our climate engagement efforts for companies that are the top contributors to the Company’s financed emissions and those that are exposed to the highest physical and transition climate risks within the Company’s investments. We encourage the said target companies for engagement to:

a.Identify material climate-related risks and opportunities and establish plans to address them;
b.Enhance carbon reduction efforts and targets setting, in line with the Paris Agreement goals; and
c.Publish quality and transparent climate disclosures, with reference to the TCFD.
5.5 General meetings with investee companies are conducted confidentially with the objective to enhance shareholder value. If the Company is dissatisfied with the investee company’s response then a 7-step process to escalate the matter will be initiated:

a.Engaging with the investee company. Mirae Asset (HK) will attempt to coordinate one-on-one meetings with the management team to outline the existing issue. Should the parties not reach an agreement then the matter will be escalated to the next phase.

b.Re-engagement with the investee company. Following the first engagement should a resolution not be reached, Mirae Asset (HK) will attempt to meet with the investee company again to address any outstanding unresolved issues.

c.Should the investee company still fail to satisfy the Firm’s concerns then Mirae Asset (HK) may act in collaboration with other minority shareholders, regulators, or other entities it deems necessary for collective engagement, otherwise known as a joint representation against the investee company.

d.Further escalation will proceed should the above three steps indicate no progress with the investee company. Mirae Asset (HK) may consider voting against the reappointment of directors or respective management committees at the company’s subsequent AGM. Formal written communication outlining the issue at hand will be addressed to the investee company.

e.Mirae Asset (HK) may seek legal recourse should it deem this necessary instead of exiting the investment.

f.Mirae Asset (HK) may consider enacting a blanket ban on the investee company if there is no engagement improvement or a resolution is not met.

g.Mirae Asset (HK) may consider a complete exit of its investment with the investee company should the above steps not reach an appropriate resolution.

5.6 Company engagements conducted by the investment team are documented, particularly when ESG topics are discussed, on a bi-annual basis.

6. Policy Review and Updates
The investment team shall revise and update this policy as applicable.

- End -

GLX-SX-054-0200

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Global X Interest Rate Hedge ETF
NYSE Arca: RATE
Global X Interest Rate Volatility & Inflation Hedge ETF
NYSE Arca: IRVH

Prospectus

April 1, 2023

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund (defined below) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

As permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

i

Global X Interest Rate Hedge ETF

Ticker: RATE Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Interest Rate Hedge ETF (the “Fund”) seeks to provide a hedge against sharp increases in long-term U.S. interest rates and is expected to benefit during periods of market stress when interest rate volatility is elevated.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.02%
Total Annual Fund Operating Expenses:	0.47%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$48	$151	$263	$591

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund's commencement of operations on July 5, 2022 to the end of the most recent fiscal period, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in (1) long put options position(s) on exchange traded funds (“ETFs”) that primarily invest in U.S. Treasuries and/or long put options position(s) on U.S. Treasury futures, and/or (2) long interest rate payer swap options (“swaptions”). The Fund will also invest in long positions in U.S. Treasury bills for cash management purposes. The Fund invests in U.S. Treasury bills directly or through other ETFs.

The Fund may invest in put options on exchange traded funds that primarily invest in U.S. Treasuries and/or in put options on U.S. Treasury futures. When an investor purchases a put option, the investor pays an amount (premium) to acquire the right (but not the obligation) to sell shares of a reference asset at a specified exercise (“strike”) price on the expiration date. If the reference asset closes below the strike price as of the expiration date and the investor exercises the put option, the investor will be entitled to receive the difference between the value of the reference asset and the strike price. If the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the investor’s loss is limited to the amount of premium paid.

The Fund may invest in interest rate payer swaptions. A swaption is an option that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at
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some designated future time on specified terms. An interest rate payer swaption is a swaption where the Fund has the right but not the obligation to enter into a new swap agreement where the Fund pays a fixed interest rate and receives a floating interest rate. The Fund may take long positions in interest rate payer swaptions that benefit from rising long-term interest rates and interest rate volatility. Interest rate volatility is generally associated with periods of greater uncertainty on the direction of future interest rates.

Options have contractual expiration dates; therefore, to maintain consistent exposure to options, the Fund must periodically migrate out of options nearing expiration and into options with later expiration dates— a process referred to as “rolling.” Under normal circumstances, the Fund generally expects to invest less than 25% of the Fund’s assets in options, and to actively manage the Fund’s options investments to reduce the weight of such options in the Fund’s portfolio if their value increases above 25% of the Fund’s assets. The Fund’s options exposure will be actively managed to ensure a consistent exposure for the Fund’s sensitivity to changes in interest rates, which may result in the Fund periodically increasing or decreasing the option exposure, up to 25% of the Fund’s assets. The Fund’s remaining assets will be invested in cash or U.S. Treasury bills.

Investments in derivative instruments, such as options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only invests in long put options and/or interest rate payer swaptions as part of its principal investment strategy, the maximum loss for the Fund’s put options and/or interest rate payer swaptions positions is the “options premium,” which is defined as the premium paid for the put options and/or interest rate payer swaptions and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the options premium. The Fund is likely to be significantly more volatile than a fund holding only long positions in the same U.S. Treasury bills as the Fund because the options component of the Fund could result in significant gains for the Fund or in a complete loss of the premium for the Fund’s options, which could result in the Fund losing a significant portion of its value. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Associated Risks Related to Investing in Rate-Linked Derivatives: The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held
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by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

Derivatives Risk: The Fund may gain exposure to different asset classes by investing in different types of derivative instruments. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant reference index. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

ETF Investment Risk: While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV. In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Fixed Income Securities Risk:A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. An unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly.

Leverage Risk: The Fund’s investments in put options and/or interest rate payer swaptions have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only takes long positions in put options and/or interest rate payer swaptions as part of its principal investment strategy, the maximum loss for the Fund’s put options and/or interest rate payer swaptions positions is the “options premium,” which is defined as the premium paid for the put options and/or interest rate payer swaptions and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the yield curve spread options premium.

Swaptions Risk: A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

3

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline.

Counterparty Risk: Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Investment in Investment Companies Risk: When the Fund invests in other investment companies (or funds), it will indirectly be exposed to the risks of such funds’ investments. Moreover, the Fund will incur its pro rata share of such funds’ expenses. Additionally, investments in ETFs are subject to ETF Risk.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Over-the-Counter Market Risk: Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter
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transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a benchmark index. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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Global X Interest Rate Volatility & Inflation Hedge ETF

Ticker: IRVH Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Interest Rate Volatility & Inflation Hedge ETF (the “Fund”) seeks to hedge relative interest rate movements arising from a steepening of the U.S. interest rate curve, and to benefit from periods of market stress when interest rate volatility increases, while also providing inflation-protected income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.01%
Total Annual Fund Operating Expenses:	0.46%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$47	$148	$258	$579

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund's commencement of operations on July 5, 2022 to the end of the most recent fiscal period, the Fund's portfolio turnover rate was 2.73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing, directly or indirectly, in a mix of U.S. Treasury Inflation-Protected Securities (“TIPS”) and long yield curve spread options, which are tied to the shape of the U.S. interest rate curve. The Fund’s strategy is designed to hedge against inflation risk and generate positive returns from the Fund’s options during periods when U.S. interest rate volatility increases and/or the U.S. interest rate curve steepens (i.e., when the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments widens). The interest rate curve typically steepens when the yield demanded by investors for long-term debt is higher than the yield on short-term debt, while higher interest rate volatility is generally associated with periods of greater uncertainty on the direction of future interest rates.

The Fund invests in TIPS directly or through other exchange-traded funds (“ETFs”) that invest in TIPS. TIPS are U.S. Treasury securities whose principal amount increases with inflation, as measured by the Consumer Price Index (“CPI”), and are designed to protect investors from inflation risk. A fixed coupon rate is applied to the inflation-adjusted principal, such that when inflation is rising and the value of the principal is adjusted upwards, the interest payments increase. Because of the inflation adjustment process, TIPS typically have lower yields than fixed-rate Treasury securities of similar maturities. The Fund may purchase TIPS of any maturity.

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The Fund also invests in yield curve spread options which are options tied to the shape of the U.S. interest rate swap curve. The U.S. interest rate swap curve is a type of interest rate curve that reflects the swap rate used in interest rate swap agreements with different maturities. A swap rate is the fixed interest rate that is exchanged for a floating interest rate in an interest rate swap agreement. A yield curve spread option is an option on the spread between two swap rates at different parts of the U.S. interest rate swap curve. When an investor purchases a yield curve spread option, the investor pays a fixed amount (premium) to acquire the right (but not the obligation) to receive a payment based on the difference between a chosen swap rate spread and the option’s strike price on the expiration date. If the swap rate spread closes above the option’s strike price at expiration, the investor will be entitled to receive the difference between the value of the swap rate spread and the strike price. If the swap rate spread closes below the strike price as of the expiration date, the option may end up worthless and the investor’s loss is limited to the amount of premium paid. A yield curve spread option’s payoff is determined by the difference between the swap rate spread and the option’s strike price. For example, a yield curve spread option could be purchased on the spread between the 2-year swap rate and the 10-year swap rate. Yield curve spread options are expected to (i) appreciate in value as the U.S. interest rate curve steepens or interest rate volatility increases and (ii) decrease in value or become worthless as the U.S. interest rate curve flattens or inverts, or as interest rate volatility declines. The U.S. interest rate swap curve “steepens” when the spread between swap rates on longer-term debt instruments and shorter-term debt instruments widens, “flattens” when such spread narrows, and “inverts” when swap rates on longer-term debt instruments become lower than those for shorter-term debt instruments (i.e., the spread is negative). The Fund generally expects the purchased yield curve spread options to reference the spread between the 2-year and 10-year swap rate, though the Fund may purchase yield curve spread options referencing other swap rate spreads. The Fund will purchase yield curve spread options such that the Fund will gain from steepening of the yield curve, while having a potential loss on the yield curve spread options limited to the premium paid for the yield curve spread options.

When the Fund purchases a yield curve spread option, the Fund pays a fixed amount (premium) to purchase the yield curve spread option. The Fund’s investments in yield curve spread options will be traded in the over-the counter (“OTC”) market. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller. These instruments would generally be subject to greater counterparty risk. Many of the protections afforded to exchange participants will not be available for OTC options and there are no daily price fluctuation limits. OTC instruments also may be subject to greater liquidity risk. Under the Fund’s yield curve spread option contracts, the Fund pays an upfront premium, and counterparties may be required to post variation margin. However, the Fund’s yield curve spread options contracts are subject to counterparty risk, which is the risk of non-performance by an options counterparty. Such non-performance could result in a material loss to the Fund.

The Fund’s investments in yield curve spread options have contractual expiration dates; therefore, to maintain consistent exposure to yield curve spread options, the Fund must periodically migrate out of yield curve spread options nearing expiration and into yield curve spread options with later expiration dates— a process referred to as “rolling.” The Fund generally expects to purchase yield curve spread options with a time-to-expiration of between six months and two years, though the Fund may purchase yield curve spread options with shorter or longer expirations. The Fund generally expects the purchased yield curve spread options to reference the spread between the 2-year and 10-year swap rate, though the Fund may purchase yield curve spread options referencing other swap rate spreads.

Under normal circumstances, the Fund generally expects to invest less than 20% of the Fund’s assets in yield curve spread options and to actively manage the Fund’s options investments to reduce the weight of such options in the Fund’s portfolio if their value increases above the desired amount. Similarly, the Fund generally expects to sell portfolio investments and reinvest proceeds in yield curve spread options if the value of such options declines below the desired amount. The Fund will actively manage the Fund’s investments in yield curve spread options to gain from steepening of the yield curve, while having a potential loss on the yield curve spread options limited to the premium paid for the yield curve spread options.

Investments in derivative instruments, such as options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only invests in long options as part of its principal investment strategy, the maximum loss for the Fund’s options position is the “options premium,” which is defined as the premium paid for the options and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the options premium. The Fund is likely to be significantly more volatile than a fund holding only long positions in the same TIPS as the Fund because the options component of the Fund could result in significant gains for the Fund or in a complete loss of the premium for the Fund’s options, which could result in the Fund losing a significant portion of its value. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds.
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SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Associated Risks Related to Investing in Rate-Linked Derivatives: The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

Derivatives Risk: The Fund may gain exposure to different asset classes by investing in derivative instruments. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying interest rates they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant underlying rate to which it relates. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

ETF Investment Risk: While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the
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Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV. In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Fixed Income Securities Risk: A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. An unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly.

Inflation-Linked Bonds Investment Risk: Inflation-linked bonds are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Leverage Risk: The Fund’s investments in yield curve spread options have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only takes long positions in yield curve spread options as part of its principal investment strategy, the maximum loss for the Fund’s yield curve spread options position is the “options premium,” which is defined as the premium paid for the yield curve spread options and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such yield curve spread options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such yield curve spread options with a maximum loss equal to the yield curve spread options premium.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline.

Counterparty Risk: Counterparty risk is the risk that a counterparty to the Fund’s investments in yield curve spread options may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Hedging Risk: The Fund seeks to mitigate (or hedge) the risk associated with the potential impact of a steepening U.S. interest rate curve (“curve risk”), an increase in inflation and inflation expectations, and an increase in interest rate volatility on the performance of U.S. government bonds. The Fund does not seek to mitigate credit risk, non-curve interest rate risk, or other factors influencing the price of U.S. government bonds, which factors may have a greater impact on the bonds’ returns than the U.S. interest rate curve or inflation. Further, there is no guarantee that the Fund’s investments will eliminate or mitigate curve risk, inflation risk or the potential impact of interest rate volatility on long positions in U.S. government bonds. If interest rates rise in parallel with the U.S. interest rate curve, the Fund will not be hedged. In addition, when the U.S. interest rate curve flattens or inverts, the Fund’s investments in options may lose value or end up worthless. Under such circumstances, the Fund will generally underperform a portfolio comprised solely of U.S. government bonds (without the options owned by the Fund).
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In a flattening or inverted curve environment, the Fund’s hedging strategy could result in disproportionately larger losses in the Fund’s options as compared to gains or losses in its U.S. government bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s options might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into positions in rate-linked options. Moreover, to the extent that interest rate curve risk has been priced into the U.S. government bonds owned by the Fund, the Fund will underperform other investments even during periods of interest rate curve steepening.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Investment in Investment Companies Risk: When the Fund invests in other investment companies (or funds), it will indirectly be exposed to the risks of such funds’ investments. Moreover, the Fund will incur its pro rata share of such funds’ expenses. Additionally, investments in ETFs are subject to ETF Risk.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Over-the-Counter Market Risk: Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those
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Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a benchmark index. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS

This Prospectus contains information about investing in a Fund. Please read this Prospectus carefully before you make any investment decisions. Shares of a Fund are listed for trading on a national securities exchange. The market price for a Share of a Fund may be different from the Fund’s most recent NAV. ETFs are funds that trade like other publicly-traded securities. Each Share of the Funds represents an ownership interest in an underlying portfolio of securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, Shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

The Global X Interest Rate Hedge ETF seeks to provide a hedge against sharp increases in long-term U.S. interest rates and is expected to benefit during periods of market stress when interest rate volatility is elevated. The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in (1) long put options position(s) on exchange traded funds (“ETFs”) that primarily invest in U.S. Treasuries and/or long put options position(s) on U.S. Treasury futures, and/or (2) long interest rate payer swap options (“swaptions”). The Fund will also invest in long positions in U.S. Treasury bills for cash management purposes. The Fund invests in U.S. Treasury bills directly or through other ETFs.

The Global X Interest Rate Volatility & Inflation Hedge ETF is an actively ETF that seeks to achieve its investment objective primarily by investing, directly or indirectly, in a mix of U.S. Treasury Inflation-Protected Securities (“TIPS”) and long yield curve spread options, which are tied to the shape of the U.S. interest rate curve. The Fund’s strategy is designed to hedge against inflation risk and generate positive returns from the Fund’s options during periods when U.S. interest rate volatility increases and/or the U.S. interest rate curve steepens (i.e., when the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments widens). The interest rate curve typically steepens when the yield demanded by investors for long-term debt is higher than the yield on short-term debt, while higher interest rate volatility is generally associated with periods of greater uncertainty on the direction of future interest rates.

The Fund’s investment objective may be changed without shareholder approval upon at least 60 days prior written notice to shareholders.

A FURTHER DISCUSSION OF PRINCIPAL RISKS

Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Active Management Risk

Actively Managed Portfolios Investment Risk applies to each Fund

The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

The performance of the Fund will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Fund’s net assets.

Asset Class Risk

The returns from the types of securities and/or assets in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The assets may under-perform investments that track other markets,
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segments, sectors or assets. Different types of assets tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Associated Risks Related to Investing in Rate-Linked Derivatives

Associated Risks Related to Investing in Rate-Linked Derivatives applies to each Fund

The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if long-term U.S. interest rates rise during the time period in which the Fund holds the options. However, if long-term U.S. interest rates decrease, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Adviser. An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to long-term interest rate increases linked to U.S. interest rates, outright interest rate increases may also lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in U.S. Treasuries. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund. The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than interest rate risk. Moreover, to the extent that interest rate risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during periods of rising long-term U.S. interest rates. There is no guarantee that the Fund will have positive performance even in environments of sharply rising U.S. interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.

Derivatives Risk

Derivatives Risk applies to each Fund

Derivatives risk is the risk that loss may result from the Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help it track its Underlying Index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Derivative instruments may be leveraged, which may result in losses exceeding the amounts invested. Risks of these instruments include:

•That prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected; a risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with its Underlying Index;

•The possible absence of a liquid secondary market for any particular instrument and, for exchange traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•That adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•Particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

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•The inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;

•The fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; and

The high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

ETF Investment Risk

ETF Investment Risk applies to each Fund

The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. An underlying ETF may experience tracking error in relation to the index tracked by the underlying ETF, which could contribute to tracking error for the Fund. In addition, an underlying ETF's shares may trade at a premium or discount to NAV.
In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.
If an underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.
A complete list of each underlying ETF held by the Fund can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each underlying ETF prior to investing in the Fund.
Fixed Income Securities Risk

Fixed Income Securities Risk applies to each Fund

A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. An unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly.

Inflation-Linked Bonds Investment Risk

Inflation-Linked Bonds Investment Risk applies to the Global X Interest Rate Volatility & Inflation Hedge ETF

The Fund may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Leverage Risk

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Leverage Risk applies to each fund

Using derivatives can create leverage, which may amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Swaptions Risk

Swaptions Risk applies to the Global X Interest Rate Hedge ETF

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may purchase interest rate payer swaptions. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

U.S. Treasury Obligations Risk

U.S. Treasury Obligations Risk applies to each fund

Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of longer-term U.S. Treasury securities are greater than price fluctuations of shorter-term U.S. Treasury securities and may be as great as price fluctuations of common stock. The Fund’s yield on investments in U.S. Treasury securities will fluctuate as the Fund is invested in U.S. Treasury securities with different interest rates.

Counterparty Risk

Counterparty Risk applies to each fund

Counterparty risk is the risk that a counterparty to a derivative such as a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Geographic Risk

Geographic Risk applies to each Fund

Geographic risk is the risk that the Fund’s assets may be focused in countries located in the same geographic region. This investment focus will subject the Fund to risks associated with that particular region, or a region economically tied to that particular region, such as a natural, biological or other disaster. Outbreaks of contagious viruses and diseases may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks in the countries and regions in which they occur. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the United States

Risk of Investing in the United States applies to each Fund

A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The U.S. has developed increasingly strained relations with a number of foreign countries. If these relations continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

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Hedging Risk

Hedging Risk applies to the Global X Interest Rate Volatility & Inflation Hedge ETF

The Fund seeks to mitigate (or hedge) the risk associated with the potential impact of a steepening U.S. interest rate curve (“curve risk”), an increase in inflation and inflation expectations, and an increase in interest rate volatility on the performance of U.S. government bonds. The Fund does not seek to mitigate credit risk, non-curve interest rate risk, or other factors influencing the price of U.S. government bonds, which factors may have a greater impact on the bonds’ returns than the U.S. interest rate curve or inflation. Further, there is no guarantee that the Fund’s investments will eliminate or mitigate curve risk, inflation risk or the potential impact of interest rate volatility on long positions in U.S. government bonds. If interest rates rise in parallel with the U.S. interest rate curve, the Fund will not be hedged. In addition, when the U.S. interest rate curve flattens or inverts, the Fund’s investments in options may lose value or end up worthless. Under such circumstances, the Fund will generally underperform a portfolio comprised solely of U.S. government bonds (without the options owned by the Fund). In a flattening or inverted curve environment, the Fund’s hedging strategy could result in disproportionately larger losses in the Fund’s options as compared to gains or losses in its U.S. government bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s options might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into positions in rate-linked options. Moreover, to the extent that interest rate curve risk has been priced into the U.S. government bonds owned by the Fund, the Fund will underperform other investments even during periods of interest rate curve steepening.

Income Risk

Income Risk applies to the Global X Interest Rate Volatility & Inflation Hedge ETF

The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may invest in or have exposure to lower-yielding bonds as bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.

Investment in Investment Companies Risk

Investment in Investment Companies Risk applies to each Fund

When the Fund invests in other investment companies (or funds), it will indirectly be exposed to the risks of such funds’ investments. Moreover, the Fund will incur its pro rata share of such funds’ expenses. Additionally, investments in ETFs are subject to ETF Risk.

Market Risk

Market Risk applies to each Fund

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, the unknown is the length of time they remain restrictive and when inflation returns to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from their zero-COVID policy creates both opportunities and risks, establishing China as the wildcard for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk

New Fund Risk applies to each Fund

The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any
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liquidation may not be favorable to certain individual shareholders. From time to time an Authorized Participant, a third-party investor, the Adviser or another affiliate of the Adviser or the Fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Non-Diversification Risk

Non-Diversification Risk applies to each Fund

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Operational Risk

Operational Risk applies to each Fund

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cyber security failures by or breaches of the systems of the Adviser and the Fund’s distributor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants, or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Over-the-Counter Market Risk

Over-the-Counter Market Risk applies to each Fund

Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed
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dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Risks Associated with Exchange-Traded Funds

Risks Associated with Exchange-Traded Funds applies to each Fund

As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk

The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, and no other Authorized Participant is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and/or at wider intraday bid-ask spreads, and may possibly face trading halts and/or delisting from the Exchange.

Large Shareholder Risk

Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks

Absence of Active Market

Although Shares of the Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for the Shares will develop or be maintained.

Risks of Secondary Listings

The Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their brokers direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or
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redemption transactions directly with the Fund. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares from Authorized Participants. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in the Fund's NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility or when the Fund has relatively few assets or experiences a lower trading volume. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Trading Halt Risk

Trading Halt Risk applies to each Fund

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk

Turnover Risk applies to each Fund

The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk
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Valuation Risk applies to each Fund

The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

A FURTHER DISCUSSION OF OTHER RISKS

Each Fund may also be subject to certain other risks associated with its investments and investment strategies.

Leverage Risk

Under the 1940 Act, the Fund is permitted to borrow from a bank up to 33 1/3% of its net assets for short term or emergency purposes. The Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Qualification as a Regulated Investment Company Risk

The Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Fund makes such investments from borrowings) are likely to reduce the Fund’s return to investors.

Tax Treaty Reclaims Uncertainty

When the Fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. The Fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when the Fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of the Fund generally includes accruals for such tax refunds. The Fund continues to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in the Fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that Fund’s NAV. Investors in the Fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

PORTFOLIO HOLDINGS INFORMATION

A description of the policies and procedures of Global X Funds® (the “Trust”) with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (“SAI”). The top holdings of each Fund and Fund Fact Sheets providing information regarding each Fund’s top holdings can be found at www.globalxetfs.com/explore/(click on the name of your Fund) and may be requested by calling 1-888-493-8631.

FUND MANAGEMENT
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Investment Adviser

Global X Management Company LLC (the “Adviser”) serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Trust’s Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 605 Third Avenue, 43rd Floor, New York, New York 10158. As of March 1, 2023 the Adviser provided investment advisory services for assets of approximately $38.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees, the Adviser provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay a monthly Management Fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each Fund’s respective average daily net assets).

Fund	Management Fee
Global X Interest Rate Hedge ETF	0.45%
Global X Interest Rate Volatility & Inflation Hedge ETF	0.45%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not the shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser or its affiliates may pay compensation out of profits derived from the Adviser’s Management Fee or other resources and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“revenue sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser, from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees' approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Funds' Annual Report to Shareholders for the fiscal year ended November 30.

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of each Fund's portfolio are Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu.

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Nam To: Nam To, CFA, Portfolio Manager, joined the Adviser in July 2017. Prior to that, Mr. To was a Global Economics Research Analyst at Bunge Limited from 2014 to 2017. Mr. To received his Bachelor of Arts in Philosophy and Economics from Cornell University in 2014.

Wayne Xie: Wayne Xie, Director of Portfolio Management, joined the Adviser in July 2018 as a Portfolio Management Associate. Previously, Mr. Xie was an Analyst at VanEck Associates on the Equity ETF Investment Management team from 2010 to 2018 and a Portfolio Administrator at VanEck Associates from 2007 to 2010. Mr. Xie received his Bachelor of Science from the State University of New York at Buffalo in 2002.

Kimberly Chan: Kimberly Chan, Portfolio Manager, joined the Adviser in June 2018. Previously, Ms. Chan was a U.S. Associate Trader at Credit Agricole from 2016 to 2018, and an Investment Analyst at MetLife Investments from 2015 to 2016. Ms. Chan received her Bachelor of Science from New York University in 2015.

Vanessa Yang: Vanessa Yang, Portfolio Manager, joined the Adviser in 2016 as a Portfolio Administrator. She was appointed to the portfolio management team in June 2019. Previously, Ms. Yang was a Portfolio Administrator at VanEck Associates from 2011 to 2014. Ms. Yang received her MS in Financial Engineering from Drucker School of Management in 2010 and her BS in Economics from Guangdong University of Foreign Studies in 2008.

Sandy Lu: Sandy Lu, CFA, Portfolio Manager, joined the Adviser in September 2021. Previously, Mr. Lu was a Portfolio Analyst and Junior Portfolio Manager at PGIM Fixed Income from 2014 to 2021, and a Fixed Income Portfolio Analyst at Lincoln Financial Group from 2010 to 2014. Mr. Lu received his Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. He earned his CFA designation in September 2015, and holds the Series 3 license.

The SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of Shares of each Fund.

DISTRIBUTOR

SEI Investments Distribution Co. (“Distributor”) distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of each Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a national securities exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly-traded securities. There is no minimum investment for purchases made on a national securities exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund‘s trading volume and market liquidity, and is generally lower if a Fund has significant trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only by Authorized Participants (as defined in the SAI) and only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section in the SAI.

Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbol listed for each Fund in the Fund Summary section of this Prospectus.

The Funds are listed on a national securities exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

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Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund‘s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem the Funds' Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICES PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund‘s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized capital gains are distributed at least annually. In order to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), dividends may be declared and paid more frequently than annually for a Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES
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The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Each Fund intends to qualify as a RIC under the Code for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund‘s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash or additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions received by individual shareholders of a Fund will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions received by individual shareholders of a Fund will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund‘s distributions that qualify for this favorable treatment may be reduced as a result of such Fund‘s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds' holdings may not be qualifying dividends.

A portion of distributions paid to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund‘s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

Tax Structure of ETFs. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, like the Fund, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas an in-kind redemption mechanism may reduce the effect of a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Funds are actively managed and, therefore, may have greater turnover in their portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.

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Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if a Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend0to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund‘s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund‘s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain payments received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan are not currently taxable but may be taxable when funds are withdrawn from the tax qualified plan unless the Shares were purchased with borrowed funds.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding at the applicable rate on dividends and gross sales proceeds paid to any shareholder (i) who has either provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the IRS, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

Cost Basis Reporting. Federal law requires that shareholders’ cost basis, gain/loss, and holding period be reported to the IRS and to shareholders on the Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, accurate cost basis and tax lot information must be maintained for tax reporting purposes. This information is not required for Shares that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

U.S. Tax Treatment of Foreign Shareholders. A non-U.S. shareholder generally will not be subject to U.S. withholding tax on gain from the redemption of Shares or on capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends if such amounts are reported by the Fund. Non-U.S. shareholders are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Non-U.S. shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates
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on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund‘s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE Arca or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE Arca or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” pursuant to Rule 2a-5 under the 1940 Act, performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.

PREMIUM/DISCOUNT AND SHARE INFORMATION

Once available, information regarding how often the Shares of each Fund traded on a national securities exchange at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Fund, the Fund’s per share NAV, and the median bid-ask spread of Shares can be found at www.globalxetfs.com.
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TOTAL RETURN INFORMATION

Each Fund had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended November 30, 2022.

“Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of each Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.

Annualized Total Returns
Inception to 11/30/22

	NAV	MARKET
Global X Interest Rate Hedge ETF[1]	N/A	N/A
Global X Interest Rate Volatility & Inflation Hedge ETF[1]	N/A	N/A
1    For the period since inception on 07/05/22 to 11/30/2022

Cumulative Total Returns
Inception to 11/30/22

	NAV	MARKET
Global X Interest Rate Hedge ETF[1]	19.04%	18.43%
Global X Interest Rate Volatility & Inflation Hedge ETF[1]	-6.93%	-6.56%
1    For the period since inception on 07/05/22 to 11/30/2022

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

The Bank of New York Mellon serves as the custodian and transfer agent for each Fund.

Stradley Ronon Stevens & Young, LLP serves as counsel for the Trust and the Trust’s Independent Trustees.

PricewaterhouseCoopers LLP serves as each Fund’s independent registered public accounting firm.

ADDITIONAL INFORMATION

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The Trust enters into contractual arrangements with various parties, including among others, the Funds’ Adviser, sub-adviser(s) (as applicable), custodian, and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that investors should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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FINANCIAL HIGHLIGHTS

Each Fund had commenced operations and has financial highlights for the fiscal year ended November 30, 2022. The financial highlights tables are intended to help investors understand a Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended November 30, 2022. The Funds' financial statements are available without charge upon request.

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X Interest Rate Hedge ETF
2022(1)	25.00	0.18	4.58	4.76	(0.11)	—	—	(0.11)	29.65	19.04	3,854	0.47†	1.52†	—
Global X Interest Rate Volatility & Inflation Hedge ETF
2022(1)	25.00	0.53	(2.25)	(1.72)	(0.43)	—	—	(0.43)	22.85	(6.93)	2,971	0.46†	5.60†	2.73

* Per share data calculated using average shares method.
** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
† Annualized.
†† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1) The Fund commenced operations on July 5, 2022

Amounts designated as “—” are either $0 or have been rounded to $0.
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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
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For more information visit our website at

www.globalxetfs.com

or call 1-888-493-8631

Investment Adviser and Administrator Global X Management Company LLC 605 Third Avenue, 43rd Floor New York, NY 10158
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees Stradley Ronon Stevens & Young, LLP 2000 K Street N.W., Suite 700 Washington, DC 20006
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1800 2001 Market Street Philadelphia, PA 19103

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A Statement of Additional Information dated April 1, 2023, contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-493-8631. Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxetfs.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

April 1, 2023

Investment Company Act File No.: 811-22209

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Statement of Additional Information

Dated April 1, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the following Funds (“Funds”) of Global X Funds® (“Trust”) as such Prospectus may be revised or supplemented from time to time:

Global X Interest Rate Hedge ETF (RATE)
Global X Interest Rate Volatility & Inflation Hedge ETF (IRVH)

The Funds' Prospectus is dated April 1, 2023. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, calling 1-888-493-8631 or visiting www.globalxetfs.com. The principal U.S. national stock exchange on which the Funds identified in this SAI are listed is NYSE Arca (the “Exchange”).

i

GENERAL DESCRIPTION OF THE TRUST AND FUNDS

As of March 1, 2023, the Trust consisted of 114 portfolios, 102 of which were operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). Each Fund is “non-diversified” and, as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the following Funds:

Global X Interest Rate Hedge ETF
Global X Interest Rate Volatility & Inflation Hedge ETF

The investment objective of the Global X Interest Rate Hedge ETF is to provide a hedge against sharp increases in long-term U.S. interest rates and is expected to benefit during periods of market stress when interest rate volatility is elevated. The investment objective of the Global X Interest Rate Volatility & Inflation Hedge ETF is to hedge relative interest rate movements arising from a steepening of the U.S. interest rate curve, and to benefit from periods of market stress when interest rate volatility increases, while also providing inflation-protected income. A Fund’s investment objective may be changed without shareholder approval. Shareholders will be given 60 days prior notice of any change of the Fund’s investment objective. If Global X Management Company LLC, the Funds' investment adviser (“Adviser”) changes the principal investment strategy, the name of the Fund may be changed as well. Each Fund is managed by the Adviser.

The Funds offer and issue shares at net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in each Fund (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The shares of the Funds (“Shares”) are, or will be, listed and expected to be traded on NYSE Arca (the “Exchange”).

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. The number of Shares per Creation Unit of each Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X Interest Rate Hedge ETF	10,000
Global X Interest Rate Volatility & Inflation Hedge ETF	10,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the “Purchase and Redemption of Creation Units” section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that each Fund will continue to meet the listing requirements of the Exchange on which it is listed. The Exchange may, but is not required to, remove the Shares of each Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days or (2) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of each Fund from listing and trading upon termination of the Fund.

1

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Global X Interest Rate Hedge ETF

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in (1) long put options position(s) on exchange traded funds (“ETFs”) that primarily invest in U.S. Treasuries and/or long put options position(s) on U.S. Treasury futures, and/or (2) long interest rate payer swap options (“swaptions”). The Fund will also invest in long positions in U.S. Treasury bills for cash management purposes. The Fund invests in U.S. Treasury bills directly or through other ETFs.

The Fund may invest in put options on exchange traded funds that primarily invest in U.S. Treasuries and/or in put options on U.S. Treasury futures. When an investor purchases a put option, the investor pays an amount (premium) to acquire the right (but not the obligation) to sell shares of a reference asset at a specified exercise (“strike”) price on the expiration date. If the reference asset closes below the strike price as of the expiration date and the investor exercises the put option, the investor will be entitled to receive the difference between the value of the reference asset and the strike price. If the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the investor’s loss is limited to the amount of premium paid.

The Fund may invest in interest rate payer swaptions. A swaption is an option that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. An interest rate payer swaption is a swaption where the Fund has the right but not the obligation to enter into a new swap agreement where the Fund pays a fixed interest rate and receives a floating interest rate. The Fund may take long positions in interest rate payer swaptions that benefit from rising long-term interest rates and interest rate volatility. Interest rate volatility is generally associated with periods of greater uncertainty on the direction of future interest rates.

Options have contractual expiration dates; therefore, to maintain consistent exposure to options, the Fund must periodically migrate out of options nearing expiration and into options with later expiration dates— a process referred to as “rolling.” Under normal circumstances, the Fund generally expects to invest less than 25% of the Fund’s assets in options, and to actively manage the Fund’s options investments to reduce the weight of such options in the Fund’s portfolio if their value increases above 25% of the Fund’s assets. The Fund’s options exposure will be actively managed to ensure a consistent exposure for the Fund’s sensitivity to changes in interest rates, which may result in the Fund periodically increasing or decreasing the option exposure, up to 25% of the Fund’s assets. The Fund’s remaining assets will be invested in cash or U.S. Treasury bills.

Investments in derivative instruments, such as options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only invests in long put options and/or interest rate payer swaptions as part of its principal investment strategy, the maximum loss for the Fund’s put options and/or interest rate payer swaptions positions is the “options premium,” which is defined as the premium paid for the put options and/or interest rate payer swaptions and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the options premium. The Fund is likely to be significantly more volatile than a fund holding only long positions in the same U.S. Treasury bills as the Fund because the options component of the Fund could result in significant gains for the Fund or in a complete loss of the premium for the Fund’s options, which could result in the Fund losing a significant portion of its value. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds.

Global X Interest Rate Volatility & Inflation Hedge ETF

2

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing, directly or indirectly, in a mix of U.S. Treasury Inflation-Protected Securities (“TIPS”) and long yield curve spread options, which are tied to the shape of the U.S. interest rate curve. The Fund’s strategy is designed to hedge against inflation risk and generate positive returns from the Fund’s options during periods when U.S. interest rate volatility increases and/or the U.S. interest rate curve steepens (i.e., when the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments widens). The interest rate curve typically steepens when the yield demanded by investors for long-term debt is higher than the yield on short-term debt, while higher interest rate volatility is generally associated with periods of greater uncertainty on the direction of future interest rates.

The Fund invests in TIPS directly or through other exchange-traded funds (“ETFs”) that invest in TIPS. TIPS are U.S. Treasury securities whose principal amount increases with inflation, as measured by the Consumer Price Index (“CPI”), and are designed to protect investors from inflation risk. A fixed coupon rate is applied to the inflation-adjusted principal, such that when inflation is rising and the value of the principal is adjusted upwards, the interest payments increase. Because of the inflation adjustment process, TIPS typically have lower yields than fixed-rate Treasury securities of similar maturities. The Fund may purchase TIPS of any maturity.

The Fund also invests in yield curve spread options which are options tied to the shape of the U.S. interest rate swap curve. The U.S. interest rate swap curve is a type of interest rate curve that reflects the swap rate used in interest rate swap agreements with different maturities. A swap rate is the fixed interest rate that is exchanged for a floating interest rate in an interest rate swap agreement. A yield curve spread option is an option on the spread between two swap rates at different parts of the U.S. interest rate swap curve. When an investor purchases a yield curve spread option, the investor pays a fixed amount (premium) to acquire the right (but not the obligation) to receive a payment based on the difference between a chosen swap rate spread and the option’s strike price on the expiration date. If the swap rate spread closes above the option’s strike price at expiration, the investor will be entitled to receive the difference between the value of the swap rate spread and the strike price. If the swap rate spread closes below the strike price as of the expiration date, the option may end up worthless and the investor’s loss is limited to the amount of premium paid. A yield curve spread option’s payoff is determined by the difference between the swap rate spread and the option’s strike price. For example, a yield curve spread option could be purchased on the spread between the 2-year swap rate and the 10-year swap rate. Yield curve spread options are expected to (i) appreciate in value as the U.S. interest rate curve steepens or interest rate volatility increases and (ii) decrease in value or become worthless as the U.S. interest rate curve flattens or inverts, or as interest rate volatility declines. The U.S. interest rate swap curve “steepens” when the spread between swap rates on longer-term debt instruments and shorter-term debt instruments widens, “flattens” when such spread narrows, and “inverts” when swap rates on longer-term debt instruments become lower than those for shorter-term debt instruments (i.e., the spread is negative). The Fund generally expects the purchased yield curve spread options to reference the spread between the 2-year and 10-year swap rate, though the Fund may purchase yield curve spread options referencing other swap rate spreads. The Fund will purchase yield curve spread options such that the Fund will gain from steepening of the yield curve, while having a potential loss on the yield curve spread options limited to the premium paid for the yield curve spread options.

When the Fund purchases a yield curve spread option, the Fund pays a fixed amount (premium) to purchase the yield curve spread option. The Fund’s investments in yield curve spread options will be traded in the over-the counter (“OTC”) market. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller. These instruments would generally be subject to greater counterparty risk. Many of the protections afforded to exchange participants will not be available for OTC options and there are no daily price fluctuation limits. OTC instruments also may be subject to greater liquidity risk. Under the Fund’s yield curve spread option contracts, the Fund pays an upfront premium, and counterparties may be required to post variation margin. However, the Fund’s yield curve spread options contracts are subject to counterparty risk, which is the risk of non-performance by an options counterparty. Such non-performance could result in a material loss to the Fund.

The Fund’s investments in yield curve spread options have contractual expiration dates; therefore, to maintain consistent exposure to yield curve spread options, the Fund must periodically migrate out of yield curve spread options nearing expiration and into yield curve spread options with later expiration dates— a process referred to as “rolling.” The Fund generally expects to purchase yield curve spread options with a time-to-expiration of between six months and two years, though the Fund may purchase yield curve spread options with shorter or longer expirations. The Fund generally expects the purchased yield curve spread options to reference the spread between the 2-year and 10-year swap rate, though the Fund may purchase yield curve spread options referencing other swap rate spreads.

Under normal circumstances, the Fund generally expects to invest less than 20% of the Fund’s assets in yield curve spread options and to actively manage the Fund’s options investments to reduce the weight of such options in the Fund’s portfolio if their value increases above the desired amount. Similarly, the Fund generally expects to sell portfolio investments and reinvest
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proceeds in yield curve spread options if the value of such options declines below the desired amount. The Fund will actively manage the Fund’s investments in yield curve spread options to gain from steepening of the yield curve, while having a potential loss on the yield curve spread options limited to the premium paid for the yield curve spread options.

Investments in derivative instruments, such as options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only invests in long options as part of its principal investment strategy, the maximum loss for the Fund’s options position is the “options premium,” which is defined as the premium paid for the options and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the options premium. The Fund is likely to be significantly more volatile than a fund holding only long positions in the same TIPS as the Fund because the options component of the Fund could result in significant gains for the Fund or in a complete loss of the premium for the Fund’s options, which could result in the Fund losing a significant portion of its value. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds.

The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by a Fund’s Adviser, distributor and other service providers (including, but not limited to, sub-advisers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate a Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s Shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such Fund will meet its investment objective.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or
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instrumentalities (including government-sponsored enterprises (“GSE”)); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poor’s Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Pursuant to amendments adopted by the SEC in July 2014, money market fund regulations require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as well as permit (or, in certain circumstances, require) money market funds to impose liquidity fees and redemption gates for use in times of market stress. Any impact on the trading and value of money market instruments as a result of these money market fund regulations may negatively affect a Fund’s yield and return potential.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. The Fund may invest in swap contracts. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the
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counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to a Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of the Funds and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Funds and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with a Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with a Fund’s position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

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FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. The Funds, however, do not expect to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by a Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency, provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

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Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

A Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries, and capital gains on securities of certain foreign countries may be subject to taxation. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain un-invested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the securities markets of more developed countries. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

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Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Certain emerging market countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of such Fund.

Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy.

A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events, the United States and the Economic and Monetary Union of the European Union, along with the regulatory bodies of a number of countries, including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions and renewed existing economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes, and prohibition of all business, against certain Russian individuals and Russian corporate entities. Sanctions announced in February and March 2022 include measures against the Russian financial sector and restrictions on business in the Donetsk and Luhansk regions of Ukraine. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may
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negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of a Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Investments in Chinese A-Shares may pose additional risks relative to the risks of investing in emerging markets securities generally. A-Shares are issued by companies incorporated in mainland China and are traded in Renminbi (“RMB”) on the Shanghai Stock Exchange and Shenzhen Stock Exchange. Historically, direct participation in the A-Shares market has been limited to mainland Chinese investors. Foreign investors have been able to invest in the mainland Chinese securities markets through certain market-access programs. Among other programs, foreign investors may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect Programs”), which launched in 2014 and 2016, respectively. These Stock Connect Programs are novel, and Chinese regulators may alter or eliminate these programs at any time. The Stock Connect Programs are securities trading and clearing programs between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. The Stock Connect Programs are designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through the Stock Connect Programs is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities trading through the relevant Stock Connect Program. Accordingly, direct investments in A-Shares will be limited by the Daily Quota that limits total purchases through the Stock Connect Programs. The Daily Quota is utilized by all non-mainland Chinese investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the investors would be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs on a timely basis, which could affect the Funds’ ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are still relatively untested in mainland China, which could pose risks to a Fund. Moreover, A-Shares purchased through a Stock Connect Program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect Program in accordance with applicable rules. A primary feature of the Stock Connect Programs is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. mainland China). Therefore, a Fund’s investments in A-Shares via the Stock Connect Programs are subject to Chinese securities regulations and listing rules, among other restrictions. While A-Shares must be designated as eligible to be traded under a Stock Connect Program (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through the applicable Stock Connect Program. In addition, the Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the SEHK is not. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under the Stock Connect Programs under certain circumstances. Where such a suspension of trading is effected, a Fund’s ability to access A-Shares through the Stock Connect Programs will be adversely affected.
A Fund’s investments in A-Shares through the Stock Connect Program are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under Chinese law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a Fund under Chinese law is also uncertain,
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and there is a possibility that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund in the event of a credit event with respect to HKSCC, the Fund’s custodian, or other market participants.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

Other market access programs, each of which may present different risks, may also be used to provide non-Chinese investors with exposure to A-Shares. To the extent that the Funds do not utilize such other market access programs, any disruptions to the Stock Connect Program would be more likely to impact the Funds' ability to access exposure to A-Shares.

DERIVATIVES. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposes new requirements and restrictions on the Funds’ use of derivatives and eliminates the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds’ investment in such derivatives is limited through a value-at risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust, and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, each Fund may invest in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. A Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. A Fund will not use futures or options for speculative purposes. In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. Each Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund manage currency exposures.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

A Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract
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more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

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Successful use of futures by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. Each Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC REGULATION. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, each Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A “de minimis” amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Funds and the Adviser currently are engaged only in a de minimis amount of such transactions and, therefore, neither the Funds nor the Adviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Funds or the Adviser will continue to qualify under the applicable exclusion or exemption, as each Fund’s investments may change over time. If a Fund or the Adviser is subject to CFTC registration, it may incur additional costs or be subject to additional regulatory requirements.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. The value of a Fund’s holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

Past instability during the 2008-2009 financial downturn led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). The Funds comply with Rule 22e-4
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under the 1940 Act in managing illiquid investments. A Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act as well as securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other exchange-traded funds. An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act ("Rule 12d1-4"). Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Because the value of other investment company or ETF shares depends on the NAV or the demand in the market, respectively, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

POOLED INVESTMENT VEHICLES. The Funds may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Funds will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.  In addition, a Fund‘s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.

STRUCTURED PRODUCTS. The Funds may invest in structured products, including exchange traded notes (“ETNs”) and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the
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commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

LEVERAGE. Under the 1940 Act, a Fund is permitted to borrow from a bank up to 33 1/3% of its total net assets for short-term or emergency purposes. Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds. If the value of a Fund‘s assets increases, then leveraging would cause the Fund’s NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of a Fund‘s assets decreases, leveraging would cause the Fund’s NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Funds may incur additional expenses in connection with borrowings.

NEW FUND RISKS. The Funds are new funds, with limited operating history, which may result in additional risks for investors in the Funds. There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest in put options and call options and may write covered call and secured put options that the Adviser believes will help the Fund to achieve its investment objective. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

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A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase
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agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the applicable Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

WARRANTS. To the extent consistent with its investment policies, a Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the applicable Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

CORPORATE DEBT SECURITIES. A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt
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securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

U.S. GOVERNMENT SECURITIES. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac®”) and the Federal National Mortgage Association (“Fannie Mae®”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

RECENT MARKET CONDITIONS. Although each Fund seeks to achieve its investment objective, the performance of each Fund is subject to general market conditions.

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U.S. recession risk has increased as the Federal Reserve (Fed) increased interest rates at the fastest trajectory on record in an attempt to bring inflation back to target levels. The tight labor market helped the U.S. consumer remain resilient through this inflationary period. However, the personal savings rate has decreased to its lowest level since 2005. The feedback loop between employment and consumption remains a focus for tracking recession risk. While job layoffs have increased in tech related fields, the overall labor market has remained tight. But operating efficiency is likely to become a focus as consumers push back on price increases.

Currency markets reflect expected interest rate and economic growth differentials. While the language of the Fed remains hawkish, their shift to a slower rate raising trajectory as they approach their terminal rate changed the dynamics for the U.S. dollar and for international equity markets. This was compounded by economic growth concerns in both Europe and China moving away from peak pessimism, with Europe entering the winter with sufficient energy storage and China’s shift away from its zero-COVID policy.

The war between Russia and Ukraine contributed to elevated energy prices in 2022. Sanctions against the Russian energy industry in response to the war has reshaped global energy supply agreements. While Europe successfully shifted its energy supply agreements to restock their energy storage before the winter, energy remains a key risk factor to European economic growth and inflation pressures. Escalations or signs of moving towards negotiations could lead to near term energy price volatility. Additionally, the potential for improved Chinese economic growth is a key consideration for energy prices and other economic growth focused commodities. China’s shift away from its zero-COVID policy, its real estate rescue plan, and expectations of more easing of financial conditions could help restore confidence and stability, helping to improve Chinese economic growth during 2023. However, Chinese economic growth remains uncertain and the impact of higher COVID cases remains a risk factor.

It is impossible to predict the effects of these or similar events in the future on the Funds, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

PORTFOLIO TURNOVER

For the fiscal year ended November 30, 2022, the portfolio turnover rate for each Fund was as follows:

2022
Global X Interest Rate Hedge ETF	0.00%
Global X Interest Rate Volatility & Inflation Hedge ETF	2.73%

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding Shares, which is defined by the 1940 Act as: (i) more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Funds:

1.May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund
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may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

7.May not “concentrate” its investments in a particular industry or group of industries: except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In addition, if a Fund's holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund's investments, the Fund will act in accordance with Rule 22e-4 under the 1940 Act and will take action to reduce its holdings of illiquid securities within a reasonable time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Any investment restriction which involves a maximum percentage (other than the restriction set forth above in investment restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in investment restriction No. 2, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer’s securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities).

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
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PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) the Fund as the Fund is launched or thereafter, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Fund, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•any other method permitted pursuant to applicable law.

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The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed each Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in a Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interests of the Funds' shareholders. The policy is designed to: (i) protect the confidentiality of the Funds' non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Funds' portfolio holdings, or information derived from the Funds' portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if (i) such disclosure has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, (ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day portfolio holdings information will be provided to each Fund's transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on the Fund’s Website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of Shares (known as Creation Units) pursuant to legal requirements. Other than portfolio
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holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of a Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, including the Funds' independent registered public accounting firm, the Distributor, administrator and custodian, the Funds' legal counsel, the Funds' financial printer and the Funds' proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of a Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s Website at sec.gov. In addition, the Funds' Forms N-CSR and N-PORT filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Under the policy on disclosure of portfolio holdings, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business and affairs of the Trust are overseen by the Board of Trustees ("Board"). Subject to the provisions of the Trust's Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust's officers. The focus of the Board's oversight of the business and affairs of the Trust (each Fund, and the Trust's other series) is to protect the interests of the shareholders in the Fund and other relevant funds.

The Board appoints and oversees the Trust's officers and service providers. The Adviser is responsible for the day-to-day management and operations of the Trust and each of the funds, including the Fund, based on each fund's investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust's service providers (including, in particular, the Adviser) and the Trust's CCO. The Board is assisted by the Trust's independent registered public accounting firm (who reports directly to the Trust's Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Charles A. Baker, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and perform such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Luis Berruga is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. Berruga is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

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The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board's effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an "expert" within the meaning of the federal securities laws and (ii) the Board is not responsible for the day-to-day operations of the Trust and the Funds.

The Board of Trustees met five (5) times during the fiscal period ended November 30, 2022. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of March 1, 2023, each of the Trustees oversaw 114 funds (102 of which were operational). The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158.

Independent Trustees

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees during the Past 5 Years
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012)	114 (102 of which are operational)	Trustee of OSI ETF Trust (2016-2022)
Susan M. Ciccarone (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer)	114 (102 of which are operational)
Director of E78 Partners (since 2022); Director of ProSight Global, Inc. (since 2021); Director of Casa Holdco LP, parent of Celink (since 2018); Chairman, Payment Alliance International, Inc. (2019-2021)

Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015)	114 (102 of which are operational)	Chairman (since 2017) and Trustee (since 2015) of Clough Funds Trust; Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Chairman and Trustee of Elevation ETF Trust (2016-2018); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); and Trustee of Clough Global Opportunities Fund (since 2017)

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Interested Trustee/Officers

Name (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past 5 Years
Luis Berruga (1977)	Trustee (since 07/2018); President (since 2018)	Chief Executive Officer, GXMC (since 07/2018), Chief Financial Officer (since 02/2014) and Chief Operating Officer (09/2015 - 07/2018)	114 (102 of which are operational)	None
John Belanger (1982)	Chief Operating Officer and Chief Financial Officer (since 12/2020)	Chief Operating Officer and Head of Portfolio Management & Portfolio Administration, GXMC (since 12/2020); Portfolio Manager (12/2020-04/2022); Secretary of the Trust (03/2020-09/2020); Head of Product Management, GXMC (since 01/2020); Consultant to GXMC (09/2018-12/2019); Chief Operating Officer, Rex Shares, LLC (2014-2018)	n/a	n/a
Susan Lively (1981)	Secretary (since 09/2020)	General Counsel, GXMC (since 09/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020)	n/a	n/a
Eric Griffith[1] (1969)	Assistant Secretary (since 02/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018)	n/a	n/a
Joe Costello (1974)	Chief Compliance Officer (since 09/2016)	Chief Compliance Officer, GXMC (since 09/2016)	n/a	n/a
Ronnie Riven (1984)	Treasurer and Principal Accounting Officer (since 12/2020)	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018-12/2021); Director of Accounting and Finance at Barclays Center (2016-2018)	n/a	n/a
Eric Olsen[1] (1970)	Assistant Treasurer (since 05/2021)	Director of Accounting, SEI Investment Manager Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021)	n/a	n/a
1 These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he or she was selected to serve as a Trustee.

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Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including previously serving as Managing Director of NYSE Euronext. Additionally, Mr. Baker has experience serving as an independent director for an ETF trust.

Luis Berruga: Mr. Berruga has extensive knowledge of and experience in the financial services industry, including serving as President and Chief Operating Officer of the Adviser. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Susan M. Ciccarone: Ms. Ciccarone has extensive knowledge of and experience in the financial services and investment management industries. She is currently a partner of Further Global Capital Management, a private equity firm, and previously served as Chief Operating and Chief Financial Officer of an adviser to exchange traded funds. Ms. Ciccarone received her MBA from the Wharton School of the University of Pennsylvania.

Clifford J. Weber: Mr. Weber has experience previously serving as a senior executive of stock exchanges with responsibilities including ETF and exchange-traded product issues, experience with the structure and operations of ETFs, experience with secondary market transactions involving ETFs, and experience serving as a mutual fund independent director.

RISK MANAGEMENT OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of the business and affairs of the Trust and the Funds, the Board oversees the Adviser's day-to-day management of the risks to which the Trust and the Funds are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Funds; (ii) implementing of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Funds by relying on the Trust's compliance policies and procedures (i.e., the Trust's compliance program) as well as the compliance programs of the Trust's various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust's sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and the Trust's other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Funds are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Funds' investments with various regulatory and other requirements.

Because the day-to-day operations of the Funds are carried out by the Adviser, the risk exposure of the Trust and the Funds are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Funds directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on by the Board members. In large part, the Board oversees the Adviser's management of the Trust's risk management structure through the Board's review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust's CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust's service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust's compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust's compliance program. In connection with the CCO's annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust's compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds' investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Funds. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Funds' internal controls and financial reporting from the Trust's independent registered public accounting firm.

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The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Funds, their management and service providers. Although the risk management process, policies and procedures of the Funds, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve each Fund's investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust's financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended November 30, 2022, the Audit Committee held three (3) meetings.

NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board's adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust's operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders' nominees. During the fiscal period ended November 30, 2022, the Nominating and Governance Committee held two (2) meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust’s knowledge, as of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the shares of each Fund.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in a Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2022.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles A. Baker	None	None	$10,001-$50,000

Susan M. Ciccarone	None	None	None

Clifford J. Weber	None	None	None

Interested Trustee
Luis Berruga	Global X Interest Rate Hedge ETF	$1–$10,000	over $100,000
	Global X Interest Rate Volatility & Inflation Hedge ETF	$1–$10,000

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

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As of December 31, 2022, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Charles A. Baker	None	None	None	None	None
Susan M. Ciccarone	None	None	None	None	None
Clifford J. Weber	None	None	None	None	None
No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•the Funds;

•an officer of the Trust;

•an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•the Adviser or principal underwriter of the Funds;

•an officer of the Adviser or principal underwriter of the Funds;

•a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

•an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the funds, including the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust’s officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee for the fiscal year ended November 30, 2022, unless otherwise indicated.

Name of Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust*
Charles A. Baker	$1,316	$0	$182,500
Susan M. Ciccarone	$1,316	$0	$182,500
Clifford J. Weber	$1,316	$0	$182,500

* Information is as of December 31, 2022.

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CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER

The Adviser, Global X Management Company LLC, serves as investment manager to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 605 Third Avenue, 43rd Floor, New York, New York 10158. The Adviser was organized in Delaware on March 28, 2008 as a limited liability company. On July 2, 2018, the Adviser consummated a transaction pursuant to which the Adviser became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. ("Mirae"). In this manner, the Adviser is ultimately controlled by Mirae, which is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group.

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of each Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund's service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Funds.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of the Fund. The ability of the Adviser to successfully implement the Fund's investment strategies will influence such Fund's performance significantly.

The Fund pays the Adviser a fee ("Management Fee") for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. The Fund will pay a monthly Management Fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each Fund's respective average daily net assets).

Fund	Management Fee
Global X Interest Rate Hedge ETF	0.45%
Global X Interest Rate Volatility & Inflation Hedge ETF	0.45%

Each Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement ("Excluded Expenses") and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Certain funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by each Fund. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the
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Trust or by vote of a majority of a Fund's shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to a Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fees paid by each Fund to the Adviser and the aggregated amount of Management Fees reimbursed or waived by the Adviser (net of expenses reimbursed to the Adviser under the applicable Expense Limitation Agreement) for the fiscal year ended November 30, 2022 is set forth in the chart below.

	Management Fees Paid for the Fiscal Year Ended	Reimbursements or Waivers for the Fiscal Year Ended
Fund	November 30, 2022	November 30, 2022	Date of Commencement of Investment Operations
Global X Interest Rate Hedge ETF	$6,674	N/A	07/05/2022
Global X Interest Rate Volatility & Inflation Hedge ETF	$5,456	N/A	07/05/2022

PORTFOLIO MANAGERS

The portfolio managers Nam To, Wayne Xie, Kimberly Chan, Vanessa Yang and Sandy Lu are employees of the Adviser.

Portfolio Manager's Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager's relative experience and contribution to the Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon (a) individual performance in the functional aspects of the portfolio manager role, (b) achievement of strategic goals related to process and technology improvement, and (c) overall company performance.  Portfolio manager compensation is not tied to the performance of the individual funds themselves.  Senior members of the portfolio management team may have stock options of the Adviser.

Other Accounts Managed by Portfolio Managers

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute a Fund's trades. The Adviser has structured a portfolio manager's compensation in a manner, and the Funds and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.

The Portfolio Managers were responsible for the management of the following accounts as of November 30, 2022, unless otherwise stated:
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	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nam To	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Wayne Xie	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Kimberly Chan	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Vanessa Yang	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Sandy Lu	Registered investment companies	97	$37,886,574,329	0	$0.00
	Other pooled investment vehicles	27	$310,177,964	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Although the Funds in the Trust that are managed by Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang may have different investment strategies than other accounts or funds managed by them, the Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. To, Xie and Lu and Ms. Chan and Ms. Yang or the Adviser.

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in a Fund as of November 30, 2022, unless otherwise stated:
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Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Nam To	Global X Interest Rate Hedge ETF	None
Wayne Xie	Global X Interest Rate Hedge ETF	None
Kimberly Chan	Global X Interest Rate Hedge ETF	None
Vanessa Yang	Global X Interest Rate Hedge ETF	None
Sandy Lu	Global X Interest Rate Hedge ETF	None

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Nam To	Global X Interest Rate Volatility & Inflation Hedge ETF	None
Wayne Xie	Global X Interest Rate Volatility & Inflation Hedge ETF	None
Kimberly Chan	Global X Interest Rate Volatility & Inflation Hedge ETF	None
Vanessa Yang	Global X Interest Rate Volatility & Inflation Hedge ETF	None
Sandy Lu	Global X Interest Rate Volatility & Inflation Hedge ETF	None

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Funds with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions with respect to the Funds, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Funds. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds are considered at or about the same time, transactions in such securities are allocated among the Funds in a manner deemed equitable to the Funds by the Adviser. Bundling or bunching transactions for the Funds is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Funds.

The aggregate brokerage commissions paid by the Funds during the fiscal period ended November 30, 2022 is set forth in the chart below.

Brokerage Commission Paid for the Fiscal Period Ended
Fund	November 30, 2022	Date of Commencement of Investment Operations
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Global X Interest Rate Hedge ETF	N/A	07/05/2022
Global X Interest Rate Volatility & Inflation Hedge ETF	N/A	07/05/2022

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board of Trustees' oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with each Fund's and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm, Glass Lewis & Co. ("Glass Lewis"), an independent third party proxy service that is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.

I. General Guidelines

Except in instances where the Adviser has provided Glass Lewis with different direction, Glass Lewis has agreed to vote proxies in accordance with recommendations developed by Glass Lewis and overseen by the Adviser. The Glass Lewis guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The Glass Lewis guidelines encourage the maximization of return for shareholders through identifying and avoiding financial, audit and corporate governance risks. Detailed information on Glass Lewis's proxy voting guidelines are available under "Proxy Paper GuidelinesTM" from Glass Lewis at www.glasslewis.com/guidelines.

The Proxy Voting Policies are designed to ensure that all issues brought to shareholders are analyzed in light of the Adviser's fiduciary responsibilities. The Proxy Voting Policies address the Adviser's oversight of Glass Lewis, as well as when securities on loan are recalled to participate in proxy votes. Additionally, the Proxy Voting Policies address material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. In situations in which there is a conflict of interest between the interests of the Adviser or its affiliates and the interests of the Fund's shareholders, the Adviser will take necessary actions to resolve the conflict and to protect the interests of shareholders.

II. Oversight of Third Party Solicitation Firm

The Adviser has reviewed the principles and procedures employed by Glass Lewis in making recommendations on voting proxies on each issue presented, and has satisfied itself that Glass Lewis's recommendations are (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders, and not serve other unrelated or improper interests. The Adviser shall review its determinations as to Glass Lewis at least annually.

III. Record of Proxy Voting

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services (“SEIGFS”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

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The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. (“SIDCO”), with principal offices at One Freedom Valley Drive, Oaks, PA 19456, serves as the Funds' underwriter and distributor of Creation Units. The distributor has no obligation to sell any specific quantity of Shares of the Funds. SIDCO bears the following costs and expenses relating to the distribution of Shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO’s reckless disregard of its duties and obligations under the Distribution Agreement. SIDCO, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to SIDCO or to otherwise promote the sale of shares.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, is the custodian of the Trust’s portfolio securities and cash on behalf of the Fund. BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Fund.

BNY Mellon also serves as the Trust’s transfer agent on behalf of the Fund for which it acts as custodian. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (“Declaration”) permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each Share of each Fund represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem Shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of such Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of Shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing Shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund‘s Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
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The proceeds received by each Fund for each issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. The funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class
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thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the “Shareholder Information” section in the Prospectus. The Depository Trust Company (“DTC”) acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC
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Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

TRANSACTIONS IN CREATION UNITS

Each Fund may issue or redeem Creation Units in return for a “custom basket” or a “standard basket” of cash and/or securities that such Fund specifies any Business Day (defined below). A custom basket is defined as either (i) a basket that is composed of a nonrepresentative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. A standard basket is a basket of securities, assets or other positions that is generally representative of a Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units.

All standard and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of a Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) a specification of the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters.

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CREATION UNIT AGGREGATIONS

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of Shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s portfolio and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of a Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a cash in lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may
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be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase Shares of a Fund. With respect to a Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or cash in lieu amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time (as described below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 2:00 p.m., Eastern Time or (ii) two hours before the closing time of the trading session on the Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of a Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund including instances in which: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the
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Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date). However, as discussed in this SAI, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds related to “foreign investments” (i.e., any security, asset or other position of the Fund issued by a foreign issuer that is traded on a trading market outside of the United States) in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by each Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. In the case of cash creations or where a Fund permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. As a result, in order to seek to replicate the in-kind creation order process, the Funds expect0to purchase, in the secondary market or to otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at the which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s
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discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Authorized Participants are also responsible for the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. The following table sets forth each Fund’s standard creation transaction fees. The fees may be waived for a Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases
Global X Interest Rate Hedge ETF	$250
Global X Interest Rate Volatility & Inflation Hedge ETF	$250

REDEMPTION OF CREATION UNITS

Shares of a Fund may be redeemed only in Creation Units at its NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X Interest Rate Hedge ETF	$250	2%
Global X Interest Rate Volatility & Inflation Hedge ETF	$250	2%

*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 2:00 p.m., Eastern Time or (ii) two hours before the closing time of the trading session on the Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption
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request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, settlement will occur as soon as practicable, but in any event no longer than fifteen days after the tender of Shares is received in proper form.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of Shares being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, all as permitted by the 1940 Act. The Fund further reserves the right to settle redemption transactions and deliver redemption proceeds related to foreign investments in excess of seven days with settlement as soon as practicable, but in no event later than 15 days after the tender of shares for redemption in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays, subject to a maximum of 15 days as permitted by rule. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the
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Trust may in its discretion redeem such shares in cash (i.e., U.S. dollars or non U.S. currency), and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances involving foreign investments in which payment may be delayed in order to accommodate local market holidays, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments. In such instances, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds as soon as practicable, but in no event later than 15 days after the tender of shares for redemption.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s custodian, and that the fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of each Fund may trade on the Exchange on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that
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may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to Shares of a Fund, persons who borrow in order to acquire Shares, and certain foreign taxpayers). Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017. Unless otherwise noted, this discussion assumes Shares of each Fund are held by U.S. shareholders and that such Shares are held as capital assets. No representation is made as to the tax consequences of the operation of any Fund.

U.S. SHAREHOLDER

A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Shares.

FUND TAXATION

Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. As a RIC, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a RIC.

In addition to satisfaction of the Distribution Requirement, a Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”). A “qualified publicly traded partnership” (“QPTP”) is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”. However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is as described above.

Also, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including securities of a QPTP) of such issuer), and no more
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than 25% of the value of the Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more QPTPs (the “Asset Diversification Requirement”). Each Fund intends to comply with these requirements.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, a Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. Actively managed funds, like the Fund, tend to have higher portfolio turnovers than funds that track an index.

A RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses.

SECTIONS 351 AND 362

The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if,
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pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

FOREIGN TAXES

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes and more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Funds expect0to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by a Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per Share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF FUND DISTRIBUTIONS

Distributions. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income except as described below for qualified dividends.

Return of Capital. Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his Shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Extraordinary Dividends. If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it
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holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

Corporate Dividends-Received Deduction. A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

Medicare Tax. Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies, are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the
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result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
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If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest may not qualify for the passthrough of foreign tax credits to shareholders.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
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Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund‘s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by such Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Requirement, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

SALES OF SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. A redemption of Shares by a Fund will be treated as a sale. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

The Fund generally expects to redeem a significant portion of Creation Units for cash and, therefore, may recognize more capital gains than if it redeemed Creation Units in-kind.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares.

COST BASIS REPORTING

Federal law requires that mutual fund companies or intermediaries report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund or intermediaries (broker) will choose or has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the broker will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A broker’s standing tax lot identification method is the method covered Shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the standing method and will be able to do so at the time of your purchase or upon the sale of covered Shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances. Shareholders will be notified as to which default tax lot identification method their broker will use.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A broker is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BACKUP WITHHOLDING

Withholding is required on dividends and gross sales proceeds paid to any shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, capital gain dividends reported shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. Generally, dividends reported to shareholders as interest-related dividends paid from the Fund’s qualified net interest income from U.S. sources and short-term capital gain dividends reported to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares, however based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective shareholder’s own situation, including investments through an intermediary.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the Exchange (normally 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

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In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A market valuation generally means a valuation (i) obtained from an exchange, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. SEIGFS may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser.

The Fund will publish the following information on the Fund’s website for each portfolio holding that will form the basis of the next calculation of current net asset value per share: (A) the ticker symbol (if available); (B) CUSIP or other identifier; (C) a description of the holding; (D) quantity of each security or other asset held; and (E) the percentage weight of the holding in the portfolio.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund‘s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for certain funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares of the Funds. The Trust
54

reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of November 30, 2022, including the notes thereto, and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust's November 30, 2022 Annual Report to shareholders. The Annual Report will be delivered upon request.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of March 1, 2023, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of the following Funds.

Global X Interest Rate Hedge ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	39.26%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	25.64%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	22.08%

Global X Interest Rate Volatility & Inflation Hedge ETF (

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Ave, New York, NY 10179	50.01%
Goldman, Sachs & Co. LLC 180 Maiden Lane, New York, NY 10038	23.17%
BofA Securities, Inc. 1 Bryant Park, New York, NY 10036	21.59%

55

INDEPENDENT TRUSTEE COUNSEL

Stradley Ronon Stevens & Young, LLP, with offices at 2000 K Street N.W., Suite 700, Washington, DC 20006, is Fund Counsel and Counsel to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Funds' independent registered public accounting firm.

SECURITIES LENDING AGENTS

The Bank of New York Mellon and Brown Brothers Harriman & Co. serve as the securities lending agents for the Trust.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
56

Appendix A

Description of Corporate Bond Ratings

Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Description of Moody's Investors Service, Inc. - Global Long-Term Obligation Ratings

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Investors Service, Inc. - National Long-Term Scale Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
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Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Description of S&P Global Ratings' - Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature and provisions of the obligation, and the promise S&P Global Ratings imputes.

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

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CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of DBRS - Long Term Obligation Ratings:

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

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PART C
OTHER INFORMATION

Item 28.

(a)	(1)	Certificate of Trust dated as of March 6, 2008. 1/
	(2)	Declaration of Trust. 2/
	(3)	Amended and Restated Schedule A to the Declaration of Trust dated December 5, 2008. 4/
	(4)	Amended and Restated Schedule A to the Declaration of Trust dated September 18, 2009. 5/
	(5)	Amended and Restated Schedule A to the Declaration of Trust dated April 6, 2010. 7/
	(6)	Amended and Restated Schedule A to the Declaration of Trust dated June 9, 2010. 8/
	(7)	Amended and Restated Schedule A to the Declaration of Trust dated August 27, 2010. 9/
	(8)	Amended and Restated Schedule A to the Declaration of Trust dated November 17, 2010. 10/
	(9)	Amended and Restated Schedule A to the Declaration of Trust dated February 25, 2011. 11/
	(10)	Amended and Restated Schedule A to the Declaration of Trust dated May 11, 2011. 12/
	(11)	Amended and Restated Schedule A to the Declaration of Trust dated August 19, 2011. 13/
	(12)	Amended and Restated Schedule A to the Declaration of Trust dated November 11, 2011. 14/
	(13)	Amended and Restated Schedule A to the Declaration of Trust dated February 24, 2012. 18/
	(14)	Amended and Restated Schedule A to the Declaration of Trust dated May 25, 2012. 19/
	(15)	Amended and Restated Schedule A to the Declaration of Trust dated August 24, 2012. 20/
	(16)	Amended and Restated Schedule A to the Declaration of Trust dated November 16, 2012. 21/
	(17)	Amended and Restated Schedule A to the Declaration of Trust dated February 22, 2013. 22/
	(18)	Amended and Restated Schedule A to the Declaration of Trust dated October 28, 2013. 24/
	(19)	Amended and Restated Schedule A to the Declaration of Trust dated November 15, 2013. 25/
	(20)	Amended and Restated Schedule A to the Declaration of Trust dated September 5, 2014. 27/
	(21)	Amended and Restated Schedule A to the Declaration of Trust dated November 14, 2014. 30/
	(22)	Amended and Restated Schedule A to the Declaration of Trust dated March 10, 2015. 31/
	(23)	Amended and Restated Schedule A to the Declaration of Trust dated April 21, 2015. 32/
	(24)	Amended and Restated Schedule A to the Declaration of Trust dated May 29, 2015. 33/
	(25)	Amended and Restated Schedule A to the Declaration of Trust dated September 11, 2015. 34/
	(26)	Amended and Restated Schedule A to the Declaration of Trust dated November 13, 2015. 34/
	(27)	Amended and Restated Schedule A to the Declaration of Trust dated February 26, 2016. 34/
	(28)	Amended and Restated Schedule A to the Declaration of Trust dated April 19, 2016. 35/
	(29)	Amended and Restated Schedule A to the Declaration of Trust dated September 9, 2016. 36/
	(30)	Amended and Restated Schedule A to the Declaration of Trust dated February 24, 2017. 37/
	(31)	Amended and Restated Schedule A to the Declaration of Trust dated September 20, 2017. 38/
	(32)	Amended and Restated Schedule A to the Declaration of Trust dated February 23, 2018. 39/
	(33)	Amended and Restated Schedule A to the Declaration of Trust dated May 23, 2018. 40/
	(34)	Amended and Restated Schedule A to the Declaration of Trust dated September 13, 2018. 43/
	(35)	Amended and Restated Schedule A to the Declaration of Trust dated November 13, 2018. 44/
	(36)	Amended and Restated Schedule A to the Declaration of Trust dated June 13, 2019. 48/
	(37)	Amended and Restated Schedule A to the Declaration of Trust dated as of February 18, 2020. 54/
	(38)	Amended and Restated Schedule A to the Declaration of Trust dated as of July 23, 2020. 56/
	(39)	Amended and Restated Schedule A to the Declaration of Trust dated as of November 11, 2020. 61/
	(40)	Amended and Restated Schedule A to the Declaration of Trust dated as of November 11, 2020. 62/
	(41)	Amended and Restated Schedule A to the Declaration of Trust dated as of March 24, 2021. 65/
	(42)	Amended and Restated Schedule A to the Declaration of Trust dated as of May 21, 2021. 66/
	(43)	Amended and Restated Schedule A to the Declaration of Trust dated as of August 4, 2021. 69/
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	(44)	Amended and Restated Schedule A to the Declaration of Trust dated as of September 17, 2021. 69/
	(45)	Amended and Restated Schedule A to the Declaration of Trust dated as of November 12, 2021. 71/
	(46)	Amended and Restated Schedule A to the Declaration of Trust dated as of January 7, 2022. 72/
	(47)	Amended and Restated Schedule A to the Declaration of Trust dated as of February 25, 2022. 74/
	(48)	Amended and Restated Schedule A to the Declaration of Trust dated as of August 10, 2022. 79/
	(49)	Amended and Restated Schedule A to the Declaration of Trust dated as of September 16, 2022. 83/
	(50)	Amended and Restated Schedule A to the Declaration of Trust dated as of November 11, 2022. 85/
	(51)	Amended and Restated Schedule A to the Declaration of Trust dated as of February 24, 2023. 88/
(b)	(1)	By-Laws of the Registrant. 2/
	(2)	Form of Amendment to By-Laws of the Registrant. 51/
(c)		Instruments Defining Rights of Security Holders, reference is made to: Article III, V, VI and VIII of the Declaration of Trust; Article III and VIII of the By-Laws; and Part B Statement of Additional Information - Item 22.
(d)	(1)	Investment Advisory Agreement. 42/
	(2)	Interim Investment Advisory Agreement. 42/
	(3)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 13, 2018. 43/
	(4)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated November 13, 2018. 44/
	(5)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated March 1, 2019. 44/
	(6)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated June 13, 2019. 48/
	(7)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 13, 2019. 49/
	(8)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated November 15, 2019. 51/
	(9)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated February 18, 2020. 54/
	(10)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated July 23, 2020. 56/
	(11)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated November 11, 2020. 63/
	(12)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated February 22, 2021. 64/
	(13)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated February 26, 2021. 65/
	(14)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated May 21, 2021. 66/
	(15)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated August 4, 2021. 69/
	(16)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 17, 2021. 69/
	(17)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated November 12, 2021. 71/
	(18)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated January 7, 2022. 72/
	(19)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated February 25, 2022. 74/
	(20)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated August 10, 2022. 81/
	(21)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated September 16, 2022. 83/
	(22)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated November 11, 2022.85/
	(23)	Amended and Restated Exhibit A to the Investment Advisory Agreement dated February 24, 2023. 88/
	(24)	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (USA) LLC. dated May 14, 2020. 54/
	(25)	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (Hong Kong) Limited dated November 11, 2020. 63/
	(26)	Investment Advisory and Management Agreement between Global X Management Company LLC and the Global X Bitcoin Strategy Subsidiary I Limited dated as of November 9, 2021. 70/
	(27)	Sub-Advisory Agreement between Global X Funds and Mirae Asset Global Investments (Hong Kong) Limited dated October 25, 2022. 83/
(e)	(1)	Form of Distribution Agreement. 2/
	(2)	Form of Authorized Participant Agreement. 3/
	(3)	Amendment Number One to the Distribution Agreement. 5/
	(4)	Amendment Number Two to the Distribution Agreement. 7/
	(5)	Amendment Number Three to the Distribution Agreement. 8/
	(6)	Amendment Number Four to the Distribution Agreement. 9/
	(7)	Amendment Number Five to the Distribution Agreement. 49/
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	(8)	Amendment Number Six to the Distribution Agreement. 57/
(f)		Not Applicable.
(g)	(1)	Form of Custodian Agreement with Brown Brothers Harriman & Co. ("BBH"). 2/
	(2)	Amendment to the Custodian Agreement with BBH. 5/
	(3)	Amendment to the Custodian Agreement with BBH. 7/
	(4)	Amendment to the Custodian Agreement with BBH. 8/
	(5)	Amendment to the Custodian Agreement with BBH. 9/
	(6)	Amendment to the Custodian Agreement with BBH. 10/
	(7)	Amendment to the Custodian Agreement with BBH. 11/
	(8)	Amendment to the Custodian Agreement with BBH. 12/
	(9)	Amendment to the Custodian Agreement with BBH. 13/
	(10)	Amendment to the Custodian Agreement with BBH. 14/
	(11)	Amendment to the Custodian Agreement with BBH. 15/
	(12)	Amendment to the Custodian Agreement with BBH. 18/
	(13)	Amendment to the Custodian Agreement with BBH. 19/
	(14)	Amendment to the Custodian Agreement with BBH. 20/
	(15)	Amendment to the Custodian Agreement with BBH. 21/
	(16)	Amendment to the Custodian Agreement with BBH. 22/
	(17)	Amendment to the Custodian Agreement with BBH. 24/
	(18)	Amendment to the Custodian Agreement with BBH. 25/
	(19)	Amendment to the Custodian Agreement with BBH. 27/
	(20)	Amendment to the Custodian Agreement with BBH (as of November 14, 2014). 31/
	(21)	Amendment to the Custodian Agreement with BBH (as of March 10, 2015). 31/
	(22)	Amendment to the Custodian Agreement with BBH (as of April 21, 2015). 32/
	(23)	Amendment to the Custodian Agreement with BBH (as of May 29, 2015). 33/
	(24)	Amendment to the Custodian Agreement with BBH (as of September 11, 2015). 34/
	(25)	Amendment to the Custodian Agreement with BBH (as of November 13, 2015). 34/
	(26)	Amendment to the Custodian Agreement with BBH (as of February 26, 2016). 34/
	(27)	Amendment to the Custodian Agreement with BBH (as of April 19, 2016). 35/
	(28)	Amendment to the Custodian Agreement with BBH (as of September 9, 2016). 36/
	(29)	Amendment to the Custodian Agreement with BBH (as of February 24, 2017). 37/
	(30)	Amendment to the Custodian Agreement with BBH (as of July 19, 2017). 67/
	(31)	Amendment to the Custodian Agreement with BBH (as of September 20, 2017). 38/
	(32)	Amendment to the Custodian Agreement with BBH (as of February 23, 2018). 39/
	(33)	Amendment to the Custodian Agreement with BBH (as of May 23, 2018). 40/
	(34)	Amendment to the Custodian Agreement with BBH (as of September 13, 2018). 43/
	(35)	Amendment to the Custodian Agreement with BBH (as of November 13, 2018). 44/
	(36)	Amendment to the Custodian Agreement with BBH (as of June 13, 2019). 48/
	(37)	Amendment to the Custodian Agreement with BBH (as of August 16, 2019). 48/
	(38)	Amendment to the Custodian Agreement with BBH (as of October 24, 2019). 51/
	(39)	Amendment to the Custodian Agreement with BBH (as of February 18, 2020). 54/
	(40)	Amendment to the Custodian Agreement with BBH (as of July 23, 2020). 56/
	(41)	Amendment to the Custodian Agreement with BBH (as of November 11, 2020). 62/
	(42)	Amendment to the Custodian Agreement with BBH (as of February 26, 2021). 65/
	(43)	Amendment to the Custodian Agreement with BBH (as of May 21, 2021). 66/
	(44)	Amendment to the Custodian Agreement with BBH (as of August 4, 2021). 68/
	(45)	Amendment to the Custodian Agreement with BBH (as of September 17, 2021). 69/
	(46)	Amendment to the Custodian Agreement with BBH (as of November 12, 2021). 71/
	(47)	Amendment to the Custodian Agreement with BBH (as of February 25, 2022). 74/
62

	(48)	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) dated September 27, 2022. 80/
	(49)	Amendment to the Custodian Agreement with BNY Mellon dated December 22, 2022. 85/
	(50)	Amendment to the Custodian Agreement with BNY Mellon dated February 9, 2023. 86/
	(51)	Amendment to the Custodian Agreement with BNY Mellon dated March 23, 2023. *
	(52)	Foreign Custody Manager Agreement with BNY Mellon dated December 7, 2022. 86/
	(53)	Amendment to Foreign Custody Manager Agreement with BNY Mellon dated February 9, 2023. 86/
	(54)	Amendment to Foreign Custody Manager Agreement with BNY Mellon dated March 23, 2023. *
(h)	(1)	Form of Transfer Agency Services Agreement with BBH. 2/
	(2)	Amendment to the Transfer Agency Services Agreement with BBH. 5/
	(3)	Amendment to the Transfer Agency Services Agreement with BBH. 7/
	(4)	Amendment to the Transfer Agency Services Agreement with BBH. 8/
	(5)	Amendment to the Transfer Agency Services Agreement with BBH. 9/
	(6)	Amendment to the Transfer Agency Services Agreement with BBH. 10/
	(7)	Amendment to the Transfer Agency Services Agreement with BBH. 11/
	(8)	Amendment to the Transfer Agency Services Agreement with BBH. 12/
	(9)	Amendment to the Transfer Agency Services Agreement with BBH. 13/
	(10)	Amendment to the Transfer Agency Services Agreement with BBH. 14/
	(11)	Amendment to the Transfer Agency Services Agreement with BBH. 15/
	(12)	Amendment to the Transfer Agency Services Agreement with BBH. 18/
	(13)	Amendment to the Transfer Agency Services Agreement with BBH. 19/
	(14)	Amendment to the Transfer Agency Services Agreement with BBH. 20/
	(15)	Amendment to the Transfer Agency Services Agreement with BBH. 21/
	(16)	Amendment to the Transfer Agency Services Agreement with BBH. 22/
	(17)	Amendment to the Transfer Agency Services Agreement with BBH. 24/
	(18)	Amendment to the Transfer Agency Services Agreement with BBH. 25/
	(19)	Amendment to the Transfer Agency Services Agreement with BBH. 27/
	(20)	Amendment to the Transfer Agency Services Agreement with BBH (as of November 14, 2014). 31/
	(21)	Amendment to the Transfer Agency Services Agreement with BBH (as of March 10, 2015). 31/
	(22)	Amendment to the Transfer Agency Services Agreement with BBH (as of April 21, 2015). 32/
	(23)	Amendment to the Transfer Agency Services Agreement with BBH (as of May 29, 2015). 33/
	(24)	Amendment to the Transfer Agency Services Agreement with BBH (as of September 11, 2015). 34/
	(25)	Amendment to the Transfer Agency Services Agreement with BBH (as of November 13, 2015). 34/
	(26)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 26, 2016). 34/
	(27)	Amendment to the Transfer Agency Services Agreement with BBH (as of April 19, 2016). 35/
	(28)	Amendment to the Transfer Agency Services Agreement with BBH (as of September 9, 2016). 36/
	(29)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 24, 2017). 37/
	(30)	Amendment to the Transfer Agency Services Agreement with BBH (as of July 19, 2017). 67/
	(31)	Amendment to the Transfer Agency Services Agreement with BBH (as of September 20, 2017). 38/
	(32)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 23, 2018). 39/
	(33)	Amendment to the Transfer Agency Services Agreement with BBH (as of May 23, 2018). 40/
	(34)	Amendment to the Transfer Agency Services Agreement with BBH (as of September 13, 2018). 43/
	(35)	Amendment to the Transfer Agency Services Agreement with BBH (as of November 13, 2018). 44/
	(36)	Amendment to the Transfer Agency Services Agreement with BBH (as of June 13, 2019). 48/
	(37)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 18, 2020). 54/
	(38)	Amendment to the Transfer Agency Services Agreement with BBH (as of July 23, 2020). 56/
	(39)	Amendment to the Transfer Agency Services Agreement with BBH (as of November 11, 2020). 62/
	(40)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 26, 2021). 65/
	(41)	Amendment to the Transfer Agency Services Agreement with BBH (as of May 21, 2021). 66/
	(42)	Amendment to the Transfer Agency Services Agreement with BBH (as of August 4, 2021). 68/
63

(43)	Amendment to the Transfer Agency Services Agreement with BBH (as of September 17, 2021). 69/
(44)	Amendment to the Transfer Agency Services Agreement with BBH (as of November 12, 2021). 71/
(45)	Amendment to the Transfer Agency Services Agreement with BBH (as of February 25, 2022). 74/
(46)	Transfer Agency and Service Agreement with BNY Mellon dated September 20, 2022. 80/
(47)	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated December 22, 2022. 85/
(48)	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated February 9, 2023. 86/
(49)	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated March 23, 2023. *
(50)	Form of Administration Agreement. 2/
(51)	Interim Supervision and Administration Agreement. 43/
(52)	Amended and Restated Supervision and Administration Agreement dated July 2, 2018. 43/
(53)	Amended and Restated Schedule A dated September 13, 2018 to the Amended and Restated Supervision and Administration Agreement. 43/
(54)	Amended and Restated Schedule A dated November 13, 2018 to the Amended and Restated Supervision and Administration Agreement. 44/
(55)	Amended and Restated Schedule A dated March 1, 2019 to the Amended and Restated Supervision and Administration Agreement. 44/
(56)	Amended and Restated Schedule A dated April 1, 2019 to the Amended and Restated Supervision and Administration Agreement. 46/
(57)	Amended and Restated Schedule A dated June 13, 2019 to the Amended and Restated Supervision and Administration Agreement. 48/
(58)	Amended and Restated Schedule A dated September 13, 2019 to the Amended and Restated Supervision and Administration Agreement. 49/
(59)	Amended and Restated Schedule A dated November 15, 2019 to the Amended and Restated Supervision and Administration Agreement. 51/
(60)	Supervision and Administration Agreement with respect to the Global X Thematic Growth ETF dated September 25, 2019. 49/
(61)	Amended and Restated Schedule A dated February 18, 2020 to the Amended and Restated Supervision and Administration Agreement. 54/
(62)	Amended and Restated Schedule A dated April 1, 2020 to the Amended and Restated Supervision and Administration Agreement. 54/
(63)	Amended and Restated Schedule A dated July 23, 2020 to the Amended and Restated Supervision and Administration Agreement. 56/
(64)	Amended and Restated Schedule A dated November 11, 2020 to the Amended and Restated Supervision and Administration Agreement. 63/
(65)	Amended and Restated Schedule A dated February 22, 2021 to the Amended and Restated Supervision and Administration Agreement. 64/
(66)	Amended and Restated Schedule A dated March 24, 2021 to the Amended and Restated Supervision and Administration Agreement. 65/
(67)	Amended and Restated Schedule A dated May 21, 2021 to the Amended and Restated Supervision and Administration Agreement. 68/
(68)	Amended and Restated Schedule A dated August 4, 2021 to the Amended and Restated Supervision and Administration Agreement. 69/
(69)	Amended and Restated Schedule A dated September 17, 2021 to the Amended and Restated Supervision and Administration Agreement. 69/
(70)	Amended and Restated Schedule A dated September 28, 2021 to the Amended and Restated Supervision and Administration Agreement. 69/
(71)	Amended and Restated Schedule A dated September 28, 2021 to the Amended and Restated Supervision and Administration Agreement. 69/
(72)	Amended and Restated Schedule A dated November 5, 2021 to the Amended and Restated Supervision and Administration Agreement. 70/
(73)	Amended and Restated Schedule A dated November 5, 2021 to the Amended and Restated Supervision and Administration Agreement. 70/
(74)	Amended and Restated Schedule A dated November 12, 2021 to the Amended and Restated Supervision and Administration Agreement. 71/
(75)	Amended and Restated Schedule A dated January 7, 2022 to the Amended and Restated Supervision and Administration Agreement. 72/
(76)	Amended and Restated Schedule A dated February 25, 2022 to the Amended and Restated Supervision and Administration Agreement. 78/
64

(77)	Amended and Restated Schedule A dated August 10, 2022 to the Amended and Restated Supervision and Administration Agreement. 81/
(78)	Amended and Restated Schedule A dated September 16, 2022 to the Amended and Restated Supervision and Administration Agreement. 83/
(79)	Amended and Restated Schedule A dated November 11, 2022 to the Amended and Restated Supervision and Administration Agreement. 85/
(80)	Amended and Restated Schedule A dated November 11, 2022 to the Amended and Restated Supervision and Administration Agreement. 85/
(81)	Amended and Restated Schedule A dated February 24, 2023 to the Amended and Restated Supervision and Administration Agreement. 88/
(82)	Amended and Restated Schedule A dated February 24, 2023 to the Amended and Restated Supervision and Administration Agreement. 88/
(83)	Form of Sub-Administration Agreement. 53/
(84)	Amendment Number One to Sub-Administration Agreement. 5/
(85)	Amendment Number Two to Sub-Administration Agreement. 7/
(86)	Amendment Number Eight to Sub-Administration Agreement. 13/
(87)	Amendment Number Fifteen to Sub-Administration Agreement. 26/
(88)	Amendment Number Eighteen to Sub-Administration Agreement. 27/
(89)	Amendment Number Nineteen to Sub-Administration Agreement. 30/
(90)	Amendment Number Twenty to Sub-Administration Agreement. 31/
(91)	Amendment Number Twenty-One to Sub-Administration Agreement. 32/
(92)	Amendment Number Twenty-Two to Sub-Administration Agreement. 33/
(93)	Amendment Number Twenty-Three to Sub-Administration Agreement. 33/
(94)	Amendment Number Twenty-Four to Sub-Administration Agreement. 34/
(95)	Amendment Number Twenty-Five to Sub-Administration Agreement. 34/
(96)	Amendment Number Twenty-Six to Sub-Administration Agreement. 34/
(97)	Amendment Number Twenty-Seven to Sub-Administration Agreement. 34/
(98)	Amendment Number Twenty-Eight to Sub-Administration Agreement. 35/
(99)	Amendment Number Twenty-Nine to Sub-Administration Agreement. 36/
(100)	Amendment Number Thirty to Sub-Administration Agreement. 36/
(101)	Amendment Number Thirty-One to Sub-Administration Agreement. 37/
(102)	Amendment Number Thirty-Two to Sub-Administration Agreement. 38/
(103)	Amendment Number Thirty-Three to Sub-Administration Agreement. 39/
(104)	Amendment Number Thirty-Four to Sub-Administration Agreement. 40/
(105)	Amendment Number Thirty-Five to Sub-Administration Agreement. 43/
(106)	Amendment Number Thirty-Six to Sub-Administration Agreement. 44/
(107)	Amendment Number Thirty-Seven to Sub-Administration Agreement. 48/
(108)	Amendment Number Thirty-Eight to Sub-Administration Agreement. 48/
(109)	Amendment Number Thirty-Nine to Sub-Administration Agreement. 55/
(110)	Amendment Number Forty-One to Sub-Administration Agreement. 56/
(111)	Amendment Number Forty-Two to Sub-Administration Agreement (redacted). 57/
(112)	Amendment Number Forty-Three to Sub-Administration Agreement. 64/
(113)	Amendment Number Forty-Four to Sub-Administration Agreement. 65/
(114)	Amendment Number Forty-Five to Sub-Administration Agreement. 66/
(115)	Amendment Number Forty-Six to Sub-Administration Agreement. 69/
(116)	Amendment Number Forty-Seven to Sub-Administration Agreement. 69/
(117)	Amendment Number Forty-Eight to Sub-Administration Agreement. 71/
(118)	Amendment Number Forty-Nine to Sub-Administration Agreement. 74/
(119)	Amendment Number Fifty to Sub-Administration Agreement (redacted). 76/
(120)	Amendment Number Fifty-One to Sub-Administration Agreement. 79/
(121)	Amendment Number Fifty-Two to Sub-Administration Agreement. 79/
65

	(122)	Amendment Number Fifty-Three to Sub-Administration Agreement. 83/
	(123)	Amendment Number Fifty-Four to Sub-Administration Agreement. 85/
	(124)	Amendment Number Fifty-Five to Sub-Administration Agreement. 88/
	(125)	Form of Sub-License Agreement. 3/
	(126)	Amended and Restated Schedules A and B to the Index Sub-License Agreement. 7/
	(127)	Amended and Restated Schedules A and B to the Index Sub-License Agreement. 8/
	(128)	Amended and Restated Sub-License Agreement. 47/
	(129)	Index License Agreement. 77/
	(130)	Index License Agreement Amendment. 88/
	(131)	Expense Limitation Agreement for Global X U.S. Infrastructure Development ETF. 39/
	(132)	Expense Limitation Agreement for Global X Longevity Thematic ETF. 39/
	(133)	Expense Limitation Agreement for Global X Health & Wellness Thematic ETF. 39/
	(134)	Expense Limitation Agreement for Global X Millennials Thematic ETF. 39/
	(135)	Expense Limitation Agreement for Global X DAX Germany ETF. 44/
	(136)	Expense Limitation Agreement for Global X Russell 2000 Covered Call ETF. 45/
	(137)	Expense Limitation Agreement for Global X S&P 500® Quality Dividend ETF. 49/
	(138)	Expense Limitation Agreement for Global X Cybersecurity ETF. 50/
	(139)	Expense Limitation Agreement for Global X DAX Germany ETF. 51/
	(140)	Expense Limitation Agreement for Global X S&P 500 Covered Call ETF. 51/
	(141)	Expense Limitation Agreement for Global X Nasdaq 100 Covered Call ETF. 51/
	(142)	Expense Limitation Agreement for Global X Russell 2000 Covered Call ETF. 51/
	(143)	Expense Limitation Agreement for Global X Cybersecurity ETF. 53/
	(144)	Expense Limitation Agreement for Global X U.S. Preferred ETF. 53/
	(145)	Expense Limitation Agreement for Global X S&P 500 Covered Call ETF. 60/
	(146)	Expense Limitation Agreement for Global X Russell 2000 Covered Call ETF. 64/
	(147)	Expense Limitation Agreement for Global X Russell 2000 Covered Call ETF. 73/
	(148)	Expense Limitation Agreement for Global X Russell 2000 Covered Call & Growth ETF. 81/
	(149)	Expense Limitation Agreement for Global X Financials Covered Call & Growth ETF. 82/
	(150)	Expense Limitation Agreement for Global X Health Care Covered Call & Growth ETF. 82/
	(151)	Expense Limitation Agreement for Global X Information Technology Covered Call & Growth ETF. 82/
	(152)	Expense Limitation Agreement for Global X SuperDividend® ETF. 87/
	(153)	Expense Limitation Agreement for Global X Russell 2000 Covered Call ETF. 86/
	(154)	Expense Limitation Agreement for Global X Russell 2000 Covered Call & Growth ETF. 86/
	(155)	Form of Rule 12d1-4 Fund of Funds Investment Agreement. 73/
(i)	(1)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP. *
	(2)	Opinion of Fox Rothschild LLP. *
(j)	(1)	Consent of PricewaterhouseCoopers LLP. *
	(2)	Consent of Independent Registered Public Accounting Firm. 84/
(k)		Not applicable
(l)		Initial Capital Agreement. 3/
(m)	(1)	Form of Distribution and Service Plan. 3/
	(2)	Amended and Restated Schedule A to the Distribution and Service Plan. 5/
	(3)	Amended and Restated Schedule A to the Distribution and Service Plan. 8/
	(4)	Amended and Restated Schedule A to the Distribution and Service Plan. 9/
	(5)	Amended and Restated Schedule A to the Distribution and Service Plan. 10/
	(6)	Amended and Restated Schedule A to the Distribution and Service Plan. 11/
	(7)	Amended and Restated Schedule A to the Distribution and Service Plan. 12/
	(8)	Amended and Restated Schedule A to the Distribution and Service Plan. 13/
	(9)	Amended and Restated Schedule A to the Distribution and Service Plan. 18/
66

	(10)	Amended and Restated Schedule A to the Distribution and Service Plan. 19/
	(11)	Amended and Restated Schedule A to the Distribution and Service Plan. 20/
	(12)	Amended and Restated Schedule A to the Distribution and Service Plan. 21/
	(13)	Amended and Restated Schedule A to the Distribution and Service Plan. 22/
	(14)	Amended and Restated Schedule A to the Distribution and Service Plan. 24/
	(15)	Amended and Restated Schedule A to the Distribution and Service Plan. 25/
	(16)	Amended and Restated Schedule A to the Distribution and Service Plan. 27/
	(17)	Amended and Restated Schedule A to the Distribution and Service Plan (as of November 14, 2014). 31/
	(18)	Amended and Restated Schedule A to the Distribution and Service Plan (as of March 10, 2015). 31/
	(19)	Amended and Restated Schedule A to the Distribution and Service Plan (as of April 21, 2015). 32/
	(20)	Amended and Restated Schedule A to the Distribution and Service Plan (as of May 29, 2015). 33/
	(21)	Amended and Restated Schedule A to the Distribution and Service Plan (as of September 11, 2015). 34/
	(22)	Amended and Restated Schedule A to the Distribution and Service Plan (as of November 13, 2015). 34/
	(23)	Amended and Restated Schedule A to the Distribution and Service Plan (as of February 26, 2016). 34/
	(24)	Amended and Restated Schedule A to the Distribution and Service Plan (as of April 19, 2016). 35/
	(25)	Amended and Restated Schedule A to the Distribution and Service Plan (as of September 9, 2016). 36/
	(26)	Amended and Restated Schedule A to the Distribution and Service Plan (as of February 24, 2017). 37/
	(27)	Amended and Restated Schedule A to the Distribution and Service Plan (as of September 20, 2017). 38/
	(28)	Amended and Restated Schedule A to the Distribution and Service Plan (as of February 23, 2018). 39/
	(29)	Amended and Restated Schedule A to the Distribution and Service Plan (as of May 23, 2018). 40/
	(30)	Amended and Restated Schedule A to the Distribution and Service Plan (as of September 13, 2018). 43/
	(31)	Amended and Restated Schedule A to the Distribution and Service Plan (as of November 13, 2018). 44/
	(32)	Amended and Restated Schedule A to the Distribution and Service Plan (as of June 13, 2019). 48/
	(33)	Amended and Restated Schedule A to the Distribution and Service Plan (as of February 18, 2020). 54/
	(34)	Amended and Restated Schedule A to the Distribution and Service Plan (as of July 23, 2020). 56/
	(35)	Amended and Restated Schedule A to the Distribution and Service Plan (as of November 11, 2020). 62/
	(36)	Amended and Restated Schedule A to the Distribution and Service Plan (as of February 26, 2021). 65/
	(37)	Amended and Restated Schedule A to the Distribution and Service Plan (as of May 21, 2021). 66/
	(38)	Amended and Restated Schedule A to the Distribution and Service Plan (as of August 4, 2021). 69/
	(39)	Amended and Restated Schedule A to the Distribution and Service Plan (September 17, 2021). 69/
	(40)	Amended and Restated Schedule A to the Distribution and Service Plan (November 12, 2021). 71/
	(41)	Amended and Restated Schedule A to the Distribution and Service Plan (February 25, 2022). 74/
	(42)	Amended and Restated Schedule A to the Distribution and Service Plan (August 10, 2022). 79/
	(43)	Amended and Restated Schedule A to the Distribution and Service Plan (September 16, 2022). 83/
	(44)	Amended and Restated Schedule A to the Distribution and Service Plan (November 11, 2022). 85/
	(45)	Amended and Restated Schedule A to the Distribution and Service Plan (February 24, 2023). 88/
(n)		Not applicable.
(o)		Not applicable.
(p)	(1)	Code of Ethics of Global X Funds and Global X Management Company LLC. 4/
	(2)	Code of Ethics of Global X Funds and Global X Management Company LLC. 29/
	(3)	Code of Ethics of Global X Funds and Global X Management Company LLC. 58/
	(4)	Code of Ethics of Global X Funds and Global X Management Company LLC. 70/
	(5)	Code of Ethics of Global X Funds and Global X Management Company LLC. 82/
	(6)	Code of Ethics of Distributor. 4/
	(7)	Code of Ethics of Mirae Asset Global Investments (USA) LLC. 58/
	(8)	Code of Ethics of Mirae Asset Global Investments (Hong Kong) Limited. *
	(9)	Powers of Attorney. 62/

67

* Filed herein.
** To be filed by Amendment.

1/ Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-151713, filed June 17, 2008.

2/ Incorporated by reference from the Registrant’s Pre-effective Amendment #1, SEC File No. 333-151713, filed August 15, 2008.

3/ Incorporated by reference from the Registrant’s Pre-effective Amendment #2, SEC File No. 333-151713, filed October 27, 2008.

4/ Incorporated by reference from the Registrant’s Post-effective Amendment #2, SEC File No. 333-151713, filed January 20, 2009.

5/ Incorporated by reference from the Registrant’s Post-effective Amendment #4, SEC File No. 333-151713, filed November 16, 2009.

6/ Incorporated by reference from the Registrant’s Post-effective Amendment #7, SEC File No. 333-151713, filed February 26, 2010.

7/ Incorporated by reference from the Registrant’s Post-effective Amendment #9, SEC File No. 333-151713, filed April 16, 2010.

8/ Incorporated by reference from the Registrant’s Post-effective Amendment #11, SEC File No. 333-151713, filed June 16, 2010.

9/ Incorporated by reference from the Registrant’s Post-effective Amendment #15, SEC File No. 333-151713, filed October 27, 2010.

10/ Incorporated by reference from the Registrant’s Post-effective Amendment #20, SEC File No. 333-151713, filed January 10, 2011.

11/ Incorporated by reference from the Registrant’s Post-effective Amendment #31, SEC File No. 333-151713, filed May 3, 2011.

12/ Incorporated by reference from the Registrant’s Post-effective Amendment #32, SEC File No. 333-151713, filed May 11, 2011.

13/ Incorporated by reference from the Registrant’s Post-effective Amendment #41, SEC File No. 333-151713, filed September 20, 2011.

14/ Incorporated by reference from the Registrant’s Post-effective Amendment #52, SEC File No. 333-151713, filed November 22, 2011.

15/ Incorporated by reference from the Registrant’s Post-effective Amendment #59, SEC File No. 333-151713, filed February 3, 2012.

18/ Incorporated by reference from the Registrant’s Post-effective Amendment #68, SEC File No. 333-151713, filed April 25, 2012.

19/ Incorporated by reference from the Registrant’s Post-effective Amendment #71, SEC File No. 333-151713, filed May 29, 2012.

20/ Incorporated by reference from the Registrant’s Post-effective Amendment #80, SEC File No. 333-151713, filed September 5, 2012.

21/ Incorporated by reference from the Registrant’s Post-effective Amendment #93, SEC File No. 333-151713, filed November 26, 2012.
68

22/ Incorporated by reference from the Registrant’s Post-effective Amendment #122, SEC File No. 333-151713, filed July 30, 2013.

24/ Incorporated by reference from the Registrant's Post-effective Amendment # 128, SEC File No. 333-151713, filed October 29, 2013.

25/ Incorporated by reference from the Registrant's Post-effective Amendment # 133, SEC File No. 333-151713, filed February 5, 2014.

26/ Incorporated by reference from the Registrant's Post-effective Amendment # 135, SEC File No. 333-151713, filed February 25, 2014.

27/Incorporated by reference from the Registrant's Post-effective Amendment # 167, SEC File No. 333-151713, filed September 17, 2014.

28/Incorporated by reference from the Registrant's Post-effective Amendment # 173, SEC File No. 333-151713, filed September 29, 2014.

29/Incorporated by reference from the Registrant's Post-effective Amendment # 211, SEC File No. 333-151713, filed February 26, 2015.

30/Incorporated by reference from the Registrant's Post-effective Amendment # 218, SEC File No. 333-151713, filed March 11, 2015.

31/Incorporated by reference from the Registrant's Post-effective Amendment # 220, SEC File No. 333-151713, filed March 19, 2015.

32/Incorporated by reference from the Registrant's Post-effective Amendment # 243, SEC File No. 333-151713, filed May 21, 2015.

33/Incorporated by reference from the Registrant's Post-effective Amendment # 269, SEC File No. 333-151713, filed September 9, 2015.

34/Incorporated by reference from the Registrant's Post-effective Amendment # 331, SEC File No. 333-151713, filed March 24, 2016.

35/Incorporated by reference from the Registrant's Post-effective Amendment # 346, SEC File No. 333-151713, filed May 6, 2016.

36/Incorporated by reference from the Registrant's Post-effective Amendment # 392, SEC File No. 333-151713, filed October 25, 2016.

37/Incorporated by reference from the Registrant's Post-effective Amendment # 424, SEC File No. 333-151713, filed March 1, 2017.

38/Incorporated by reference from the Registrant's Post-effective Amendment # 481, SEC File No. 333-151713, filed October 2, 2017.

39/Incorporated by reference from the Registrant's Post-effective Amendment # 498, SEC File No. 333-151713, filed February 27, 2018.

40/Incorporated by reference from the Registrant's Post-effective Amendment # 521, SEC File No. 333-151713, filed June 8, 2018.

41/Incorporated by reference from the Registrant’s Post-effective Amendment # 524, SEC File No. 333-151713, filed June 22, 2018.

69

42/ Incorporated by reference from the Registrant’s Post-effective Amendment # 525, SEC File No. 333-151713, filed July 3, 2018.

43/ Incorporated by reference from the Registrant’s Post-effective Amendment # 550, SEC File No. 333-151713, filed October 19, 2018.

44/ Incorporated by reference from the Registrant’s Post-effective Amendment # 564, SEC File No. 333-151713, filed February 25, 2019.

45/ Incorporated by reference from the Registrant’s Post-effective Amendment #568, SEC File No. 333-151713, filed March 19, 2019.

46/ Incorporated by reference from the Registrant’s Post-effective Amendment #571, SEC File No. 333-151713, filed March 25, 2019.

47/ Incorporated by reference from the Registrant’s Post-effective Amendment #573, SEC File No. 333-151713, filed April 2, 2019.

48/ Incorporated by reference from the Registrant’s Post-effective Amendment #582, SEC File No. 333-151713, filed September 3, 2019.

49/ Incorporated by reference from the Registrant’s Post-effective Amendment #587, SEC File No. 333-151713, filed September 25, 2019.

50/ Incorporated by reference from the Registrant’s Post-effective Amendment #588, SEC File No. 333-151713, filed October 9, 2019.

51/ Incorporated by reference from the Registrant’s Post-effective Amendment #591, SEC File No. 333-151713, filed February 24, 2020.

52/ Incorporated by reference from the Registrant’s Post-effective Amendment #592, SEC File No. 333-151713, filed March 6, 2020.

53/ Incorporated by reference from the Registrant’s Post-effective Amendment #596, SEC File No. 333-151713, filed March 23, 2020.

54/ Incorporated by reference from the Registrant’s Post-effective Amendment #599, SEC File No. 333-151713, filed May 20, 2020.

55/ Incorporated by reference from the Registrant’s Post-effective Amendment #600, SEC File No. 333-151713, filed May 26, 2020.

56/ Incorporated by reference from the Registrant’s Post-effective Amendment #610, SEC File No. 333-151713, filed July 24, 2020.

57/ Incorporated by reference from the Registrant’s Post-effective Amendment #616, SEC File No. 333-151713, filed August 24, 2020.

58/ Incorporated by reference from the Registrant’s Post-effective Amendment #626, SEC File No. 333-151713, filed September 29, 2020.

59/ Incorporated by reference from the Registrant’s Post-effective Amendment #627, SEC File No. 333-151713, filed October 14, 2020.

60/ Incorporated by reference from the Registrant’s Post-effective Amendment #628, SEC File No. 333-151713, filed October 21, 2020.

61/ Incorporated by reference from the Registrant’s Post-effective Amendment #630, SEC File No. 333-151713, filed November 12, 2020.
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62/ Incorporated by reference from the Registrant’s Post-effective Amendment #631, SEC File No. 333-151713, filed January 4, 2021.

63/ Incorporated by reference from the Registrant’s Post-effective Amendment #633, SEC File No. 333-151713, filed January 26, 2021.

64/ Incorporated by reference from the Registrant’s Post-effective Amendment #634, SEC File No. 333-151713, filed February 23, 2021.

65/ Incorporated by reference from the Registrant’s Post-effective Amendment #635, SEC File No. 333-151713, filed March 24, 2021.

66/ Incorporated by reference from the Registrant’s Post-effective Amendment #644, SEC File No. 333-151713, filed June 23, 2021.

67/ Incorporated by reference from the Registrant’s Post-effective Amendment #647, SEC File No. 333-151713, filed July 20, 2021.

68/ Incorporated by reference from the Registrant’s Post-effective Amendment #649, SEC File No. 333-151713, filed August 6, 2021.

69/ Incorporated by reference from the Registrant’s Post-effective Amendment #655, SEC File No. 333-151713, filed October 26, 2021.

70/ Incorporated by reference from the Registrant’s Post-effective Amendment #658, SEC File No. 333-151713, filed November 9, 2021.

71/ Incorporated by reference from the Registrant’s Post-effective Amendment #662, SEC File No. 333-151713, filed November 23, 2021.

72/ Incorporated by reference from the Registrant’s Post-effective Amendment #663, SEC File No. 333-151713, filed January 14, 2022.

73/ Incorporated by reference from the Registrant’s Post-effective Amendment #667, SEC File No. 333-151713, filed February 24, 2022.

74/ Incorporated by reference from the Registrant’s Post-effective Amendment #668, SEC File No. 333-151713, filed March 3, 2022.

75/ Incorporated by reference from the Registrant’s Post-effective Amendment #670, SEC File No. 333-151713, filed March 24, 2022.

76/ Incorporated by reference from the Registrant’s Post-effective Amendment #671, SEC File No. 333-151713, filed April 5, 2022.

77/ Incorporated by reference from the Registrant’s Post-effective Amendment #674, SEC File No. 333-151713, filed April 22, 2022.

78/ Incorporated by reference from the Registrant’s Post-effective Amendment #677, SEC File No. 333-151713, filed May 19, 2022.

79/ Incorporated by reference from the Registrant’s Post-effective Amendment #681, SEC File No. 333-151713, filed September 23, 2022.

80/ Incorporated by reference from the Registrant’s Post-effective Amendment #683, SEC File No. 333-151713, filed September 27, 2022.

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81/ Incorporated by reference from the Registrant’s Post-effective Amendment #684, SEC File No. 333-151713, filed September 27, 2022.

82/ Incorporated by reference from the Registrant’s Post-effective Amendment #685, SEC File No. 333-151713, filed November 3, 2022.

83/ Incorporated by reference from the Registrant’s Post-effective Amendment #686, SEC File No. 333-151713, filed November 23, 2022.

84/ Incorporated by reference from the Registrant’s Post-effective Amendment #700, SEC File No. 333-151713, filed December 14, 2022.

85/ Incorporated by reference from the Registrant’s Post-effective Amendment #702, SEC File No. 333-151713, filed February 6, 2023.

86/ Incorporated by reference from the Registrant’s Post-effective Amendment #707, SEC File No. 333-151713, filed February 27, 2023.

87/ Incorporated by reference from the Registrant’s Post-effective Amendment #709, SEC File No. 333-151713, filed March 2, 2023.

88/ Incorporated by reference from the Registrant’s Post-effective Amendment #713, SEC File No. 333-151713, filed March 17, 2023.

Item 29. Persons Controlled by or Under Common Control with the Fund
None.

Item 30. Indemnification
Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(2) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in the By-Laws, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and that expenses in connection with the defense of any proceeding of the character described above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

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Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant. In no event will any revision, amendment or change to the By-Laws affect in any manner the rights of any Trustee or officer of the Trust to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Trustee or officer in connection with any proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Trustee or officer in the settlement of such proceeding) with respect to any act or omission of such Trustee or officer that occurred or is alleged to have occurred prior to the time such revision, amendment or change to the By-Laws is made.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(2) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 31. Business and Other Connections of the Investment Adviser

(a) Global X Management Company LLC ("GXMC") serves as investment adviser to the Fund and provides investment supervisory services. Information as to the officers and directors of Global X Management Company LLC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-69093) and is incorporated herein by reference.

Set forth below is a list of officers and directors of Global X Management Company LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

73

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Luis Berruga, President & CEO	President, GXMC (since 01/2018); Chief Executive Officer, GXMC (since 07/2018); Chief Financial Officer, GXMC (since 02/2014)
Joseph Costello, Chief Compliance Officer	Chief Compliance Officer, GXMC (since 09/2016)
John Belanger, Chief Operating Officer	Chief Operating Officer and Head of Portfolio Management & Portfolio Administration, GXMC (since 12/2020); Portfolio Manager (12/2020-04/2022)
Susan Lively, General Counsel	General Counsel, GXMC (since 09/2020)
Ronnie Riven, Treasurer	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018-12/2021)
(b) Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Joon Hyuk Heo, CFA, Chief Executive Officer and Chief Investment Officer since December 2019; Chief Compliance Officer since March 2022; Head of Global Fixed Income Investments since May 2011	None

(c) Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 and is responsible for managing the wider Mirae Asset Group's Asia Pacific ex-Japan equity products and for sales and distribution activities in the Asia Pacific region.

Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Jung Ho Rhee, CFA, President and Chief Executive Officer since 2012	Head of Asset Allocation Team at Mirae Asset Global Investments (Hong Kong) Ltd. in 2011.
Se Han Song, Chief Operating Officer since February 2022	Head of Business Planning and Product Development at Mirae Asset Global Investments (Hong Kong) Ltd. from November 2019.
Aico Li, Chief Compliance Officer since July 2022	None

Item 32. Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
74

SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
NexPoint Funds I (f/k/a Highland Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds
Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal
75

underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Position and Offices with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

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Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Principal Underwriter; (d) Administrator; (e) Transfer Agent/Custodian; and (f) Investment Sub-Adviser. The address of each is as follows:

(a)	Registrant Global X Funds 605 3rd Avenue, 43rd Fl New York, NY 10158
(b)	Investment Adviser Global X Management Company LLC 605 3rd Avenue, 43rd Fl New York, NY 10158
(c)	Principal Underwriter SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
(d)	Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
(e)	Custodian and Transfer Agent The Bank of New York Mellon 240 Greenwich Street New York, New York 10286 Custodian and Transfer Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
(f)
Investment Sub-Adviser
Mirae Asset Global Investments (USA) LLC
1212 Avenue of the Americas, 10th Fl
New York, NY 10036

Investment Sub-Adviser
Mirae Asset Global Investments (Hong Kong) Limited
Unit 1101, 11/F, Lee Garden Three
1 Sunning Road
Causeway Bay, Hong Kong

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

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Exhibit Index

(g)	(51)	Amendment to the Custodian Agreement with BNY Mellon dated March 23, 2023.
(g)	(54)	Amendment to Foreign Custody Manager Agreement with BNY Mellon dated March 23, 2023.
(h)	(49)	Amendment to the Transfer Agency and Service Agreement with BNY Mellon dated March 23, 2023.
(i)	(1)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.
(i)	(2)	Opinion of Fox Rothschild LLP.
(j)	(1)	Consent of PricewaterhouseCoopers LLP.
(p)	(8)	Code of Ethics of Mirae Asset Global Investments (Hong Kong) Limited.

78

                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 716 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 29th day of March, 2023.

Global X Funds

By: /s/ Luis Berruga
Luis Berruga

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Luis Berruga	Trustee, President	March 29, 2023
Luis Berruga

/s/ John Belanger	Principal Financial Officer	March 29, 2023
John Belanger

/s/ Ronnie Riven	Treasurer	March 29, 2023
Ronnie Riven

*	Trustee
Charles A. Baker		March 29, 2023

*	Trustee
Susan M. Ciccarone		March 29, 2023

*	Trustee
Clifford J. Weber		March 29, 2023

*/s/ Luis Berruga
Attorney-In-Fact, pursuant to power of attorney